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TABLE OF CONTENTS
Financial Statements

Filed Pursuant to Rule 497 Registration No. 333-147185

Prospectus Supplement
(To Prospectus dated January 14, 2008)

GLADSTONE INVESTMENT CORPORATION

Transferable Rights Offering to Purchase
up to 5,520,033 Shares of Common Stock
Upon Exercise of Rights to Subscribe for Such Shares

         We are granting at no cost to the holders of shares of our common stock on the record date subscription rights, or the Rights, to purchase up to an aggregate of 5,520,033 shares of our common stock. You will receive one Right for every three shares of our common stock that you own as of the record date, which is March 31, 2008, at 5:00 p.m., New York time. For every Right held, you will be able to purchase one share of our common stock at the subscription price. Fractional shares will not be issued upon exercise of Rights. As more fully described in this prospectus supplement, through an over-subscription privilege, our common stockholders on the record date, as well as purchasers of Rights, may request shares of our common stock not acquired by other stockholders in this offering.

         The subscription price per share will be ninety three percent (93%) of the volume-weighted average of the sales prices of our common stock on the NASDAQ Global Select Market for the five (5) consecutive trading days ending on the expiration date of the offering. Because the subscription price will be determined on the expiration date, stockholders who elect to exercise their rights will not know the subscription price per share at the time they exercise such rights. There is a significant possibility that this offering will dilute the ownership interest and voting power of the common stock owned by stockholders who do not fully exercise their basic subscription rights. Stockholders who do not fully exercise their basic subscription rights should expect that they will, upon completion of the offering, own a smaller proportional interest in us than before the offering.

         The Rights will expire if they are not exercised by 5:00 p.m., New York time, on April 21, 2008, the expiration date of the offering, unless extended by us, in our sole discretion, to a date not later than May 5, 2008. You will have no right to rescind your subscription after receipt of your payment of the estimated subscription price to the subscription agent.

         Please read this prospectus supplement and accompanying prospectus and prospectus supplement before investing, and keep it for future reference. It contains important information about us. The Securities and Exchange Commission, or the SEC, maintains an Internet website (http://www.sec.gov) that contains other information about us. Such information is also available free of charge by contacting Gladstone Investment Corporation at 1521 Westbranch Drive, Suite 200, McLean, VA 22101, or by calling our toll-free investor relations line at (866) 366-5745.

         We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company under the Investment Company Act of 1940, as amended. We are principally engaged in investing in subordinated loans, mezzanine debt, preferred stock and warrants to purchase common stock of small and medium-sized companies in connection with buyouts and other recapitalizations. We also invest in senior secured loans and common stock and in senior and subordinated syndicated loans. Our investment objective is to generate both current income and capital gains through these debt and equity instruments.

         Our common stock is traded on the NASDAQ Global Select Market under the symbol "GAIN." As of March 24, 2008, the last reported sale price on the NASDAQ Global Select Market for our common stock was $9.70. The Rights are transferable and they will be admitted for trading on the NASDAQ Global Select Market under the symbol "GAINR" during the course of this offering. We anticipate that the Rights will begin trading on April 2, 2008. See "The Rights Offering" in this prospectus supplement for a complete discussion of the terms of this offer.

	Per Share(1)	Total(2)
Estimated Subscription Price	$9.02	$49,790,698
Estimated Sales Load(3)	$0.1353	$746,860
Proceeds to the Company(4)	$8.8847	$49,043,838

(1)
Estimated using 93% of the last reported sales price of a share of our common stock on the NASDAQ Global Select Market on March 24, 2008.

(2)
Assumes that all 5,520,033 shares are purchased at the Estimated Subscription Price.

(3)
We will pay to certain broker-dealers soliciting the exercise of subscription rights solicitation fees equal to 1.5% of the subscription price for each share issued as a result of their soliciting efforts. Estimated assuming that a solicitation fee is paid on all 5,520,033 shares.

(4)
Before deduction of expenses incurred by us related to this offering estimated to be approximately $615,000.

Exercising your subscription rights and investing in our shares of common stock involves risks. See "Risk Factors" beginning on page S-5 of this prospectus supplement and page 8 of the accompanying prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement or the accompanying prospectus and prospectus supplement. Any representations to the contrary are a criminal offense.

Prospectus Supplement dated March 31, 2008

TABLE OF CONTENTS

Prospectus Supplement

Prospectus Supplement

Page
Interim Management's Discussion and Analysis of Financial Condition and Results of Operations	SS-1
Interim Consolidated Financial Statements	SS-22

Prospectus

        We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus supplement and the accompanying prospectus and prospectus supplement. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus supplement and the accompanying prospectus and prospectus supplement as if we had authorized it. This prospectus supplement and the accompanying prospectus and prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus supplement and the accompanying prospectus and prospectus supplement is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates.

Summary

        This summary highlights some information from this prospectus supplement and the accompanying prospectus and prospectus supplement, and it may not contain all of the information that is important to you. To understand the terms of the Rights and the underlying common stock offered hereby, you should read this prospectus supplement and the accompanying prospectus and prospectus supplement carefully. Together, these documents describe the specific terms of the securities we are offering. You should carefully read the section titled "Risk Factors" in this prospectus supplement and the accompanying prospectus as well as the documents identified in the section "Additional Information." Except where the context suggests otherwise, the terms "we," "us," "our," the "Company" and "Gladstone Investment" refer to Gladstone Investment Corporation; "Adviser" refers to Gladstone Management Corporation; "Administrator" refers to Gladstone Administration, LLC; "Gladstone Commercial" refers to Gladstone Commercial Corporation, "Gladstone Capital" refers to Gladstone Capital Corporation; and "Gladstone Companies" refers to our Adviser and its affiliated companies.

Gladstone Investment Corporation

        We were incorporated under the General Corporation Law of the State of Delaware on February 18, 2005. We were primarily established for the purpose of investing in subordinated loans, mezzanine debt, preferred stock, and warrants to purchase common stock of small and medium-sized companies in connection with buyouts and other recapitalizations. We also invest in senior secured loans, common stock and senior and subordinated syndicated loans. Our investment objective is to generate both current income and capital gains through these debt and equity instruments. We operate as a closed-end, non-diversified management investment company, and have elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, which we refer to as the 1940 Act.

        We currently qualify and intend to continue to qualify for treatment as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. As a RIC, we generally do not pay corporate level federal income taxes on any ordinary income or capital gains distributed to stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described in the accompanying prospectus). In addition, to qualify for RIC tax treatment we are required to distribute to stockholders, for each taxable year, at least ninety percent (90%) of investment company taxable income, which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long term capital losses.

Our Investment Adviser and Administrator

        Our affiliate, the Adviser, is our investment adviser and is led by a management team which has extensive experience in our lines of business. All of our executive officers serve as either directors or executive officers, or both, of Gladstone Commercial, a publicly traded real estate investment trust; Gladstone Capital, a publicly traded business development company; our Adviser; and our Administrator. Additionally, all of our independent directors serve as directors of Gladstone Commercial and Gladstone Capital. Our Administrator employs our chief financial officer, chief compliance officer, controller, treasurer and their respective staffs. Our Adviser and our Administrator also provide investment advisory and administrative services to our affiliates, Gladstone Commercial, Gladstone Capital, and Gladstone Land Corporation, an agricultural real estate company owned by our chairman and chief executive officer, David Gladstone. In the future, our Adviser may provide investment advisory and administrative services to other funds, both public and private, of which it is the sponsor.

        We have been externally managed by our Adviser pursuant to an investment advisory and management agreement since our inception. Our Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Our Adviser is headquartered in McLean, Virginia, a suburb of Washington, D.C., and also has offices in the states of New York, New Jersey, Pennsylvania, Illinois, Texas and Washington.

Our Investment Objectives and Our Strategy

        We seek to achieve returns from current income from senior, subordinated and mezzanine debt, and capital gains from preferred stock and warrants to purchase common stock that we acquire in connection with buyouts and recapitalizations of small and mid-sized companies with established management teams. Our investments generally range between $5 million and $30 million each, although this investment size may vary proportionately as the size of our capital base changes. We invest either by ourselves or jointly with other buyout funds and/or management of the portfolio company, depending on the opportunity. If we are participating in an investment with one or more co-investors, then our investment is likely to be smaller than if we were investing alone. We expect that our target portfolio over time will include mostly subordinated loans, mezzanine debt, preferred stock, and warrants to buy common stock.

Recent Developments

        On March 18, 2008, we invested an aggregate of approximately $10.6 million in Mathey Dearman, Inc., which we refer to as Mathey. The investment consisted of approximately $0.8 million in common stock and warrants to purchase common stock of Mathey and approximately $9.8 million of senior and subordinated notes, along with a revolving credit facility of $2.0 million, of which $2.0 million was undrawn at March 24, 2008.

        During March 2008, we sold certain of our syndicated loan investments for an aggregate of approximately $10.2 million, and realized an aggregate loss of approximately $1.4 million on the sale of certain of these investments.

Rights Offering Summary

NASDAQ Global Select Market Symbols	"GAIN" (common stock) and "GAINR" (Rights)
Basic Subscription Rights
Pursuant to this offering, we will distribute to each holder of our common stock one transferable Right to purchase our common stock for every three shares of our common stock owned by such holder on the Record Date (as defined below). Fractional shares will not be issued upon exercise of Rights.

The "Basic Subscription Rights" entitle you to purchase one share of our common stock at the Subscription Price for every Right you hold. You are entitled to subscribe for all or any portion of the shares of our common stock underlying your Basic Subscription Rights.

Over-Subscription Privilege
If all of the Rights initially issued are not exercised by Record Date Stockholders (as defined below) pursuant to the Basic Subscription Rights as of the Expiration Date (as defined below), which we refer to as "Excess Shares," any unsubscribed shares will be offered to other Record Date Stockholders who have exercised all or a portion of their Rights as well as to subscribing purchasers of Rights (and their transferees), or "Rights Purchasers," who wish to acquire additional shares. This is called the "Over-Subscription Privilege."
Proration of Over-Subscription Privilege
If there are Excess Shares of our common stock available for sale pursuant to the exercise of the Over-Subscription Privilege (whether or not we determine to issue the remaining shares to honor all over-subscriptions), and the number of Excess Shares is not sufficient to satisfy in full all subscriptions submitted for the remaining shares, Excess Shares will be allocated first to Record Date Stockholders who have exercised all or a portion of their Rights in accordance with their over-subscription request. Any Excess Shares remaining after satisfying all over-subscription requests by such Record Date Stockholders will be allocated among Rights Purchasers who over-subscribe, pro rata based on the number of Rights exercised.
Subscription Price
The Subscription Price per share will be 93% of the volume-weighted average of the sales prices of our common stock on the NASDAQ Global Select Market for the five (5) consecutive trading days ending on the Expiration Date of the offering.
Estimated Subscription Price
The Estimated Subscription Price is $9.02 per share, estimated using 93% of the last reported sales price of a share of our common stock on the NASDAQ Global Select Market on March 24, 2008. Because the actual Subscription Price will be determined on the Expiration Date, rights holders who decide to acquire shares pursuant to their Basic Subscription Rights or pursuant to the Over-Subscription Privilege will not know the actual Subscription Price when they make that decision. If the actual Subscription Price is lower, excess payments will be refunded (without interest), and if the actual Subscription Price is higher, rights holders exercising their Rights will be required to make an additional payment.
Record Date	The "Record Date" is March 31, 2008, at 5:00 p.m., New York time. We refer to stockholders of record on the Record Date as "Record Date Stockholders."
Expiration Date	The "Expiration Date" will be 5:00 p.m., New York time, on April 21, 2008, unless extended by us to a date not later than May 5, 2008.

Soliciting Fees
We have agreed to pay to certain broker-dealers that execute a Soliciting Dealer Agreement, fees equal to 1.5% of the Subscription Price for each share issued upon the exercise of Rights as a result of their soliciting efforts. Only broker-dealers whose efforts culminate in the exercise of Rights and issuance of shares of common stock will be paid the soliciting fees.
Amendments; Termination	We reserve the right to amend the terms and conditions of this offering or to terminate this offering prior to delivery of the common stock.
Transferability of Rights
Rights are being issued only to Record Date Stockholders and are transferable. The Rights will be admitted for trading on the NASDAQ Global Select Market under the symbol "GAINR," and we anticipate that they will begin trading on April 2, 2008.
Subscription Agent	The "Subscription Agent" is The Bank of New York.
Information Agent	The "Information Agent" is Georgeson Inc.

        For additional information regarding this offering, see "The Rights Offering" in this prospectus supplement.

RISK FACTORS

        You should carefully consider the risks described below and all other information provided and incorporated by reference in this prospectus supplement and the accompanying prospectus and prospectus supplement, including the Risk Factors described beginning on page 8 of the accompanying prospectus, before you decide whether to make an investment in our common stock through this offering. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

        If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Related to the Rights Offering

The Subscription Price determined for this offering is not an indication of the value of shares of our common stock.

        The Subscription Price does not necessarily bear any relationship to the results of operations, cash flows, losses, financial condition or any other established criteria for value. You should not consider the Subscription Price as an indication of the value of our common stock. After the date of this prospectus supplement, our common stock may trade at prices below the Subscription Price. Additionally, our net asset value is determined quarterly and was last determined as of December 31, 2007. Although we are not aware of any material changes to the value of our investments that would cause our net asset value to differ materially from that determined as of December 31, 2007, our net asset value, or the discount of the Rights to our net asset value, may increase or decrease upon our next quarterly determination of net asset value. For further information regarding our valuation process, please see "Management's Discussion and Analysis of Financial Condition and Operations—Critical Accounting Policies—Investment Valuation" in the accompanying prospectus.

If you do not fully exercise your Basic Subscription Rights in this offering, there is a significant possibility you will suffer dilution of your percentage ownership of our common stock.

        There is a significant possibility that this offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their Basic Subscription Rights. In other words, stockholders who do not fully exercise their subscription Rights should expect that they will, upon completion of the offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their subscription Rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offering. This offering will result in our issuance of up to an additional 5,520,033 shares of common stock.

        If the Subscription Price is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer. The amount of any decrease in net asset value is not predictable because it is not known at this time what the net asset value per share will be on the Expiration Date of the offering or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.

        The fact that the Rights are transferable may mitigate the effects of any dilution as a result of the offer. Rights holders can transfer or sell their Rights. The cash received from the sale of Rights is partial compensation for any possible dilution. There can be no assurances, however, that a market for the Rights will develop or the Rights will have any value in that market.

        If you do not exercise your subscription Rights prior to the scheduled Expiration Date of this offering, your Rights will expire and you will have no further Rights.

There is no established trading market for the Rights, which could make it more difficult for you to sell Rights and could adversely affect their price.

        There can be no assurance that an active trading market for the Rights will develop as a result of the offer of the Rights by any selling holder of that, if such a market develops, it will be maintained. We have applied for the Rights to be quoted on the NASDAQ Global Select Market under the Symbol "GAINR" and expect trading to begin on April 2, 2008. Future trading prices of the Rights will depend upon many factors, including our operating results, the market for similar securities, and the performance of our common stock.

If we cancel this offering, neither we nor the Subscription Agent will have any obligation to you except to return your subscription payments.

        We may withdraw or terminate this offering for any reason. If we elect to withdraw or terminate this offering, neither we nor the Subscription Agent will have any obligation with respect to Rights that have been exercised except to return, without interest or deduction, any subscription payments we or the Subscription Agent received from you.

If you do not act promptly and follow subscription instructions, then your exercise of Rights may be rejected.

        Holders of Rights who desire to purchase shares of common stock in this offering must act promptly to ensure that all required forms and payments are actually received by the Subscription Agent prior to the scheduled Expiration Date. If you are a beneficial owner of Rights and you wish to exercise your Rights, you must act promptly to ensure that your broker, custodian bank, or other nominee acts for you and that all required forms and payments are actually received by your broker, custodian bank or other nominee in sufficient time to deliver such forms and payments to the Subscription Agent to exercise the Subscription Rights associated with the common stock that you beneficially own prior to the scheduled Expiration Date. With respect to exercises of the Rights, we shall not be responsible if your broker, custodian, or nominee fails to ensure that all required forms and payments are actually received by the Subscription Agent prior to the scheduled Expiration Date.

        If you fail to complete and sign the required subscription forms, send an incorrect payment amount, or otherwise fail to follow the subscription procedures that apply to your exercise in this offering, the Subscription Agent may, depending on the circumstances, reject your subscription or accept it only to the extent of the payment received. Neither we nor our Subscription Agent are under any obligation to contact you concerning an incomplete or incorrect subscription form or payment, nor are we under any obligation to correct such forms or payment. We have the sole discretion to determine whether a subscription exercise properly follows the subscription procedures.

If you make payment of the Subscription Price by uncertified check, your check may not have cleared in sufficient time to enable you to purchase shares in this offering.

        Any uncertified check used to pay for shares to be issued in this offering must clear prior to the Expiration Date of this offering, and the clearing process may require five (5) or more business days. If you choose to exercise your Rights, in whole or in part, and to pay for shares by uncertified check and your check has not cleared prior to the Expiration Date, you will not have satisfied the conditions to exercise your Rights and will not receive the shares you attempted to purchase.

You could be committed to buying shares of our common stock above the prevailing market price.

        The public trading market price of shares of our common stock may decline before you are delivered new common stock issuable upon the exercise of your Rights. If you exercise your Rights and, afterwards, the public trading market price of our common stock decreases below the Subscription Price, you will have committed to buying our common stock at the Subscription Price, which may be above the prevailing market price on the Expiration Date.

        Shares of our common stock are traded on the NASDAQ Global Select Market under the symbol "GAIN." On March 24, 2008, the last trading day before this offering was publicly announced, the closing price for our common stock on the NASDAQ Global Select Market was $9.70. We cannot assure you that the market price of our common stock will not decline prior to the expiration of this offering or that, after shares of our common stock are issued upon exercise of Subscription Rights, a subscribing Rights holder will be able to sell the common stock purchased in this offering at a price equal to or greater than the Subscription Price. The market price of our common stock could vary significantly, including in response to factors discussed herein and under the caption "Risk Factors" in the accompanying prospectus.

        In addition, we will not pay you interest on any money you send to the Subscription Agent when you exercise your Rights prior to the time shares of our common stock are delivered.

THE RIGHTS OFFERING

Terms of the Offering

        We are issuing to Record Date Stockholders transferable Rights to subscribe for shares of our common stock. Each Record Date Stockholder is being issued one transferable Right for every three shares of common stock owned on the Record Date. For every Right held, you will be able to purchase one share of our common stock at the Subscription Price. Rights may be exercised at any time during the subscription period, which commences on March 31, 2008 and ends at 5:00 p.m., New York time, on April 21, 2008.

        In addition, Record Date Stockholders who exercise all or a portion of the Rights initially issued, as well as Rights Purchasers, are entitled to subscribe for shares which were not purchased by other stockholders pursuant to their Basic Subscription Rights and will have an opportunity to indicate on the "Subscription Certificate" how many shares they are willing to acquire pursuant to their Over-Subscription Privilege. If enough shares are available, all requests to buy shares that were not bought by other holders will be honored in full. Shares acquired pursuant to the Over-Subscription Privilege are also subject to availability, allocation preferences and proration, which is more fully discussed in the sub-section below entitled "Over-Subscription Privilege."

        We have not engaged an underwriter in connection with this offering; however, we have agreed to pay soliciting fees to certain broker-dealers for their soliciting efforts, which culminate in the exercise of the Rights and issuance of shares of common stock. See the section entitled "—Soliciting Fees" below.

        Rights will be evidenced by Subscription Certificates. The number of Rights issued to each holder will be stated on the Subscription Certificate delivered to such holder. The method by which the Rights may be exercised and shares paid for is explained in the sub-sections below entitled "Method of Exercise of Rights" and "Payment for Shares." A Rights holder will have no right to rescind a purchase after the Subscription Agent has received the holder's Subscription Certificate or "Notice of Guaranteed Delivery," as described below. Shares of common stock issued pursuant to an exercise of the Rights will be listed on the NASDAQ Global Select Market.

        The Rights are transferable. The Rights will be admitted for trading on the NASDAQ Global Select Market under the symbol "GAINR." We anticipate that the Rights will begin trading on April 2, 2008. Rights Purchasers who are not Record Date Stockholders may purchase Rights from Record Date Stockholders, or their transferees, and are entitled to request shares pursuant to the Over-Subscription Privilege. However, as described in greater detail below in "—Over-Subscription Privilege," Record Date Stockholders will have priority over Rights Purchasers if there are insufficient "Excess Shares" to honor all over-subscriptions.

        Participants in our dividend reinvestment plan will be issued Rights for the common stock held in their accounts in the dividend reinvestment plan as of the Record Date. Participants wishing to exercise such Rights must exercise Rights in accordance with the procedures set forth in the sub-sections below entitled "—Method of Exercise of Rights" and "—Payment for Shares." Such Rights will not be exercised automatically by the dividend reinvestment plan. The Rights must be exercised separately for each account.

        There is no minimum number of Rights which must be exercised in order for this offering to close; however, we may amend the terms and conditions of this offering or terminate this offering prior to delivery of the common stock.

Purpose of the Offering

        Our Board of Directors has determined that this offering is in our best interest and in the best interests of our stockholders. In this regard, our Board of Directors considered, among other things, using a fixed pricing versus variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, and the effect on us if this offering is not fully subscribed. The offering gives existing stockholders the right to purchase additional shares at a price that may be below market without incurring any commission or sales charges (although if you exercise your Rights through a financial institution, then you are responsible for paying any fees that institution may charge).

        The offering will increase the equity capital available to pay down existing short-term debt. In connection with the approval of this offering, our Board of Directors considered, among other things, the following factors:

  •
  the size of the discount to the market price;

  •
  the dilution to be experienced by non-exercising or partially non-exercising stockholders, and the possible net asset value per share dilution to be experienced by all stockholders;

  •
  the terms and expenses of the offering;

  •
  the size of the offering in relation to the number of shares outstanding;

  •
  the market price of our common stock, both before and after the announcement of the equity offering;

  •
  the general condition of the securities markets; and

  •
  the use to be made of the proceeds from the offering and the return to stockholders upon such use.

        There can be no assurance of the amount of dilution that a stockholder will experience or that the offering will be successful.

        We believe the offering will be a relatively low-cost method for raising additional capital because other than those fees described in the section below entitled "—Soliciting Fees," no sales commissions or underwriting discounts will be paid in respect of the shares sold in the offering. We may, in the future and at our discretion, choose to make additional offerings of shares from time to time for a number of shares and on terms that may or may not be similar to this offering. Any such future offering will be made in accordance with applicable law.

The Subscription Price

        The Subscription Price per share will be 93% of the volume-weighted average of the sales prices of our common stock on the NASDAQ Global Select Market for the five (5) consecutive trading days ending on the Expiration Date. Because the Expiration Date will be April 21, 2008 (unless we extend the offer), and the Subscription Price will be determined on the Expiration Date, Rights holders will not know the Subscription Price at the time of exercise and will be required initially to pay for both the shares subscribed for pursuant to their Basic Subscription Rights and any additional shares subscribed for pursuant to the Over-Subscription Privilege at the Estimated Subscription Price of $9.02 per share. The Estimated Subscription Price is determined using ninety three percent (93%) of the last reported sales price of a share of our common stock on the NASDAQ Global Select Market on March 24, 2008, and may be more or less than the actual Subscription Price per share. If the actual Subscription Price is lower, excess payments will be refunded (without interest), and if the actual Subscription Price is higher, Rights holders exercising their rights will be required to make an additional payment. Rights holders who exercise their Rights will have no right to rescind a purchase after receipt of their completed subscription certificates together with payment of the Estimated Subscription Price for each share subscribed for under their subscription Rights by the Subscription Agent.

Determination of the Subscription Price

        The Subscription Price has been determined by our Board of Directors. The factors considered, among others, by our Board of Directors in determining the Subscription Price included those factors described under "Purpose of The Offering," as well as the following factors:

  •
  the absence of underwriting discounts (which generally range from 5% to 7% of gross offering proceeds) or sales commissions (other than those described in the section entitled "—Soliciting Fees") in connection with this offering;

  •
  the pricing terms in other recently completed rights offerings by BDCs and other investment companies; and

  •
  the desirability of ensuring significant stockholder participation in the offering.

Distribution of Rights

        We will issue to each holder of our common stock at no cost one transferable Right to purchase our common stock for every three shares of our common stock owned by that holder as of the Record Date. No fractional Rights will be issued. For every Right held you will be entitled to purchase one share of common stock at the Subscription Price. The Subscription Price per share will be ninety three percent (93%) of the volume-weighted average of the sales prices of our common stock on the NASDAQ Global Select Market for the five (5) consecutive trading days ending on the Expiration Date.

Basic Subscription Rights

        Your Basic Subscription Rights entitle you to purchase one share of our common stock at the Subscription Price for each Right issued to you. You are entitled to subscribe for all or any portion of the shares of our common stock underlying your Basic Subscription Rights.

Over-Subscription Privilege

        If all of the Rights initially issued are not exercised by Record Date Stockholders or Rights Purchasers, any unsubscribed Shares will be offered to other Record Date Stockholders who have exercised all or a portion of their Rights as well as to subscribing Rights Purchasers who wish to acquire additional Shares. However, to the extent there are insufficient unsubscribed Shares to satisfy all over-subscription requests, Record Date Stockholders who have exercised all or a portion of their Rights will have preference over Rights Purchasers in the Over-Subscription Privilege as discussed below. There can be no assurance that either Record Date Stockholders or Rights Purchasers will receive shares pursuant to the Over-Subscription Privilege.

        If there are not enough Excess Shares to fully honor all over-subscription requests, Excess Shares will be allocated first to Record Date Stockholders who have exercised all or a portion of their Rights in accordance with their over-subscription request. If there are not enough Excess Shares to fully honor all over-subscription requests by such Record Date Stockholders, the Excess Shares will be allocated pro rata among such Record Date Stockholders based on the number of Rights exercised up to the maximum number of over-subscribed shares indicated by the subscriber on his or her subscription certificate. The allocation process may involve a series of allocations to assure that the total number of remaining shares available for over-subscriptions is distributed on a pro rata basis. The formula to be used in allocating Excess Shares available to Record Date Stockholders exercising their Over-Subscription Privilege is as follows:

Number of Rights Held by Record Date Stockholder on the Expiration Date Total Number of Rights Held by All Record Date Stockholders Exercising their Over-Subscription Privilege	×	Excess Shares Remaining

        If sufficient Excess Shares are available after satisfying the over-subscription requests of Record Date Stockholders, then all over-subscriptions by Rights Purchasers will be honored in full. If the Excess Shares are insufficient to permit such an allocation, remaining Excess Shares will be allocated among Rights Purchasers who over-subscribe pro rata based on the number of Rights exercised up to the maximum number of over-subscribed shares indicated by the subscriber on his or her subscription certificate. The formula to be used in allocating the Excess Shares available to Rights Purchasers exercising their Over-Subscription Privilege is as follows:

Number of Rights Held by Rights Purchaser on the Expiration Date Total Number of Rights Held by All Rights Purchasers Exercising their Over-Subscription Privilege	×	Excess Shares Available for Rights Purchasers Exercising Their Over-Subscription Privilege

        Both Record Date Stockholders and Rights Purchasers should indicate, in the Subscription Certificate submitted with respect to the exercise of any Rights, how many shares they are willing to acquire pursuant to the Over-Subscription Privilege. The Over-Subscription Privilege must be exercised at the same time that a Record Date Stockholder or Rights Purchaser exercises their Rights.

        If you own shares of our common stock through your bank, broker, or other nominee holder who will exercise your Rights on your behalf and you wish to exercise your Over-Subscription Privilege, the bank, broker, or other nominee holder will be required to certify to us and to the Subscription Agent the following information:

  •
  the number of Rights of our common stock held on your behalf on the Expiration Date;

  •
  the number of Rights exercised, whether received as a Record Date Stockholder or purchased on the NASDAQ Global Select Market;

  •
  that all or a portion of your Basic Subscription Rights held in the same capacity have been exercised; and

  •
  the number of shares subscribed for under your Over-Subscription Privilege.

Your bank, broker, or other nominee holder may also disclose to us other information received from you.

        We will not offer or sell in connection with the offering any shares that are not subscribed for pursuant to the Basic Subscription Rights or the Over-Subscription Privilege.

No Fractional Rights or Shares

        We will not issue fractional Rights or fractional shares. The number of Rights issued to Record Date Stockholders will be rounded down to the nearest whole number of Rights.

Method of Exercise of Rights

        Subscription Certificate(s) which evidence the Rights and "Instructions as to Use of Subscription Certificates" will be mailed to Record Date Stockholders. In addition, a "Notice to Record

Stockholders" describing the Rights Offering and the method for the exercise of Rights will be mailed to all Record Date Stockholders. Rights may be exercised by stockholders who are record owners by filling in and signing the enclosed Subscription Certificate(s) and mailing the certificate(s) in the envelope provided, or by delivering the completed and signed Subscription Certificate(s) to the Subscription Agent, together with required payment for the shares as described in the sub-section below entitled "Payment for Shares."

        Rights may also be exercised by a stockholder by contacting his or her broker, bank or other nominee, who can arrange, on the stockholder's behalf, for delivery of a properly completed and executed Subscription Certificate(s) and payment for the shares. A "Notice to Brokers, Bankers and Other Nominees" describing the Rights offering and the method for the exercise of Rights, as well as a "Notice to Beneficial Stockholders" and a "Beneficial Ownership Election Form," will be mailed to all banks, brokers and other nominees of Record Date Stockholders. A fee may be charged by the broker, bank or other nominee for this service. Unless stockholders are delivering their Subscription Certificate(s) pursuant to a Notice of Guaranteed Delivery as described in the sub-section below entitled "Notice of Guaranteed Delivery," Subscription Certificate(s) must be received by the Subscription Agent prior to 5:00 p.m., New York time, on the Expiration Date at the offices of the Subscription Agent.

Payment for Shares

        Stockholders or Rights Purchasers who are acquiring shares of common stock issuable upon the exercise of their Basic Subscription Rights and/or Over-Subscription Privilege must send payment for the shares to be acquired to the Subscription Agent based on the Estimated Subscription Price of $9.02. To be accepted, such payment must be made payable to "The Bank of New York, as Subscription Agent—Gladstone Investment Corp." and received by the Subscription Agent prior to 5:00 p.m. New York time on the Expiration Date. The Subscription Agent will not honor any exercise of Rights received by it after the Expiration Date. The Subscription Agent will deposit all certified checks, bank drafts, checks, money orders, and wire transfers of funds received by it prior to the final payment date into a segregated interest-bearing account (which interest will be paid to us) pending proration and issuance of shares. If this offering is terminated, we will promptly arrange for the refund, without interest, of all funds received from holders of Rights. All payments by a stockholder must be made in United States dollars either (i) by certified check, bank draft, money order, or check drawn on a bank located in the United States, or (ii) by wire transfer of same day funds to the account maintained by the Subscription Agent for this purpose at Mellon Bank, N.A., ABA No. 043-000-261, Mellon Investor Services LLC, Reorg Acct No. 011-8518, Reference: GLADSTONE, Attn: Michael Eguia (201) 680-3560 (telephone).

        Your payment will be considered received by the Subscription Agent only upon clearance of any uncertified check, receipt by the Subscription Agent of any certified check, bank draft, or money order drawn upon a bank located in the United States or of any postal, telegraphic or express money order, or receipt of collected funds in the subscription account designated. If you are paying by uncertified check, please note that uncertified checks may take five (5) or more business days to clear. If you wish to pay the Estimated Subscription Price by uncertified check, we urge you to make payment sufficiently in advance of the time this offering expires to ensure that your payment is received by the Subscription Agent and clears by the offering Expiration Date. We urge you to consider using a certified or cashier's check, money order, or wire transfer of funds should you decide to exercise your Rights.

        Unless you are delivering your Subscription Certificate pursuant to a Notice of Guaranteed Delivery, payment of the Estimated Subscription Price must be accompanied by a Subscription Certificate.

Notice of Guaranteed Delivery

        If you wish to exercise your Rights, but time will not permit you to cause the Subscription Certificate to reach the Subscription Agent on or prior to the Expiration Date, you may nevertheless exercise your Rights if you meet the following conditions:

  (a)
  you have caused payment in full of the Estimated Subscription Price for each share being subscribed for pursuant to your Basic Subscription Rights and your Over-Subscription Privilege, if any, to be received by the Subscription Agent on or prior to the Expiration Date;

  (b)
  the Subscription Agent receives, on or prior to the Expiration Date, a "Notice of Guaranteed Delivery," from an eligible institution, stating your name, the number of Rights held, the number of Rights exercised, and the number of shares being subscribed for pursuant to the Over-Subscription Privilege, and guaranteeing the delivery to the Subscription Agent of the Subscription Certificate at or prior to 5:00 p.m., New York time, on the date three (3) business days following the Expiration Date; and

  (c)
  the properly completed Subscription Certificate evidencing the Rights being exercised, with any required signatures being guaranteed, are received by the Subscription Agent at or prior to 5:00 p.m., New York time, on the date three (3) business days following the Expiration Date.

Confirmation of Purchase

        Following the Expiration Date, a DRS advice will be sent by the Subscription Agent to each Record Date Stockholder or Rights Purchaser (or, if shares are held by a nominee, on the Record Date, to such nominee) showing the number of shares acquired through the Basic Subscription Rights and the Over-Subscription Privilege together with excess payments, if any, to be refunded (without interest) by us to the stockholder. If the Subscription Price is higher than the Estimated Subscription price, a due bill will be sent by the Subscription Agent to each Record Date Stockholder or Rights Purchaser (or, if shares are held by a nominee, on the Record Date, to such nominee) showing the number of shares acquired through the Basic Subscription Rights and the Over-Subscription Privilege together with an invoice showing any additional payments required to be paid by the stockholder.

        Crediting of shares acquired in this offering to any account is subject to collection of checks.

        If a stockholder who acquires shares through the Basic Subscription Rights or Over-Subscription Privilege does not make payment of all amounts due, we reserve the right to (i) apply any payment actually received by us toward the purchase of the greatest number of whole shares which could be acquired by such stockholder upon exercise of the Basic Subscription Rights or Over-Subscription Privilege; or (ii) exercise any and all other rights or remedies to which we may be entitled.

        Stockholders will have no right to revoke or rescind their subscription after receipt of their payment for shares by the Subscription Agent.

Instructions for Completing Your Subscription Certificate

        You should read and follow the instructions accompanying the Subscription Certificates carefully. If you want to exercise your Rights, you should send your Subscription Certificate(s) with your Estimated Subscription Price payment to the Subscription Agent. Do not send your Subscription Certificate(s) and Estimated Subscription Price payment to us.

Information Agent

        Any questions or requests for assistance in connection with this offering may be directed to the Information Agent at its telephone number and address listed below:

Georgeson Inc.
199 Water Street
New York, NY 10038

Banks and Brokers Call Collect
(212) 440-9800

All Others Call Toll-Free
(866) 828-4303

        Stockholders may also call us toll-free at (866) 366-5745 or contact their brokers, banks, or other nominees for information with respect to the offering.

        The Information Agent will receive a base fee of $10,000, which excludes reimbursement for calling costs and all out-of-pocket expenses related to the offering, and we have also agreed to indemnify the Information Agent against certain liabilities which it may incur in connection with this offering.

Subscription Agent

        The Bank of New York will act as our Subscription Agent to accept exercises of Rights for this offering. You must send the completed and signed Subscription Certificate, along with payment in full of the exercise price for all shares that you wish to purchase pursuant to the Basic Subscription Rights and the Over-Subscription Privilege, to The Bank of New York.

        We suggest, for your protection, that you deliver your Subscription Certificate to the Subscription Agent by an insured, overnight, or express mail courier. If you mail your Subscription Certificate, we suggest that you use registered mail. If you wish to exercise your Rights, you should mail or deliver your Subscription Certificate and payment of the Estimated Subscription Price to the Subscription Agent as follows:

If By First Class Mail:	The Bank of New York Reorganization Services P.O. Box 3301 South Hackensack, NJ 07606
If By Overnight Carrier:	The Bank of New York Reorganization Services, 27th Floor 480 Washington Boulevard Jersey City, NJ 07310
If By Hand:	The Bank of New York Reorganization Services, 27th Floor 480 Washington Boulevard Jersey City, NJ 07310

The Notice of Guaranteed Delivery may also be sent by facsimile to (201) 680-4626 with the originals to be sent promptly thereafter by the methods described above. Facsimiles should be confirmed by telephone to (201) 680-4860. Delivery to an address other than as listed above, or transmission via a facsimile number other than as listed above, will not constitute valid delivery.

        We will pay the Subscription Agent fees and expenses of up to $25,000 and have also agreed to indemnify the Subscription Agent against certain liabilities which it may incur in connection with this offering.

        Any questions or requests for assistance concerning the method of subscribing for shares of our common stock or for additional copies of this prospectus supplement, the accompanying prospectus and prospectus supplement or the instructions as to use of the Subscription Certificates can be directed to the information or Subscription Agent at the addresses or at the telephone numbers specified above.

Expiration of the Offering

        You may exercise your Rights at any time before 5:00 p.m., New York time, on April 21, 2008, the Expiration Date for this offering. We may, in our sole discretion, extend the time for exercising your Rights to a date not later than May 5, 2008. If you do not exercise your Rights before the Expiration Date, your unexercised Rights will be null and void. We may extend the Expiration Date by giving written notice to the Subscription Agent on or before the scheduled Expiration Date and making a public announcement thereof no later than 9:00 a.m., New York time, on the next business day after the previously scheduled Expiration Date. We will not be obligated to honor your exercise of Rights if the Subscription Agent receives the documents relating to your exercise after the offering expires, regardless of when you transmitted the documents.

Calculation of Rights Exercised

        If you do not indicate the number of Rights being exercised, or do not forward full payment of the total Estimated Subscription Price for the number of Rights that you indicate are being exercised, then you will be deemed to have exercised your Basic Subscription Rights with respect to the maximum number of Rights that may be exercised with the aggregate payment you delivered to the Subscription Agent. If your aggregate payment is greater than the amount you owe for your Basic Subscription Rights and you do not indicate the number of Rights being exercised, you will be deemed to have exercised your Over-Subscription Privilege to purchase the maximum number of shares with your overpayment. If we do not apply your full payment to your purchase of shares of our common stock, we will return the excess amount to you by mail without interest or deduction as soon as practicable after the expiration of the offering.

Nominee Holders

        If you are a broker, bank, or other nominee who holds shares of our common stock for the account of others on the Record Date for this offering, you should notify the respective beneficial owners of such shares of the offering as soon as possible to find out their intentions with respect to exercising their Rights. You should obtain instructions from the beneficial owner with respect to the Rights, as set forth in the instructions we have provided to you for your distribution to beneficial owners. If the beneficial owner so instructs, you should complete the appropriate documents and submit them to the Subscription Agent with the proper payment. If you hold shares of our common stock for the account(s) of more than one beneficial owner, you may exercise the number of Rights to which all such beneficial owners in the aggregate otherwise would have been entitled had they been direct record holders of our common stock on the Record Date for this offering, provided that you, as a nominee record holder, make a proper showing to the Subscription Agent.

Beneficial Owners

        If you are a beneficial owner of shares of our common stock or will receive your Rights through a broker, bank, or other nominee, we will ask your broker, bank or other nominee to notify you of the offering. If you wish to exercise your Rights, you will need to have your broker, bank, or other nominee act for you. To indicate your decision, you should complete and return to your broker, bank or other nominee the form entitled "Beneficial Owner Election Form," together with full payment of the Estimated Subscription Price for each share subscribed for under your Rights (including shares subscribed for through the exercise of your Over-Subscription Privilege). You should receive this form from your broker, bank or other nominee with the other offering materials.

Amendments and Waivers; Termination

        We reserve the right to amend the terms and conditions of this offering, whether the amended terms are more or less favorable to you. We will comply with all applicable laws, including the federal securities laws, in connection with any such amendment.

        We will decide all questions as to the validity, form and eligibility (including times of receipt, beneficial ownership and compliance with other procedural matters) in our sole discretion, and our determination shall be final and binding. The acceptance of Subscription Certificates and the Subscription Price also will be determined by us. Alternative, conditional or contingent subscriptions will not be accepted. We reserve the right to reject any exercise if such exercise is not in accordance with the terms of this offering or not in proper form or if the acceptance thereof or the issuance of shares of our common stock thereto could be deemed unlawful. We reserve the right to waive any deficiency or irregularity with respect to any Subscription Certificate. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion. Neither we nor the Subscription Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

        We reserve the right, in our sole discretion, at any time prior to delivery of the shares of our common stock offered hereby, to terminate the offering by giving written notice thereof to the Subscription Agent and making a public announcement thereof. If this offering is terminated, we will promptly arrange for the refund, without interest, of all funds received from holders of Rights. All monies received by the Subscription Agent in connection with this offering will be held by the Subscription Agent, on our behalf, in a segregated interest-bearing account. All such interest shall be payable to us even if we determine to terminate the offering and return your subscription payment.

No Revocation

        Once you elect to purchase common stock through this offering you may not revoke the election, even if you later learn information about us that you consider unfavorable. You will have no right to rescind your subscription after receipt of your payment for shares by the Subscription Agent.

Signature Guarantee May Be Required

        If you wish for the common stock underlying your Rights or a certificate representing unexercised Rights to be delivered to an address different from the one shown on the face of your Subscription Certificate, your signature(s) must be guaranteed by an eligible guarantor institution (bank, stock broker, savings & loan association or credit union) with membership in an approved signature guarantee medallion program pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. A notarization is not acceptable.

Delivery of Shares

        Unless requested otherwise, stock certificates will not be issued for shares of our common stock offered in this offering. Record Date Stockholders and Rights Purchasers will have the shares they acquire credited to their account with our transfer agent. All future dividends paid on such shares will be paid either in cash or reinvested into additional shares, depending on the election you make in connection with our dividend reinvestment plan. Record Date Stockholders and Rights Purchasers whose common stock is held by a nominee will have the shares they acquire credited to the account of such nominee holder.

Dilutive Effects

        Any stockholder who chooses not to participate in this offering should expect to own a smaller interest in us upon completion of this offering. There is a significant possibility that this offering will also dilute the ownership interest and voting power of stockholders who do not fully exercise their Basic Subscription Rights. The transferable feature of the Rights will afford non-participating stockholders the potential of receiving cash payment upon the sale of the Rights, receipt of which may be viewed as partial compensation for the dilution of their interests.

Soliciting Fees

        In connection with this Rights Offering, we have agreed to pay to certain broker-dealers that execute and deliver a Soliciting Dealer Agreement, fees equal to 1.5% of the Subscription Price per share for their soliciting efforts culminating in the exercise of the Rights and issuance of shares of common stock. These fees will reduce the net proceeds of this offering and could act to increase any dilution of our net asset value per share. Pursuant to the Soliciting Dealer Agreements, we will only pay soliciting fees to broker-dealers in connection with Rights that are exercised by the beneficial owners of the Rights. We will not pay soliciting fees to broker-dealers in connection with transfers of Rights. The Bank of New York will provide offering coordinator services, including coordination among soliciting broker-dealers.

Sale and Transfer of Rights through the Subscription Agent and Broker-Dealers

        The Rights are evidenced by a Subscription Certificate and are transferable until the Expiration Date. The Rights will be admitted for trading on the NASDAQ Global Select Market under the symbol "GAINR." Trading in the Rights on the NASDAQ Global Select Market is expected to be conducted beginning on or about April 2, 2008, and continuing until and including the Expiration Date. While we will use our best efforts to ensure that an adequate trading market for the Rights will exist, no assurance can be given that a market for the Rights will develop. Rights holders are encouraged to contact their broker-dealer, bank, trustee or other nominees for more information about trading of the Rights.

        Stockholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any Rights they do not intend to exercise themselves through or to a broker-dealer or other financial institution. The Subscription Agent, or the broker-dealer or other financial institution utilized for the sale may charge a fee to sell the Rights. Subscription Certificates representing the Rights to be sold must be received by the Subscription Agent on or before April 17, 2008 (or if the offer is extended, until two business days prior to the extended Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will ask the broker dealer or other financial institution designated on the Subscription Certificate to use their best efforts to complete the sale and the Subscription Agent will remit the proceeds of the sale to the selling stockholders. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted-average price received by the selling broker dealer or other financial institution on the day such Rights are sold. The sale price of any Rights sold to the brokers dealers or other financial institutions will be based upon the then current market price for the Rights. The Subscription Agent will also attempt to sell all Rights which remain unclaimed as a result of Subscription Certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth business day prior to the Expiration Date of the offering. The Subscription Agent will hold the proceeds from those sales for the benefit of such non-claiming stockholders until such proceeds are either claimed or revert to the state pursuant to applicable state law. There can be no assurance that the Rights will be purchased, and neither we nor any broker dealer other financial institution can guarantee minimum sales price for the Rights.

Other Transfers

        The Rights evidenced by a Subscription Certificate may be transferred in whole or in part by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights. In such event, a new Subscription Certificate evidencing the balance of the Rights, if any, will be issued to the holder or, if the holder so instructs, to an additional transferee. The signature on the Subscription Certificate must correspond to the name as written upon the face of the Subscription Certificate, without alteration or enlargement, or any change. A signature guarantee must be provided by an Eligible Guarantor Institution as that term is defined in Rule 17Ad-15 under the Exchange Act, subject to the standards and procedures adopted by us. A notarization is not acceptable.

        Stockholders wishing to transfer all or a portion of their Rights should allow at least five business days prior to the Expiration Date of the offer for (i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by such new Subscription Certificate to be exercised or sold by the recipients thereof. Neither we nor the Subscription Agent shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise prior to the Expiration Date.

        Except for the fees charged by the Subscription Agent, the Information Agent, which will be paid by us, as well as the soliciting fees described in the section above entitled "—Soliciting Fees," all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale, or exercise of Rights will be paid by the account of the transferor of the Rights, and none of those commissions, fees or expenses will be paid by us, the Subscription Agent, the Information Agent.

        We anticipate that the Rights will be eligible for transfer through, and that the exercise of the Basic Subscription Rights and the Over-subscription Privilege may be effected through, the facilities of the Depository Trust Company, or DTC. Holders of DTC exercised Rights may exercise the Over-Subscription Privilege in respect of such DTC exercised Rights by properly completing and duly executing and delivering to the Subscription Agent, at or prior to 5:00 p.m., New York time, on the Expiration Date, a form entitled "Nominee Holder Over-Subscription Exercise Form," or a substantially similar form satisfactory to the Subscription Agent, together with payment of the Estimated Subscription Price for the number of shares for which the Over-Subscription Privilege is to be exercised.

Effects of this Offering on Our Adviser

        We do not believe our Adviser will benefit materially or directly from an increased base management fee as a result of this Rights offer. As discussed below in "Use of Proceeds" in this prospectus supplement, we intend to use all of the net proceeds from this offering to pay down amounts outstanding under our line of credit. Because such proceeds will be used immediately to pay down our line of credit, they will have only minimal, if any, impact on our gross assets and, correspondingly, the base management fee we pay to our Adviser. See "Business—Investment Advisory and Management Agreement" in the accompanying prospectus.

        Our Adviser may benefit indirectly from this offering, however. By paying down our line of credit, we will have an increased borrowing capacity to make investments in buyouts and recapitalizations of small and mid-sized companies in accordance with our investment objectives. As we assume greater indebtedness to finance these investments, our gross assets will become larger and, as a result, the base management fee we pay to our Adviser will increase.

Foreign Restrictions

        Stockholders whose record addresses are outside the United States (for these purposes, the United States includes its territories and possessions and the District of Columbia) will receive written notice of the offering; however, Subscription Certificates will not be mailed to such stockholders. The Rights to which those Subscription Certificates relate will be held by the Subscription Agent for such foreign stockholder's accounts until instructions are received to exercise the Rights. If no such instructions are received by the Expiration Date, such Rights will expire.

Employee Plan Considerations

        Stockholders that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, which we refer to as ERISA (including corporate savings and 401(k) plans), and Keogh or H.R. 10 plans of self-employed individuals, or individual retirement accounts, which we refer to as Retirement Plans, should be aware of various legal considerations under ERISA and the Code. Among other considerations, additional contributions of cash to a Retirement Plan in order to exercise Rights may not be permitted by the terms of the applicable Retirement Plan. Moreover, such additional contributions would be treated as Retirement Plan contributions and, therefore, when taken together with contributions previously made, may be treated as excess or nondeductible contributions subject to excise taxes. In the case of Retirement Plans qualified under Section 401(a) of the Code, additional cash contributions could cause violations of the maximum contribution limitations of Section 415 of the Code or other qualification rules. There may be other adverse tax and ERISA consequences if Rights are sold or transferred by a Retirement Plan.

        Retirement Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income under Section 511 of the Code. If any portion of an Individual Retirement Account is used as security for a loan, the portion so used is treated as a distribution to the Individual Retirement Account depositor.

        ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transactions rules that may affect the exercise of Rights. Due to the complexity of these rules and the penalties for noncompliance, Retirement Plans should consult with their counsel, regarding the consequences of their exercise of Rights under ERISA and the Code.

Federal Income Tax Consequences to Stockholders

        The following is a general summary of the material United States federal income tax consequences of the receipt and exercise of the Rights. The discussion is based upon applicable provisions of the Code, U.S. Treasury regulations thereunder and administrative and judicial interpretations, each as of the date of this prospectus supplement and all of which are subject to change. This summary does not cover state, local or foreign taxes. This summary does not discuss all aspects of federal income taxation relevant to the receipt, exercise and lapse of Rights, in light of particular circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including dealers in securities, pension plans and trusts, financial institutions, persons who are subject to the alternative minimum tax provisions of the Code, persons who acquired our shares in connection with stock option or stock purchase plans or in other compensatory transactions, persons who hold our shares as a hedge or as part of a hedging, straddle or other risk reduction strategy, or persons who do not hold our shares as capital assets. In addition, the following discussion does not address the tax consequences of transactions effectuated before, after or at the same time as the offering, whether or not they are in connection with the offering. No opinion of counsel has been obtained, and no ruling from the Internal Revenue Service has been requested concerning the matters described in this summary. You should consult your tax advisors regarding specific questions as to federal, state, local or foreign taxes. You should also review the discussion of certain tax considerations affecting yourself and the Company set forth in the accompanying prospectus under "Material U.S. Federal Income Tax Considerations."

        For federal income tax purposes, neither the receipt nor the exercise of the Rights by Record Date Stockholders will result in taxable income to such stockholders, and no loss will be realized if the Rights expire without exercise.

        In general, except as provided in the following sentence, your basis in the Rights received by you in this offering as a distribution with respect to your common stock will be zero. If, however, either (i) the aggregate fair market value of the Rights as of the date they are distributed to you is equal to or greater than 15% of the aggregate fair market value on the date of distribution of the common stock with respect to which the Rights are received, or (ii) you irrevocably elect, in a statement attached to your federal income tax return for the year in which the Rights are received, to allocate a portion of the basis in such common stock to the Rights, then your basis in such common stock will be allocated between such common stock and the Rights in proportion to the relative fair market values of each as of the date of distribution of the Rights. If you do not exercise the Rights, you will not be permitted to allocate any portion of your basis in your common stock to the Rights and, therefore, you will not realize a loss on the expiration of an unexercised right.

        Your basis in common stock acquired upon the exercise of a Right will be equal to the sum of (i) the Subscription Price per share, (ii) any servicing fee charged to you by your broker, bank or trust company, and (iii) the basis, if any, in the Rights that you exercised. The holding period for federal income tax purposes in any common stock acquired upon exercise of a Right will begin with the date of exercise.

        You will generally recognize gain or loss on the sale or other disposition of a Right in an amount equal to the difference between the amount realized on the sale or disposition and your basis in the Right. This will generally be long-term capital gain or loss if your holding period for the Right (which will include the holding period of the common stock with respect to which the Right is issued) is longer than one year. Otherwise, it will be classified as short-term capital gain or loss.

IMPORTANT DATES TO REMEMBER

Event	Date
Record Date	March 31, 2008
Rights Become Transferable	April 2, 2008
Subscription Period	March 31, 2008 to April 21, 2008*
Deadline for Instructing Subscription Agent to Sell Rights a Stockholder Does Not Intend to Exercise	April 17, 2008*
Rights No Longer Transferable	April 21, 2008*
Expiration Date	April 21, 2008*
Subscription Certificates and Payment for Shares Due†	April 21, 2008*
Notice of Guaranteed Delivery Due†	April 21, 2008*
Subscription Certificates for Guarantees of Delivery Due	April 24, 2008*
Final payment for shares (if any)	May 5, 2008*

*
Unless the offering is extended.

†
Stockholders exercising Rights must deliver to the Subscription Agent by the Expiration Date either (i) the Subscription Certificate together with payment, or (ii) a Notice of Guaranteed Delivery together with payment.

USE OF PROCEEDS

        Assuming 5,520,033 shares of our common stock are sold at the Estimated Subscription Price of $9.02, the net proceeds of the offering are estimated to be $48,428,854 after deducting the estimated soliciting dealer fees and offering expenses payable by us of an aggregate of approximately $1,361,844. However, there can be no assurance that all of the Rights will be exercised in full.

        We intend to use all of the net proceeds from the offering to pay amounts outstanding under our credit line facility, which matures on October 16, 2008 and, as of March 24, 2008, was accruing interest at approximately 4.01% per year. Paying down the credit line will increase our assets available for investment, thereby allowing us to more fully take advantage of available investment opportunities and to reduce the relative significance of certain large positions in our investment portfolio.

DISTRIBUTIONS

        We currently intend to distribute in the form of cash dividends, a minimum of ninety percent (90%) of our ordinary income and short-term capital gains, if any, on a quarterly basis to our stockholders in the form of monthly dividends.

        Because we anticipate that this offering will be completed by no later than April 21, 2008 (unless extended), we expect that holders of shares of our common stock acquired through the offering will be entitled to any dividend declared by us, beginning with the May 2008 dividend.

CAPITALIZATION

        The following table sets forth our actual capitalization at December 31, 2007 on a historical basis and as adjusted to reflect:

  •
  the sale of 5,520,033 shares of common stock at an Estimated Subscription Price of $9.02 per share; and

  •
  the application of net proceeds from the offering, after deducting the estimated soliciting dealer fees and offering expenses payable by us of an aggregate of $1,361,844 to pay down an aggregate of $48,428,854 of outstanding borrowings under our line of credit as described in "Use of Proceeds" in this prospectus supplement.

        This table should be read together with "Use of Proceeds" in this prospectus supplement, and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and our consolidated financial statements and related notes included in the accompanying prospectus.

	As of December 31, 2007
	Actual	As Adjusted(1)
Assets
Cash and cash equivalents	$13,288,669	$13,288,669
Borrowings
Borrowings under line of credit	$150,462,500	$102,033,646
Net Assets:
Common stock, par value $0.001 per share; 100,000,000 shares authorized; 16,560,100 shares issued and outstanding, actual; 22,080,133 shares issued and outstanding, as adjusted	$16,560	$22,080
Capital in excess of par value	230,065,064	278,488,398
Net unrealized appreciation (depreciation) of investment portfolio	(4,096,797)	(4,096,797)
Net unrealized appreciation of derivative	5,000	5,000
Distributions in excess of net investment income	(5,616,985)	(5,616,985)

Total Net Assets	$220,372,842	$268,801,696

Total Capitalization	$370,835,342	$370,835,342

(1)
Assumes that a solicitation fee is paid on all 5,520,033 shares.

LEGAL MATTERS

        The legality of the shares of common stock, as well as the Rights, offered hereby will be passed upon for us by Cooley Godward Kronish LLP, Reston, Virginia.

EXPERTS

        The financial statements as of March 31, 2007 and March 31, 2006 and for the years ended March 31, 2007, March 31, 2006 and the period from June 22, 2005 (commencement of operations) to March 31, 2006, and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) as of March 31, 2007 included in the accompanying prospectus and the senior securities data included in the consolidated selected financial data included in the accompanying prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

ADDITIONAL INFORMATION

        We have filed with the SEC a Registration Statement on Form N-2 under the Securities Act of 1933, as amended, with respect to the securities offered by this prospectus supplement. This prospectus supplement and the accompanying prospectus and prospectus supplement, which are a part of the registration statement, do not contain all of the information in the registration statement, including amendments, exhibits and schedules thereto. Statements in this prospectus supplement and the accompanying prospectus and prospectus supplement about the contents of any contract or other document are not necessarily complete and in each instance we refer you to the copy of the contract or other document filed, or incorporated by reference, as an exhibit to the registration statement, and each such statement is qualified in all respects by this reference.

        We also file reports, proxy statements and other information with the SEC under the Exchange Act. Such reports, proxy statements and other information, as well as the registration statement of which this prospectus supplement and the accompanying prospectus are a part and the exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the SEC at 1-202-551-8090. The SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC's web site is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Our common stock is listed on the NASDAQ Global Select Market and our corporate website is located at http://www.gladstoneinvestment.com. The information contained on, or accessible through, our website is not a part of this prospectus supplement.

        We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

        We also furnish to our stockholders annual reports, which include annual financial information that has been examined and reported on, with an opinion expressed, by our independent registered public accounting firm. See "Experts" in this prospectus supplement and the accompanying prospectus and prospectus supplement for more information.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        All statements contained in this prospectus supplement or the accompanying prospectus and prospectus supplement, other than historical facts, may constitute "forward-looking statements." These statements may relate to, among other things, future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as "may," "believe," "will," "expect," "estimate," "suggest," "provided," "anticipate," "future," "could," "plan," "intend," "expect," "should," "would," "if," "seek," "possible" or "possibility," "potential," "likely" or the negative of such terms or comparable terminology.

        Forward-looking statements involve known and unknown risks and uncertainties. Our actual results, levels of activity, or timing of events, could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (1) the success or failure of the offering described herein, in particular whether or not the offering will be fully subscribed; (2) general volatility of the capital markets and the market price of shares of our common stock or the Rights; (3) the difficulties in creating an adequate and active public market for the Rights; (4) adverse changes in our industry, interest rates, or the general economy; (5) our failure or inability to establish or maintain referral arrangements with investment bankers and business brokers to generate loan opportunities; (6) the loss of one or more of our executive officers, in particular David Gladstone, Terry Lee Brubaker, or George Stelljes III; (7) our inability to extend, refinance, or maintain our credit facilities on terms reasonably acceptable to us, if at all; (8) our inability to successfully securitize our loan portfolio on terms reasonably acceptable to us, if at all; and (9) the decision of our competitors to aggressively seek to make senior and subordinated loans to small and medium-sized businesses on terms more favorable than we intend to provide. These and other risk factors are discussed in the "Risk Factors" section of this prospectus supplement and the accompanying prospectus. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus supplement.

PROSPECTUS SUPPLEMENT

(To Prospectus dated January 14, 2008)

GLADSTONE INVESTMENT CORPORATION

$300,000,000
COMMON STOCK
PREFERRED STOCK
SUBSCRIPTION RIGHTS
DEBT SECURITIES

        This prospectus supplement supplements the prospectus dated January 14, 2008, relating to our offer, from time to time, of up to $300 million aggregate initial offering price of our common stock, $0.001 par value per share, preferred stock, $0.001 par value per share, subscription rights or debt securities, or a combination of these securities, which we refer to in this prospectus supplement collectively as our Securities, in one or more offerings, by providing certain information regarding our recent developments and our third quarter 2007 financial results.

        Please read this prospectus supplement, and the accompanying prospectus, before investing, and keep it for future reference. The prospectus supplement and the accompanying prospectus contain information you should know before investing, including information about risks.

        We also file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. Such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the SEC at 1-202-551-8090. The SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC's web site is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Our common stock is listed on The Nasdaq Global Select Market and our corporate website is located at http://www.gladstoneinvestment.com. The information contained on, or accessible through, our website is not a part of this prospectus supplement or the accompanying prospectus.

        Investing in our common stock involves risks. See "Risk Factors" beginning on page 8 of the accompanying prospectus.

Neither the Securities and Exchange Commission, any state securities commission, nor any other regulatory body has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus supplement is March 24, 2008.

INTERIM MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

        All statements contained herein, other than historical facts, may constitute "forward-looking statements." These statements may relate to, among other things, future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as "may," "might," "believe," "will," "provided," "anticipate," "future," "could," "growth," "plan," "intend," "expect," "should," "would," "if," "seek," "possible," "potential," "likely" or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: (1) our future operating results as we are a company with a limited operating history; (2) the loss of one or more of our executive officers, in particular, David Gladstone, George Stelljes III, or Terry Lee Brubaker; (3) the impact of the investments that we make and the ability of these investments to achieve their objectives; (4) our contractual relationships with third parties; (5) the adequacy of our cash resources and working capital; (6) our ability to obtain future financing, if at all; and (7) those factors listed under the caption "Risk Factors" of this Quarterly Report on Form 10-Q. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this Form 10-Q.

        The following analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and the notes thereto contained elsewhere in this report and our annual report on Form 10-K for the fiscal year ended March 31, 2007.

OVERVIEW

        We were incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005. On June 22, 2005 we completed an initial public offering and commenced operations. We were primarily established for the purpose of investing in subordinated loans, mezzanine debt, preferred stock and warrants to purchase common stock of small and medium-sized companies in connection with buyouts and other recapitalizations. We also invest in senior secured loans and common stock and senior and subordinated syndicated loans. Our investment objective is to generate both current income and capital gains through these debt and equity instruments. We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act").

Our Investment Strategy

        We seek to achieve returns from current income from senior, subordinated and mezzanine debt, and capital gains from preferred stock and warrants to purchase common stock that we acquire in connection with buyouts and recapitalizations of small and mid-sized companies with established management teams. Our investments generally range between $10 million and $30 million each, although this investment size may vary proportionately as the size of our capital base changes. We intend to invest either by ourselves or jointly with other buyout funds and/or management of the portfolio company, depending on the opportunity. If we are participating in an investment with one or more co-investors, then our investment is likely to be smaller than if we were investing alone.

        We expect that our target portfolio over time will include mostly subordinated loans, mezzanine debt, preferred stock, and warrants to buy common stock. Structurally, subordinated loans and mezzanine loans usually rank lower in priority of payment to senior debt, such as senior bank debt, and may be unsecured. However, subordinated debt and mezzanine loans rank senior to common and preferred equity in a borrower's capital structure. Typically, subordinated debt and mezzanine loans have elements of both debt and equity instruments, offering returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity position. Due to its higher risk profile and often less restrictive covenants as compared to senior debt, mezzanine debt generally earns a higher return than senior secured debt. Any warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through a pre-determined formula.

Non-Control/Non-Affiliate Investments

        We invested a substantial portion of the proceeds of our initial public offering in senior secured syndicated loans, since these investments typically may be originated more quickly than investments in companies undergoing a buyout or recapitalization. We employed this strategy in order to quickly invest our initial capital to generate current income, and have continued this strategy in order to build a portfolio that may be potentially securitized in the future to obtain financing to pay down borrowings and invest in additional buyout and recapitalization investments. At December 31, 2007, we had investments in 50 such syndicated loans. There can be no guarantee that we will be able to successfully securitize any loans in our portfolio.

        Senior secured syndicated loans typically involve a number of banks or other financial institutions and are generally more marketable than loans that are not syndicated. In order to invest in certain senior secured syndicated loans, we may purchase these investments at a premium or discount. We amortize premiums and discounts over the contractual life of the investment. In the event that an investment is sold prior to its contractual maturity date, we recognize a loss on any unamortized premium or a gain on any unamortized discount.

        At December 31, 2007 and March 31, 2007, we held investments in Non-Control/Non-Affiliates of approximately $185.1 million and $138.6 million, at cost, respectively. These investments were comprised primarily of syndicated loan participations of senior notes of both public and private companies as well as non-syndicated loan investments where we do not have a significant ownership interest in the portfolio company. We expect to continue purchasing syndicated loans using borrowings from our credit facility.

Control and Affiliate Investments

        At December 31, 2007, we had investments of approximately $135.5 million, at cost, in revolving credit facilities, senior debt and subordinated debt of eight portfolio companies. In addition, at December 31, 2007, we had invested approximately $35.5 million in preferred and common equity of those companies. These investments are the result of buyout and recapitalization transactions and represent our primary investment focus.

Investment Concentrations

        Approximately 75% of the aggregate fair value of our investment portfolio at December 31, 2007 was comprised of senior debt, approximately 11% was senior subordinated debt and approximately 14% was preferred and common equity securities. At December 31, 2007, we had approximately $356 million invested in 59 portfolio companies. The following table outlines our investments by type at December 31, 2007 and March 31, 2007:

	December 31, 2007		March 31, 2007
	Cost	Fair Value	Cost	Fair Value
Senior Term Debt	$276,401,429	$265,095,613	$207,367,741	$206,981,112
Senior Subordinated Term Debt	43,458,184	38,689,248	24,485,760	24,467,635
Subordinated Term Debt	493,421	493,421	14,167,810	14,167,810
Preferred & Common Equity Securities	35,774,879	47,752,835	28,598,802	25,331,046

Total Investments	$356,127,913	$352,031,117	$274,620,113	$270,947,603

        Investments at fair value consisted of the following industry classifications at December 31, 2007 and March 31, 2007:

	December 31, 2007			March 31, 2007
		Percentage of			Percentage of
	Fair Value	Total Investments	Net Assets	Fair Value	Total Investments	Net Assets
Automobile	$2,277,000	0.6%	1.0%	$8,504,666	3.1%	3.8%
Beverage, Food & Tobacco	3,790,950	1.1%	1.7%	3,413,874	1.3%	1.5%
Broadcasting & Entertainment	3,756,380	1.1%	1.7%	—	—	—
Buildings & Real Estate	14,161,626	4.0%	6.4%	3,003,750	1.1%	1.3%
Cargo Transport	20,649,005	5.9%	9.4%	21,844,463	8.1%	9.8%
Chemicals, Plastics & Rubber	24,384,408	6.9%	11.1%	22,535,527	8.3%	10.1%
Containers, Packaging and Glass	26,624,335	7.6%	12.1%	999,975	0.4%	0.4%
Diversified/Conglomerate Manufacturing	53,362,744	15.2%	24.2%	32,563,400	12.0%	14.6%
Diversified/Conglomerate Service	37,677,977	10.7%	17.1%	27,374,081	10.1%	12.3%
Ecological	478,844	0.1%	0.2%	—	—	—
Electronics	14,606,669	4.1%	6.6%	6,758,294	2.5%	3.0%
Healthcare, Education and Childcare	41,409,279	11.8%	18.8%	31,296,111	11.6%	14.0%
Home & Office Furnishings	17,224,898	4.9%	7.8%	17,105,808	6.3%	7.7%
Machinery	58,592,031	16.6%	26.6%	41,480,716	15.3%	18.6%
Oil & Gas	—	—	—	3,851,943	1.4%	1.7%
Personal, Non-durable Consumer Products	7,761,955	2.2%	3.5%	1,492,472	0.6%	0.7%
Personal, Food, & Miscellaneous Services	4,128,555	1.2%	1.9%	16,905,483	6.2%	7.6%
Printing & Publishing	7,737,043	2.2%	3.5%	18,590,084	6.9%	8.3%
Retail Stores	850,877	0.2%	0.4%	1,407,018	0.5%	0.6%
Telecommunications	12,556,541	3.5%	5.7%	9,246,854	3.4%	4.1%
Textiles & Leather	—	—	—	2,573,084	0.9%	1.2%

Total Investments	$352,031,117	100%		$270,947,603	100%

        The investments at fair value were included in the following geographic regions of the United States and Canada at December 31, 2007 and March 31, 2007:

	December 31, 2007			March 31, 2007
		Percentage of			Percentage of
	Fair Value	Total Investments	Net Assets	Fair Value	Total Investments	Net Assets
Mid-Atlantic	$142,295,775	40.4%	64.6%	$94,257,169	34.8%	42.3%
Midwest	103,158,224	29.3%	46.8%	88,508,725	32.7%	39.7%
Northeast	11,910,369	3.4%	5.4%	14,879,654	5.5%	6.7%
Southeast	50,935,445	14.5%	23.1%	36,357,555	13.4%	16.3%
West	40,250,029	11.4%	18.3%	36,944,500	13.6%	16.6%
Canada	3,481,275	1.0%	1.6%	—	—	—

Total Investments	$352,031,117	100.0%		$270,947,603	100.0%

        The geographic region depicts the location of the headquarters for the Company's portfolio companies. A portfolio company may have a number of other business locations in other geographic regions.

Our Adviser and Administrator

        Our Adviser is led by a management team which has extensive experience in our lines of business. Our Adviser also has a wholly-owned subsidiary, Gladstone Administration, LLC (the "Administrator"), which employs our chief financial officer, chief compliance officer, controller, treasurer and their respective staffs. All of our executive officers are officers or directors, or both, of our Adviser and our Administrator.

        Our Adviser also provides investment advisory and administrative services to our affiliates Gladstone Commercial Corporation, a publicly traded real estate investment trust; Gladstone Capital Corporation, a publicly traded registered investment company; and Gladstone Land Corporation, an agricultural real estate company owned by Mr. Gladstone. All of our directors and executive officers serve as either directors or executive officers, or both, of Gladstone Commercial Corporation and Gladstone Capital Corporation. In the future, our Adviser may provide investment advisory and administrative services to other funds, both public and private, of which it is the sponsor.

        We have been externally managed by our Adviser pursuant to an investment advisory and management agreement (the "Advisory Agreement") since our inception. Our Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the 1940 Act. Our Adviser is headquartered in McLean, Virginia, a suburb of Washington, D.C., and also has offices in the states of New York, Illinois, Pennsylvania, New Jersey, Texas and Washington.

Investment Advisory and Management Agreement

        Pursuant to the Advisory Agreement we pay our Adviser fees, as compensation for its services, consisting of a base management fee and an incentive fee.

        The base management fee is computed and payable quarterly and is assessed at an annual rate of 2.0%. The base management fee was initially computed on the basis of the average value of our gross invested assets at the end of the two most recently completed quarters, which were total assets less the cash proceeds and cash and cash equivalent investments from the proceeds of our initial public offering that were not invested in debt and equity securities of portfolio companies. Beginning on January 1, 2007, the base management fee is assessed at an annual rate of 2.0% computed on the basis of the average value of our gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. This new calculation was originally scheduled to begin in periods after March 31, 2006; however, our Board of Directors accepted voluntary waivers from our Adviser that allowed the initial calculation of the base management fee to be effective through December 31, 2006.

        On April 11, 2007, our Board of Directors accepted a voluntary waiver from the Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5% to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations. This waiver remains in effect and was applied during the three and nine months ended December 31, 2007.

        When our Adviser receives fees from our portfolio companies, such as investment banking fees, structuring fees or executive recruiting services fees, 50% of certain of these fees will voluntarily be credited against the base management fee that we would otherwise be required to pay to our Adviser.

        In addition, our Adviser services the loans held by Gladstone Business Investment, LLC ("Business Investment"), in return for which the Adviser receives a 2.0% annual fee based on the monthly aggregate balance of loans held by Business Investment. Since we own these loans, all loan servicing fees paid to our Adviser are treated as reductions against the 2.0% base management fee. Overall, the base management fee due to our Adviser cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year.

        The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards our Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the "hurdle rate"). We pay our Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

        The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to our Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio.

Administration Agreement

        We have entered into an administration agreement with our Administrator (the "Administration Agreement") whereby we pay separately for administrative services. The Administration Agreement provides for payments equal to our allocable portion of our Administrator's overhead expenses in performing its obligations under the Administration Agreement including, but not limited to, rent for employees of our Administrator, and our allocable portion of the salaries and benefits expenses of our chief financial officer, controller, chief compliance officer, treasurer and their respective staffs. Our allocable portion of expenses is derived by multiplying our Administrator's total allocable expenses by the percentage of our average total assets (the total assets at the beginning and end of each quarter) in comparison to the average total assets of all companies managed by our Adviser under similar agreements.

Critical Accounting Policies

        The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ materially from those estimates. Our accounting policies are more fully described in the "Notes to Consolidated Financial Statements" contained elsewhere in this report. We have identified our investment valuation process as our most critical accounting policy.

  Investment Valuation

        The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

        General Valuation Policy:    Using procedures established by our Board of Directors, we value our investment portfolio each quarter. We carry our investments at fair value, as determined in good faith by or under the direction of our Board of Directors. Securities that are publicly traded, if any, are valued at the closing price of the exchange or securities market on which they are listed on the valuation date. Securities that are not traded on a public exchange or securities market, but for which a limited market exists are valued at the indicative bid price offered by the respective originating syndication agent's desk on or near the valuation date.

        Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by or under the direction of our Board of Directors. In making the good faith determination of the value of these securities, we start with the cost basis of the security, which includes paid in kind ("PIK") interest, if any. We then apply the methods set out below in "Valuation Methods." Members of our Adviser's portfolio management team prepare the valuations of our investments in portfolio companies using the most recent portfolio company financial statements and forecasts. These individuals also consult with portfolio company senior management and ownership to obtain further updates on the portfolio company's performance, including information such as industry trends, new product development, and other operational issues. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been obtained had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security.

        At December 31, 2007, we engaged Standard and Poor's Securities Evaluations, Inc. ("SPSE") to submit opinions of value for our debt securities that are issued to portfolio companies where we have no equity, or equity-like securities. In addition, securities that are not traded on a public exchange or securities market, but for which a limited market exists and that have not been rated by a nationally recognized statistical rating organization, or NRSRO (such as certain participations in syndicated loans) are also submitted to SPSE for opinions of value, along with the indicative bid price offered by the syndication agent's desk on or near the valuation date. We submit non-NRSRO rated securities to

SPSE as part of our Board's further consideration of whether market quotations are readily available, valid and reliable and, if there are discrepancies between the indicative bid price offered by the syndication agent's desk and the opinion of value from SPSE, we determine whether it is more appropriate for the alternative method of valuation prescribed by the 1940 Act—fair value as determined in good faith by the Board of Directors—to be implemented. We request that SPSE also evaluate and assign values to success fees (conditional interest included in some loan securities) when we determine that the probability of receiving a success fee on a given loan is above 6-8%, a threshold of significance. We may also submit PIK interest to SPSE for valuation when it is determined the PIK interest is likely to be received. SPSE will only evaluate the debt portion of our investments for which we specifically request evaluation, and may decline to make requested evaluations for any reason at its sole discretion. Upon completing our collection of data with respect to the investments (including the information described under "Credit Information," the risk ratings of the loans described under "Loan Grading and Risk Rating" and the factors described under "Valuation Methods"), this valuation data is forwarded to SPSE for review and analysis. SPSE makes its independent assessment of the data that we have assembled and assesses its independent data to form an opinion as to what they consider to be the market values for the securities. With regard to its work, SPSE has issued the following paragraph:

    SPSE provides evaluated price opinions which are reflective of what SPSE believes the bid side of the market would be for each loan after careful review and analysis of descriptive, market and credit information. Each price reflects SPSE's best judgment based upon careful examination of a variety of market factors. Because of fluctuation in the market and in other factors beyond its control, SPSE cannot guarantee these evaluations. The evaluations reflect the market prices, or estimates thereof, on the date specified. The prices are based on comparable market prices for similar securities. Market information has been obtained from reputable secondary market sources. Although these sources are considered reliable, SPSE cannot guarantee their accuracy.

        SPSE opinions of value of our debt securities that are issued by portfolio companies where we have no equity, or equity-like securities are submitted to our Board of Directors along with our Adviser's supplemental assessment and recommendation regarding valuation of each of these investments. Our Adviser generally accepts the opinion of value given by SPSE, however, in certain limited circumstances, such as when our Adviser may learn new information regarding an investment between the time of submission to SPSE and the date of the Board assessment, our Adviser's conclusions as to value may differ from the opinion of value delivered by SPSE. Our Board of Directors then reviews whether our Adviser has followed its established procedures for determinations of fair value, and votes to accept or reject the recommended valuation of our investment portfolio. Our Adviser and our management recommended, and the Board of Directors voted to accept, the opinions of value delivered by SPSE on the loans in our portfolio as denoted on the Schedule of Investments as of December 31, 2007 included in our consolidated financial statements.

        Because there is a delay between when we close an investment and when the investment can be evaluated by SPSE, new loans are not valued immediately by SPSE; rather, management makes its own determination about the value of these investments in accordance with our valuation policy. Because SPSE does not provide values for our equity securities, our Adviser determines the recommended fair value of these investments using valuation policies approved by our Board of Directors.

        Credit Information:    Our Adviser monitors a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance. We and our Adviser participate in the periodic board meetings of our portfolio companies in which we hold control and affiliate investments and also require them to provide annual audited and monthly unaudited financial statements. Using these statements and board discussions, our Adviser calculates and evaluates the credit statistics.

        Loan Grading and Risk Rating:    As part of our valuation procedures we risk rate all of our investments in debt securities. For syndicated loans that have been rated by a NRSRO (as defined in Rule 2a-7 under the 1940 Act), we use the NRSRO's risk rating for such security. For all other debt securities, we use a proprietary risk rating system. Our risk rating system uses a scale of 0 to 10, with 10 being the lowest probability of default. This system is used to estimate the probability of default on debt securities and the probability of loss if there is a default. These types of systems are referred to as risk rating systems and are used by banks and rating agencies. The risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

        For the debt securities for which we do not use a third-party NRSRO risk rating, we seek to have our risk rating system mirror the risk rating systems of major risk rating organizations, such as those provided by a NRSRO. While we seek to mirror the NRSRO systems, we cannot provide any assurance that our risk rating system will provide the same risk rating as a NRSRO for these securities. The following chart is an estimate of the relationship of our risk rating system to the designations used by two NRSROs as they risk rate debt securities of major companies. Because our system rates debt securities of companies that are unrated by any NRSRO, there can be no assurance that the correlation to the NRSRO set out below is accurate. We believe our risk rating would be significantly higher than a typical NRSRO risk rating because the risk rating of the typical NRSRO is designed for larger businesses. However, our risk rating has been designed to risk rate the securities of smaller businesses that are not rated by a typical NRSRO. Therefore, when we use our risk rating on larger business securities, the risk rating is higher than a typical NRSRO rating. The primary difference between our risk rating and the rating of a typical NRSRO is that our risk rating uses more quantitative determinants and includes qualitative determinants that we believe are not used in the NRSRO rating. It is our understanding that most debt securities of medium-sized companies do not exceed the grade of BBB on a NRSRO scale, so there would be no debt securities in the middle market that would meet the definition of AAA, AA or A. Therefore, our scale begins with the designation 10 as the best risk rating which may be equivalent to a BBB from a NRSRO, however, no assurance can be given that a 10 on our scale is equal to a BBB on a NRSRO scale.

Company's System	First NRSRO	Second NRSRO	Gladstone Investment's Description(a)
>10	Baa2	BBB	Probability of Default (PD) during the next ten years is 4% and the Expected Loss (EL) is 1% or less
10	Baa3	BBB-	PD is 5 and the EL is 1 to 2%
9	Ba1	BB+	PD is 10 and the EL is 2 to 3%
8	Ba2	BB	PD is 16 and the EL is 3 to 4%
7	Ba3	BB-	PD is 17.8 and the EL is 4 to 5%
6	B1	B+	PD is 22 and the EL is 5 to 6.5%
5	B2	B	PD is 25 and the EL is 6.5 to 8%
4	B3	B-	PD is 27 and the EL is 8 to 10%
3	Caa1	CCC+	PD is 30 and the EL is 10.0 to 13.3%
2	Caa2	CCC	PD is 35 and the EL is 13.3 to 16.7%
1	Caa3	CC	PD is 65 and the EL is 16.7 to 20%
0	N/a	D	PD is 85 or there is a Payment Default and the EL is greater than 20%

(a)
The default rates set forth are for a ten year term debt security. If a debt security is less than ten years, then the probability of default is adjusted to a lower percentage for the shorter period, which may move the security higher on our risk rating scale.

        The above scale gives an indication of the probability of default and the magnitude of the loss if there is a default. Our policy is to stop accruing interest on an investment if we determine that interest is no longer collectible. At December 31, 2007, one investment was on non-accrual and at March 31, 2007 there were no investments on non-accrual. Additionally, we do not risk rate our equity securities.

        The following table lists the risk ratings for all non-syndicated loans in our portfolio at December 31, 2007 and March 31, 2007, representing approximately 46% and 44%, respectively, of all loans in our portfolio at the end of each period:

Rating	December 31, 2007	March 31, 2007
Highest	7.0	8.0
Average	5.4	5.7
Weighted Average	5.0	5.0
Lowest	1.0	2.0

        The following table lists the risk ratings for syndicated loans in our portfolio that were not rated by an NRSRO at December 31, 2007 and March 31, 2007, representing approximately 14%, respectively, of all loans in our portfolio at the end of each period:

Rating	December 31, 2007	March 31, 2007
Highest	9.0	8.0
Average	7.0	7.2
Weighted Average	7.2	7.3
Lowest	1.0	6.0

        For syndicated loans that are currently rated by an NRSRO, we risk rate such loans in accordance with the risk rating systems of major risk rating organizations, such as those provided by a NRSRO. The following table lists the risk ratings for all syndicated loans in our portfolio that were rated by an NRSRO at December 31, 2007 and March 31, 2007, representing approximately 40% and 42%, respectively, of all loans in our portfolio at the end of each period:

Rating	December 31, 2007	March 31, 2007
Highest	BB/Ba2	BB-/Ba2
Average	B+/B1	B+/B1
Weighted Average	B+/B1	B+/B1
Lowest	CCC+/B2	B/B2

        Valuation Methods:    We determine the value of publicly-traded debt securities based on the closing price for the security on the exchange or securities market on which it is listed on the valuation date. We value debt securities that are not publicly traded, but for which a limited market for the security exists, such as certain participations in syndicated loans, at the indicative bid price offered by the respective originating syndication agent's trading desk on or near the valuation date. At December 31, 2007, none of the debt securities in our portfolio were publicly traded and there was a limited market for 50 debt securities in our portfolio. At March 31, 2007, none of the debt securities in our portfolio were publicly traded and there was a limited market for 42 debt securities in our portfolio.

        Debt securities that are issued by portfolio companies where we have an equity, or equity-like interest that are not publicly traded and for which there is no market are valued at cost, if there is adequate total enterprise value determined when valuing our equity holdings in the borrower. Fair values are discounted for any shortfall of total enterprise value over the total debt outstanding for the borrower.

        Debt securities that are not publicly traded and that are issued by portfolio companies for which there is no market we determine the value of the security as if we currently intended to sell the security and consider some or all of the following factors:

  •
  the risk rating of the security;

  •
  the cost basis and the type of the security;

  •
  the nature and realizable value of the collateral;

  •
  the portfolio company's ability to make payments and discounted cash flow;

  •
  reports from portfolio company senior management and board meetings;

  •
  reported values of similar securities of the portfolio company or comparable companies; and

  •
  changes in the economy affecting the portfolio company.

        We value convertible debt, equity, success or exit fees or other equity-like securities for which there is a market based on the market prices for such securities, even if that market is not robust. At December 31, 2007 and March 31, 2007, there was no market for any of the equity securities we owned. To value convertible debt, equity, success or exit fees or other equity-like securities for which no market exists, we use the same information we would use for a debt security valuation described above, except risk-rating, as well as standard valuation techniques used by major valuation firms to value the equity securities of private companies. These valuation techniques also include discounted cash flow of the expected sale price in the future, valuation of the securities based on recent sales to third parties in comparable transactions, or a review of similar companies that are publicly traded and the market multiple of their equity securities. In gathering the sales to third parties of similar securities, we may reference industry statistics and use outside experts. At December 31, 2007 we had $35.8 million invested, at cost, in equity securities compared to our debt portfolio with a cost basis of $320.3 million. At March 31, 2007, we had $28.6 million invested, at cost, in equity securities compared to our debt portfolio with a cost basis of $246.0 million.

        At December 31, 2007, we had total unrealized depreciation of approximately $4.1 million, which was primarily comprised of $11.1 million net unrealized depreciation of our Non-Control/Non-Affiliate investments, offset by approximately $7.0 million of net appreciation of our Control and Affiliate investments. The syndicated loan market continued to be extremely volatile during the quarter ended December 31, 2007 and, as a result, certain of our syndicated loan investments experienced significant declines in fair market value. At March 31, 2007, we had total unrealized depreciation of approximately $3.7 million, which was primarily comprised of net unrealized depreciation of our preferred and common stock in Chase II Holdings Corp.

  Tax Status

  Federal Income Taxes

        We currently qualify and intend to continue to qualify for treatment as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, we are not subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we are required to distribute to stockholders at least 90% of our investment company taxable income, as defined by the Code. It is our policy to pay out as a dividend up to 100% of those amounts.

        In an effort to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year, an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on

October 31 of the calendar year, and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years.

  Revenue Recognition

  Interest and Dividend Income Recognition

        Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. We will stop accruing interest on investments when it is determined that interest is no longer collectible. At December 31, 2007, one Non-Control/Non-Affiliate investment was on non-accrual with a cost basis of approximately $2.9 million at December 31, 2007, or less than 1% of the cost basis of all loans in our portfolio. There were no accounts on non-accrual at March 31, 2007. Conditional interest, or a success fee, is recorded when earned upon full repayment of a loan investment. To date we have not recorded any conditional interest. Dividend income on preferred equity securities is accrued to the extent that such amounts are expected to be collected and that we have the option to collect such amounts in cash. To date, we have not accrued any dividend income.

  Services Provided to Portfolio Companies

        As a business development company under the 1940 Act, we are required to make available significant managerial assistance to our portfolio companies. We provide these services through our Adviser, who provides these services on our behalf through its officers who are also our officers. Currently, neither we nor our Adviser charges a fee for managerial assistance, however, if our Adviser does receive fees for such managerial assistance, our Adviser will credit the managerial assistance fees to the base management fee due from us to our Adviser.

        Our Adviser receives fees for the other services it provides to our portfolio companies. These other fees are typically non-recurring, are recognized as revenue when earned and are generally paid directly to our Adviser by the borrower or potential borrower upon the closing of the investment. The services our Adviser provides to our portfolio companies vary by investment, but generally include a broad array of services such as investment banking services, arranging bank and equity financing, structuring financing from multiple lenders and investors, reviewing existing credit facilities, restructuring existing investments, raising equity and debt capital, turnaround management, merger and acquisition services and recruiting new management personnel. When our Adviser receives fees for these services, 50% of certain of those fees are voluntarily credited against the base management fee that we pay to our Adviser. Any services of this nature subsequent to the closing would typically generate a separate fee at the time of completion.

        Our Adviser also receives fees for monitoring and reviewing portfolio company investments. These fees are recurring and are generally paid annually or quarterly in advance to our Adviser throughout the life of the investment. Fees of this nature are recorded as revenue by our Adviser when earned and are not credited against the base management fee.

        We may receive fees for the origination and closing services we provide to portfolio companies through our Adviser. These fees are paid directly to us and are recognized as revenue upon closing of the originated investment and are reported as fee income in the consolidated statements of operations.

  Recent Accounting Pronouncements

        In December 2007, the FASB issued SFAS No. 141(R) Business Combinations ("SFAS 141(R)"). SFAS 141(R) establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any noncontrolling interest in the acquiree and the goodwill acquired. SFAS 141(R) also establishes disclosure requirements to enable the evaluation of the nature and financial effects of the business combination.

SFAS 141(R) is effective for fiscal years beginning after December 15, 2008. We are currently evaluating the impact of this pronouncement on our consolidated financial statements.

        In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interest in Consolidated Financial Statements ("SFAS 160"). This Statement amends Accounting Research Bulletin 51 to establish accounting and reporting standards for the noncontrolling (minority) interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. SFAS 160 is effective for interim periods beginning on or after December 15, 2008. We are currently evaluating the impact of this pronouncement on our consolidated financial statements.

        In November 2007, the SEC issued Staff Accounting Bulletin No. 109, Written Loan Commitments Recorded at Fair Value Through Earnings ("SAB 109"). SAB 109 provides guidance on the accounting for written loan commitments recorded at fair value under GAAP. Specifically, the SAB revises the Staff's views on incorporating expected net future cash flows related to loan servicing activities in the fair value measurement of a written loan commitment. SAB 109, which supersedes SAB 105, Application of Accounting Principles to Loan Commitments, requires the expected net future cash flows related to the associated servicing of the loan be included in the measurement of all written loan commitments that are accounted for at fair value through earnings. SAB 109 is effective in fiscal quarters beginning after December 15, 2007. We are currently evaluating the impact of this pronouncement on our consolidated financial statements.

        In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 allows entities to measure at fair value many financial instruments and certain other assets and liabilities that are not otherwise required to be measured at fair value. SFAS 159 is effective for fiscal years beginning after November 15, 2007 We are currently evaluating the impact of this pronouncement on our consolidated financial statements.

        In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and expands disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company is required to adopt the provisions of SFAS 157 beginning with the fiscal year ended March 31, 2009. We are currently evaluating the impact of this pronouncement on our consolidated financial statements.

RESULTS OF OPERATIONS

Three months ended December 31, 2007 compared to the three months ended December 31, 2006

Investment Income

        Investment income for the three months ended December 31, 2007 increased $3,244,633 to $7,544,001, compared to investment income of $4,299,368 for the three months ended December 31, 2006.

        Interest income from Non-Control/Non-Affiliate investments increased $1,305,747 to $3,891,918 for the three months ended December 31, 2007, compared to $2,586,171 for the three months ended December 31, 2006. This increase was mainly the result of approximately $43 million of additional Non-Control/Non-Affiliate investments at December 31, 2007 compared to the prior year period.

        Interest income from Control investments was $2,865,843 for the three months ended December 31, 2007, representing interest on our loan investments to our Control affiliates, compared to interest income of $1,264,451 for the three months ended December 31, 2006. The increase of $1,601,392 is directly attributable to the addition of two Control investments compared to the prior year period.

        Interest income from Affiliate investments was $700,494 for the three months ended December 31, 2007, representing interest on our loan investments to our Non-Control affiliates, compared to interest income of $114,668 for the three months ended December 31, 2006. The increase of $585,826 is mainly the result of recognizing a full quarter of interest income from our Affiliate investment that was purchased at the end of the prior year period, as well as the acquisition of another Affiliate investment.

        Interest income from cash and equivalents decreased $253,084 to $79,502 for the three months ended December 31, 2007 from $332,586 for the three months ended December 31, 2006. This decrease was the result of the complete investment of the proceeds of our initial public offering in Control, Affiliate and Non-Control/Non-Affiliate investments. At December 31, 2007 we had no investments in treasury securities as all of the proceeds from our initial public offering had been invested

        Other income for the three months ended December 31, 2007 was $6,244 compared to $1,492 for the three months ended December 31, 2006. Other income is primarily comprised of loan amendment fees that are received from portfolio companies and are amortized over the remaining life of the respective loans. The increase of $4,752 over the prior year quarter is primarily due to the receipt of additional amendment fees during the period.

        The weighted average yield on our portfolio of investments, excluding cash and cash equivalents, was 9.05% for the three months ended December 31, 2007 and 9.41% for the three months ended December 31, 2006. This decrease is largely the result of declining interest rates due to the volatility in the lending marketplace.

Operating Expenses

        Operating expenses for the three months ended December 31, 2007 were $3,797,775 compared to $1,401,300 for the three months ended December 31, 2006, representing an overall increase of $2,396,475.

        For the three months ended December 31, 2007, we incurred a base management fee of $497,632, after reductions for loan servicing fees of $1,287,013, for a gross base management fee (including loan servicing fees) of $1,784,645. For the three months ended December 31, 2006, we incurred a base management fee of $551,235, after reductions for loan servicing fees of $508,691, for a gross base management fee (including loan servicing fees) of $1,059,926. The increase in our gross base management fee of $724,719 results from the growth of our portfolio from the prior year period. The base management fee is computed quarterly as described under "—Investment Advisory and Management Agreement."

        We also received aggregate credits against our base management fee of $1,045,881, which were comprised of $509,555 resulting from reduced fees on syndicated loan participations and $536,326 resulting from investment banking fees paid to our Adviser during three months ended December 31, 2007. We received aggregate credits of $375,225 against our base management fee for the three months ended December 31, 2006 resulting from investment banking fees paid to our Adviser during the quarter.

        Loan servicing fees of $1,287,013 were incurred for the three months ended December 31, 2007. These fees were incurred in connection with a loan servicing agreement between Business Investment and our Adviser in connection with our credit facility established in October 2006, which is based on the size of the aggregate outstanding loan portfolio. These fees reduced the amount of the management fee due to our Adviser as noted above. The increase in loan servicing fees of $778,322 compared to the prior year quarter is the result of an increase in the portfolio of loans being serviced by our Adviser as well as the recognition of a full quarter of loan servicing fees in the current year, compared to a partial quarter in the prior year.

        The administration fee payable to our Administrator was $211,159 for the three months ended December 31, 2007 compared to $124,101 for the three months ended December 31, 2006. This fee consists of our allocable portion of our Administrator's rent and other overhead expenses, and our allocable portion of the salaries and benefits of our chief financial officer, chief compliance officer, treasurer, controller and their respective staffs. Our allocable portion of expenses is derived by multiplying the percentage of our average assets (the assets at the beginning and ending of each quarter) in comparison to the average assets of all companies managed by our Adviser. The increase of $87,058 was mainly attributable to the personnel growth of our Administrator as well as an increase in the general overhead expenses incurred by our Administrator.

        Interest expense for the three months ended December 31, 2007 was $2,381,227 compared to $68,748 of interest expense for the three months ended December 31, 2006. The increase resulted from greater borrowings outstanding on our credit facility during the quarter, compared to the prior year quarter. We established our credit facility in October 2006 and did not have any borrowings outstanding until December 2006, resulting in only one month of interest expense.

        Deferred finance cost amortization for the three months ended December 31, 2007 was $169,329 compared to $91,392 for the three months ended December 31, 2006. The increase of $77,937 is primarily attributable to an extra month of amortization in the current quarter as the prior year quarter began amortizating these costs in November 2006. Further, the total deferred finance costs subject to amortization were greater in the current year due to amendment and renewal fees for the credit facility.

        Professional fees for the three months ended December 31, 2007 were $90,255, a decrease of $96,282 over the professional fees for the three months ended December 31, 2006 of $186,537. Professional fees primarily consist of legal fees and audit and accounting fees. The decrease is mainly due to in the timing of audit fees billed, partially in connection with our compliance with Sarbanes-Oxley regulations incurred during the prior year period, partially offset by increased general legal fees for the quarter.

        Stockholder related costs were $25,083 for the three months ended December 31, 2007, compared to $28,643 for the three months ended December 31, 2006. Stockholder related costs consist of the amortization of annual Nasdaq listing fees, transfer agent fees, annual report printing fees, Securities and Exchange Commission ("SEC") filing fees and press release costs.

        Insurance expense for the three months ended December 31, 2007 was $46,719 compared to $60,696 for the three months ended December 31, 2006. Insurance expense consists of the amortization of the directors and officers insurance policy and professional liability policy premiums. The decrease is due to a reduction in the premiums for directors and officers insurance for the current policy period.

        Directors' fees for the three months ended December 31, 2007 and 2006 were $54,709 and $54,800, respectively. Directors' fees consist of the amortization of the directors' annual stipend and individual meeting fees.

        Taxes and licenses expense for the three months ended December 31, 2007 was $41,886 as compared to $41,550 for the three months ended December 31, 2006. Taxes and licenses expense primarily comprised of franchise taxes due to the state of Delaware and other fees surrounding state and regulatory licensing, registration and other corporate filing fees.

        General and administrative expenses for the three months ended December 31, 2007 were $38,644 compared to $60,132 for the three months ended December 31, 2006. General and administrative expenses consist primarily of direct expenses such as travel related specifically to our portfolio companies, loan evaluation services for our portfolio companies and backup servicer expenses. The overall decrease of $21,488 is mainly due to the decrease in direct investment expenses incurred on investments that were not funded. Typically when an investment funds, these direct expenses are reimbursed to us at closing by the portfolio company

Realized and Unrealized Loss on Investments

        For the three months ended December 31, 2007, we recognized a net loss of $146,034 resulting from the partial sale of two of our syndicated loans at a discount during the three months ended December 31, 2007. We recorded net unrealized appreciation of investments in the aggregate amount of $1,503,727. The net unrealized appreciation of our investments for the three months ended December 31, 2007 was primarily related to the net appreciation of approximately $4.3 million of our Control investments, offset by a decline in market value of our syndicated loan portfolio of approximately $2.8 million from the previous quarter as the result of continued market volatility.

Net Increase in Net Assets from Operations

        Overall, we realized a net increase in net assets resulting from operations of $5,108,919 for the three months ended December 31, 2007 as a result of the factors discussed above. Our net increase in net assets from operations per basic and diluted weighted average common share for the three months ended December 31, 2007 was $0.31 compared to a net increase in net assets resulting from operations per share of $0.16 for the three months ended December 31, 2006.

Nine months ended December 31, 2007 compared to the nine months ended December 31, 2006

Investment Income

        Investment income for the nine months ended December 31, 2007 increased $8,623,365 to $21,000,099, compared to investment income of $12,376,734 for the nine months ended December 31, 2006.

        Interest income from Non-Control/Non-Affiliate investments increased $4,282,441 to $11,220,467 for the nine months ended December 31, 2007, compared to $6,938,026 for the nine months ended December 31, 2006. This increase was mainly the result of approximately $43 million of additional Non-Control/Non-Affiliate investments at December 31, 2007 compared to the prior year period.

        Interest income from Control investments was $8,043,247 for the nine months ended December 31, 2007, representing interest on our loan investments to our Control affiliates, compared to interest income of $3,711,056 for the nine months ended December 31, 2006. The increase of $4,332,191 is directly attributable to the addition of two Control investments compared to the prior year period.

        Interest income from Affiliate investments was $1,501,944 for the nine months ended December 31, 2007, representing interest on our loan investments to our Non-Control affiliates, compared to interest income of $114,668 for the nine months ended December 31, 2007. The increase of $1,387,276 is mainly the result of recognizing nine months of interest income from our Affiliate investment that was purchased at the end of the prior year period and the purchase of another Affiliate investment during the nine months ended December 31, 2007, which also generated an increase in interest income from Affiliate investments.

        Interest income from cash and equivalents decreased $1,416,893 to $193,613 for the nine months ended December 31, 2007 from $1,610,506 for the nine months ended December 31, 2006. This decrease was the result of the complete investment of the proceeds of our initial public offering in Control, Affiliate and Non-Control/Non-Affiliate investments. At December 31, 2007 we had no investments in treasury securities as all of the proceeds from our initial public offering had been invested.

        Other income for the nine months ended December 31, 2007 was $40,828 compared to $2,478 for the three months ended December 31, 2006. Other income is primarily comprised of loan amendment fees that are received from portfolio companies and are amortized over the remaining life of the respective loans. The increase of $38,350 from the prior year period is primarily due to the repayment of two loans which resulted in the full recognition of the unamortized fees and the receipt of additional amendment fees during the period.

        The weighted average yield on our portfolio of investments, excluding cash and cash equivalents, was 9.05% for the nine months ended December 31, 2007 and 10.03% for the nine months ended December 31, 2006. This decrease is largely the result of declining interest rates from the volatility in the lending marketplace.

Operating Expenses

        Operating expenses for the nine months ended December 31, 2007 were $11,370,791, compared to $4,013,616 for the nine months ended December 31, 2006, representing an overall increase of $7,357,175.

        For the nine months ended December 31, 2007, we incurred base management fees of $1,309,951, after reductions for loan servicing fees of $3,741,082, for a gross base management fee (including loan servicing fees) of $5,051,033. For the nine months ended December 31, 2006, we incurred base management fees of $2,214,437, after reductions for loan servicing fees of $508,691, for a gross base management fee (including loan servicing fees) of $2,723,128. The increase in our gross base management fee of $2,327,905 results from the growth of our portfolio from the respective prior year periods. The base management fee is computed quarterly as described under "—Investment Advisory and Management Agreement."

        We also received aggregate credits against our base management fee of $1,932,475 which were comprised of $1,244,024 resulting from reduced fees on syndicated loan participations and $688,451 resulting from investment banking fees paid to our Adviser during the nine months ended December 31, 2007. We received aggregate credits of $375,225 against our base management fee for the nine months ended December 31, 2006 resulting from investment banking fees paid to our Adviser during the quarter.

        Loan servicing fees of $3,741,082 were incurred for the nine months ended December 31, 2007. These fees were incurred in connection with a loan servicing agreement between Business Investment and our Adviser in connection with our credit facility established in October 2006, which is based on the size of the aggregate outstanding loan portfolio. These fees reduced the amount of the management fee due to our Adviser as noted above. The increase in loan servicing fees of $3,232,391 compared to the prior year period is the result of an increase in the portfolio of loans being serviced by our Adviser as well as the recognition of a full quarter of loan servicing fees in the current year, compared to only two months in the prior year period.

        The administration fee payable to our Administrator was $646,740 for the nine months ended December 31, 2007, compared to $364,351 for the nine months ended December 31, 2006. This fee consists of our allocable portion of our Administrator's rent and other overhead expenses, and our allocable portion of the salaries and benefits of our chief financial officer, chief compliance officer, treasurer, controller and their respective staffs. Our allocable portion of expenses is derived by multiplying the percentage of our average assets (the assets at the beginning and ending of each quarter) in comparison to the average assets of all companies managed by our Adviser that are under similar administration agreements with our Administrator. The increase $282,389 was mainly attributable to the personnel growth of our Administrator as well as an increase in the general overhead expenses incurred by our Administrator.

        Interest expense for the nine months ended December 31, 2007 was $5,818,564, compared to $68,748 of interest expense for the nine months ended December 31, 2006. The increase resulted from greater borrowings outstanding on our credit facility during the period, compared to the prior year period. We established our credit facility in October 2006 and did not have any borrowings outstanding until December 2006, resulting in only one month of interest expense.

        Deferred finance cost amortization for the nine months ended December 31, 2007 was $595,532 as compared to $91,392 for the nine months ended December 31, 2006. The increase of $504,140 is primarily attributable to nine months of amortization as the prior year period began amortizing these costs in November 2006.

        Professional fees for the nine months ended December 31, 2007 were $356,176, compared to the professional fees for the nine months ended December 31, 2006 of $354,325. Professional fees primarily consist of legal fees and audit and accounting fees. Slight increases in our general legal fees were offset by decreases in our accounting and audit fees related to our compliance with Sarbanes-Oxley regulations incurred during the prior year period.

        Stockholder related costs increased $32,803 for the nine months ended December 31, 2007 to $220,312 from $187,509 in the nine months ended December 31, 2006. Stockholder related costs consist of the amortization of annual Nasdaq listing fees, transfer agent fees, annual report printing fees, SEC filing fees and press release costs. The increase is primarily attributed to additional expenses incurred related to the solicitation of stockholder proxy votes for our annual meeting of stockholders in August 2007.

        Insurance expense for the nine months ended December 31, 2007 was $182,789 compared to $200,933 for the nine months ended December 31, 2006. Insurance expense consists of the amortization of the directors and officers insurance policy and professional liability policy premiums. The decrease of $18,144 is due to a reduction in the premiums for directors and officers insurance for the current policy period.

        Directors' fees for the nine months ended December 31, 2007 and 2006 were $176,981 and $154,300, respectively. Directors' fees consist of the amortization of the directors' annual stipend and individual meeting fees. The increase is due to fewer committee meetings held in the prior year period.

        Taxes and licenses expense for the nine months ended December 31, 2007 was $125,018 and was primarily comprised of franchise taxes due to the state of Delaware and other fees surrounding state and regulatory licensing, registration and other corporate filing fees. The decrease of $14,976 compared to the prior year period expense of $139,994 was the result of the timing of the accruals of the franchise tax to the state of Delaware in the prior year.

        General and administrative expenses for the nine months ended December 31, 2007 were $130,121 compared to $104,161 for the nine months ended December 31, 2006. General and administrative expenses consist primarily of direct expenses such as travel related specifically to our portfolio companies, loan evaluation services for our portfolio companies and backup servicer expenses. The overall increase of $25,960 is mainly due to the increase in direct expenses as the overall size of our investment portfolio grew from the prior year period.

Realized and Unrealized Loss on Investments

        For the nine months ended December 31, 2007, we recognized a net loss on the sale of seven syndicated loan participations aggregating $197,712 and we recorded net unrealized depreciation of investments in the aggregate amount of $424,286. The net unrealized depreciation of our investments for the nine months ended December 31, 2007 was primarily related to a decrease in the fair market value of our syndicated loan portfolio of approximately $10.9 million offset by an increase in our Control and Affiliate investments of approximately $10.2 million, when compared to their respective fair market values at March 31, 2007. Our non-syndicated Non-Control/Non-Affiliate investments also recognized unrealized gains of approximately $0.2 million during the nine months ended December 31, 2007.

Net Increase in Net Assets from Operations

        Overall, we realized a net increase in net assets resulting from operations of $9,012,310 for the nine months ended December 31, 2007 as a result of the factors discussed above. Our net increase in net assets from operations per basic and diluted weighted average common share for the nine months ended December 31, 2007 was $0.54, compared to $0.41 for the nine months ended December 31, 2006.

        We will continue to incur base management fees which are likely to increase as our investment portfolio grows, and we may begin to incur incentive fees. Our administrative expenses payable to our Administrator are also likely to grow during future periods as our average assets increase and as the expenses incurred by our Administrator to support our operations grow.

LIQUIDITY AND CAPITAL RESOURCES

Operating Activities

        Net cash used in operating activities for the nine months ended December 31, 2007 was approximately $63.1 million and consisted primarily of the purchase of investments and the net unrealized depreciation of our investments, offset by repayments and sales of existing portfolio investments and an increase in amounts due from custodian.

        A summary of our investment activity for the nine months ended December 31, 2007 and December 31, 2006 is as follows:

Quarter Ended	New Investments	Principal Repayments	Investments Sold	Net Gain/(Loss) on Disposal
June 30, 2007	$72,601,227	$21,358,187	$5,809,471	$(48,247)
September 30, 2007	41,182,856	16,947,989	—	(3,431)
December 31, 2007	43,550,667	21,417,073	9,887,170	(146,034)

Total fiscal year 2008	$157,334,750	$59,723,249	$15,696,641	$(197,712)

Quarter Ended	New Investments	Principal Repayments	Investments Sold	Net Gain/(Loss) on Disposal
June 30, 2006	$33,665,549	$874,222	$15,551,727	$3,273
September 30, 2006	15,812,230	5,964,245	997,502	(1,934)
December 31, 2006	69,372,847	3,610,221	3,040,716	(2,283)

Total fiscal year 2007	$118,850,626	$10,448,688	$19,589,945	$(944)

        The following table summarizes the contractual principal repayment and maturity of our investment portfolio by fiscal year, assuming no voluntary prepayments:

Fiscal Year Ended March 31,	Amount
2008	$4,939,252
2009	11,970,117
2010	11,800,388
2011	49,713,185
2012	50,072,850
Thereafter	191,677,039

Total contractual repayments	$320,172,831

Investments in equity securities	$35,774,879
Unamortized premiums on debt securities	180,203

Total	$356,127,913

Financing Activities

        During the nine months ended December 31, 2007, we recorded net borrowings under our credit facility of $50.5 million, which were used to purchase new investments.

        For the nine months ended December 31, 2007, our dividends paid of $11,426,469 exceeded our net investment income (including net realized losses) by $1,994,873. As a result, we estimate that $9,431,596, or $0.57 per share, of our dividends declared and paid to stockholders during the period were paid from ordinary income and $1,994,873, or $0.12 per share, of these dividends represented a return of capital to stockholders. We declared these dividends based on our estimates of net investment income for the fiscal year. Our investment pace continues to be slower than expected in our third year of operations and, consequently, our net investment income was lower than our original estimates.

        We anticipate continuing to borrow funds and, from time to time, issuing securities to obtain additional capital in the future. The terms of the future equity issuances cannot be determined and there can be no assurances that the equity markets will be available to us on terms we deem favorable, if at all. To this end, we have an effective registration statement on file with the SEC that permits us to issue, through one or more transactions, up to an aggregate of $300 million in securities, which may consist of common stock, preferred stock, subscription rights and/or debt securities. To date we have incurred approximately $358,000 of costs in connection with this registration statement.

Revolving Credit Facility

        On October 19, 2006, through our wholly-owned subsidiary, Business Investment, we initially obtained a $100 million revolving credit facility (the "Credit Facility"). On October 19, 2006, we executed a purchase and sale agreement pursuant to which we agreed to sell certain loans to Business Investment in consideration for a membership interest therein. Simultaneously, Business Investment executed a credit agreement (the "Credit Agreement") with Deutsche Bank AG, New York Branch ("Deutsche Bank"), as administrative agent, and others, pursuant to which Business Investment pledged the loans purchased from us to secure future advances by certain institutional lenders. Availability under the Credit Facility was originally scheduled to terminate on October 18, 2007, however, on that date we amended and extended the Credit Facility such that availability under the Credit Facility will terminate on October 16, 2008, unless extended in the discretion of the lenders at the request of Business Investment. Interest is payable monthly during the term of the Credit Facility and principal is payable out of collections on loans purchased from us during the period following the date of which availability for advances has terminated through maturity. The Credit Facility will mature two years following the date on which availability for advances has terminated and on such date, all principal, interest and other amounts owing under the Credit Facility will be due and payable. Interest rates charged on the advances under the facility are based on the rate paid by the lenders on commercial paper notes issued by such lenders to fund some or all of the advances, the London Interbank Offered Rate ("LIBOR"), the Prime Rate or the Federal Funds Rate, depending on market conditions, and adjusts periodically. On March 29, 2007, we increased our borrowing capacity under the Credit Facility from $100 million to $200 million. As of December 31, 2007, there was an outstanding principal balance of $150.5 million under the Credit Facility at an interest rate of approximately 5.36%. Available borrowings are subject to various constraints imposed under the Credit Agreement, based on the aggregate loan balance pledged by Business Investment, which varies as loans are added and repaid, regardless of whether such repayments are early prepayment or are made as contractually required. At December 31, 2007, the remaining borrowing capacity available under the Credit Facility was approximately $49.5 million.

        The Credit Facility contains covenants that require Business Investment to maintain its status as a separate entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions); and restrict material changes to our credit and collection policies. The facility also restricts some of the terms and provisions (including interest rates, terms to maturity and payments schedules) and limits the borrower and industry concentrations of loans that are eligible to secure advances. As of December 31, 2007, Business Investment was in compliance with all of the facility covenants. We currently intend to securitize some or all of the loans held by Business Investment and if we are able to do so, we will use the proceeds from the securitization to pay down any amounts then outstanding under the revolving credit facility.

        The administrative agent also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into lockbox accounts controlled by Deutsche Bank. Once a month, Deutsche Bank remits the collected funds to the Company after payment of any interest and expenses provided for under the Credit Agreement.

        Our Adviser services the loans pledged under the Credit Facility. As a condition to this servicing arrangement, we executed a performance guaranty pursuant to which we guaranteed that our Adviser would comply fully with all of its obligations under the Credit Facility. The performance guaranty requires us to maintain a minimum net worth of $100 million and to maintain "asset coverage" with respect to "senior securities representing indebtedness" of at least 200%, in accordance with Section 18 of the 1940 Act. As of December 31, 2007, we were in compliance with our covenants under the performance guaranty.

Dividends

        In order to qualify as a RIC and to avoid corporate level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Code, to distribute at least 90% of our ordinary income and realized net short-term capital gains to our stockholders on an annual basis. In accordance with these requirements, we declared the following dividends:

Declaration Date	Record Date	Payment Date	Dividend per Share
January 8, 2008	March 21, 2008	March 31, 2008	$0.08
January 8, 2008	February 21, 2008	February 29, 2008	$0.08
January 8, 2008	January 23, 2008	January 31, 2008	$0.08
October 9, 2007	December 20, 2007	December 31, 2007	$0.08
October 9, 2007	November 21, 2007	November 30, 2007	$0.08
October 9, 2007	October 23, 2007	October 31, 2007	$0.08
July 10, 2007	September 20, 2007	September 28, 2007	$0.075
July 10, 2007	August 23, 2007	August 31, 2007	$0.075
July 10, 2007	July 23, 2007	July 31, 2007	$0.075
April 11, 2007	June 21, 2007	June 29, 2007	$0.075
April 11, 2007	May 22, 2007	May 31, 2007	$0.075
April 11, 2007	April 20, 2007	April 30, 2007	$0.075
January 10, 2007	March 22, 2007	March 30, 2007	$0.075
January 10, 2007	February 20, 2007	February 28, 2007	$0.075
January 10, 2007	January 23, 2007	January 31, 2007	$0.075
October 10, 2006	December 20, 2006	December 29, 2006	$0.07
October 10, 2006	November 21, 2006	November 30, 2006	$0.07
October 10, 2006	October 23, 2006	October 31, 2006	$0.07
July 11, 2006	September 21, 2006	September 29, 2006	$0.07
July 11, 2006	August 21, 2006	August 31, 2006	$0.07
July 11, 2006	July 19, 2006	July 31, 2006	$0.07
April 11, 2006	June 22, 2006	June 30, 2006	$0.07
April 11, 2006	May 22, 2006	May 31, 2006	$0.07
April 11, 2006	April 20, 2006	April 28, 2006	$0.07

Contractual Obligations and Off-Balance Sheet Arrangements

        As of December 31, 2007, we were a party to a signed and non-binding term sheet for a buyout investment of approximately $23 million. The future scheduled contractual payments at December 31, 2007 were as follows:

		Payment Due by Period
Contractual Obligations	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Investments	23,000,000	23,000,000	$—	$—	$—

Total	$23,000,000	$23,000,000	$—	$—	$—

        As of January 30, 2008, the above investment had not yet funded.

        We did not have any significant off-balance sheet arrangements as defined in Item 303(a)(4)(ii) of SEC Regulation S-K as of December 31, 2007.

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

GLADSTONE INVESTMENT CORPORATION
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(UNAUDITED)

	December 31, 2007	March 31, 2007
ASSETS
Non-Control/Non-Affiliate investments (Cost 12/31/07: $185,137,185; 3/31/07: $138,567,741)	$174,066,264	$138,168,612
Control investments (Cost 12/31/07: $136,536,484; 3/31/07: $116,302,372)	143,192,123	113,016,491
Affiliate investments (Cost 12/31/07: $34,454,244; 3/31/07: $19,750,000)	34,772,730	19,762,500

Total investments at fair value (Cost 12/31/07: $356,127,913; 3/31/07: $274,620,113)	352,031,117	270,947,603
Cash and cash equivalents	13,288,669	37,788,941
Interest receivable	1,965,776	1,306,090
Prepaid insurance	123,943	83,819
Deferred finance costs	462,210	627,960
Due from Custodian	3,412,644	12,694,985
Due from Adviser (Refer to Note 4)	253,684	20,383
Other assets	490,463	120,434

TOTAL ASSETS	$372,028,506	$323,590,215

LIABILITIES
Due to Administrator (Refer to Note 4)	$211,159	$162,244
Borrowings under line of credit	150,462,500	100,000,000
Accrued expenses	910,800	523,698
Other liabilities	71,205	85,764

Total Liabilities	151,655,664	100,771,706

NET ASSETS	$220,372,842	$222,818,509

ANALYSIS OF NET ASSETS:
Common stock, $0.001 par value, 100,000,000 shares authorized and 16,560,100 shares issued and outstanding	$16,560	$16,560
Capital in excess of par value	230,065,064	230,096,572
Net unrealized depreciation of investment portfolio	(4,096,797)	(3,672,510)
Net unrealized appreciation of derivative	5,000	—
Distributions in excess of net investment income	(5,616,985)	(3,622,113)

Total Net Assets	$220,372,842	$222,818,509

Net assets per share	$13.31	$13.46

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE
CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

(UNAUDITED)

Company(1)	Industry	Investment(2)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS
Syndicated Loans:
Activant Solutions, Inc.	Service—enterprise software and services	Senior Term Debt (7.0%, Due 5/2013)(3)	$3,742,795	$3,490,866
Advanced Homecare Holdings, Inc.	Service—home health nursing services	Senior Term Debt (8.6%, Due 8/2014)(3)	2,985,000	2,895,450
Aeroflex, Inc.	Service—provider of highly specialized electronic equipment	Senior Term Debt (8.1%, Due 8/2014)(3)	1,904,784	1,920,000
American Safety Razor Company Inc.	Manufacturing—razors and blades	Senior Term Debt (7.4%, Due 7/2013)(3)	1,479,619	1,433,175
Aspect Software, Inc.	Service—call center software	Senior Term Debt (7.9%, Due 7/2011)(3)	2,655,159	2,559,330
Brock Holdings II, Inc.	Service—industrial specialty maintenance	Senior Term Debt (7.1%, Due 8/2013)(3)(5)	2,979,524	2,880,731
Compsych Investments Corp.	Service—employee assistance programs	Senior Term Debt (7.6%, Due 2/2012)(3)(5)	3,505,231	3,343,939
CRC Health Group, Inc.	Service—substance abuse treatment	Senior Term Debt (7.4%, Due 2/2012)(3)	9,906,751	9,369,254
Critical Homecare Solutions, Inc.	Service—home therapy and respiratory treatment	Senior Term Debt (8.2%, Due 1/2012)(3)(5)	4,534,045	4,486,680
CST Industries Acquisition, Inc.	Manufacturing—metal storage units	Senior Term Debt (7.9%, Due 8/2013)(3)	989,216	957,875
Dealer Computer Services, Inc.	Manufacturing & Service—systems for automotive retailers	Senior Term Debt (6.8%, Due 9/2013)(3)	1,860,095	1,783,560
Generac Acquisition Corp.	Manufacturing—standby power products	Senior Term Debt (7.7%, Due 11/2013)(3)(5)	6,944,412	6,185,500
Graham Packaging Holdings Company	Manufacturing—plastic containers	Senior Term Debt (7.5%, Due 10/2011)(3)	5,433,813	5,216,460
Hargray Communications Group, Inc.	Service—triple-play (cable, phone, internet) provider	Senior Term Debt (7.1%, Due 6/2014)(3)	963,258	932,542
HMTBP Acquisition II Corp.	Service—aboveground storage tanks	Senior Term Debt (7.1%, Due 5/2014)(3)(5)	3,905,000	3,748,120
Hudson Products Holdings, Inc.	Manufacturing—heat transfer solutions	Senior Term Debt (7.9%, Due 12/2013)(3)	6,036,234	5,837,641
Huish Detergents, Inc.	Manufacturing—household cleaning products	Senior Term Debt (6.8%, Due 4/2014)(3)	1,991,129	1,721,350

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

(UNAUDITED)

Hyland Software, Inc.	Service—provider of enterprise content management software	Senior Term Debt (7.7%, Due 7/2013)(3)	3,953,747	3,870,300
Interstate Fibernet, Inc.	Service—provider of voice and data telecommunications services	Senior Term Debt (8.8%, Due 7/2013)(3)	9,954,851	9,700,000
J. Crew Operating Corp.	Retail—apparel	Senior Term Debt (6.8%, Due 5/2013)(3)	879,372	850,877
KIK Custom Products, Inc.	Manufacturing—consumer products	Senior Term Debt (7.1%, Due 5/2014)(3)	3,990,934	3,481,275
Kronos, Inc.	Service—workforce management solutions	Senior Term Debt (7.1%, Due 6/2014)(3)	1,975,714	1,847,293
Lexicon Marketing USA, Inc.	Service—marketing to Hispanic community	Senior Term Debt (non accrual)(3)(5)	2,947,515	1,384,397
Local TV Finance, LLC	Service—television station operator	Senior Term Debt (7.3%, Due 5/2013)(3)	997,651	927,838
LVI Services, Inc.	Service—asbestos and mold remediation	Senior Term Debt (9.6%, Due 11/2010)(3)(5)	6,387,074	5,987,800
MedAssets, Inc.	Service—pharmaceuticals and healthcare GPO	Senior Term Debt (7.4%, Due 10/2013)(3)(5)	4,014,447	3,872,112
MediMedia USA, LLC	Service—healthcare and pharmaceutical marketing	Senior Term Debt (7.2%, Due 10/2013)(3)	2,235,580	2,133,000
Mitchell International, Inc.	Service—automobile insurance claims processing	Senior Term Debt (6.8%, Due 3/2014)(3)(5)	995,046	913,100
National Mentor Holdings, Inc.	Service—home health care	Senior Term Debt (6.7%, Due 6/2013)(3)	1,972,709	1,848,422
Network Solutions, LLC	Service—internet domain solutions	Senior Term Debt (7.3%, Due 3/2014)(3)	9,195,640	8,619,417
NPC International Inc.	Service—Pizza Hut franchisee	Senior Term Debt (6.6%, Due 5/2013)(3)	2,895,543	2,695,380
Open Solutions, Inc.	Service—software outsourcing for financial institutions	Senior Term Debt (7.3%, Due 1/2014)(3)	2,691,994	2,488,408
Ozburn-Hessey Holding Co. LLC	Service—third party logistics	Senior Term Debt (8.4%, Due 8/2012)(3)	7,655,938	6,909,764
Pinnacle Foods Finance, LLC	Manufacturing—branded food products	Senior Term Debt (7.9%, Due 4/2014)(3)	3,981,220	3,790,950
PTS Acquisition Corp.	Manufacturing—drug delivery and packaging technologies	Senior Term Debt (7.1%, Due 4/2014)(3)	6,965,000	6,477,450
QTC Acquisition, Inc.	Service—outsourced disability evaluations	Senior Term Debt (7.1%, Due 11/2012)(3)	1,992,830	1,835,775

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

(UNAUDITED)

Radio Systems Corporation	Service—design electronic pet containment products	Senior Term Debt (7.7%, Due 9/2013)(3)	1,974,524	1,935,500
Rally Parts, Inc.	Manufacturing—aftermarket motorcycle parts and accessories	Senior Term Debt (7.3%, Due 11/2013)(3)	2,492,563	2,277,000
RPG Holdings, Inc.	Manufacturing and design—greeting cards	Senior Term Debt (8.7%, Due 12/2011)(3)	4,553,010	4,051,354
SafeNet, Inc.	Service—chip encryption products	Senior Term Debt (7.7%, Due 4/2014)(3)	2,987,284	2,716,350
SGS International, Inc.	Service—digital imaging and graphics	Senior Term Debt (7.2%, Due 12/2011)(3)	1,598,592	1,552,689
Specialized Technology Resources, Inc.	Service & Manufacturing—consumer product quality assurance	Senior Term Debt (7.3%, Due 6/2014)(3)	1,493,535	1,436,530
Stolle Machinery Company	Manufacturing—can-making equipment and parts	Senior Term Debt (7.9%, Due 9/2012)(3)	496,693	485,100
Survey Sampling, LLC	Service—telecommunications-based sampling	Senior Term Debt (7.3%, Due 5/2011)(3)(5)	3,036,046	2,856,541
Synagro Technologies, Inc.	Service—waste treatment and recycling	Senior Term Debt (6.9%, Due 3/2014)(3)	499,675	478,844
Triad Laboratory Alliance, LLC	Service—regional medical laboratories	Senior Term Debt (8.1%, Due 12/2011)(3)(5)	4,913,475	4,655,000
United Surgical Partners International, Inc.	Service—outpatient surgical provider	Senior Term Debt (7.3%, Due 4/2014)(3)	1,320,000	1,240,800
Wastequip, Inc.	Service—process and transport waste materials	Senior Term Debt (7.4%, Due 2/2013)(3)	2,929,215	2,753,462
WaveDivision Holdings, LLC	Service—cable	Senior Term Debt (7.6%, Due 6/2014)(3)(5)	1,924,897	1,896,000
West Corporation	Service—business process outsourcing	Senior Term Debt (6.9%, Due 10/2013)(3)	6,372,806	6,054,168

Subtotal—Syndicated Loans			$174,091,185	$162,785,369

Non-syndicated Loans
B-Dry, LLC	Service—basement waterproofer	Revolving Credit Facility (9.5%, Due 10/2008)(12)	—	—
		Senior Term Debt (10.1%, Due 5/2014)	10,746,000	10,746,000
		Common Stock Warrants(4)	300,000	534,895

			11,046,000	11,280,895

Total Non-Control/Non-Affiliate Investments			$185,137,185	$174,066,264

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

(UNAUDITED)

CONTROL INVESTMENTS
A. Stucki Holding Corp.	Manufacturing—railroad freight car products	Senior Term Debt (9.7% Due 3/2012)	$13,927,500	$13,927,500
		Senior Term Debt (12.0% Due 3/2012)(6)	11,000,000	11,000,000
		Senior Subordinated Term Debt (13% Due 3/2014)	5,485,760	5,485,760
		Preferred Stock(4)	4,386,686	4,660,704
		Common Stock(4)	129,956	9,573,296

			34,929,902	44,647,260
Acme Cryogenics, Inc.	Manufacturing—manifolds and pipes for industrial gasses	Senior Subordinated Term Debt (11.5% Due 3/2013)	14,500,000	14,500,000
		Redeemable Preferred Stock(4)	6,983,785	7,619,468
		Common Stock(4)	1,045,181	2,122,761
		Common Stock Warrants(4)	24,686	142,179

			22,553,652	24,384,408
ASH Holdings Corp.	Retail and Service—school buses and parts	Senior Subordinated Term Debt (12.0%, Due 1/2012)	4,768,936	—
		Preferred Stock(4)	2,500,000	—
		Common Stock Warrants(4)	3,680	—

			7,272,616	—
Cavert II Holding Corp.	Manufacturing—bailing wire	Revolving Credit Facility (9.2%, Due 10/2010)(10)(14)	2,100,000	2,100,000
		Senior Term Debt (9.5%, Due 10/2012)(14)	6,500,000	6,500,000
		Senior Term Debt (11.2%, Due 10/2012)(6)(14)	3,000,000	3,000,000
		Senior Subordinated Term Debt (13%, Due 10/2014)(14)	4,670,678	4,670,678
		Preferred Stock(4)(14)	4,110,196	4,110,196
		Common Stock(4)(14)	69,126	69,126

			20,450,000	20,450,000
Chase II Holdings Corp.	Manufacturing—traffic doors	Revolving Credit Facility (9.2% Due 3/2008)(7)	2,280,000	2,280,000
		Senior Term Debt (9.7%, Due 3/2011)	10,175,000	10,175,000
		Senior Term Debt (12.0% Due 3/2011)(6)	7,880,000	7,880,000
		Subordinated Term Debt (13.0% Due 3/2013)	6,167,810	6,167,810
		Redeemable Preferred Stock(4)	6,960,806	8,263,144
		Common Stock(4)	61,384	1,719,603

			33,525,000	36,485,557

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

(UNAUDITED)

Quench Holdings Corp.	Service—sales, installation and service of water coolers	Revolving Credit Facility (9.2%, Due 3/2009)(8)	1,500,000	1,500,000
		Senior Term Debt (9.2%, Due 3/2011)	4,500,000	4,500,000
		Senior Subordinated Term Debt (11.5%, Due 3/2011)	7,865,000	7,865,000
		Equipment Line Note(13)	493,421	493,421
		Common Stock(4)	3,446,893	2,866,477

			17,805,314	17,224,898

Total Control Investments			$136,536,484	$143,192,123

AFFILIATE INVESTMENTS
Danco Acquisition Corp.	Manufacturing—machining and sheet metal work	Revolving Credit Facility (9.2%, Due 10/2010)(14)	$—	$—
		Senior Term Debt (9.3%, Due 10/2012)(14)	5,775,000	5,775,000
		Senior Term Debt (11.5%, Due 4/2013)(14)	8,599,687	8,599,687
		Redeemable Preferred Stock(4)(14)	2,500,000	2,500,000
		Common Stock Warrants(4)(14)	2,500	2,500

			16,877,187	16,877,187
Noble Logistics, Inc.	Service—aftermarket auto parts delivery	Revolving Credit Facility (9.2%, Due 12/2009)(9)	900,000	900,000
		Senior Term Debt (9.2%, Due 12/2011)	6,427,058	6,427,057
		Senior Term Debt (11.2% Due 3/2011)(6)	7,000,000	7,000,000
		Preferred Stock(4)	1,750,000	2,012,500
		Common Stock(4)	1,500,000	1,555,986

			17,577,058	17,895,543

Total Affiliate Investments			$34,454,244	$34,772,730

Total Investments			$356,127,913	$352,031,117

(1)
Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(2)
Percentage represents the weighted average interest rates in effect at December 31, 2007 and due date represents the contractual maturity date.

(3)
Marketable securities are valued based on the indicative bid price, as of December 31, 2007, from the respective syndication agent's trading desk.

(4)
Security is non-income producing.

(5)
Valued using Standard & Poor's Securities Evaluations, Inc. opinions of value at December 31, 2007.

(6)
Last out tranche of senior debt, meaning if the portfolio company is liquidated then the holder of the last out tranche is paid after the senior debt.

(7)
Total available under the revolving credit facility is $3,500,000, of which $1,220,000 remains undrawn at December 31, 2007.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

DECEMBER 31, 2007

(UNAUDITED)

(8)
Total available under the revolving credit facility is $1,500,000 which was fully drawn at December 31, 2007.

(9)
Total available under the revolving credit facility is $2,000,000, of which $1,100,000 remains undrawn at December 31, 2007.

(10)
Total available under the revolving credit facility is $3,000,000, of which $900,000 remains undrawn at December 31, 2007.

(11)
Total available under the revolving credit facility is $3,000,000, which remains undrawn at December 31, 2007.

(12)
Total available under the revolving credit facility is $750,000, which remains undrawn at December 31, 2007.

(13)
Total available for future borrowing for the purposes of purchasing equipment is $1,500,000. The undrawn amount of $1,006,579 may be drawn to purchase additional equipment through 10/24/2010. The interest rate on all amounts drawn on the equipment line note is 12% except for one draw of $188,181 whose interest rate is 15%. Each draw on the equipment line note is subject to its own amortization and maturity, typically over a period of 20-24 months. At December 31, 2007, the last amortization payment due under current amounts drawn under the equipment line note is 11/2009.

(14)
Valued at cost due to recent acquisition.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE
CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2007

(UNAUDITED)

Company(1)	Industry	Investment(2)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS
ACS Media, LLC	Service—directory advertising	Senior Term Debt (7.9%, Due 11/2013)(3)	$4,857,421	$4,857,822
Activant	Service—enterprise software and services	Senior Term Debt (7.4%, Due 5/2013)(3)	3,745,496	3,714,281
American Safety Razor Company Inc.	Manufacturing—razors and blades	Senior Term Debt (7.9%, Due 7/2013)(3)	1,491,154	1,492,472
Aramark Corp.	Service—vending services	Senior Term Debt (7.5%, Due 1/2014)(10)	921,289	925,895
		Letter of Credit (5.3%, Due 1/2014)(10)	65,841	66,170
Aspect Software, Inc.	Service—call center software	Senior Term Debt (8.4%, Due 7/2011)(3)	2,988,647	2,999,925
Brock Holdings II, Inc.	Service—industrial specialty maintenance	Senior Term Debt (7.3%, Due 8/2013)(3)(5)	3,000,000	3,003,750
Compsych Investments Corp.	Service—independent employee assistance programs	Senior Term Debt (8.1%, Due 2/2012)(3)(5)	3,875,254	3,879,300
CRC Health Group, Inc.	Service—substance abuse treatment	Senior Term Debt (7.9%, Due 2/2012)(3)	9,993,754	10,010,307
Critical Homecare Solutions, Inc.	Service—home therapy and respiratory treatment	Senior Term Debt (8.6%, Due 1/2012)(3)(5)	2,000,000	2,000,000
CST Industries Acquisition, Inc.	Manufacturing—metal storage units	Senior Term Debt (8.5%, Due 8/2013)(3)	996,946	999,975
Dealer Computer Services, Inc.	Manufacturing & Service—systems for automotive retailers	Senior Term Debt (7.4%, Due 9/2013)(3)	1,042,760	1,044,063
Dresser Holdings, Inc.	Manufacturing—oilfield & energy products	Senior Term Debt (8.1%, Due 10/2013)(3)	3,868,905	3,851,943
Generac Acquisition Corp.	Manufacturing—standby power products	Senior Term Debt (7.9%, Due 11/2013)(5)	2,593,800	2,611,957
Hudson Products Holdings, Inc.	Manufacturing—heat transfer solutions	Senior Term Debt (8.1%, Due 12/2013)(3)	2,358,550	2,363,866
IPC Information Systems, LLC	Manufacturing—specialized telephony systems	Senior Term Debt (7.9%, Due 9/2013)(3)	263,045	262,319
J. Crew Operating Corp.	Retail—apparel	Senior Term Debt (7.2%, Due 5/2013)(3)	1,405,990	1,407,018
Latham Manufacturing Corp.	Manufacturing—swimming pool components accessories	Senior Term Debt (8.5%, Due 6/2012)(3)	2,427,162	2,375,520
Lexicon Marketing USA, Inc.	Service—marketing to Hispanic community	Senior Term Debt (7.8%, Due 5/2012)(3)(5)	2,971,543	3,006,325

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2007

(UNAUDITED)

LVI Services, Inc.	Service—asbestos and mold remediation	Senior Term Debt (10.3%, Due 11/2010)(3)(5)	6,440,352	6,330,492
Madison River Capital LLC	Service—communications and information	Senior Term Debt (7.6%, Due 7/2012)(3)	5,727,708	5,702,357
Maidenform, Inc.	Manufacturing—intimate apparel	Senior Term Debt (7.1%, Due 5/2010)(3)	2,569,252	2,573,084
MedAssets, Inc.	Service—pharmaceuticals and healthcare GPO	Senior Term Debt (7.8%, Due 10/2013)(3)(5)	3,493,734	3,504,342
MediMedia USA, LLC	Service—healthcare and pharmaceutical marketing	Senior Term Debt (7.9%, Due 10/2013)(3)	1,185,613	1,180,462
National Mentor Holdings, Inc.	Service—home health care	Senior Term Debt (7.4%, Due 6/2013)(3)	1,987,027	1,985,825
NPC International Inc.	Service—Pizza Hut franchisee	Senior Term Debt (7.1%, Due 5/2013)(3)	3,017,479	2,995,367
Nutro Products, Inc.	Manufacturing—pet food	Senior Term Debt (7.4%, Due 4/2012)(3)	2,442,961	2,421,809
Open Solutions, Inc.	Service—software outsourcing for financial institutions	Senior Term Debt (7.5%, Due 1/2014)(3)	2,518,294	2,506,250
Ozburn-Hessey Holding Co. LLC	Service—third party logistics	Senior Term Debt (8.6%, Due 8/2012)(3)	7,764,943	7,711,178
Patriot Media & Communications CNJ, LLC	Service—telecommunications	Senior Term Debt (7.4%, Due 3/2013)(3)	4,147,228	4,105,476
QTC Acquisition, Inc.	Service—outsourced disability evaluations	Senior Term Debt (8.1%, Due 11/2012)(3)	1,996,592	1,997,199
Radio Systems Corporation	Service—design electronic pet containment products	Senior Term Debt (8.1%, Due 9/2013)(3)	1,989,421	1,999,950
Rally Parts, Inc.	Manufacturing—aftermarket motorcycle parts and accessories	Senior Term Debt (7.9%, Due 11/2013)(3)	1,313,285	1,319,792
RPG Holdings, Inc.	Manufacturing and design—greeting cards	Senior Term Debt (8.9%, Due 12/2011)(3)	5,001,100	4,900,000
SGS International, Inc.	Service—digital imaging and graphics	Senior Term Debt (7.9%, Due 12/2011)(3)	1,611,921	1,616,724
Stolle Machinery Company	Manufacturing—can-making equipment and parts	Senior Term Debt (7.9%, Due 9/2012)(3)	500,100	502,491
Survey Sampling, LLC	Service—telecommunications-based sampling	Senior Term Debt (7.9%, Due 5/2011)(3)	3,309,714	3,282,178
Triad Laboratory Alliance, LLC	Service—regional medical laboratories	Senior Term Debt (8.6%, Due 12/2011)(3)(5)	4,953,549	4,912,813
US Investigative Services, Inc.	Service—background investigations	Senior Term Debt (7.9%, Due 9/2012)(3)	10,923,253	10,910,191

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2007

(UNAUDITED)

Wastequip, Inc.	Service—process and transport waste materials	Senior Term Debt (7.6%, Due 2/2013)(3)	2,066,465	2,081,963
WaveDivision Holdings, LLC	Service—cable	Senior Term Debt (7.8%, Due 6/2014)(3)	1,925,440	1,929,600
West Corporation	Service—business process outsourcing	Senior Term Debt (7.8%, Due 10/2013)(3)	10,814,753	10,826,161

Total Non-Control/Non-Affiliate Investments			$138,567,741	$138,168,612

CONTROL INVESTMENTS
A. Stucki Company	Manufacturing—railroad cars and accessories	Senior Term Debt (9.8% Due 3/2012)(6)	$15,000,000	$15,000,000
		Senior Term Debt (12.1% Due 3/2012)(6)(11)	11,000,000	11,000,000
		Senior Subordinated Term Debt (13% Due 3/2014)(6)	5,485,760	5,485,760
		Preferred Stock(4)(6)	4,386,686	4,386,686
		Common Stock(4)(6)	129,956	129,956

			36,002,402	36,002,402
Acme Cryogenics, Inc.	Manufacturing—manifolds and pipes for industrial gasses	Senior Subordinated Term Debt (11.5% Due 3/2013)(5)(6)	14,500,000	14,481,875
		Redeemable Preferred Stock(4)(6)	6,983,785	6,983,785
		Common Stock(4)(6)	1,045,181	1,045,181
		Common Stock Warrants(4)(6)	24,686	24,686

			22,553,652	22,535,527
Chase II Holdings Corp.	Manufacturing—traffic doors	Revolving Credit Facility (9.8% Due 3/2008)(7)	1,900,000	1,900,000
		Senior Term Debt (9.8%, Due 3/2011)(5)	11,000,000	11,000,000
		Senior Term Debt (12.0% Due 3/2011)(5)(11)	8,000,000	8,000,000
		Subordinated Term Debt (13% Due 3/2013)(5)	6,167,810	6,167,810
		Redeemable Preferred Stock(4)	6,960,806	3,120,070
		Common Stock(4)	61,384	—

			34,090,000	30,187,880
Hailey Transport Corporation	Retail and Service—school buses and parts	Senior Subordinated Term Debt (12.0%, Due 1/2012)(5)	4,000,000	4,000,000
		Preferred Stock(4)	2,500,000	3,184,874

			6,500,000	7,184,874

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2007

(UNAUDITED)

Quench Holdings Corp.	Service—sales, installation and service of water coolers	Revolving Credit Facility (9.3%, Due 3/2009)(5)(8)	1,900,000	1,900,000
		Senior Term Debt (9.3%, Due 3/2011)(5)	4,000,000	4,000,000
		Subordinated Term Debt (11.5%, Due 3/2011)(5)	8,000,000	8,000,000
		Common Stock(4)	3,256,318	3,205,808

			17,156,318	17,105,808

Total Control Investments			$116,302,372	$113,016,491

AFFILIATE INVESTMENTS
Noble Logistics, Inc.	Service—aftermarket auto parts delivery	Revolving Credit Facility (9.3%, Due 12/2009)(5)(9)	$2,000,000	$1,995,000
		Senior Term Debt (9.3%, Due 12/2011)(5)(6)	7,000,000	7,008,750
		Senior Term Debt (11.3% Due 3/2011)(5)(6)(11)	7,000,000	7,008,750
		Senior Subordinated Term Debt (12.3% Due 8/2007)(5)(6)	500,000	500,000
		Preferred Stock(4)(6)	1,750,000	1,750,000
		Common Stock(4)(6)	1,500,000	1,500,000

			19,750,000	19,762,500

Total Affiliate Investments			$19,750,000	$19,762,500

Total Investments			$274,620,113	$270,947,603

(1)
Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(2)
Percentage represents the weighted average interest rates in effect at March 31, 2007 and due date represents the contractual maturity date.

(3)
Marketable securities are valued based on the indicative bid price, as of March 31, 2007, from the respective originating syndication agent's trading desk.

(4)
Security is non-income producing.

(5)
Valued using Standard & Poor's Securities Evaluations, Inc. opinions of value at March 31, 2007.

(6)
Fair value is equal to cost due to recent acquisition.

(7)
Total available under the revolving credit facility is $3,500,000 of which $1,600,000 remains undrawn as of March 31, 2007.

(8)
Total available under the revolving credit facility is $2,000,000, of which $100,000 remains undrawn at March 31, 2007.

(9)
Total available under the revolving credit facility is $2,000,000, which was fully drawn at March 31, 2007.

(10)
Subsequent to March 31, 2007, the investment in the portfolio company was sold at the fair value reflected herein.

(11)
Last out tranche of senior debt, meaning if the portfolio company is liquidated then the holder of the last out tranche is paid after the senior debt.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE
CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

	Three months ended December 31, 2007	Three months ended December 31, 2006
INVESTMENT INCOME
Interest income
Non-Control/Non-Affiliate investments	$3,891,918	$2,586,171
Control investments	2,865,843	1,264,451
Affiliate investments	700,494	114,668
Cash and cash equivalents	79,502	332,586

Total interest income	7,537,757	4,297,876
Other income	6,244	1,492

Total investment income	7,544,001	4,299,368

EXPENSES
Base management fee (Refer to Note 4)	497,632	551,235
Loan servicing fee (Refer to Note 4)	1,287,013	508,691
Administration fee (Refer to Note 4)	211,159	124,101
Interest expense	2,381,227	68,748
Amortization of deferred finance costs	169,329	91,392
Professional fees	90,255	186,537
Stockholder related costs	25,083	28,643
Insurance expense	46,719	60,696
Directors fees	54,709	54,800
Taxes and licenses	41,886	41,550
General and administrative expenses	38,644	60,132

Expenses before credit from Adviser	4,843,656	1,776,525

Credits to base management fee (Refer to Note 4)	(1,045,881)	(375,225)

Total expenses net of credit to base management fee	3,797,775	1,401,300

NET INVESTMENT INCOME	3,746,226	2,898,068

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized loss on sale of Non-Control/Non-Affiliate investments	(146,034)	(2,283)
Net unrealized depreciation of Non-Control/Non-Affiliate investments	(2,835,448)	(52,814)
Net unrealized appreciation (depreciation) of Control investments	4,487,562	(158,428)
Net unrealized depreciation of Affiliate investments	(148,387)	—
Net unrealized appreciation derivative	5,000	—

Net gain (loss) on investments	1,362,693	(213,525)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,108,919	$2,684,543

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE:
Basic and Diluted	$0.31	$0.16

SHARES OF COMMON STOCK OUTSTANDING:
Basic and diluted weighted average shares	16,560,100	16,560,100

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE
CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

	Nine months ended December 31, 2007	Nine months ended December 31, 2006
INVESTMENT INCOME
Interest income
Non-Control/Non-Affiliate investments	$11,220,467	$6,938,026
Control investments	8,043,247	3,711,056
Affiliate investments	1,501,944	114,668
Cash and cash equivalents	193,613	1,610,506

Total interest income	20,959,271	12,374,256
Other income	40,828	2,478

Total investment income	21,000,099	12,376,734

EXPENSES
Base management fee (Refer to Note 4)	1,309,951	2,214,437
Loan servicing fee (Refer to Note 4)	3,741,082	508,691
Administration fee (Refer to Note 4)	646,740	364,351
Interest expense	5,818,564	68,748
Amortization of deferred finance costs	595,532	91,392
Professional fees	356,176	354,325
Stockholder related costs	220,312	187,509
Insurance expense	182,789	200,933
Directors fees	176,981	154,300
Taxes and licenses	125,018	139,994
General and administrative expenses	130,121	104,161

Expenses before credit from Adviser	13,303,266	4,388,841

Credits to base management fee (Refer to Note 4)	(1,932,475)	(375,225)

Total expenses net of credit to base management fee	11,370,791	4,013,616

NET INVESTMENT INCOME	9,629,308	8,363,118

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized loss on sale of Non-Control/Non-Affiliate investments	(197,712)	(944)
Net unrealized depreciation of Non-Control/Non-Affiliate investments	(10,671,793)	(1,189,598)
Net unrealized appreciation (depreciation) of Control investments	9,941,521	(362,941)
Net unrealized appreciation of Affiliate investments	305,986	—
Net unrealized appreciation derivative	5,000	—

Net loss on investments	(616,998)	(1,553,483)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,012,310	$6,809,635

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE:
Basic and Diluted	$0.54	$0.41

SHARES OF COMMON STOCK OUTSTANDING:
Basic and diluted weighted average shares	16,560,100	16,560,100

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE
CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(UNAUDITED)

	Nine months ended December 31, 2007	Nine months ended December 31, 2006
Operations:
Net investment income	$9,629,308	$8,363,118
Realized loss on sale of investments	(197,712)	(944)
Net unrealized depreciation of portfolio	(424,286)	(1,552,539)
Unrealized appreciation of derivative	5,000	—

Net increase in net assets from operations	9,012,310	6,809,635

Capital transactions:
Shelf offering registration costs	(31,508)	(132,707)
Dividends	(11,426,469)	(10,432,869)

Total decrease in net assets from capital transactions	(11,457,977)	(10,565,576)
Total decrease in net assets	(2,445,667)	(3,755,941)
Net Assets
Beginning of period	222,818,509	229,841,697

End of period	$220,372,842	$226,085,756

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE
CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Nine months ended December 31, 2007	Nine months ended December 31, 2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$9,012,310	$6,809,635
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(157,334,750)	(118,850,626)
Principal repayments of investments	59,723,249	10,448,688
Proceeds from the sale of investments	15,696,641	19,589,945
Net unrealized depreciation of investment portfolio	424,286	1,552,539
Net unrealized appreciation of derivative	(5,000)	—
Net realized loss on sales of investments	197,712	944
Net amortization of premiums and discounts	209,348	124,748
Amortization of deferred finance costs	595,532	91,392
Increase in interest receivable	(659,686)	(683,317)
Decrease (increase) in due from custodian	9,282,341	(2,798,620)
Increase in prepaid assets	(255,307)	(67,993)
Increase in other assets	(149,846)	(22,429)
(Decrease) increase in other liabilities	(14,559)	38,042
Increase in administration fee payable to Administrator (See Note 4)	48,915	410,561
(Decrease) increase in base management fee payable to Adviser (See Note 4)	(244,570)	14,099
Increase in loan servicing fee payable to Adviser (See Note 4)	11,269	231,211
Increase in accrued expenses	387,102	445,833

Net cash used in operating activities	(63,075,013)	(82,665,348)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings from line of credit	196,350,000	23,500,000
Repayments of line of credit	(145,887,500)	(3,500,000)
Deferred finance costs	(429,782)	(550,739)
Shelf offering registration costs	(31,508)	(132,707)
Distributions paid	(11,426,469)	(10,432,869)

Net cash provided by financing activities	38,574,741	8,883,685

NET DECREASE IN CASH AND CASH EQUIVALENTS(1)	(24,500,272)	(73,781,663)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	37,788,941	75,672,605

CASH AND CASH EQUIVALENTS, END OF PERIOD	$13,288,669	$1,890,942

(1)
Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less when purchased.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE
CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS

(UNAUDITED)

	Three months ended December 31, 2007	Three months ended December 31, 2006
Per Share Data(1)
Balance at beginning of period	$13.24	$13.71
Income from investment operations:
Net investment income(2)	0.23	0.18
Realized loss on sale of investments(2)	(0.01)	—
Net unrealized appreciation (depreciation) of investments(2)	0.09	(0.02)
Net unrealized appreciation of derivative(2)	—	—

Total from investment operations	0.31	0.16

Distributions	(0.24)	(0.21)

Net asset value at end of period	$13.31	$13.65

Per share market value at beginning of period	$12.84	$14.46
Per share market value at end of period	9.81	15.31
Total Return(3)	(21.93)%	7.38%
Shares outstanding at end of period	16,560,100	16,560,100
Ratios/Supplemental Data
Net assets at end of period	$220,372,842	$226,085,756
Average net assets(4)	$218,176,005	$225,338,878
Ratio of expenses to average net assets(5)(6)	8.88%	3.15%
Ratio of net expenses to average net assets(5)(7)	6.96%	2.49%
Ratio of net investment income to average net assets(5)	6.87%	5.14%

(1)
Based on actual shares outstanding at the end of the corresponding period.

(2)
Based on weighted average basic per share data.

(3)
Total return equals the change in the market value of the Company's common stock from the beginning of the period taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan. Total return does not take into account dividends that may be characterized as a return of capital. For further information on estimated character of our dividends please refer to Note 9.

(4)
Calculated using the average of the ending monthly net assets for the respective periods.

(5)
Amounts are annualized.

(6)
Ratio of expenses to average net assets is computed using expenses before credit from the Adviser.

(7)
Ratio of net expenses to average net assets is computed using total expenses net of credits to the management fee.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE
CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS

(UNAUDITED)

	Nine months ended December 31, 2007	Nine months ended December 31, 2006
Per Share Data(1)
Balance at beginning of period	$13.46	$13.88
Income from investment operations:
Net investment income(2)	0.58	0.51
Realized loss on sale of investments(2)	(0.01)	—
Net unrealized depreciation of investments(2)	(0.03)	(0.11)
Net unrealized appreciation of derivative(2)	—	—

Total from investment operations	0.54	0.40

Distributions	(0.69)	(0.63)

Net asset value at end of period	$13.31	$13.65

Per share market value at beginning of period	$14.87	$14.90
Per share market value at end of period	9.81	15.31
Total Return(3)	(30.31)%	7.28%
Shares outstanding at end of period	16,560,100	16,560,100
Ratios/Supplemental Data
Net assets at end of period	$220,372,842	$226,085,756
Average net assets(4)	$221,452,960	$226,399,367
Ratio of expenses to average net assets(5)(6)	8.01%	2.59%
Ratio of net expenses to average net assets(5)(7)	6.85%	2.36%
Ratio of net investment income to average net assets(5)	5.80%	4.93%

(1)
Based on actual shares outstanding at the end of the corresponding period.

(2)
Based on weighted average basic per share data.

(3)
Total return equals the change in the market value of the Company's common stock from the beginning of the period taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan. Total return does not take into account dividends that may be characterized as a return of capital. For further information on estimated character of our dividends please refer to Note 9.

(4)
Calculated using the average of the ending monthly net assets for the respective periods.

(5)
Amounts are annualized.

(6)
Ratio of expenses to average net assets is computed using expenses before credit from the Adviser.

(7)
Ratio of net expenses to average net assets is computed using total expenses net of credits to the management fee.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE
CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2007

(UNAUDITED)

NOTE 1. ORGANIZATION

        Gladstone Investment Corporation (the "Company") was incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005 and completed an initial public offering on June 22, 2005. The Company is a closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, the Company has elected to be treated for tax purposes as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The Company's investment objectives are to achieve a high level of current income and capital gains by investing in debt and equity securities of established private businesses.

        Gladstone Business Investment, LLC ("Business Investment"), a wholly-owned subsidiary of the Company, was established on August 11, 2006 for the sole purpose of owning the Company's portfolio of investments in connection with the establishment of its line of credit facility with Deutsche Bank AG. The financial statements of Business Investment are consolidated with those of the Company.

        The Company is externally managed by Gladstone Management Corporation ("GMC" or the "Adviser"), an unconsolidated affiliate of the Company.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Financial Statements

        Interim financial statements of the Company are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, necessary for the fair statement of financial statements for the interim periods have been included. The current period's results of operations are not necessarily indicative of results that ultimately may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company's Form 10-K for the fiscal year ended March 31, 2007, as filed with the Securities and Exchange Commission ("SEC") on May 31, 2007.

Basis of Presentation

        The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

Consolidation

        Under Article 6 of Regulation S-X under the Securities Act of 1933, as amended, and the authoritative accounting guidance provided by the AICPA Audit and Accounting Guide for Investment Companies, the Company is not permitted to consolidate any subsidiary or other entity that is not an investment company.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2007

(UNAUDITED)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates

        The consolidated financial statements have been prepared in accordance with GAAP that require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Cash and Cash Equivalents

        The Company considers all short-term, highly liquid investments that are both readily convertible to cash and have a maturity of three months or less at the time of purchase to be cash equivalents. Items classified as cash equivalents include temporary investments in U.S. Treasury bills and can also include commercial paper and money-market funds. All of the Company's cash at December 31, 2007 was deposited with two financial institutions, and the Company's balances exceed federally insurable limits. The Company seeks to mitigate this risk by depositing funds with major financial institutions.

Classification of Investments

        The 1940 Act requires classification of the Company's investments by its respective level of control. As defined in the 1940 Act, "Control investments" are investments in those portfolio companies that the Company is deemed to "Control." "Affiliate investments" are investments in those portfolio companies that are "Affiliated companies" of the Company, as defined in the 1940 Act, other than Control investments. "Non-Control/Non-Affiliate investments" are those that are neither Control investments nor Affiliate investments. In general, the 1940 Act prescribes that the Company has control over a portfolio company if it owns greater than 25% of the voting securities of the portfolio company. The Company is deemed to be an affiliate of a portfolio company if it owns between 5% and 25% of the voting securities of such portfolio company or has one or more seats on the affiliated company's board of directors. However, if the Company holds 50% or more contractual representation on a portfolio company's board of directors, the Company will be deemed to have control over the portfolio company.

Investment Valuation

        The Company carries its investments at fair value, as determined by its Board of Directors. Securities that are publicly traded are valued at the closing price on the valuation date. Securities for which a limited market exists, such as certain participations in syndicated loans, are valued at the indicative bid price on or near the valuation date from the respective originating syndication agent's trading desk. Debt and equity securities that are not publicly traded, or for which a limited market does not exist, are valued at fair value based on the Company's valuation policy. The Company's Board of Directors has established a valuation policy and consistently applied valuation procedures used to determine the fair value of these securities quarterly.

        The procedures for the determination of the fair value of the Company's debt securities that that are not publicly traded and that are issued by portfolio companies where the Company has no equity, or equity-like securities, rely on the opinions of value submitted to it by Standard & Poor's Securities Evaluations, Inc. ("SPSE"). The Company may also submit paid in kind ("PIK") interest to SPSE for

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2007

(UNAUDITED)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

valuation when it is determined the PIK interest is likely to be received. SPSE will only evaluate the debt portion of the Company's investments for which the Company specifically requests evaluation, and may decline to make requested evaluations for any reason at its sole discretion. SPSE opinions of value are submitted to the Board of Directors along with the Adviser's supplemental assessment and recommendation regarding valuation of each of these investments.

        The fair value of convertible debt, equity, success or exit fees or other equity-like securities is determined based on the collateral, the enterprise value of the issuer, the issuer's ability to make payments, the earnings of the issuer, recent sales to third parties of similar securities, the comparison to publicly traded securities, discounted cash flow or other pertinent factors. In gathering the sales to third parties of similar securities, the Company may reference industry statistics and use outside experts.

        Debt securities that are issued by portfolio companies where the Company has equity or equity-like securities are valued at cost, if there is adequate total enterprise value determined when valuing the Company's equity securities of the portfolio company. Fair values are discounted for any shortfall of total enterprise value over the total debt outstanding for the borrower.

        The Board of Directors then reviews whether the Adviser has followed its established procedures for determinations of fair value, and votes whether or not to accept the recommended valuation of the Company's investment portfolio.

        Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have resulted had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuation currently assigned. Because there is a delay between when the Company closes an investment and when the investment can be evaluated by SPSE, new investments are not valued immediately by SPSE; rather, the Adviser makes its own determination about the recommended value of these investments in accordance with the Company's valuation policy without the input of SPSE during the specific quarter in which the investment is made. Because SPSE does not currently perform independent valuations of mortgage loans or equity securities for the Company, the Adviser also determines a recommendation for the fair value of these investments, if any, without the input of SPSE. The Adviser considers a number of qualitative and quantitative factors in current market conditions when performing valuations. The Board of Directors then determines whether or not to accept the Adviser's recommendations for the aggregate valuation of the Company's portfolio of investments. The Board of Directors is ultimately responsible for setting the fair value and disclosure of investments in the financial statements.

Interest and Dividend Income Recognition

        Interest income, adjusted for amortization of premiums and acquisition costs and for the accretion of discounts, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. At December 31, 2007, one Non-Control/Non-Affiliate investment was on

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2007

(UNAUDITED)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

non-accrual with a cost basis of approximately $2.9 million at December 31, 2007, or less than 1% of the cost basis of all loans in the Company's portfolio. Conditional interest, or a success fee, is recorded upon full repayment of a loan investment. To date, the Company has not recorded any conditional interest. Dividend income on preferred equity securities is accrued to the extent that such amounts are expected to be collected and that the Company has the option to collect such amounts in cash. To date, the Company has not accrued any dividend income.

Services Provided to Portfolio Companies

        The 1940 Act requires that a business development company make available managerial assistance to its portfolio companies by providing significant guidance and counsel concerning the management, operations, or business objectives and policies of the respective portfolio company. The Company provides these and other services to portfolio companies through its Adviser. Currently, neither the Company nor the Adviser receives fees in connection with managerial assistance.

        The Adviser receives fees for other services it provides to the Company's portfolio companies. These other fees are typically non-recurring, are recognized as revenue when earned and are generally paid directly to the Adviser by the borrower or potential borrower upon closing of the investment. The services the Adviser provides to portfolio companies vary by investment, but generally include a broad array of services, such as investment banking services, arranging bank and equity financing, structuring financing from multiple lenders and investors, reviewing existing credit facilities, restructuring existing investments, raising equity and debt capital, turnaround management, merger and acquisition services and recruiting new management personnel. When the Adviser receives fees for these services, 50% of certain of those fees are voluntarily credited against the base management fee and the loan servicing fee that the Company pays to its Adviser. Any services of this nature subsequent to the closing would typically generate a separate fee at the time of completion.

        The Adviser also receives fees for monitoring and reviewing portfolio company investments. These fees are recurring and are generally paid annually or quarterly in advance to the Adviser throughout the life of the investment. Fees of this nature are recorded as revenue by the Adviser when earned and are not credited against the base management fee.

        The Company may receive fees for the origination and closing services it provides to portfolio companies through its Adviser. These fees are paid directly to the Company and are recognized as revenue upon closing of the originated investment and are reported as fee income in the consolidated statements of operations.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

        Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between the Company's cost basis in the investment at the disposition date and the net proceeds received from such disposition. Unrealized appreciation or depreciation displays the difference between the fair market value of the investment and the cost basis of such investment.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2007

(UNAUDITED)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deferred Finance Costs

        Costs associated with the Company's line of credit facility with Deutsche Bank AG are deferred and amortized over the life of the credit facility, generally for a period of one year.

Federal Income Taxes

        The Company intends to continue to qualify for treatment as a RIC under subchapter M of the Code. As a RIC, the Company will not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify as a RIC, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code. The Company intends to distribute at least 90% of its ordinary income, and as a result, no income tax provisions have been recorded. The Company may, but does not intend to, pay out a return of capital.

        In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109, ("FIN 48"), which clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with SFAS No. 109, Accounting for Income Taxes. FIN 48 is effective as of the beginning of an entity's first fiscal year that begins after December 15, 2006. The Company adopted this Interpretation on April 1, 2007. The adoption of FIN 48 did not have an impact on the Company's consolidated financial statements.

Recent Accounting Pronouncements

        In December 2007, the FASB issued SFAS No. 141(R) Business Combinations ("SFAS 141(R)"). SFAS 141(R) establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any noncontrolling interest in the acquiree and the goodwill acquired. SFAS 141(R) also establishes disclosure requirements to enable the evaluation of the nature and financial effects of the business combination. SFAS 141(R) is effective for fiscal years beginning after December 15, 2008. The Company is currently evaluating the impact of this pronouncement on its consolidated financial statements.

        In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interest in Consolidated Financial Statements ("SFAS 160"). This Statement amends Accounting Research Bulletin 51 to establish accounting and reporting standards for the noncontrolling (minority) interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. SFAS 160 is effective for interim periods beginning on or after December 15, 2008. The Company is currently evaluating the impact of this pronouncement on its consolidated financial statements.

        In November 2007, the SEC issued Staff Accounting Bulletin No. 109, Written Loan Commitments Recorded at Fair Value Through Earnings ("SAB 109"). SAB 109 provides guidance on the accounting for written loan commitments recorded at fair value under GAAP. Specifically, the SAB revises the Staff's views on incorporating expected net future cash flows related to loan servicing activities in the

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2007

(UNAUDITED)

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

fair value measurement of a written loan commitment. SAB 109, which supersedes SAB 105, Application of Accounting Principles to Loan Commitments, requires the expected net future cash flows related to the associated servicing of the loan be included in the measurement of all written loan commitments that are accounted for at fair value through earnings. SAB 109 is effective in fiscal quarters beginning after December 15, 2007. The Company is currently evaluating the impact of this pronouncement on its consolidated financial statements.

        In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 allows entities to measure at fair value many financial instruments and certain other assets and liabilities that are not otherwise required to be measured at fair value. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating the impact of this pronouncement on its consolidated financial statements.

        In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and expands disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company is required to adopt the provisions of SFAS 157 beginning with the fiscal year ended March 31, 2009. The Company is currently evaluating the impact of this pronouncement on its consolidated financial statements.

NOTE 3. INVESTMENTS

Non-Control/Non-Affiliate Investments

        At December 31, 2007 and March 31, 2007, the Company held investments in Non-Control/Non-Affiliates of approximately $185.1 million and $138.6 million, at cost, respectively. These investments are comprised primarily of syndicated loan participations of senior notes of both public and private companies and also non-syndicated loan investments where the Company does not have a significant ownership interest in the portfolio company. At December 31, 2007 and March 31, 2007, the Company's investments, at cost, in Non-Control/Non-Affiliates represented approximately 84% and 62%, respectively, of the Company's net assets.

Control and Affiliate Investments

        At December 31, 2007, the Company had investments of approximately $135.5 million, at cost, in revolving credit facilities, senior debt and subordinated debt of eight portfolio companies. In addition, at December 31, 2007, the Company had invested approximately $35.5 million in preferred and common equity of those companies.

        At December 31, 2007 and March 31, 2007, the Company's investments in Control investments, at cost, represented approximately 62% and 52%, respectively, of the Company's net assets. Also at December 31, 2007 and March 31, 2007, the Company's investments, at cost, in Affiliate investments represented approximately 16% and 9%, respectively, of the Company's net assets.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2007

(UNAUDITED)

NOTE 3. INVESTMENTS (Continued)

Investment Concentrations

        Approximately 75% of the aggregate fair value of the Company's investment portfolio at December 31, 2007 consisted of senior debt, approximately 11% was senior subordinated debt and approximately 14% was preferred and common equity securities. At December 31, 2007, the Company had approximately $356 million invested in 59 portfolio companies. The following table outlines the Company's investments by type at December 31, 2007 and March 31, 2007:

	December 31, 2007		March 31, 2007
	Cost	Fair Value	Cost	Fair Value
Senior Term Debt	$276,401,429	$265,095,613	$207,367,741	$206,981,112
Senior Subordinated Term Debt	43,458,184	38,689,248	24,485,760	24,467,635
Subordinated Term Debt	493,421	493,421	14,167,810	14,167,810
Preferred & Common Equity Securities	35,774,879	47,752,835	28,598,802	25,331,046

Total Investments	$356,127,913	$352,031,117	$274,620,113	$270,947,603

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2007

(UNAUDITED)

NOTE 3. INVESTMENTS (Continued)

        Investments at fair value consisted of the following industry classifications at December 31, 2007 and March 31, 2007:

	December 31, 2007			March 31, 2007
		Percentage of			Percentage of
	Fair Value	Total Investments	Net Assets	Fair Value	Total Investments	Net Assets
Automobile	$2,277,000	0.6%	1.0%	$8,504,666	3.1%	3.8%
Beverage, Food & Tobacco	3,790,950	1.1%	1.7%	3,413,874	1.3%	1.5%
Broadcasting & Entertainment	3,756,380	1.1%	1.7%	—	—	—
Buildings & Real Estate	14,161,626	4.0%	6.4%	3,003,750	1.1%	1.3%
Cargo Transport	20,649,005	5.9%	9.4%	21,844,463	8.1%	9.8%
Chemicals, Plastics & Rubber	24,384,408	6.9%	11.1%	22,535,527	8.3%	10.1%
Containers, Packaging and Glass	26,624,335	7.6%	12.1%	999,975	0.4%	0.4%
Diversified/Conglomerate Manufacturing	53,362,744	15.2%	24.2%	32,563,400	12.0%	14.6%
Diversified/Conglomerate Service	37,677,977	10.7%	17.1%	27,374,081	10.1%	12.3%
Ecological	478,844	0.1%	0.2%	—	—	—
Electronics	14,606,669	4.1%	6.6%	6,758,294	2.5%	3.0%
Healthcare, Education and Childcare	41,409,279	11.8%	18.8%	31,296,111	11.6%	14.0%
Home & Office Furnishings	17,224,898	4.9%	7.8%	17,105,808	6.3%	7.7%
Machinery	58,592,031	16.6%	26.6%	41,480,716	15.3%	18.6%
Oil & Gas	—	—	—	3,851,943	1.4%	1.7%
Personal, Non-durable Consumer Products	7,761,955	2.2%	3.5%	1,492,472	0.6%	0.7%
Personal, Food, & Miscellaneous Services	4,128,555	1.2%	1.9%	16,905,483	6.2%	7.6%
Printing & Publishing	7,737,043	2.2%	3.5%	18,590,084	6.9%	8.3%
Retail Stores	850,877	0.2%	0.4%	1,407,018	0.5%	0.6%
Telecommunications	12,556,541	3.5%	5.7%	9,246,854	3.4%	4.1%
Textiles & Leather	—	—	—	2,573,084	0.9%	1.2%

Total Investments	$352,031,117	100%		$270,947,603	100%

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2007

(UNAUDITED)

NOTE 3. INVESTMENTS (Continued)

        The investments at fair value were included in the following geographic regions of the United States and Canada at December 31, 2007 and March 31, 2007:

	December 31, 2007			March 31, 2007
		Percentage of			Percentage of
	Fair Value	Total Investments	Net Assets	Fair Value	Total Investments	Net Assets
Mid-Atlantic	$142,295,775	40.4%	64.6%	$94,257,169	34.8%	42.3%
Midwest	103,158,224	29.3%	46.8%	88,508,725	32.7%	39.7%
Northeast	11,910,369	3.4%	5.4%	14,879,654	5.5%	6.7%
Southeast	50,935,445	14.5%	23.1%	36,357,555	13.4%	16.3%
West	40,250,029	11.4%	18.3%	36,944,500	13.6%	16.6%
Canada	3,481,275	1.0%	1.6%	—	—	—

Total Investments	$352,031,117	100.0%		$270,947,603	100.0%

        The geographic region depicts the location of the headquarters for the Company's portfolio companies. A portfolio company may have a number of other business locations in other geographic regions.

Investment Principal Repayments

        The following table summarizes the contractual principal repayment and maturity of the Company's investment portfolio by fiscal year, assuming no voluntary prepayments:

Fiscal Year Ended March 31,	Amount
2008	$4,939,252
2009	11,970,117
2010	11,800,388
2011	49,713,185
2012	50,072,850
Thereafter	191,677,039

Total contractual repayments	$320,172,831

Investments in equity securities	$35,774,879
Unamortized premiums on debt securities	180,203

Total	$356,127,913

NOTE 4. RELATED PARTY TRANSACTIONS

Investment Advisory and Management Agreement

        The Company has entered into an investment advisory and management agreement with the Adviser (the "Advisory Agreement"), which is controlled by the Company's chairman and chief

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2007

(UNAUDITED)

NOTE 4. RELATED PARTY TRANSACTIONS (Continued)

executive officer. In accordance with the Advisory Agreement, the Company pays the Adviser fees, as compensation for its services, consisting of a base management fee and an incentive fee.

        The base management fee is computed and payable quarterly and is assessed at an annual rate of 2.0%. The base management fee was initially computed on the basis of the average value of the Company's gross invested assets at the end of the two most recently completed quarters, which were total assets less the cash proceeds and cash and cash equivalents from the proceeds of the Company's initial public offering that were not invested in debt and equity securities of portfolio companies. Beginning on January 1, 2007, the base management fee is computed on the basis of the value of the Company's average gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. This new calculation was originally scheduled to begin in periods after March 31, 2006; however, the Company's Board of Directors accepted voluntary waivers from the Adviser that allowed the initial calculation of the base management fee to be effective through December 31, 2006.

        On April 11, 2007, the Company's Board of Directors accepted a voluntary waiver from the Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5% to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations. This waiver remains in effect and was applied during the three and nine months ended December 31, 2007.

        When the Adviser receives fees from portfolio companies, as discussed in Note 2 under "Services Provided to Portfolio Companies," 50% of certain of these fees are voluntarily credited against the base management fee that the Company would otherwise be required to pay to the Adviser.

        For the three months ended December 31, 2007 and 2006, the Company incurred base management fees to the Adviser of $497,632 and $551,235 (after reductions for loan servicing fees received by the Adviser), respectively. For the nine months ended December 31, 2007 and 2006, the Company incurred base management fees to the Adviser of $1,309,951 and $2,214,437 (after reductions for loan servicing fees received by the Adviser), respectively. For the three months ended December 31, 2007, the Company recognized aggregate credits against the base management fee of $1,045,881, which was comprised of $509,555 resulting from reduced fees on syndicated loan participations and $536,326 resulting from investment banking fees paid to the Adviser during the period. For the nine months ended December 31, 2007, the Company recognized aggregate credits against the base management fee of $1,932,475, which is comprised of $1,244,024 resulting from reduced fees on syndicated loan participations and $688,451 resulting from investment banking fees paid to the Adviser during the period. For the three and nine months ended December 31, 2006, the Company recognized aggregate credits against the base management fee of $375,225 resulting from investment banking fees paid to the Adviser during the respective periods. As of December 31, 2007, a resulting base management fee credit of $548,249 was unpaid and is included as a reduction in fees due from Adviser in the accompanying consolidated statements of assets and liabilities. The amount due from Adviser of $253,684 also includes loan servicing fees due to the Adviser of $294,565 as discussed below. At March 31, 2007, a base management fee credit of $303,679 was unpaid and included in fees due from

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2007

(UNAUDITED)

NOTE 4. RELATED PARTY TRANSACTIONS (Continued)

Adviser in the accompanying consolidated statements of assets and liabilities which was offset by loan servicing fees due to the Adviser of $283,296, resulting in $20,383 due from the Adviser as discussed below.

        In addition, the Adviser services the loans held by Business Investment, in return for which the Adviser receives a 2.0% annual fee based on the monthly aggregate balance of loans held by Business Investment. Since the Company owns these loans, all loan servicing fees paid to the Adviser are treated as reductions against the 2.0% base management fee payable to the Adviser. Overall, the base management fee due to the Adviser cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year.

        For the three and nine months ended December 31, 2007, the Company recorded loan servicing fees to the Adviser of $1,287,013 and $3,741,082, respectively, of which $294,565 was unpaid at December 31, 2007. For the three and nine months ended December 31, 2006, the Company recorded loan servicing fees to the Adviser of $508,691. At March 31, 2007 there were $283,296 of loan servicing fees due to the Adviser that were included as a credit in fees due from the Adviser in the accompanying consolidated statements of assets and liabilities, offsetting the base management fee credit due to the Company from the Adviser at that date.

        The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards the Adviser if the Company's quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the "hurdle rate"). The Company will pay the Adviser an income incentive fee with respect to the Company's pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

  •
  100% of the Company's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

  •
  20% of the amount of the Company's pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

        The second part of the incentive fee is a capital gains incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of the Company's realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to the Adviser, the Company will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since the Company's inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in the Company's portfolio.

        Because pre-incentive fee net investment income was below the hurdle rate of 1.75% of net assets, no income-based incentive fee was recorded for any of the three or nine months ended December 31, 2007 or December 31, 2006.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2007

(UNAUDITED)

NOTE 4. RELATED PARTY TRANSACTIONS (Continued)

Administration Agreement

        The Company has entered into an administration agreement (the "Administration Agreement") with Gladstone Administration, LLC ("Gladstone Administration" or the "Administrator"), a wholly-owned subsidiary of the Adviser. Under the Administration Agreement, the Company pays separately for administrative services. The Administration Agreement provides for payments equal to the Company's allocable portion of the Administrator's overhead expenses in performing its obligations under the Administration Agreement, including but not limited to, rent for employees of the Administrator and the allocable portion of salaries and benefits expenses of the Company's chief financial officer, controller, chief compliance officer, treasurer and their respective staffs. The Company recorded Administration fees on the consolidated statements of operations of $211,159 and $124,101 for the three months ended December 31, 2007 and 2006, respectively. The Company recorded Administration fees on the consolidated statements of operations of $646,740 and $364,351 for the nine months ended December 31, 2007 and 2006, respectively. As of December 31, 2007 and March 31, 2007, $211,159 and $162,244, respectively, was unpaid and included in the administration fee due to the Administrator in the accompanying consolidated statements of assets and liabilities.

Purchase of Investments from Affiliate

        During April 2007, the Company purchased from its affiliate, Gladstone Capital Corporation ("Gladstone Capital"), certain of its investments in syndicated loan participations at market value for approximately $9.7 million. These purchases reflect the settlement of transactions initiated in March 2007. An independent broker was engaged to execute these transactions between the Company and Gladstone Capital. The independent broker accepted the quotes from the respective agent bank for each syndicated loan and then executed these transactions between the Company and Gladstone Capital.

NOTE 5. LINE OF CREDIT

        Through the Company's wholly-owned subsidiary, Business Investment, the Company has obtained a $200 million revolving credit facility (the "Credit Facility"). On October 19, 2006, the Company executed a Purchase and Sale Agreement pursuant to which it agreed to sell certain loans to Business Investment in consideration of a membership interest therein. Simultaneously, Business Investment executed a Credit Agreement (the "Credit Agreement") with Deutsche Bank AG, New York Branch ("Deutsche Bank"), as administrative agent, pursuant to which Business Investment pledged the loans purchased from the Company to secure future advances by certain institutional lenders. On March 29, 2007, the Company increased its capacity under the Credit Facility from $100 million to $200 million. Availability under the Credit Facility was originally scheduled to terminate on October 18, 2007, however, on that date the Company amended and extended the Credit Facility such that availability under the Credit facility will terminate on October 16, 2008, unless extended in the discretion of the lenders at the request of Business Investment. Interest is payable monthly during the term of the Credit Facility and principal is payable out of collections on loans purchased from the Company during the period following the date of which availability for advances has terminated through maturity. The Credit Facility will mature two years following the date on which availability for advances has

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2007

(UNAUDITED)

NOTE 5. LINE OF CREDIT (Continued)

terminated and on such date, all principal, interest and other amounts owing under the Credit Facility will be due and payable. Interest rates charged on the advances under the facility are based on the rate paid by the lenders on commercial paper notes issued by such lenders to fund some or all of the advances, the London Interbank Offered Rate ("LIBOR"), the Prime Rate or the Federal Funds Rate, depending on market conditions, and adjust periodically. Available borrowings are subject to various constraints imposed under the Credit Agreement, based on the aggregate loan balance pledged by Business Investment, which varies as loans are added and repaid, regardless of whether such repayments are early prepayment or are made as contractually required. The weighted average borrowings outstanding under the Credit Facility for the nine months ended December 31, 2007 were $116.8 million at an annualized weighted average annual interest cost of 7.32%, which is computed by using the annual stated interest rate plus commitment and other fees plus the amortization of deferred financing fees divided by the weighted average debt outstanding. Because the Company only had borrowings outstanding for two weeks during the nine months ended December 31, 2006, the weighted average borrowings outstanding and respective annualized interest cost calculations are not reflective of the Company's actual cost of debt and as such, are not presented herein.

        The Credit Facility contains covenants that require Business Investment to maintain its status as a separate entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions); and restrict material changes to the Company's credit and collection policies. The facility also restricts some of the terms and provisions (including interest rates, terms to maturity and payments schedules) and limits the borrower and industry concentrations of loans that are eligible to secure advances. As of December 31, 2007, Business Investment was in compliance with all of the facility covenants. As of December 31, 2007 there were $150.5 million of borrowings outstanding under the Credit Facility at an interest rate of approximately 5.36% and the remaining borrowing capacity under the Credit Facility was approximately $49.5 million.

        The administrative agent also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with the Bank of New York as custodian. Deutsche Bank is also the trustee of the account and once a month remits the collected funds to the Company. At December 31, 2007, the amount due from the custodian was $3.4 million.

        The Adviser services the loans pledged under the Credit Facility. As a condition to this servicing arrangement, the Company executed a performance guaranty pursuant to which it guaranteed that the Adviser would comply fully with all of its obligations under the Credit Facility. The performance guaranty requires the Company to maintain a minimum net worth of $100 million and to maintain "asset coverage" with respect to "senior securities representing indebtedness" of at least 200%, in accordance with Section 18 of the 1940 Act. As of December 31, 2007, the Company was in compliance with the covenants under the performance guaranty.

NOTE 6. INTEREST RATE CAP AGREEMENT

        In October 2007, the Company entered into an interest rate cap agreement that will effectively limit the interest rate on a portion of the borrowings under the line of credit pursuant to the terms of the Credit Facility. The interest rate cap has a notional amount of $20 million at a cost of $15,000. At

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2007

(UNAUDITED)

NOTE 6. INTEREST RATE CAP AGREEMENT (Continued)

December 31, 2007, the interest rate cap agreement had a fair market value of $20,000. The Company records changes in the fair market value of the interest rate cap agreement monthly based on the current market valuation at month end as unrealized depreciation or appreciation on derivative on the Company's consolidated statement of operations. The interest rate cap agreement expires in October 2008. The agreement provides that the Company's floating interest rate or cost of funds on a portion of the portfolio's borrowings will be capped at 9% when the LIBOR rate is in excess of 9%.

        The use of a cap involves risks that are different from those associated with ordinary portfolio securities transactions. Cap agreements may be considered to be illiquid. Although the Company will not enter into any such agreements unless it believes that the other party to the transaction is creditworthy, the Company does bear the risk of loss of the amount expected to be received under such agreements in the event of default or bankruptcy of the agreement counterparty.

NOTE 7. COMMON STOCK

        As of December 31, 2007 and March 31, 2007, 100,000,000 shares of $0.001 par value common stock were authorized and 16,560,100 shares were outstanding.

NOTE 8. INCREASE IN NET ASSETS PER SHARE RESULTING FROM OPERATIONS

        The following table sets forth the computation of basic and diluted net increase in net assets per share resulting from operations:

	Three months ended December 31, 2007	Three months ended December 31, 2006	Nine months ended December 31, 2007	Nine months ended December 31, 2006
Numerator for basic and diluted net (decrease) increase in net assets resulting from operations per share	$5,108,919	$2,684,543	$9,012,310	$6,809,635
Denominator for basic and diluted shares	16,560,100	16,560,100	16,560,100	16,560,100

Basic and diluted net increase in net assets per share resulting from operations	$0.31	$0.16	$0.54	$0.41

NOTE 9. DIVIDENDS

        The Company is required to pay out as a dividend 90% of its ordinary income and realized net short-term capital gains in excess of realized net short-term capital losses, if any, for each taxable year in order to maintain its status as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. It is the policy of the Company to pay out as a dividend up to 100% of those amounts. The amount to be paid out monthly as a dividend is determined by the Board of Directors each quarter and is based on the annual earnings estimated by the management of the Company. Based on that estimate, three monthly dividends are declared each quarter. At year-end the Company may pay a bonus dividend, in addition to the monthly dividends, to ensure that it has paid out at least 90% of its ordinary income

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2007

(UNAUDITED)

NOTE 9. DIVIDENDS (Continued)

and realized net short-term capital gains for the year. Long-term capital gains are composed of success fees, prepayment fees and gains from the sale of securities held for one year or more. The Company intends to retain long-term capital gains from the sale of securities, if any, and not pay them out as dividends, however, the Board of Directors may decide to declare and pay out capital gains during any fiscal year. If the Company decides to retain long-term capital gains, the portion of the retained capital gains will be subject to 35% tax. The Company currently pays a monthly dividend. The tax characteristics of all dividends will be reported to stockholders on Form 1099 at the end of each calendar year. The Company's Board of Directors declared the following monthly dividends for the nine months ended December 31, 2007 and 2006:

Fiscal Year 2008

Declaration Date	Record Date	Payment Date	Dividend per Share
October 9, 2007	December 20, 2007	December 31, 2007	$0.08
October 9, 2007	November 21, 2007	November 30, 2007	$0.08
October 9, 2007	October 23, 2007	October 31, 2007	$0.08
July 10, 2007	September 20, 2007	September 28, 2007	$0.075
July 10, 2007	August 23, 2007	August 31, 2007	$0.075
July 10, 2007	July 23, 2007	July 31, 2007	$0.075
April 11, 2007	June 21, 2007	June 29, 2007	$0.075
April 11, 2007	May 22, 2007	May 31, 2007	$0.075
April 11, 2007	April 20, 2007	April 30, 2007	$0.075

Fiscal Year 2007

Declaration Date	Record Date	Payment Date	Dividend per Share
October 10, 2006	December 20, 2006	December 29, 2006	$0.07
October 10, 2006	November 21, 2006	November 30, 2006	$0.07
October 10, 2006	October 23, 2006	October 31, 2006	$0.07
July 11, 2006	September 21, 2006	September 29, 2006	$0.07
July 11, 2006	August 21, 2006	August 31, 2006	$0.07
July 11, 2006	July 19, 2006	July 31, 2006	$0.07
April 11, 2006	June 22, 2006	June 30, 2006	$0.07
April 11, 2006	May 22, 2006	May 31, 2006	$0.07
April 11, 2006	April 20, 2006	April 28, 2006	$0.07

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2007

(UNAUDITED)

NOTE 9. DIVIDENDS (Continued)

        The Company's Board of Directors estimates the source of the distributions listed above at the time of their declaration as required by Section 19(a) of the 1940 Act. The following estimates were made by the Board of Directors during the quarter ended December 31, 2007:

Month Ended	Ordinary Income	Return of Capital	Total Dividend
December 31, 2007	$0.080	$—	$0.080
November 30, 2007	0.080	—	0.080
October 31, 2007	0.080	—	0.080

        Because the Board of Directors declares dividends at the beginning of a quarter, it is difficult to estimate how much of the Company's monthly dividends and distributions will come from ordinary income, capital gains, and returns of capital. Subsequent to quarter end, the following corrections were made to the above listed estimates:

Month Ended	Ordinary Income	Return of Capital	Total Dividend
December 31, 2007	$0.070	$0.010	$0.080
November 30, 2007	0.079	0.001	0.080
October 31, 2007	0.068	0.012	0.080

        For dividends declared subsequent to quarter end, the following estimates have been made pursuant to Section 19(a) of the 1940 Act:

Month Ended	Ordinary Income	Return of Capital	Total Dividend
March 31, 2008	$0.064	$0.016	$0.080
February 29, 2008	0.067	0.013	0.080
January 31, 2008	0.080	—	0.080

        On a monthly basis, if required under Section 19(a), the Company posts a Section 19(a) notice through the Depository Trust Company's Legal Notice System ("LENS") and also sends to its registered stockholders a written Section 19(a) notice along with the payment of dividends for any payment which includes a dividend estimated to be paid from any other source other than net investment income. The estimates of the source of the distribution provided above and in the Company's 19(a) notices are interim estimates based on GAAP that are subject to revision, and the exact character of the distributions for tax purposes year cannot be determined until the final books and records of the Company are finalized for the calendar year. These estimates are made solely in order to comply with the requirements of Section 19(a) of 1940 Act and should not be relied upon for tax reporting or any other purposes. Following the calendar year end, after definitive information has been determined by the Company, if the Company has made distributions of taxable income (or return of capital), the Company will deliver a Form 1099-DIV to its stockholders specifying such amount and the tax characterization of such amount.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

DECEMBER 31, 2007

(UNAUDITED)

NOTE 10. CONTRACTUAL OBLIGATIONS

        As of Decmeber 31, 2007, the Company was a party to a signed and non-binding term sheet for a buyout investment of approximately $23 million. The future scheduled contractual payments at December 31, 2007 were as follows:

		Payment Due by Period
Contractual Obligations	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Investments	23,000,000	23,000,000

Total	$23,000,000	$23,000,000	$—	$—	$—

        As of January 30, 2008, the above investment had not yet been funded.

NOTE 11. SUBSEQUENT EVENTS

Dividends

        On January 8, 2008, the Company's Board of Directors declared the following monthly dividends:

Declaration Date	Record Date	Payment Date	Dividend per Share
January 8, 2008	January 23, 2008	January 31, 2008	$0.08
January 8, 2008	February 21, 2008	February 29, 2008	$0.08
January 8, 2008	March 21, 2008	March 31, 2008	$0.08

PROSPECTUS

GLADSTONE INVESTMENT CORPORATION

$300,000,000

COMMON STOCK
PREFERRED STOCK
SUBSCRIPTION RIGHTS
DEBT SECURITIES

        We may offer, from time to time, up to $300,000,000 aggregate initial offering price of our common stock, $0.001 par value per share, preferred stock, $0.001 par value per share, subscription rights or debt securities, or a combination of these securities, which we refer to in this prospectus collectively as our Securities, in one or more offerings. The Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. In the case of our common stock, the offering price per share by us, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the Securities and Exchange Commission may permit. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

        Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The Nasdaq Global Select Market under the symbol "GAIN." As of January 11, 2008, the last reported sales price for our common stock was $10.06.

        This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

        An investment in our Securities involves certain risks, including, among other things, risks relating to investments in securities of small, private and developing businesses. We describe some of these risks in the section entitled "Risk Factors," which begins on page 8. Shares of closed-end investment companies frequently trade at a discount to their net asset value and this may increase the risk of loss of purchasers of our Securities. You should carefully consider these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our Securities.

        The Securities being offered have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

January 14, 2008

        We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained or incorporated by reference in this prospectus or any accompanying supplement to this prospectus. You must not rely upon any information or representation not contained or incorporated by reference in this prospectus or the accompanying prospectus supplement as if we had authorized it. This prospectus and any prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any prospectus supplement is accurate as of the dates on their respective covers only. Our business, financial condition, results of operations and prospects may have changed since such dates.

i

PROSPECTUS SUMMARY

        The following summary contains basic information about this offering. It likely does not contain all the information that is important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred. Except where the context suggests otherwise, the terms "we," "us," "our," the "Company" and "Gladstone Investment" refer to Gladstone Investment Corporation; "Adviser" refers to Gladstone Management Corporation; "Administrator" refers to Gladstone Administration, LLC; "Gladstone Commercial" refers to Gladstone Commercial Corporation, "Gladstone Capital" refers to Gladstone Capital Corporation; and "Gladstone Companies" refers to our Adviser and its affiliated companies.

GLADSTONE INVESTMENT CORPORATION

General

        We were incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005. On June 22, 2005 we completed an initial public offering and commenced operations. We were primarily established for the purpose of investing in subordinated loans, mezzanine debt, preferred stock and warrants to purchase common stock of small and medium-sized companies in connection with buyouts and other recapitalizations. We also invest in senior secured loans, common stock and senior and subordinated syndicated loans. Our investment objective is to generate both current income and capital gains through these debt and equity instruments. We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, which we refer to as the 1940 Act.

Our Investment Adviser and Administrator

        Our Adviser is our affiliate and investment adviser and is led by a management team which has extensive experience in our lines of business. All of our executive officers serve as either directors or executive officers, or both, of Gladstone Commercial, a publicly traded real estate investment trust; Gladstone Capital, a publicly traded business development company; our Adviser; and our Administrator, a wholly-owned subsidiary of our Adviser. Our Administrator employs our chief financial officer, chief compliance officer, controller, treasurer and their respective staffs.

        Our Adviser and our Administrator also provide investment advisory and administrative services to our affiliates Gladstone Commercial, Gladstone Capital and Gladstone Land Corporation, an agricultural real estate company owned by our chairman and chief executive officer, David Gladstone. In the future, our Adviser may provide investment advisory and administrative services to other funds, both public and private, of which it is the sponsor.

        We have been externally managed by our Adviser pursuant to an investment advisory and management agreement since our inception. Our Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Our Adviser is headquartered in McLean, Virginia, a suburb of Washington D.C., and also has offices in the states of New York, New Jersey, Pennsylvania, Illinois, Texas and Washington.

Our Investment Strategy

        We seek to achieve returns from current income from senior, subordinated and mezzanine debt, and capital gains from preferred stock and warrants to purchase common stock that we acquire in connection with buyouts and recapitalizations of small and mid-sized companies with established management teams. Our investments generally range between $10 million and $30 million each, although this investment size may vary proportionately as the size of our capital base changes. We invest either by ourselves or jointly with other buyout funds and/or management of the portfolio company, depending on the opportunity. If we are participating in an investment with one or more co-investors, then our investment is likely to be smaller than if we were investing alone.

        We expect that our target portfolio over time will include mostly subordinated loans, mezzanine debt, preferred stock, and warrants to buy common stock. Structurally, subordinated loans and mezzanine loans usually rank lower in priority of payment to senior debt, such as senior bank debt, and may be unsecured. However, subordinated debt and mezzanine loans rank senior to common and preferred equity in a borrower's capital structure. Typically, subordinated debt and mezzanine loans have elements of both debt and equity instruments, offering returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity position. Due to its higher risk profile and often less restrictive covenants as compared to senior debt, mezzanine debt generally earns a higher return than senior secured debt. Any warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through a pre-determined formula.

THE OFFERING

        We may offer, from time to time, up to $300,000,000 of our Securities, on terms to be determined at the time of the offering. Our Securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements. In the case of offering of our common stock in any offering, the offering price per share, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the Securities and Exchange Commission may permit.

        Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

        Set forth below is additional information regarding the offering of our Securities:

The Nasdaq Global Select Market Symbol	GAIN
Use of Proceeds
Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our Securities first to pay down existing short-term debt, then to make investments in buyouts and recapitalizations of small and mid-sized companies in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. See "Use of Proceeds."

Dividends and Distribution
We have paid monthly dividends to the holders of our common stock and generally intend to continue to do so. The amount of the monthly dividends is determined by our Board of Directors on a quarterly basis and is based on our estimate of our annual investment company taxable income and net short-term taxable capital gains, if any. See "Price Range of Common Stock and Distributions." Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of securities will likely pay distributions in accordance with their terms.
Taxation
We intend to continue to elect to be treated for federal income tax purposes as a regulated investment company, which we refer to as a RIC. Accordingly, we generally will pay no corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See "Price Range of Common Stock and Distributions."
Trading at a Discount
Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.
Certain Anti-Takeover Provisions
Our Board of Directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain provisions of Delaware law and other measures we have adopted. See "Certain Provisions of Delaware Law and of Our Certificate of Incorporation and Bylaws."
Dividend Reinvestment Plan
We have a dividend reinvestment plan for our stockholders. This is an "opt in" dividend reinvestment plan, meaning that stockholders may elect to have their cash dividends automatically reinvested in additional shares of our common stock. Stockholders who do not so elect will receive their dividends in cash. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See "Dividend Reinvestment Plan."

Management Arrangements
Gladstone Management Corporation serves as our investment adviser, and Gladstone Administration, LLC serves serve as our administrator. We have entered into a license agreement with our Adviser, pursuant to which our Adviser has agreed to grant us a non-exclusive license to use the name "Gladstone" and the Diamond G logo. For a description of our Adviser, our Administrator, the Gladstone Companies and our contractual arrangements with these companies, see "Management—Certain Transactions—Investment Advisory and Management Agreement," "Management—Certain Transactions—Administration Agreement," "Management—Certain Transactions—Loan Servicing Agreement" and "Management—Certain Transactions—License Agreement."

FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "us" or "Gladstone Investment," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Gladstone Investment. The following percentages were calculated based on net assets as of September 30, 2007.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	—%
Dividend reinvestment plan expenses(1)	None
Estimated annual expenses (as a percentage of net assets attributable to common stock):
Management fees(2)	3.21%
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)(3)	—%
Interest payments on borrowed funds(4)	3.52%
Other expenses(5)	1.30%
Total annual expenses (estimated)(2)(5)	8.03%

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Securities. In calculating the following expense amounts, we have assumed we would have no leverage and that our annual operating expenses would remain at the levels set forth in the table above. In the event that securities to which this prospectus related are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$79	$230	$372	$691

        While the example assumes, as required by the Securities and Exchange Commission, which we refer to as the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Additionally, we have assumed that the entire amount of such 5% annual return would constitute ordinary income as we have not historically realized positive capital gains (computed net of all realized capital losses) on our investments, nor do we expect to realize positive capital gains in the foreseeable future. Because the assumed 5% annual return is significantly below the hurdle rate of 7% (annualized) that we must achieve under the investment advisory and management agreement to trigger the payment of an income-based incentive fee, we have assumed, for purposes of the above example, that no income-based incentive fee would be payable if we realized a 5% annual return on our investments. Additionally, because we have not historically realized positive capital gains (computed net of all realized capital losses and unrealized capital depreciation) on our investments, we have assumed that we will not trigger the payment of any capital gains-based incentive fee in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors after such expenses, would be higher than reflected in the example. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

        This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, incentive fees, if any, and other expenses) may be greater or less than those shown.

(1)
The expenses of the reinvestment plan are included in stock record expenses, a component of "Other expenses." We do not have a cash purchase plan. The participants in the dividend reinvestment plan will bear a pro rata share of brokerage commissions incurred with respect to open market purchases, if any. See "Dividend Reinvestment Plan" for information on the dividend reinvestment plan.

(2)
Our annual base management fee is 2.0% (0.5% quarterly) of our average gross assets, which are defined as total assets of Gladstone Investment, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. However, until December 31, 2006 the base management fee calculation excluded uninvested cash proceeds of our initial public offering, resulting in a lower fee than indicated by the examples set forth herein. Beginning with the quarter ended March 31, 2007, our Adviser agreed to waive the annual base management fee of 2.0% to 0.5% for those senior syndicated loans that we purchase using borrowings from our credit facility. Although there can be no guarantee that our Adviser will continue to waive any portion of the management fee, on an annual basis after giving effect to this waiver, the estimated management fees as a percentage of net assets attributable to common stock were 2.05% and the total estimated annual expenses as a percentage of net assets attributable to common stock were 6.87%. See "Management—Certain Transactions—Investment Advisory and Management Agreement" and footnote 3 below.

(3)
The incentive fee consists of two parts: an income-based fee and a capital gains-based fee. The income-based fee is payable quarterly in arrears, and equals 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate of our net assets, subject to a "catch-up" provision measured as of the end of each calendar quarter. The "catch-up" provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate (or 2.1875%) in any calendar quarter (8.75% annualized). The catch-up provision is meant to provide our Adviser with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized). The income-based incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. Our pre-incentive fee net investment income used to calculate this part of the income incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 2 above). The capital gains-based incentive fee equals 20% of our net realized capital gains since our inception, if any, computed net of all realized capital losses and unrealized capital depreciation since our inception, less any prior payments, and is payable at the end of each fiscal year.

  Examples of how the incentive fee would be calculated are as follows:

  •
  Assuming pre-incentive fee net investment income of 0.55%, there would be no income-based incentive fee because such income would not exceed the hurdle rate of 1.75%.

  •
  Assuming pre-incentive fee net investment income of 2.00%, the income-based incentive fee would be as follows:

      = 100% × (2.00% - 1.75%)

      = 0.25%

  •
  Assuming pre-incentive fee net investment income of 2.30%, the income-based incentive fee would be as follows:

      = (100% × ("catch-up": 2.1875% - 1.75%)) + (20%× (2.30% - 2.1875%))

      = (100% × 0.4375%) + (20% × 0.1125%)

      = 0.4375% + 0.0225%

      = 0.46%

  •
  Assuming net realized capital gains of 6% and realized capital losses and unrealized capital depreciation of 1%, the capital gains-based incentive fee would be as follows:

      = 20% × (6% - 1%)

      = 20% × 5%

      = 1%

  Through September 30, 2007, our Adviser has not earned an incentive fee. For a more detailed discussion of the calculation of the two-part incentive fee, see "Management—Certain Transactions—Investment Advisory and Management Agreement."

(4)
We have entered into a revolving credit facility, under which our borrowing capacity is $200 million, effective March 29, 2007. We have drawn down on this credit facility and we expect to borrow additional funds in the future up to an amount so that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of our senior securities. Assuming that we borrowed $200 million at an interest rate of 5.36% plus an additional fee related to borrowings of 1.2%, for an aggregate rate of 6.56%, interest payments on borrowed funds would have been 5.98% of our net assets as of September 30, 2007.

(5)
Includes our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the administration agreement. See "Management—Certain Transactions—Administration Agreement."

ADDITIONAL INFORMATION

        We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, which we refer to as the Securities Act, with respect to the Securities offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the registration statement or exhibits and schedules thereto. For further information with respect to our business and our Securities, reference is made to the registration statement, including the amendments, exhibits and schedules thereto, contained in the registration statement.

        We also file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. Such reports, proxy statements and other information, as well as the registration statement and the amendments, exhibits and schedules thereto, can be inspected at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information about the operation of the public reference facilities may be obtained by calling the SEC at 1-202-551-8090. The SEC maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC's web site is http://www.sec.gov. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Our common stock is listed on The Nasdaq Global Select Market and our corporate website is located at http://www.gladstoneinvestment.com. The information contained on, or accessible through, our website is not a part of this prospectus.

        We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to those reports as soon as reasonably practicable after such material is electronically filed with or furnished to the SEC.

        We also furnish to our stockholders annual reports, which registered include annual financial information that has been examined and reported on, with an opinion expressed, by our independent registered public accounting firm. See "Experts."

RISK FACTORS

        You should carefully consider the risks described below and all other information provided and incorporated by reference in this prospectus (or any prospectus supplement) before making a decision to purchase our Securities. The risks and uncertainties described below are not the only ones facing us. Additional risks and uncertainties not presently known to us, or not presently deemed material by us, may also impair our operations and performance.

        If any of the following risks actually occur, our business, financial condition or results of operations could be materially adversely affected. If that happens, the trading price of our Securities could decline, and you may lose all or part of your investment.

We are dependent upon our key management personnel and the key management personnel of our Adviser, particularly David Gladstone, George Stelljes III and Terry Lee Brubaker, and on the continued operations of our Adviser, for our future success.

        We have no employees. Our chief executive officer, president and chief investment officer, chief operating officer and chief financial officer, and the employees of our Adviser, do not spend all of their time managing our activities and our investment portfolio. We are particularly dependent upon David Gladstone, George Stelljes III and Terry Lee Brubaker in this regard. Our executive officers and the employees of our Adviser allocate some, and in some cases a material portion, of their time to businesses and activities that are not related to our business. We have no separate facilities and are completely reliant on our Adviser, which has significant discretion as to the implementation and execution of our business strategies and risk management practices. We are subject to the risk of discontinuation of our Adviser's operations or termination of the investment advisory agreement and the risk that, upon such event, no suitable replacement will be found. We believe that our success depends to a significant extent upon our Adviser and that discontinuation of its operations could have a material adverse effect on our ability to achieve our investment objectives.

Our incentive fee may induce our Adviser to make certain investments, including speculative investments.

        The management compensation structure that has been implemented under an investment advisory agreement with our Adviser, which we refer to as the Advisory Agreement, may cause our Adviser to invest in high risk investments or take other risks. In addition to its management fee, our Adviser is entitled under the Advisory Agreement to receive incentive compensation based in part upon our achievement of specified levels of income. In evaluating investments and other management strategies, the opportunity to earn incentive compensation based on net income may lead our Adviser to place undue emphasis on the maximization of net income at the expense of other criteria, such as preservation of capital, maintaining sufficient liquidity, or management of credit risk or market risk, in order to achieve higher incentive compensation. Investments with higher yield potential are generally riskier or more speculative. This could result in increased risk to the value of our investment portfolio.

We may be obligated to pay our Adviser incentive compensation even if we incur a loss.

        The Advisory Agreement entitles our Adviser to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. For additional information on incentive compensation under the Advisory Agreement with our Adviser, see "Business—Certain Transactions—Investment Advisory and Management Agreement."

Our Adviser's failure to identify and invest in securities that meet our investment criteria or perform its responsibilities under the investment advisory agreement may adversely affect our ability for future growth.

        Our ability to achieve our investment objectives will depend on our ability to grow, which in turn will depend on our Adviser's ability to identify and invest in securities that meet our investment criteria. Accomplishing this result on a cost-effective basis will be largely a function of our Adviser's structuring of the investment process, its ability to provide competent and efficient services to us, and our access to financing on acceptable terms. The senior management team of our Adviser has substantial responsibilities under the investment advisory agreement. In order to grow, our Adviser will need to hire, train supervise and manage new employees successfully. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We are a relatively new company with limited operating history.

        We were incorporated in Delaware on February 18, 2005. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objectives and that the value of your investment could decline substantially.

We operate in a highly competitive market for investment opportunities.

        A number of entities compete with us for investments in small and mid-sized companies. We will compete with public and private buyout funds, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical, and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which would allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. The competitive pressures we face could have a material adverse effect on our business, financial condition, and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective. We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors' pricing, terms, and structure. However, if we match our competitors' pricing, terms, and structure, we may experience decreased net interest income and increased risk of credit loss.

Our investments in small and medium-sized portfolio companies are extremely risky and you could lose all or a part of your investment.

        Investments in small and medium-sized portfolio companies are subject to a number of significant risks including the following:

  •
  Small and medium-sized businesses may have limited financial resources and may not be able to repay the loans we make to them.    Our strategy includes providing financing to portfolio companies that typically is not readily available to them. While we believe that this provides an attractive opportunity for us to generate profits, this may make it difficult for the portfolio companies to repay their loans to us upon maturity. A borrower's ability to repay its loan may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. A deterioration in a borrower's financial condition and prospects usually will be accompanied by deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guarantees we may have obtained from the borrower's management. Although we will sometimes seek to be the senior, secured lender to a borrower, in most of our loans we expect to be subordinated to a senior lender, and our interest in any collateral would, accordingly, likely be subordinate to another lender's security interest.

  •
  Small and medium-sized businesses typically have narrower product lines and smaller market shares than large businesses.    Because our target portfolio companies are smaller businesses, they will tend to be more vulnerable to competitors' actions and market conditions, as well as general economic downturns. In addition, our portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities and a larger number of qualified managerial and technical personnel.

  •
  There is generally little or no publicly available information about these businesses.    Because we seek to invest in privately owned businesses, there is generally little or no publicly available operating and financial information about our potential portfolio companies. As a result, we rely on our officers, our Adviser and its employees and consultants to perform due diligence investigations of these portfolio companies, their operations and their prospects. We may not learn all of the material information we need to know regarding these businesses through our investigations.

  •
  Small and medium-sized businesses generally have less predictable operating results.    We expect that our portfolio companies may have significant variations in their operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, may otherwise have a weak financial position or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by their senior lenders. A borrower's failure to satisfy financial or operating covenants imposed by senior lenders could lead to defaults and, potentially, foreclosure on its senior credit facility, which could additionally trigger cross-defaults in other agreements. If this were to occur, it is possible that the borrower's ability to repay our loan would be jeopardized.

  •
  Small and medium-sized businesses are more likely to be dependent on one or two persons.    Typically, the success of a small or medium-sized business also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on our borrower and, in turn, on us.

  •
  Small and medium-sized businesses are likely to have greater exposure to economic downturns than larger businesses.    We expect that our portfolio companies will have fewer resources than larger businesses and an economic downturn is more likely to have a material adverse effect on them. If one of our portfolio companies is adversely impacted by an economic downturn, its ability to repay our loan would be diminished.

  •
  Small and medium-sized businesses may have limited operating histories.    While we intend to target stable companies with proven track records, we may make loans to new companies that meet our other investment criteria. Portfolio companies with limited operating histories will be exposed to all of the operating risks that new businesses face and may be particularly susceptible to, among other risks, market downturns, competitive pressures and the departure of key executive officers.

We may not realize gains from our equity investments.

        When we invest in mezzanine or senior secured loans, we may acquire warrants or other equity securities as well. In addition we may invest in preferred and common stock. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Because the loans we make and equity securities we receive are not publicly traded, there will be uncertainty regarding the value of our privately held securities that could adversely affect our determination of our net asset value.

        A large percentage of our portfolio investments are, and will continue to be, in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. Our Board of Directors has established a valuation policy and consistently applied valuation procedures used to determine the fair value of these securities quarterly. These procedures for the determination of value of many of our debt securities rely on the opinions of value submitted to us by Standard and Poor's Securities Evaluations, Inc., or SPSE. SPSE will only evaluate the debt portion of our investments for which we specifically request evaluation, and SPSE may decline to make requested evaluations for any reason in its sole discretion. However, to date, SPSE has accepted each of our requests for evaluation.

        Our procedures also include provisions whereby our Adviser will establish the fair value of any equity securities we may hold where market quotations are not readily available and SPSE is unable to provide evaluations. The types of factors that may be considered in determining the fair value of our debt and equity investments include some or all of the following: the nature and realizable value of any collateral, the portfolio company's earnings and cash flows and its ability to make payments on its obligations, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, and other relevant factors. Because such valuations, particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates, our determinations of fair value may differ materially from the values that might have resulted from a readily available market for these securities.

        A portion of our assets are, and will continue to be, comprised of equity securities that are valued based on internal assessment using our own valuation methods approved by our Board of Directors, without the input of SPSE or any other third-party evaluator. We believe that our equity valuation methods reflect those regularly used as standards by other professionals in our industry who value equity securities. However, determination of fair value for securities that are not publicly traded, whether or not we use the recommendations of an independent third-party evaluator, necessarily involves the exercise of subjective judgment. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities. For more information concerning our investment valuation procedures, see "Business—Our Investment Strategy" and "Business—Valuation Process."

The lack of liquidity of our privately held investments may adversely affect our business.

        We will generally make investments in private companies whose securities are not traded in any public market. Substantially all of these securities will be subject to legal and other restrictions on resale and will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize substantial book losses upon liquidation. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we, our Adviser, or our respective officers, employees or affiliates have material non-public information regarding such portfolio company.

We typically invest in transactions involving acquisitions, buyouts and recapitalizations of companies, which will subject us to the risks associated with change in control transactions.

        Our strategy includes making debt and equity investments in companies in connection with acquisitions, buyouts and recapitalizations, which subjects us to the risks associated with change in control transactions. Change in control transactions often present a number of uncertainties. Companies undergoing change in control transactions often face challenges retaining key employees, maintaining relationships with customers and suppliers. While we hope to avoid many of these difficulties by participating in transactions where the management team is retained and by conducting thorough due diligence in advance of our decision to invest, if our portfolio companies experience one or more of these problems, we may not realize the value that we expect in connection with our investments which would likely harm our operating results and financial condition.

Our portfolio companies are likely to have debt that ranks equally with, or senior to, our investments in such companies.

        We invest primarily in subordinated debt, mezzanine debt and preferred and common equity securities issued by our portfolio companies in connection with buyouts or recapitalizations of these companies. Portfolio companies undergoing these types of transactions usually will have other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution with respect to our investment. After repaying its senior creditors, our portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization, or bankruptcy of the relevant portfolio company. In addition, we may not be in a position to control any portfolio company by investing in its debt securities. Therefore, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree, and the management of such company, as representatives of the holders of their equity securities, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Our business plan is dependent upon external financing, which may expose us to risks associated with leverage.

        Our business requires a substantial amount of cash to operate and grow. We may acquire such additional capital from the following sources:

  •
  Senior Securities.    We intend to issue debt securities, other evidences of indebtedness (including borrowings under our line of credit) and possibly preferred stock, up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us, as a business development company, to issue debt securities and preferred stock, to which we refer collectively as senior securities, in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of senior securities. As a result of issuing senior securities, we will be exposed to the risks associated with leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock to the extent that we have borrowed money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. In addition, our ability to pay dividends or incur additional indebtedness would be restricted if asset coverage is not at least twice our indebtedness. If the value of our assets declines, we might be unable to satisfy that test. If this happens, we may be required to liquidate a portion of our loan portfolio and repay a portion of our indebtedness at a time when a sale may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness will not be available for distributions to our stockholders.

  •
  Common Stock.    Because we are constrained in our ability to issue debt for the reasons given above, we are dependent on the issuance of equity as a financing source. If we raise additional funds by issuing more common stock or debt securities convertible into or exchangeable for our common stock, the percentage ownership of our stockholders at the time of the issuance would decrease and they may experience dilution. In addition, any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

  •
  Securitization.    In addition to issuing securities to raise capital as described above, we anticipate that in the future we will securitize our loans to generate cash for funding new investments. An inability to successfully securitize our loan portfolio could limit our ability to grow our business, fully execute our business strategy and impact our profitability. Moreover, successful securitization of our loan portfolio might expose us to losses as the loans in which we do not plan to sell interests will be those that are riskier and more apt to generate losses.

We are exposed to risks associated with changes in interest rates, and any future hedging strategies may expose us to additional risks.

        We anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities. As a result, a portion of our income will depend upon the difference between the rate at which we borrow funds and the rate at which we loan these funds. Certain of our borrowings may be at fixed rates and others at variable rates, such as under our credit facility. Ultimately, we expect approximately 20% of the loans in our portfolio to be at fixed rates and approximately 80% to be at variable rates determined on the basis of a benchmark prime rate. As of September 30, 2007, our portfolio had approximately 74% of the total of the loan cost value at variable rates, approximately 12% of the total loan cost value at variable rates with a floor and approximately 15% of the total loan portfolio cost basis at a fixed rate.

        To date, we hold only one interest rate cap agreement. In the event that we securitize a portion of our loan portfolio in the future, we believe that we will likely be required to enter into similar arrangements with respect to the securitized loans. While hedging activities may insulate us against adverse fluctuations in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or any future hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

Our credit facility imposes certain limitations on us.

        We will have a continuing need for capital to finance our loans. In order to maintain RIC status, we will be required to distribute to our stockholders at least 90% of our ordinary income and short-term capital gains on an annual basis. Accordingly, such earnings will not be available to fund additional loans. Therefore, through our wholly-owned subsidiary, we are party to a credit agreement arranged by Deutsche Bank AG as the structuring agent. The agreement provides us with a revolving credit line facility of $200 million. In the future, borrowings outstanding on the credit line facility may be repaid with the proceeds we may receive from securitizing some or all of the loans in our portfolio for long-term funding, if any. The line of credit facility will permit us to fund additional loans and investments as long as we are within the conditions set out in the credit agreement.

        As a result of the line of credit facility, we are subject to certain limitations on the type of loan investments we make, including restrictions on geographic concentrations, sector concentrations, loan size, payment frequency and status, and average life. Our failure to satisfy these limitations could result in foreclosure by our lenders which would have a material adverse effect on our business, financial condition and results of operations.

Any inability to renew our credit facility on terms favorable to us, if at all, could adversely impact our liquidity and ability to fund new investments.

        Availability under our credit facility will terminate on October 16, 2008, unless extended in the discretion of the lenders, and the credit facility will mature two years following this date, at which time all principal, interest and other amounts owing under the credit facility will be due and payable. There can be no guarantee that we will be able to renew the credit facility on terms that are favorable to us, if at all. In the event that we are not able to renew or refinance the credit facility, this could have a material adverse effect on our liquidity and ability to fund new investments.

Our investments are typically long term and will require several years to realize liquidation events.

        Since we generally make five to seven year term loans and hold our loans and related warrants or other equity positions until the loans mature, you should not expect realization events, if any, to occur over the near term. In addition, we expect that any warrants or other equity positions that we receive when we make loans may require several years to appreciate in value and we cannot give any assurance that such appreciation will occur.

Prepayments of our loans by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

        In addition to risks associated with delays in investing our capital, we are also subject to the risk that investments that we make in our portfolio companies may be repaid prior to maturity. We will first use any proceeds from prepayments to repay any borrowings outstanding on our credit facility. In the event that funds remain after repayment of our outstanding borrowings, then we will generally reinvest these proceeds in government securities, pending their future investment in new debt and/or equity securities. These government securities will typically have substantially lower yields than the debt securities being prepaid and we could experience significant delays in reinvesting these amounts. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We will be subject to corporate level tax if we are unable to satisfy Internal Revenue Code requirements for RIC qualification.

        To maintain our qualification as a RIC, we must meet income source, asset diversification and annual distribution requirements. The annual distribution requirement is satisfied if we distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. Because we use leverage, we are subject to certain asset coverage ratio requirements under the 1940 Act and could, under certain circumstances, be restricted from making distributions necessary to qualify as a RIC. Warrants we receive with respect to debt investments will create "original issue discount," which we must recognize as ordinary income, increasing the amounts we are required to distribute to maintain RIC status. Because such warrants will not produce distributable cash for us at the same time as we are required to make distributions in respect of the related original issue discount, we will need to use cash from other sources to satisfy such distribution requirements. The asset diversification requirements must be met at the end of each calendar quarter. If we fail to meet these tests, we may need to quickly dispose of certain investments to prevent the loss of RIC status. Since most of our investments will be illiquid, such dispositions, if even possible, may not be made at prices advantageous to us and, in fact, may result in substantial losses. If we fail to qualify as a RIC for any reason and become fully subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the actual amount distributed. Such a failure would have a material adverse effect on us and our shares. For additional information regarding asset coverage ratio and RIC requirements, see "Material U.S. Federal Income Tax Considerations—Regulated Investment Company Status."

There are significant potential conflicts of interest which could impact our investment returns.

        Our executive officers and directors, and the officers and directors of our Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Gladstone, our chairman and chief executive officer, is the chairman of the board and chief executive officer of our Adviser, Gladstone Capital and Gladstone Commercial. In addition, Mr. Brubaker, our vice chairman, chief operating officer and secretary is the vice chairman, chief operating officer and secretary of our Adviser, Gladstone Capital and Gladstone Commercial. Mr. Stelljes, our president and chief investment officer, is also the president and chief investment officer of our Adviser, Gladstone Capital and Gladstone Commercial. Moreover, our Adviser may establish or sponsor other investment vehicles which from time to time may have potentially overlapping investment objectives with those of ours and accordingly may invest in, whether principally or secondarily, asset classes similar to those we targeted. While our Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, our Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the Gladstone affiliate with the investment strategy that most closely fits the investment opportunity to ensure the fair and equitable treatment of all the funds it manages. Nevertheless, the management of our Adviser may face conflicts in the allocation of investment opportunities to other entities managed by our Adviser. As a result, it is possible that we may not be given the opportunity to participate in certain investments made by other members of the Gladstone Companies or investment funds managed by investment managers affiliated with our Adviser.

        In certain circumstances, we may make investments in a portfolio company in which one of our affiliates has or will have an investment, subject to satisfaction of any regulatory restrictions and, where required, to the prior approval of our Board of Directors. As of September 30, 2007, our Board of Directors has approved the following types of co-investment transactions:

  •
  Our affiliate, Gladstone Commercial, may lease property to portfolio companies that we do not control under certain circumstances. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours.

  •
  We may invest simultaneously with our affiliate Gladstone Capital in senior syndicated loans whereby neither we nor any affiliate has the ability to dictate the terms of the loans.

        Certain of our officers, who are also officers of our Adviser, may from time to time serve as directors of certain of our portfolio companies. If an officer serves in such capacity with one of our portfolio companies, such officer will owe fiduciary duties to all stockholders of the portfolio company, which duties may from time to time conflict with the interests of our stockholders.

        In the course of our investing activities, we will pay management and incentive fees to the Adviser and will reimburse the Administrator for certain expenses it incurs. As a result, investors in our common stock will invest on a "gross" basis and receive distributions on a "net" basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through our investors themselves making direct investments. As a result of this arrangement, there may be times when the management team of our Adviser has interests that differ from those of our stockholders, giving rise to a conflict.

Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

        We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations, or their interpretation, or any failure by us or our portfolio companies to comply with these laws or regulations may adversely affect our business. For additional information regarding the regulations to which we are subject, see "Material U.S. Federal Income Tax Considerations—Regulated Investment Company Status" and "Regulation as a Business Development Company."

We may experience fluctuations in our quarterly results.

        We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rates payable on the debt securities we acquire, the default rates on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods. For additional information concerning the fluctuations in our operating results, see "Management's Discussion and Analysis of Financial Condition and Results of Operations."

There is a risk that you may not receive dividends or that our dividends may not grow over time.

        Our current intention is to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on a quarterly basis by paying monthly dividends. We expect to retain net realized long-term capital gains to supplement our equity capital and support the growth of our portfolio, although our Board of Directors may determine in certain cases to distribute these gains. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions.

The market price of our shares may fluctuate significantly.

        The market price and marketability of our shares may from time to time be significantly affected by numerous factors, including many over which we have no control and that may not be directly related to us. These factors include the following:

  •
  price and volume fluctuations in the stock market from time to time, which are often unrelated to the operating performance of particular companies;

  •
  significant volatility in the market price and trading volume of shares of RICs, business development companies or other companies in our sector, which is not necessarily related to the operating performance of these companies;

  •
  changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

  •
  loss of business development company status;

  •
  loss of RIC status;

  •
  changes in our earnings or variations in our operating results;

  •
  changes in the value of our portfolio of investments;

  •
  any shortfall in our revenue or net income or any increase in losses from levels expected by securities analysts;

  •
  departure of key personnel;

  •
  operating performance of companies comparable to us;

  •
  short-selling pressure with respect to our shares or business development companies generally;

  •
  general economic trends and other external factors; and

  •
  loss of a major funding source.

        Fluctuations in the trading prices of our shares may adversely affect the liquidity of the trading market for our shares and, if we seek to raise capital through future equity financings, our ability to raise such equity capital.

The issuance of subscription rights to our stockholders may lead to both a dilution in the percentage ownership by existing stockholders in our common stock and a dilution of the aggregate net asset value of their shares.

        In the event that we issue subscription rights to our existing stockholders, there is a significant possibility that the rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Stockholders who do not fully exercise their subscription rights should expect that they will, upon completion of the rights offering, own a smaller proportional interest in the Company than would otherwise be the case if they fully exercised their subscription rights. In addition, because the subscription price of the rights offering is likely to be less than the Company's most recently determined net asset value per share, our stockholders are likely to experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer.

Our Adviser is not obligated to provide a waiver of the base management fee, which could negatively impact our earnings and our ability to maintain our current level of, or increase, distributions to our stockholders.

        The Advisory Agreement provides for a base management fee based on our total assets. During each quarter of our 2008 fiscal year, our Adviser has issued a waiver to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5% to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations for each quarter of our 2008 fiscal year. However, our Adviser is not required to issue this waiver. If our Adviser does not issue this waiver in future quarters, it could negatively impact our earnings and may compromise our ability to maintain our current level of, or increase, distributions to our stockholders, which could have a material adverse impact on our stock price.

When we are a debt or minority equity investor in a portfolio company, which we expect may often be the case, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

        We anticipate that many of our investments will continue to be either debt or minority equity investments in our portfolio companies. Therefore, we are and will remain subject to risk that a portfolio company may make business decisions with which we disagree, and the shareholders and management of such company may take risks or otherwise act in ways that do not serve our best interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings. In addition, we will generally not be in a position to control any portfolio company by investing in its debt securities.

Shares of closed-end investment companies frequently trade at a discount from net asset value.

        Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of closed-end investment companies is separate and distinct from the risk that our net asset value per share will decline. As with any stock, the price of our shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Whether investors will realize gains or losses upon the sale of our shares will not depend directly upon our net asset value, but will depend upon the market price of the shares at the time of sale. Since the market price of our shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond our control, we cannot predict whether the shares will trade at, below or above our net asset value. In addition, if our common stock trades below its net asset value, we will generally not be able to issue additional shares of our common stock to purchasers other than our existing stockholders at its market price without first obtaining the approval of our stockholders and our independent directors.

Provisions of the Delaware General Corporation Law and of our certificate of incorporation and bylaws could restrict a change in control and have an adverse impact on the price of our common stock.

        We are subject to provisions of the Delaware General Corporation Law that, in general, prohibit any business combination with a beneficial owner of 15% or more of our common stock for three years unless the holder's acquisition of our stock was either approved in advance by our Board of Directors or ratified by the Board of Directors and stockholders owning two-thirds of our outstanding stock not owned by the acquiring holder. Although we believe these provisions collectively provide for an opportunity to receive higher bids by requiring potential acquirers to negotiate with our Board of Directors, they would apply even if the offer may be considered beneficial by some stockholders.

        We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our certificate of incorporation classifying our Board of Directors in three classes serving staggered three-year terms, and provisions of our certificate of incorporation authorizing our Board of Directors to induce the issuance of additional shares of our stock. These provisions, as well as other provisions of our certificate of incorporation and bylaws, may delay, defer, or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

We could face losses and potential liability if intrusion, viruses or similar disruptions to our technology jeopardize our confidential information or that of users of our technology.

        Although we have implemented, and will continue to implement, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from unauthorized users. The misappropriation of proprietary information could expose us to a risk of loss or litigation.

Terrorist attacks, acts of war or national disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial conditions.

        Terrorist acts, acts of war or national disasters have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or national disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and national disasters are generally uninsurable.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        All statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement, other than historical facts, may constitute "forward-looking statements." These statements may relate to, among other things, future events or our future performance or financial condition. In some cases, you can identify forward-looking statements by terminology such as "may," "might," "believe," "will," "provided," "anticipate," "future," "could," "growth," "plan," "intend," "expect," "should," "would," "if," "seek," "possible," "potential," "likely" or the negative of such terms or comparable terminology. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others: (1) adverse changes in interest rates; (2) our failure or inability to establish or maintain referral arrangements with investment bankers and business brokers to generate loan opportunities; (3) the loss of one or more of our executive officers, in particular David Gladstone, Terry Lee Brubaker, or George Stelljes III; (4) our inability to extend, refinance, or maintain our credit facility on terms reasonably acceptable to us, if at all; (5) our inability to successfully securitize our loan portfolio on terms reasonably acceptable to us, if at all; (6) the decision of our competitors to aggressively seek to make senior and subordinated loans to small and medium-sized businesses on terms more favorable than we intend to provide; and (7) those factors described in the "Risk Factors" section of this prospectus. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this prospectus.

USE OF PROCEEDS

        Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of the Securities for general corporate purposes. We expect the proceeds to be used first to pay down existing short-term debt, then to make investments in small and mid-sized businesses in accordance with our investment objectives, with any remaining proceeds to be used for other general corporate purposes. Indebtedness under our credit line facility currently accrues interest at the rate of approximately 5.36% and matures on October 16, 2008. We anticipate that substantially all of the net proceeds of any offering of Securities will be utilized in the manner described above within three months of the completion of such offering. Pending such utilization, we intend to invest the net proceeds of any offering of Securities primarily in cash, cash equivalents, U.S. government securities, and other high-quality debt investments that mature in one year or less from the date of investment, consistent with the requirements for continued qualification as a RIC for federal income tax purposes.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

        We currently intend to distribute in the form of cash dividends, a minimum of 90% of our ordinary income and short-term capital gains, if any, on a quarterly basis to our stockholders in the form of monthly dividends. We intend to retain long-term capital gains and treat them as deemed distributions for tax purposes. We report the estimated tax characteristics of each dividend when declared while the actual tax characteristics of dividends are reported annually to each stockholder on Form 1099 DIV. There is no assurance that we will achieve investment results or maintain a tax status that will permit any specified level of cash distributions or year-to-year increases in cash distributions. At the option of a holder of record of common stock, all cash distributions can be reinvested automatically under our Dividend Reinvestment Plan in additional whole and fractional shares. A stockholder whose shares are held in the name of a broker or other nominee should contact the broker or nominee regarding participation in our Dividend Reinvestment Plan on the stockholder's behalf. See "Risk Factors—We will be subject to corporate level tax if we are unable to satisfy Internal Revenue Code requirements for RIC qualification;" "Dividend Reinvestment Plan;" and "Material U.S. Federal Income Tax Considerations."

        Our common stock is quoted on The Nasdaq Global Select Market under the symbol "GAIN." We completed the initial public offering of our common stock in June 2005 at a price of $15.00 per share. Prior to such date there was no public market for our common stock. Our common stock has historically traded at prices both above and below its net asset value. There can be no assurance, however, that any premium to net asset value will be attained or maintained. As of January 11, 2008, we had 29 stockholders of record.

        The following table sets forth the range of high and low sales prices of our common stock as reported on the Nasdaq Global Select Market (for periods prior to July 1, 2006, the Nasdaq National Market) and the dividends declared by us for the period from June 22, 2005, when public trading of our common stock commenced pursuant to our initial public offering, through January 11, 2008.

BID PRICE

	Net Asset Value per Share(1)		High	Low	Dividend Declared	Premium (Discount) of Low Sales Price to Net Asset Value(2)	Premium (Discount) of High Sales Price to Net Asset Value(2)
2006
Second Quarter (beginning June 22, 2005)		$13.93	$16.10	$14.68	$0.06	5.38%	15.58%
Third Quarter		$13.91	$14.96	$13.43	$0.12	(3.45)%	7.55%
Fourth Quarter		$13.88	$15.25	$13.84	$0.21	(0.29)%	9.87%
2007
First Quarter		$13.75	$15.01	$13.56	$0.21	(1.38)%	9.16%
Second Quarter		$13.71	$14.82	$13.50	$0.21	(1.53)%	8.10%
Third Quarter		$13.65	$15.31	$14.17	$0.21	3.81%	12.16%
Fourth Quarter		$13.46	$16.00	$14.41	$0.225	7.06%	18.87%
2008
First Quarter		$13.73	$15.20	$13.91	$0.225	1.31%	10.71%
Second Quarter		$13.24	$14.39	$11.52	$0.225	(12.99)%	8.69%
Third Quarter	$	*	$12.68	$9.81	$0.24	* %	* %
Fourth Quarter (through January 11, 2008)	$	*	$10.06	$9.48	$0.24	* %	* %

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sale price. The net asset values shown are based on outstanding shares at the end of each period.

(2)
The premiums set forth in these columns represent the high or low, as applicable, closing price per share for the relevant quarter minus the net asset value per share as of the end of such quarter, and therefore may not reflect the premium to net asset value per share on the date of the high and low closing prices.

*
Not available

CONSOLIDATED SELECTED FINANCIAL DATA
(in thousands, except per share data)

        The following table summarizes our consolidated selected financial data. The consolidated selected financial data as of and for the fiscal year ended March 31, 2007 and the period June 22, 2005 (commencement of operations) to March 31, 2006 is derived from our audited consolidated financial statements included in this prospectus. The consolidated selected financial data as of and for the six months ended September 30, 2007 is derived from our unaudited consolidated financial statements included in this prospectus. You should read this data together with our consolidated financial statements and notes thereto presented elsewhere in this prospectus and the information under "Management's Discussion and Analysis of Financial Condition and Results of Operations" for more information.

	Six Months Ended September 30, 2007	Six Months Ended September 30, 2006	Year Ended March 31, 2007	Period June 22, 2005 (commencement of operations) Through March 31, 2006
	(unaudited)	(unaudited)
Total Investment Income	$13,456,098	$8,077,366	$17,261,636	$7,370,856
Total Expenses	7,573,016	2,612,316	6,113,904	1,486,958

Net Investment Income	5,883,082	5,465,050	11,147,732	5,883,898
Net (Loss) Gain on Investments	(1,979,691)	(1,339,958)	(3,879,328)	170,399

Net Increase in Net Assets Resulting from Operations	$3,903,391	$4,125,092	$7,268,404	$6,054,297

Per Share Data:
Net Increase in Net Assets Resulting from Operations:
Basic & Diluted	$0.24	$0.25	$0.44	$0.37
Cash Distributions Declared per Share	0.45	0.42	0.855	0.39
Statement of Assets and Liabilities Data:
Total Assets	$366,833,014	$228,136,147	$323,590,215	$230,323,807
Net Assets	219,238,347	226,978,416	222,818,509	229,841,697
Senior Securities Data:
Borrowings under line of credit(1)	$146,050,000	$—	$100,000,000	$—
Asset coverage ratio(2)	251%	N/A	324%	N/A
Asset coverage per unit(3)	$2,501	N/A	$3,228	N/A
Other Data:
Number of Portfolio Companies at Period End	59	31	47	22
New Investments	$113,784,083	$49,477,779	$182,953,071	$160,646,470
Proceeds from Loan Repayments and Investments Sold	44,115,647	23,387,696	61,166,782	7,381,468
Total Return(4)	(10.73)%	0.87%	4.36%	3.39%
Weighted Average Yield on Investments(5)	9.12%	8.44%	8.72%	7.02%

(1)
See "Management's Discussion and Analysis of Financial Condition and Results of Operations" for more information regarding our level of indebtedness.

(2)
As a business development company, we are generally required to maintain a ratio of 200% of total assets to total borrowings.

(3)
Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(4)
Total return equals the increase of the ending market value over the beginning market value plus monthly dividends divided by the monthly beginning market value.

(5)
Weighted average yield on investments equals interest income on investments divided by the annualized weighted average investment balance throughout the year.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The following analysis of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and the notes thereto contained elsewhere herein.

OVERVIEW

        We were incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005. We were primarily established for the purpose of investing in subordinated loans, mezzanine debt, preferred stock and warrants to purchase common stock of small and medium-sized companies in connection with buyouts and other recapitalizations. We also invest in senior secured loans, common stock and senior and subordinated syndicated loans. Our investment objective is to generate both current income and capital gains through these debt and equity instruments. We operate as a closed-end, non-diversified management investment company, and have elected to be treated as a business development company under the 1940 Act.

        We expect that our target portfolio over time will include mostly subordinated loans, mezzanine debt, preferred stock, and warrants to buy common stock. Structurally, subordinated loans and mezzanine loans usually rank lower in priority of payment to senior debt, such as senior bank debt, and may be unsecured. However, subordinated debt and mezzanine loans rank senior to common and preferred equity in a borrower's capital structure. Typically, subordinated debt and mezzanine loans have elements of both debt and equity instruments, offering returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity position. Due to its higher risk profile and often less restrictive covenants as compared to senior debt, mezzanine debt generally earns a higher return than senior secured debt. Any warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through a pre-determined formula.

        Our primary investment focuses are situations involving buyouts and recapitalizations of small and mid-sized companies with established management teams. We expect that our investments will generally range between $10 million and $30 million each, although this investment size may vary proportionately as the size of our capital base changes. We intend to invest either by ourselves or jointly with other buyout funds and/or management of the portfolio company, depending on the opportunity. If we are participating in an investment with one or more co-investors, then our investment is likely to be smaller than if we were investing alone.

        We invested a substantial portion of the proceeds of our initial public offering in senior secured syndicated loans, since these investments typically may be made more quickly than investments in companies undergoing a buyout or recapitalization. We employed this strategy in order to quickly invest our initial capital to generate current income, and have continued this strategy in order to build a portfolio of investments that may be securitized in the future to obtain financing to pay down borrowings and invest in additional buyout and recapitalization investments. At September 30, 2007, we had investments in 52 such syndicated loans. There can be no guarantee that we will be able to successfully securitize any loans in our portfolio.

        Senior secured syndicated loans typically involve a number of banks or other financial institutions and are generally more marketable than loans that are not syndicated. In order to invest in certain senior secured syndicated loans, we may purchase these investments at a premium or discount. We amortize premiums and discounts over the contractual life of the investment. In the event that an investment is sold prior to its contractual maturity date, we recognize a loss on any unamortized premium or a gain on any unamortized discount.

        Certain loan investments may have a form of interest that is not paid currently but is accrued and added to the loan balance and paid at the end of the term. This interest is called "paid in kind" interest or "PIK." We generally seek investments that do not generate PIK interest as we have to pay out this accrued interest as dividends to our stockholders and we may have to borrow money or raise additional capital in order to meet the tax test for RICs by having to pay out at least 90% of our income. As of September 30, 2007, none of our investments bore PIK interest.

        Original issue discount, or OID, arises when we extend a loan and receive an equity interest in the borrower at the same time. To the extent that the price paid for the equity is not at market value, we must allocate part of the price paid for the loan to the value of the equity. Then the amount allocated to the equity, the OID, must be amortized over the life of the loan. As with PIK interest, the amortization of OID also produces income that must be recognized for purposes of satisfying the distribution requirements for a RIC under Subchapter M of the Internal Revenue Code of 1986, which we refer to as the Code, whereas the cash is received, if at all, when the equity instrument is sold. We seek to avoid OID with all potential investments under review and as of September 30, 2007, we did not hold any investments with OID.

        In addition, as a business development company under the 1940 Act, we are required to make available significant managerial assistance to our portfolio companies. We provide these services through our Adviser, who provides these services on our behalf through its officers who are also our officers. Currently, neither we nor our Adviser charges a fee for managerial assistance, however, if our Adviser does receive fees for such managerial assistance, our Adviser will credit the managerial assistance fees to the base management fee due from us to our Adviser.

        Our Adviser receives fees for other services it provides to our portfolio companies. These other fees are typically non-recurring, are recognized as revenue when earned and are generally paid directly to our Adviser by the borrower or potential borrower upon closing of the investment. The services our Adviser provides to portfolio companies vary by investment, but generally include a broad array of services, such as investment banking services, arranging bank and equity financing, structuring financing from multiple lenders and investors, reviewing existing credit facilities, restructuring existing investments, raising equity and debt capital, turnaround management, merger and acquisition services and recruiting new management personnel. When our Adviser receives fees for these services, 50% of certain of those fees are credited against the base management fee that we pay to our Adviser. Any services of this nature subsequent to the closing would typically generate a separate fee at the time of completion.

        Our Adviser also receives fees for monitoring and reviewing portfolio company investments. These fees are recurring and are generally paid annually or quarterly in advance to our Adviser throughout the life of the investment. Fees of this nature are recorded as revenue by our Adviser when earned and are not credited against the base management fee.

        We may receive fees for the origination and closing services we provides to portfolio companies through our Adviser. These fees are paid directly to us and are recognized as revenue upon closing of the originated investment and are reported as fee income in the consolidated statements of operations.

        In the event that we expend significant effort in considering and negotiating a potential investment that ultimately is not consummated, we generally will seek reimbursement from the proposed borrower for our reasonable expenses incurred in connection with the transaction, including legal fees. Any amounts collected for expenses incurred by our Adviser in connection with unconsummated investments will be reimbursed to our Adviser. Amounts collected for these expenses incurred by us will be reimbursed to us and will be recognized in the period in which such reimbursement is received, however, there can be no guarantee that we will be successful in collecting any such reimbursements.

Our Adviser and Administrator

        Our Adviser is led by a management team which has extensive experience in our lines of business. Our Adviser also has a wholly-owned subsidiary, our Administrator, which employs our chief financial officer, chief compliance officer, controller, treasurer and their respective staffs. All of our executive officers are officers or directors, or both, of our Adviser and our Administrator.

        Our Adviser also provides investment advisory and administrative services to our affiliates Gladstone Commercial Corporation, a publicly traded real estate investment trust; Gladstone Capital Corporation, a publicly traded registered investment company; and Gladstone Land Corporation, an agricultural real estate company owned by Mr. Gladstone. All of our directors and executive officers also serve as either directors or executive officers, or both, of Gladstone Commercial and Gladstone Capital. In the future, our Adviser may provide investment advisory and administrative services to other funds, both public and private, of which it is the sponsor.

        We have been externally managed by our Adviser pursuant to an investment advisory and administrative agreement since our inception. Our Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the 1940 Act. Our Adviser is headquartered in McLean, Virginia, a suburb of Washington, D.C., and has offices in the states of New York, Illinois, Pennsylvania, New Jersey, Texas and Washington.

Investment Advisory and Management Agreement

        Pursuant to the investment advisory and management agreement, which we refer to as the Advisory Agreement, with our Adviser we pay our Adviser fees, as compensation for its services, consisting of a base management fee and an incentive fee.

        The base management fee is computed and payable quarterly and is assessed at an annual rate of 2.0% and was initially computed on the basis of the average value of our gross invested assets at the end of the two most recently completed quarters, which were total assets less the cash proceeds and cash and cash equivalent investments from the proceeds of our initial public offering that were not invested in debt and equity securities of portfolio companies. Beginning on January 1, 2007, the base management fee is assessed at an annual rate of 2.0% computed on the basis of the average value of our gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. This new calculation was originally scheduled to begin in periods after March 31, 2006; however, our Board of Directors accepted voluntary waivers from our Adviser that allowed the initial calculation of the base management fee to be effective through December 31, 2006.

        On April 11, 2007, our Board of Directors accepted a voluntary waiver from our Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5% to the extent that proceeds resulting from borrowings under our credit facility were used to purchase such syndicated loan participations. This waiver remains in effect and was applied through September 30, 2007.

        When our Adviser receives fees from our portfolio companies, such as investment banking fees, structuring fees or executive recruiting services fees, 50% of certain of these fees will be credited against the base management fee that we would otherwise be required to pay to our Adviser.

        In addition, our Adviser services the loans held by Gladstone Business Investment, LLC, or Business Investment, in return for which our Adviser receives a 2.0% annual fee based on the monthly aggregate balance of loans held by Business Investment. Since we own these loans, all loan servicing fees paid to our Adviser are treated as reductions against the 2.0% base management fee. Overall, the base management fee due to our Adviser cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year.

        The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards our Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the "hurdle rate"). We pay our Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to income-related portion of incentive fee

        The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to our Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio.

Administration Agreement

        We have entered into an administration agreement with our Administrator, which we refer to as the Administration Agreement, whereby we pay separately for administrative services. The Administration Agreement provides for payments equal to our allocable portion of our Administrator's overhead expenses in performing its obligations under the Administration Agreement including, but not limited to, rent for employees of our Administrator, and our allocable portion of the salaries and benefits expenses of our chief financial officer, controller, chief compliance officer, treasurer and their respective staffs. Our allocable portion of expenses is derived by multiplying our Administrator's total allocable expenses by the percentage of our average total assets (the total assets at the beginning and end of each quarter) in comparison to the average total assets of all companies managed by our Adviser under similar agreements.

Critical Accounting Policies

        The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States, or GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ materially from those estimates. Our accounting policies are more fully described in the "Notes to Consolidated Financial Statements" contained elsewhere in the registration statement of which this prospectus is a part. We have identified our investment valuation process as our most critical accounting policy.

Investment Valuation

        The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

        General Valuation Policy:    Using procedures established by our Board of Directors, we value our investment portfolio each quarter. We carry our investments at fair value, as determined in good faith by or under the direction of our Board of Directors. Securities that are publicly traded, if any, are valued at the closing price of the exchange or securities market on which they are listed on the valuation date. Securities that are not traded on a public exchange or securities market, but for which a limited market exists, are valued at the indicative bid price offered by the respective originating syndication agent's desk on or near the valuation date.

        Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by or under the direction of our Board of Directors. In making the good faith determination of the value of these securities, we start with the cost basis of the security, which includes the amortized OID and PIK interest, if any. We then apply the methods set out below in "—Valuation Methods." Members of our Adviser's portfolio management team prepare the valuations of our investments in portfolio companies using the most recent portfolio company financial statements and forecasts. These individuals also consult with portfolio company senior management and ownership to obtain further updates on the portfolio company's performance, including information such as industry trends, new product development and other operational issues. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been obtained had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security.

        At September 30, 2007, we engaged Standard and Poor's Securities Evaluations, Inc., or SPSE, to submit opinions of value for our debt securities that are issued by portfolio companies where we have no equity, or equity-like securities. In addition, securities that are not traded on a public exchange or securities market, but for which a limited market exists and that have not been rated by a nationally recognized statistical rating organization, or NRSRO (such as certain participations in syndicated loans) are also submitted to SPSE for opinions of value, along with the indicative bid price offered by the syndication agent's desk on or near the valuation date. We submit non-NRSRO rated securities to SPSE as part of our Board's further consideration of whether market quotations are readily available, valid and reliable and, if there are discrepancies between the indicative bid price offered by the syndication agent's desk and the opinion of value from SPSE, we determine whether it is more appropriate for the alternative method of valuation prescribed by the 1940 Act—fair value as determined in good faith by the Board of Directors—to be implemented. We request that SPSE also evaluate and assign values to success fees (conditional interest included in some debt securities) when we determine that the probability of receiving a success fee on a given loan is above 6-8%, a threshold of significance. We may also submit PIK interest to SPSE for valuation when it is determined the PIK interest is likely to be received. SPSE will only evaluate the debt portion of our investments for which we specifically request evaluation, and may decline to make requested evaluations for any reason at its sole discretion. We also add any amortized OID interest to the fair value, unless adverse factors lead to a determination of a lesser valuation. Upon completing our collection of data with respect to the investments (including the information described under "—Credit Information," the risk ratings of the loans described under "—Loan Grading and Risk Rating" and the factors described under "—Valuation Methods"), this valuation data is forwarded to SPSE for review and analysis. SPSE makes its independent assessment of the data that we have assembled and assesses its independent data to form an opinion as to what they consider to be the market values for the securities. With regard to its work, SPSE has issued the following paragraph:

    SPSE provides evaluated price opinions which are reflective of what SPSE believes the bid side of the market would be for each loan after careful review and analysis of descriptive, market and credit information. Each price reflects SPSE's best judgment based upon careful examination of a variety of market factors. Because of fluctuation in the market and in other factors beyond its control, SPSE cannot guarantee these evaluations. The evaluations reflect the market prices, or estimates thereof, on the date specified. The prices are based on comparable market prices for similar securities. Market information has been obtained from reputable secondary market sources. Although these sources are considered reliable, SPSE cannot guarantee their accuracy.

        SPSE opinions of value of our debt securities that are issued by portfolio companies where we have no equity, or equity-like securities, are submitted to our Board of Directors along with our Adviser's supplemental assessment and recommendation regarding valuation of each of these investments. Our Adviser generally accepts the opinion of value given by SPSE, however, in certain limited circumstances, such as when our Adviser may learn new information regarding an investment between the time of submission to SPSE and the date of the Board assessment, our Adviser's conclusions as to value may differ from the opinion of value delivered by SPSE. Our Board of Directors then reviews whether our Adviser has followed its established procedures for determinations of fair value, and votes to accept or reject the recommended valuation of our investment portfolio. Our Adviser and our management recommended, and the Board of Directors voted to accept, the opinions of value delivered by SPSE on the loans in our portfolio as denoted on the Schedule of Investments as of September 30, 2007 included in our consolidated financial statements.

        Because there is a delay between when we close an investment and when the investment can be evaluated by SPSE, new loans are not valued immediately by SPSE; rather, management makes its own determination about the value of these investments in accordance with our valuation policy. Because SPSE does not provide values for our equity securities, our Adviser determines the recommended fair value of these investments using valuation policies approved by our Board of Directors.

        Credit Information:    Our Adviser monitors a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance. We and our Adviser participate in the periodic board meetings of our portfolio companies in which we hold control and affiliate investments and also require them to provide annual audited and monthly unaudited financial statements. Using these statements and board discussions, our Adviser calculates and evaluates the credit statistics.

        Loan Grading and Risk Rating:    As part of our valuation procedures we risk rate all of our investments in debt securities. For syndicated loans that have been rated by a NRSRO (as defined in Rule 2a-7 under the 1940 Act), we use the NRSRO's risk rating for such security. For all other debt securities, we use a proprietary risk rating system. Our risk rating system uses a scale of 0 to 10, with 10 being the lowest probability of default. This system is used to estimate the probability of default on debt securities and the probability of loss if there is a default. These types of systems are referred to as risk rating systems and are used by banks and rating agencies. The risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

        For the debt securities for which we do not use a third-party NRSRO risk rating, we seek to have our risk rating system mirror the risk rating systems of major risk rating organizations, such as those provided by a NRSRO. While we seek to mirror the NRSRO systems, we cannot provide any assurance that our risk rating system will provide the same risk rating as a NRSRO for these securities. The following chart is an estimate of the relationship of our risk rating system to the designations used by two NRSROs as they risk rate debt securities of major companies. Because our system rates debt securities of companies that are unrated by any NRSRO, there can be no assurance that the correlation to the NRSRO set out below is accurate. We believe our risk rating would be significantly higher than a typical NRSRO risk rating because the risk rating of the typical NRSRO is designed for larger businesses. However, our risk rating has been designed to risk rate the securities of smaller businesses that are not rated by a typical NRSRO. Therefore, when we use our risk rating on larger business securities, the risk rating is higher than a typical NRSRO rating. The primary difference between our risk rating and the rating of a typical NRSRO is that our risk rating uses more quantitative determinants and includes qualitative determinants that we believe are not used in the NRSRO rating. It is our understanding that most debt securities of medium-sized companies do not exceed the grade of BBB on a NRSRO scale, so there would be no debt securities in the middle market that would meet the definition of AAA, AA or A. Therefore, our scale begins with the designation of a 10 as the best risk rating which may be equivalent to a BBB from a NRSRO, however, no assurance can be given that a 10 on our scale is equal to a BBB on a NRSRO scale.

Company's System	First NRSRO	Second NRSRO	Gladstone Investment's Description(a)
>10	Baa2	BBB	Probability of Default (PD) during the next ten years is 4% and the Expected Loss (EL) is 1% or less
10	Baa3	BBB-	PD is 5 and the EL is 1 to 2%
9	Ba1	BB+	PD is 10 and the EL is 2 to 3%
8	Ba2	BB	PD is 16 and the EL is 3 to 4%
7	Ba3	BB-	PD is 17.8 and the EL is 4 to 5%
6	B1	B+	PD is 22 and the EL is 5 to 6.5%
5	B2	B	PD is 25 and the EL is 6.5 to 8%
4	B3	B-	PD is 27 and the EL is 8 to 10%
3	Caa1	CCC+	PD is 30 and the EL is 10.0 to 13.3%
2	Caa2	CCC	PD is 35 and the EL is 13.3 to 16.7%
1	Caa3	CC	PD is 65 and the EL is 16.7 to 20%
0	N/a	D	PD is 85 or there is a Payment Default and the EL is greater than 20%

(a)
The default rates set forth are for a ten year term debt security. If a debt security is less than ten years, then the probability of default is adjusted to a lower percentage for the shorter period, which may move the security higher on our risk rating scale.

        The above scale gives an indication of the probability of default and the magnitude of the loss if there is a default. Our policy is to stop accruing interest on an investment if we determine that interest is no longer collectible. At September 30, 2007, one investment was on non-accrual with a cost basis of approximately $2.9 million at September 30, 2007. At March 31, 2007, no payments were past due on any of our debt securities. Additionally, we do not risk rate our equity securities.

        The following table lists the risk ratings for all non-syndicated loans in our portfolio at September 30, 2007, March 31, 2007 and March 31, 2006 representing approximately 37%, 44% and 31%, respectively, of all loans in our portfolio:

Rating	September 30, 2007	March 31, 2007	March 31, 2006
Highest	7.0	8.0	6.0
Average	5.9	5.7	5.3
Weighted Average	5.2	5.0	5.3
Lowest	2.0	2.0	5.0

        The following table lists the risk ratings for syndicated loans in our portfolio that were not rated by an NRSRO at September 30, 2007, March 31, 2007 and March 31, 2006, representing approximately 17%, 14% and 12%, respectively, of all loans in our portfolio at the end of each period:

Rating	September 30, 2007	March 31, 2007	March 31, 2006
Highest	9.0	8.0	9.0
Average	7.5	7.2	7.8
Weighted Average	7.6	7.3	7.7
Lowest	6.0	6.0	7.0

        For syndicated loans that are currently rated by a NRSRO, we risk rate such loans in accordance with the risk rating systems of major risk rating organizations such as those provided by a NRSRO. The following table lists the risk ratings for all syndicated loans in our portfolio that were rated by a NRSRO at September 30, 2007, March 31, 2007 and March 31, 2006, representing approximately 46%, 42% and 57%, respectively, of all loans in our portfolio:

Rating	September 30, 2007	March 31, 2007	March 31, 2006
Highest	BB/Ba2	BB-/Ba2	BB/Ba2
Average	B+/B1	B+/B1	B+/B1
Weighted Average	B+/B1	B+/B1	B/B2
Lowest	CCC+/B2	B/B2	B/B2

        Valuation Methods:    We determine the value of publicly-traded debt securities based on the closing price for the security on the exchange or securities market on which it is listed on the valuation date. We value debt securities that are not publicly traded, but for which a limited market for the security exists, such as certain participations in syndicated loans, at the indicative bid price offered by the respective originating syndication agent's trading desk on or near the valuation date. At September 30, 2007, none of the debt securities in our portfolio were publicly traded and there was a limited market for 52 debt securities in our portfolio. At March 31, 2007, none of the debt securities in our portfolio were publicly traded and there was a limited market for 42 debt securities in our portfolio. At March 31, 2006, none of the debt securities in our portfolio were publicly traded and there was a limited market for 19 debt securities in our portfolio.

        Debt securities that are issued by portfolio companies where we have an equity, or equity-like interest that are not publicly traded and for which there is no market, are valued at cost, if there is adequate total enterprise value determined when valuing our equity holdings in the borrower. Fair values are discounted for any shortfall of total enterprise value over the total debt outstanding for the borrower.

        For securities that are not publicly traded and that are issued by portfolio companies for which there is no market, we determine the value of the security as if we currently intended to sell the security and consider some or all of the following factors:

  •
  the risk rating of the security;

  •
  the cost basis and the type of the security;

  •
  the nature and realizable value of the collateral;

  •
  the portfolio company's ability to make payments and discounted cash flow;

  •
  reports from portfolio company senior management and board meetings;

  •
  reported values of similar securities of the portfolio company or comparable companies; and

  •
  changes in the economy affecting the portfolio company.

        We value convertible debt, equity, success or exit fees or other equity-like securities for which there is a market based on the market prices for such securities, even if that market is not robust. At September 30, 2007, March 31, 2007 and March 31, 2006, there was no market for any of the equity securities we owned. To value convertible debt, equity, success or exit fees or other equity-like securities for which no market exists, we use the same information we would use for a debt security valuation described above, except risk-rating, as well as standard valuation techniques used by major valuation firms to value the equity securities of private companies. These valuation techniques also include discounted cash flow of the expected sale price in the future, valuation of the securities based on recent sales to third parties in comparable transactions, or a review of similar companies that are publicly traded and the market multiple of their equity securities. In gathering the sales to third parties of similar securities, we may reference industry statistics and use outside experts. At September 30, 2007 we had $28.9 million invested, at cost, in equity securities compared to our debt portfolio with a cost basis of $315.1 million. At March 31, 2007, we had $28.6 million invested, at cost, in equity securities compared to our debt portfolio with a cost basis of $246.0 million. At March 31, 2006 we had $12.8 million invested, at cost, in equity securities compared to our debt portfolio with a cost basis of $140.5 million.

        At September 30, 2007, we had total unrealized depreciation of approximately $5.6 million, which was primarily comprised of 8.3 million net unrealized depreciation of our syndicated loan investments, offset by approximately $2.7 million of net appreciation in our Control and Affiliate investments. The syndicated loan market was extremely volatile during the quarter ended September 30, 2007 and as a result, certain of our syndicated loan investments experienced significant declines in fair market value. At March 31, 2007, we had total unrealized depreciation of approximately $3.7 million, which was primarily comprised of net unrealized depreciation of our preferred and common stock in Chase II Holdings Corp. At March 31, 2006 we had total unrealized appreciation of approximately $113,000, which was mainly composed of net unrealized appreciation of our syndicated loan investments.

Tax Status

  Federal Income Taxes

        We currently qualify and intend to continue to qualify for treatment as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. As a RIC, we are not subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we are required to distribute to stockholders at least 90% of investment company taxable income, as defined by the Code. It is our policy to pay out as a dividend up to 100% of those amounts.

        In an effort to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year, an amount at least equal the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years.

Revenue Recognition

  Interest and Dividend Income Recognition

        Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected. We will stop accruing interest on investments when it is determined that interest is no longer collectible. At September 30, 2007, one investment was on non-accrual with a cost basis of approximately $2.9 million at September 30, 2007. There were no uncollectible accounts at March 31, 2007 or March 31, 2006. Conditional interest, or a success fee, is recorded when earned upon full repayment of a loan investment. To date we have not recorded any conditional interest. Dividend income on preferred equity securities is accrued to the extent that such amounts are expected to be collected and that we have the option to collect such amounts in cash. To date, we have not accrued any dividend income.

  Services Provided to Portfolio Companies

        As a business development company under the 1940 Act, we are required to make available significant managerial assistance to our portfolio companies. We provide these services through our Adviser, who provides these services on our behalf through its officers who are also our officers. Currently, neither we nor our Adviser charges a fee for managerial assistance, however, if our Adviser does receive fees for such managerial assistance, our Adviser will credit the managerial assistance fees to the base management fee due from us to our Adviser.

        Our Adviser receives fees for other services it provides to our portfolio companies. These other fees are typically non-recurring, are recognized as revenue when earned and are generally paid directly to our Adviser by the borrower or potential borrower upon closing of the investment. The services our Adviser provides to portfolio companies vary by investment, but generally include a broad array of services, such as investment banking services, arranging bank and equity financing, structuring financing from multiple lenders and investors, reviewing existing credit facilities, restructuring existing investments, raising equity and debt capital, turnaround management, merger and acquisition services and recruiting new management personnel. When our Adviser receives fees for these services, 50% of certain of those fees are credited against the base management fee that we pay to our Adviser. Any services of this nature subsequent to the closing would typically generate a separate fee at the time of completion.

        Our Adviser also receives fees for monitoring and reviewing portfolio company investments. These fees are recurring and are generally paid annually or quarterly in advance to our Adviser throughout the life of the investment. Fees of this nature are recorded as revenue by our Adviser when earned and are not credited against the base management fee.

        We may receive fees for the origination and closing services we provides to portfolio companies through our Adviser. These fees are paid directly to us and are recognized as revenue upon closing of the originated investment and are reported as fee income in the consolidated statements of operations.

RESULTS OF OPERATIONS

Three months ended September 30, 2007 compared to the three months ended September 30, 2006

Investment Income

        Investment income for the three months ended September 30, 2007 increased $2,942,241 to $7,156,169 compared to investment income of $4,213,928 for the three months ended September 30, 2006.

        Interest income from Non-Control/Non-Affiliate investments increased $1,692,619 to $4,079,994 for the three months ended September 30, 2007 compared to $2,387,375 for the three months ended

September 30, 2006. This increase was mainly the result of approximately $86 million of additional Non-Control/Non-Affiliate investments at September 30, 2007 compared to the prior year period.

        Interest income from Control investments was $2,612,412 for the three months ended September 30, 2007 representing interest on our loan investments to our Control affiliates compared to interest income of $1,256,303 for the three months ended September 30, 2006. The increase of $1,356,109 is directly attributable to the addition of two Control investments compared to the prior year period.

        Interest income from Affiliate investments was $374,887 for the three months ended September 30, 2007 representing interest on our loan investments to our Non-Control affiliate. At September 30, 2006, we had not yet invested in any Affiliate investments.

        Interest income from cash and equivalents decreased $509,161 to $60,419 for the three months ended September 30, 2007 from $569,580 for the three months ended September 30, 2006. This decrease was the result of the complete investment of the proceeds of our initial public offering in Control, Affiliate and Non-Control/Non-Affiliate investments. At September 30, 2006 we had approximately $30 million of cash equivalents invested in treasury securities and at September 30, 2007 we had no investments in treasury securities as all of the proceeds from our initial public offering had been invested.

        Other income for the three months ended September 30, 2007 was $28,457 compared to $670 for the three months ended September 30, 2006. Other income is primarily comprised of loan amendment fees that are received from portfolio companies and are amortized over the remaining life of the respective loans. The increase of $27,787 from the prior year quarter is primarily due to the repayment of two loans which resulted in the full recognition of the unamortized fees and the receipt of additional amendment fees in the current year period.

        The weighted average yield on our portfolio of investments, excluding cash and cash equivalents, was 9.08% for the three months ended September 30, 2007 and 8.72% for the three months ended September 30, 2006. This increase is largely the result of rising interest rates and the increase in our investments in non-syndicated loans that typically bear higher interest rates than those of syndicated loans.

Operating Expenses

        Operating expenses for the three months ended September 30, 2007 were $4,161,631 compared to $1,330,042 for the three months ended September 30, 2006, representing an overall increase of $2,831,589.

        For the three months ended September 30, 2007, we incurred a base management fee of $452,630 after reductions for loan servicing fees received by our Adviser of $1,259,651. We also received credits against our base management fee of $502,719, which is comprised of $441,469 resulting from reduced fees on syndicated loan participations and $61,250 resulting from investment banking fees paid to the Adviser during the period, resulting in a net management fee credit of $50,089 for the three months ended September 30, 2007. For the three months ended September 30, 2006, we incurred a base management fee of $861,893. The gross base management fees, before any reductions for loan servicing fees of $1,712,281 increased in the current period due to the growth of the investment portfolio as compared to the same period of the prior year, however, the increase was partially offset by credits against the management fee of $502,719 in the current fiscal quarter of which there were none in the prior year quarter. The base management fee is currently computed quarterly as described under "Investment Advisory and Management Agreement."

        Loan servicing fees of $1,259,651 were incurred for the three months ended September 30, 2007. These fees were incurred in connection with a loan servicing agreement between Business Investment and our Adviser in connection with our credit facility established in October 2006, which is based on the size of the aggregate outstanding loan portfolio. These fees reduced the amount of the management fee due to our Adviser as noted above.

        The administration fee payable to our Administrator was $227,767 for the three months ended September 30, 2007 compared to $124,861 for the three months ended September 30, 2006. This fee consists of our allocable portion of our Administrator's rent and other overhead expenses, and our allocable portion of the salaries and benefits of our chief financial officer, chief compliance officer, treasurer, controller and their respective staffs. Our allocable portion of expenses is derived by multiplying the percentage of our average assets (the assets at the beginning and ending of each quarter) in comparison to the average assets of all companies managed by our Adviser. The increase was mainly attributable to the personnel growth of our Administrator.

        Directors' fees for the three months ended September 30, 2007 and 2006 were $67,472 and $56,250, respectively. Directors' fees consist of the amortization of the directors' annual stipend and individual meeting fees. The increase is due to fewer committee meetings held in the prior year quarter.

        Insurance expense for the three months ended September 30, 2007 was $73,129 compared to $67,626 for the three months ended September 30, 2006. Insurance expense consists of the amortization of the directors and officers insurance policy and professional liability policy premiums.

        Professional fees for the three months ended September 30, 2007 were $110,255, an increase of $22,215 over the professional fees for the three months ended September 30, 2006 of $88,040. Professional fees primarily consist of legal fees and audit and accounting fees. The increase is mainly due to an increase in audit fees related to our compliance with Sarbanes-Oxley regulations, tax fees for our prior period tax returns and direct consulting and legal fees incurred on potential investments that were not executed.

        Stockholder related costs increased $92,240 for the three months ended September 30, 2007 to $157,340 from $65,100 in the three months ended September 30, 2006. Stockholder related costs consist of the amortization of annual Nasdaq listing fees, transfer agent fees, annual report printing fees, SEC filing fees and press release costs. The increase is primarily attributed to additional expenses incurred related to the solicitation of stockholder proxy votes for our annual meeting of stockholders in August 2007.

        Interest expense for the three months ended September 30, 2007 was $2,023,075 and resulted from borrowings on our credit facility during the quarter, which were used to finance our investment purchases during the period. There were no outstanding borrowings for the same period in the prior year.

        Deferred finance cost amortization for the three months ended September 30, 2007 was $216,363 and is directly attributable to the amortization of the capitalized finance costs associated with our credit facility that was established in October 2006.

        Taxes and licenses expense for the three months ended September 30, 2007 was $41,325 and was primarily comprised of franchise taxes due to the state of Delaware and other fees surrounding state and regulatory licensing, registration and other corporate filing fees.

        General and administrative expenses for the three months ended September 30, 2007 were $35,343 compared to $24,935 for the three months ended September 30, 2006. General and administrative expenses consist primarily of direct expenses such as travel related specifically to our portfolio companies, loan evaluation services for our portfolio companies and backup servicer expenses. The overall increase of $10,408 is mainly due to the increase in direct expenses as the overall size of our investment portfolio grew from the prior year period.

Realized and Unrealized Loss on Investments

        For the three months ended September 30, 2007, we recognized a net loss of $3,431 resulting from additional legal expenses incurred in connection with the sale of one of our syndicated loans during the three months ended June 30, 2007. We recorded net unrealized depreciation of investments in the aggregate amount of $7,358,182. The net unrealized depreciation of our investments for the three months ended September 30, 2007 was primarily related to the decline in market value of our syndicated loan portfolio of approximately $7.3 million as the result of extreme market volatility during the quarter.

Net Decrease in Net Assets from Operations

        Overall, we realized a net decrease in net assets resulting from operations of $4,367,075 for the three months ended September 30, 2007 as a result of the factors discussed above. Our net decrease in net assets from operations per basic and diluted weighted average common share for the three months ended September 30, 2007 was ($0.26) compared to a net increase in net assets resulting from operations per share of $0.17 for the three months ended September 30, 2006.

        We will continue to incur base management fees which are likely to increase as our investment portfolio grows, and we may begin to incur incentive fees. Our administrative expenses payable to our Administrator are also likely to grow during future periods as our average assets increase and as the expenses incurred by our Administrator to support our operations grow.

Six months ended September 30, 2007 compared to the six months ended September 30, 2006

Investment Income

        Investment income for the six months ended September 30, 2007 increased $5,378,732 to $13,456,098 compared to investment income of $8,077,366 for the six months ended September 30, 2006.

        Interest income from Non-Control/Non-Affiliate investments increased $2,976,694 to $7,328,549 for the six months ended September 30, 2007 compared to $4,351,855 for the six months ended September 30, 2006. This increase was mainly the result of approximately $86 million of additional Non-Control/Non-Affiliate investments at September 30, 2007 compared to the prior year period.

        Interest income from Control investments was $5,177,404 for the six months ended September 30, 2007, representing interest on our loan investments to our Control affiliates, compared to interest income of $2,446,605 for the six months ended September 30, 2006. The increase of $2,730,799 is directly attributable to the addition of two Control investments compared to the prior year period.

        Interest income from Affiliate investments was $801,450 for the six months ended September 30, 2007 representing interest on our loan investments to our Non-Control affiliate. At September 30, 2006, we had not yet invested in any Affiliate investments.

        Interest income from cash and equivalents decreased $1,163,809 to $114,111 for the six months ended September 30, 2007 from $1,277,920 for the six months ended September 30, 2006. This decrease was the result of the complete investment of the proceeds of our initial public offering in Control, Affiliate and Non-Control/Non-Affiliate investments. At September 30, 2006 we had approximately $30 million of cash equivalents invested in treasury securities and at September 30, 2007 we had no investments in treasury securities as all of the proceeds from our initial public offering had been invested.

        Other income for the six months ended September 30, 2007 was $34,584 compared to $986 for the three months ended September 30, 2006. Other income is primarily comprised of loan amendment fees that are received from portfolio companies and are amortized over the remaining life of the respective loans. The increase of $33,598 from the prior year period is primarily due to the repayment of two loans which resulted in the full recognition of the unamortized fees and the receipt of additional amendment fees during the period.

        The weighted average yield on our portfolio of investments, excluding cash and cash equivalents, was 9.12% for the six months ended September 30, 2007 and 8.44% for the six months ended September 30, 2006. This increase is largely the result of rising interest rates and the increase in our investments in non-syndicated loans that typically bear higher interest rates than those of syndicated loans.

Operating Expenses

        Operating expenses for the six months ended September 30, 2007 were $7,573,016 compared to $2,612,316 for the six months ended September 30, 2006, representing an overall increase of $4,960,700.

        For the six months ended September 30, 2007, we incurred a base management fee of $812,319 after reductions for loan servicing fees received by our Adviser of $2,454,069. We also received credits against our base management fee of $886,594 which were comprised of $734,469 resulting from reduced fees on syndicated loan participations and $152,125 resulting from investment banking fees paid to the Adviser during the period, resulting in a net management fee credit of $74,275 for the six months ended September 30, 2007. For the six months ended September 30, 2006, we incurred a base management fee of $1,663,202. The gross base management fees, before any reductions for loan servicing fees, of $3,266,388 increased in the current period due to the growth of the investment portfolio and the full investment of the proceeds from our initial public offering as compared to the same period of the prior year, however, the increase was partially offset by credits against the management fee of $886,594 in the current period of which there were none in the prior year period. The base management fee is currently computed quarterly as described under "Investment Advisory and Management Agreement."

        Loan servicing fees of $2,454,069 were incurred for the six months ended September 30, 2007. These fees were incurred in connection with a loan servicing agreement between Business Investment and our Adviser in connection with our credit facility established in October 2006, which is based on the size of the aggregate outstanding loan portfolio. These fees reduced the amount of the management fee due to our Adviser as noted above.

        The administration fee payable to our Administrator was $435,581 for the six months ended September 30, 2007 compared to $240,250 for the six months ended September 30, 2006. This fee consists of our allocable portion of our Administrator's rent and other overhead expenses, and our allocable portion of the salaries and benefits of our chief financial officer, chief compliance officer, treasurer, controller and their respective staffs. Our allocable portion of expenses is derived by multiplying the percentage of our average assets (the assets at the beginning and ending of each quarter) in comparison to the average assets of all companies managed by our Adviser that are under similar administration agreements with our Administrator. The increase was mainly attributable to the personnel growth of our Administrator.

        Directors' fees for the six months ended September 30, 2007 and 2006 were $122,272 and $99,500, respectively. Directors' fees consist of the amortization of the directors' annual stipend and individual meeting fees. The increase is due to fewer committee meetings held in the prior year period.

        Insurance expense for the six months ended September 30, 2007 was $136,070 compared to $140,237 for the six months ended September 30, 2006. Insurance expense consists of the amortization of the directors and officers insurance policy and professional liability policy premiums.

        Professional fees for the six months ended September 30, 2007 were $265,921, an increase of $98,133 over the professional fees for the six months ended September 30, 2006 of $167,788.

Professional fees primarily consist of legal fees and audit and accounting fees. The increase is mainly due to an increase in audit fees related to our compliance with Sarbanes-Oxley regulations, tax fees for our prior period tax returns and direct consulting and legal fees incurred on potential investments that were not executed.

        Stockholder related costs increased $36,363 for the six months ended September 30, 2007 to $195,229 from $158,866 in the six months ended September 30, 2006. Stockholder related costs consist of the amortization of annual Nasdaq listing fees, transfer agent fees, annual report printing fees, SEC filing fees and press release costs. The increase is primarily attributed to additional expenses incurred related to the solicitation of stockholder proxy votes for our annual meeting of stockholders in August 2007.

        Interest expense for the six months ended was $3,437,337 and resulted from borrowings on our credit facility during the six months ended September 30, 2007, which were used to finance our investment purchases during the period.

        Deferred finance cost amortization for the six months ended September 30, 2007 was $426,203 and was directly attributable to the amortization of the capitalized finance costs associated with our credit facility that was established in October 2006.

        Taxes and licenses expense for the six months ended September 30, 2007 was $83,132 and was primarily comprised of franchise taxes due to the state of Delaware and other fees surrounding state and regulatory licensing, registration and other corporate filing fees. The decrease of $15,312 compared to the prior year period was the result of the timing of the accruals of the franchise tax to the state of Delaware in the prior year. The maximum franchise tax to be paid to the state of Delaware is $165,000 in a calendar year.

        General and administrative expenses for the six months ended September 30, 2007 were $91,477 compared to $44,029 for the six months ended September 30, 2006. General and administrative expenses consist primarily of direct expenses such as travel related specifically to our portfolio companies, loan evaluation services for our portfolio companies and backup servicer expenses. The overall increase of $47,448 is mainly due to the increase in direct expenses as the overall size of our investment portfolio grew from the prior year period.

Realized and Unrealized Loss on Investments

        For the six months ended September 30, 2007, we recognized a net loss on the sale of four syndicated loan participations aggregating $51,678 and we recorded net unrealized depreciation of investments in the aggregate amount of $1,928,013. The net unrealized depreciation of our investments for the six months ended September 30, 2007 was primarily related to a decrease in the fair market value of our syndicated loan portfolio during the period compared to their fair market value at March 31, 2007.

Net Increase in Net Assets from Operations

        Overall, we realized a net increase in net assets resulting from operations of $3,903,391 for the six months ended September 30, 2007 as a result of the factors discussed above. Our net increase in net assets from operations per basic and diluted weighted average common share for the six months ended September 30, 2007 was $0.24 compared to $0.25 for the six months ended September 30, 2006.

        We will continue to incur base management fees which are likely to increase as our investment portfolio grows, and we may begin to incur incentive fees. Our administrative expenses payable to our Administrator are also likely to grow during future periods as our average assets increase and as the expenses incurred by our Administrator to support our operations grow.

For the fiscal year ended March 31, 2007 compared to the period June 22, 2005 (commencement of operations) to March 31, 2006.

Investment Income

        Investment income for the year ended March 31, 2007 was $17,261,636, compared to investment income for the period June 22, 2005 (commencement of operations) to March 31, 2006 of $7,370,856.

        Interest income from Non-Control/Non-Affiliate investments increased $7,121,687 to $9,572,593 for the year ended March 31, 2007, compared to $2,450,906 for the period June 22, 2005 (commencement of operations) to March 31, 2006. This increase was mainly the result of additional Non-Control/Non-Affiliate investments made during the year ended March 31, 2007 compared to the prior year period, coupled with the incremental investment activity over the shortened prior year period.

        Interest income from Control investments was $5,486,060 for the year ended March 31, 2007, compared to $255,059 for the period June 22, 2005 (commencement of operations) to March 31, 2006. This increase is mainly attributable to the purchase of two additional Control investments, as well as holding the three Control investments purchased in the prior year for a full fiscal year.

        Interest income from Affiliate investments was $535,629 for year ended March 31, 2007 representing interest on our loan investments to our Non-Control affiliates. At March 31, 2006, we had not yet invested in any Affiliate investments.

        Interest income from cash and equivalents decreased $2,773,059 to $1,661,647 for year ended March 31, 2007 from $4,434,706 for the period June 22, 2005 (commencement of operations) to March 31, 2006. This decrease is the result of the complete investment of the proceeds of our initial public offering in Control, Affiliate and Non-Control/Non-Affiliate investments.

        The annualized weighted average yield on our portfolio of investments, excluding cash and cash equivalents, was 8.72% for the year ended March 31, 2007, compared to 7.02% for the period June 22, 2005 (commencement of operations) to March 31, 2006.

        For the period June 22, 2005 (commencement of operations) to March 31, 2006 we recognized fee income of $230,000 representing financing fees from the acquisition of one Control Investment. No fee income was recorded during fiscal 2007.

        Other income increased $5,522 to $5,707 for the year ended March 31, 2007 from $185 in the prior year period. Other income is comprised of loan amendment fees that are amortized over the remaining lives of the respective loans.

Operating Expenses

        Operating expenses for year ended March 31, 2007 were $6,991,487 compared to $2,041,547 for the period June 22, 2005 (commencement of operations) March 31, 2006, representing an overall increase of $4,949,940.

        For the year ended March 31, 2007, we incurred gross base management fees of $3,981,970, less credits for fees received by our Adviser of $1,568,854, for a net management fee of $2,413,116 as compared to the period June 22, 2005 (commencement of operations) to March 31, 2006, in which we incurred gross base management fees of $915,360. The base management fee is currently computed quarterly as described under "Investment Advisory and Management Agreement." The fees increased in the current period due to the growth of the investment portfolio as compared to the same period of the prior year, however, the increase was partially offset by increased credits against the management fee in the current fiscal year of $877,583 compared to $554,589 in the prior fiscal year.

        Loan servicing fees of $1,568,854 were incurred for the year ended March 31, 2007. These fees were incurred in connection with a loan servicing agreement between Business Investment and our

Adviser, which is based on the size of the aggregate outstanding loan portfolio. These fees reduced the amount of the base management fee due to our Adviser. There were no loan servicing fees in the prior period as we did not enter into our credit facility until October 2006.

        The administration fee incurred to our Administrator was $526,595 for the year ended March 31, 2007 compared to $288,471 for the period June 22, 2005 (commencement of operations) to March 31, 2006. This fee consists of our allocable portion of our Administrator's rent and other overhead expenses, and our allocable portion of the salaries and benefits of our chief financial officer, chief compliance officer, treasurer, controller and their respective staffs. The increase was mainly attributable to the personnel growth of our Administrator and fewer periods included in the prior year period.

        Interest expense for the year ended March 31, 2007 was $607,661 and resulted from borrowings on our credit facility in the third and fourth quarters of fiscal 2007, which were used to finance our investment purchases during those quarters. Interest expense for the period June 22, 2005 (commencement of operations) to March 31, 2006 was $378 and consisted of interest due on a loan payable to an affiliate, which was repaid in June 2005.

        Deferred finance cost amortization for the year ended March 31, 2007 was $233,779 and is directly attributable to the amortization of the capitalized finance costs associated with our credit facility.

        Professional fees for the year ended March 31, 2007 were $586,028, an increase of $422,659 over the professional fees for the period June 22, 2005 (commencement of operations) to March 31, 2006 of $163,369. Professional fees primarily consist of legal fees and audit and accounting fees. The increase is mainly due to the shortened prior year period, an increase in audit fees related to our compliance with Sarbanes-Oxley regulations and direct consulting and legal fees incurred on potential investments that were not executed.

        Stockholder related costs increased $183,920 for the year ended March 31, 2007 to $273,483 from $89,563 in the period June 22, 2005 (commencement of operations) to March 31, 2006. Stockholder related costs consist of the amortization of annual Nasdaq listing fees, transfer agent fees, annual report printing fees, Securities and Exchange Commission ("SEC") filing fees and press release costs. The increase in stockholder related costs is mainly due to the shortened prior year period and fees incurred in connection with our inaugural annual meeting of stockholders on August 10, 2006.

        Insurance expense for the year ended March 31, 2007 was $262,339, compared to $184,642 for the period June 22, 2005 (commencement of operations) to March 31, 2006. Insurance expense consists of the amortization of the directors and officers insurance policy and professional liability policy. The increase of $77,697 is mainly due to our policies not beginning until August 2005, thereby resulting in the amortization of only eight months of insurance premiums in the prior year period.

        Directors' fees for the year ended March 31, 2007 and the period June 22, 2005 (commencement of operations) to March 31, 2006 were $208,100 and $160,000, respectively. Directors' fees consist of the amortization of the directors' annual stipend and individual meeting fees. The directors' fees for the prior year period were not declared until July 2005 and, therefore, only nine months of expense was recognized in the prior year.

        Taxes and licenses expense for the year ended March 31, 2007 was $168,873 and was primarily comprised of franchise taxes due to the state of Delaware and other fees surrounding state and regulatory licensing, registration and other corporate filing fees. For the period June 22, 2005 (commencement of operations) to March 31, 2006, taxes and licenses expense was $195,270 and consisted of approximately $185,000 related to franchise taxes to the state of Delaware for calendar year 2005 and the first quarter of calendar year 2006. The maximum franchise tax to be paid to the state of Delaware for a calendar year is $165,000; however the prior fiscal year expense includes franchise tax from our date of incorporation in February 2005 through December 31, 2005, in addition to an accrual of $41,250 for January through March of the 2006 calendar year.

        Other expenses for the year ended March 31, 2007 were $142,659, compared to $37,492 for the period June 22, 2005 (commencement of operations) to March 31, 2006. Other expenses consist primarily of direct expenses such as travel related specifically to our portfolio companies, loan evaluation services for our portfolio companies and backup servicer expenses. The overall increase of $105,167 is mainly due to the increase in direct expenses as the overall size of our investment portfolio grew from the prior year period and fewer direct expenses from the shorter prior year period.

Realized and Unrealized Loss on Investments

        For the year ended March 31, 2007, we recognized a net loss on the sale of nine loan participations in the aggregate amount of $93,850 and we recorded net unrealized depreciation of investments in the aggregate amount of $3,785,478.

        At March 31, 2006, the fair value of our investment portfolio exceeded the cost basis of our portfolio by approximately $113,000. At March 31, 2007, the fair value of our investment portfolio was less than the cost basis of our portfolio by approximately $3.7 million, representing an unrealized loss of approximately $3.8 million for the fiscal year. This decrease is primarily the result of the decline in market value of the equity securities from one of our Control investments.

Net Increase in Net Assets from Operations

        Overall, we realized a net increase in net assets resulting from operations of $7,268,404 for the year ended March 31, 2007 as a result of the factors discussed above. Our net increase in net assets from operations per basic and diluted weighted average common share for the year ended March 31, 2007 was $0.44 and our net increase in net assets from operations per basic and diluted weighted average common share for the period June 22, 2005 (commencement of operations) to March 31, 2006 was $0.37.

        We will continue to incur base management fees which are likely to increase as our investment portfolio grows, and we may begin to incur incentive fees. Our administrative expenses payable to our Administrator are also likely to grow during future periods as our average assets increase in comparison to our average assets at March 31, 2007 and as the expenses incurred by our Administrator to support our operations increase.

LIQUIDITY AND CAPITAL RESOURCES

Operating Activities

        Net cash used in operating activities for the six months ended September 30, 2007 was approximately $53.1 million and consisted primarily of the purchase of investments and the net unrealized depreciation of our investments, offset by repayments and sales of existing portfolio investments and an increase in amounts due from custodian.

        A summary of our investment activity for the six months ended September 30, 2007 is as follows:

Quarter Ended	New Investments	Principal Repayments	Investments Sold	Loss on Disposal
June 30, 2007	$72,601,227	$21,358,187	$5,809,471	$(48,247)
September 30, 2007	41,182,856	16,947,989	—	(3,431)

Total	$113,784,083	$38,306,176	$5,809,471	$(51,678)

        At March 31, 2007, we held investments in Non-Control/Non-Affiliates of approximately $138.6 million and we held investments in Control and Affiliate investments of approximately $136.1 million at cost. At March 31, 2006, we held investments in Non-Control/Non-Affiliates of approximately $97.4 million and we held investments in Control investments of approximately $55.8 million at cost.

        During the year ended March 31, 2007 and the period from June 22, 2005 (commencement of operations) to March 31, 2006, the following investment activity occurred during each quarter of the respective fiscal year:

Quarter Ended	New Investments	Principal Repayments	Investments Sold	Net Gain/(Loss) on Disposal
June 30, 2006	$33,665,549	$874,222	$15,548,453	$3,273
September 30, 2006	15,812,230	5,964,245	999,436	(1,934)
December 31, 2006	69,372,847	3,610,221	3,043,000	(2,283)
March 31, 2007	64,102,446	19,973,880	11,247,175	(92,906)

Total fiscal year 2007	$182,953,072	$30,422,568	$30,838,064	$(93,850)

June 30, 2005	$—	$—	$—	$—
September 30, 2005	40,844,381	333,363	—	—
December 31, 2005	23,376,958	1,043,120	2,000,000	38,056
March 31, 2006	96,425,131	425,054	3,522,500	19,375

Total fiscal year 2006	$160,646,470	$1,801,537	$5,522,500	$57,431

        The following table summarizes the contractual principal amortization and maturity of our investment portfolio by fiscal year at September 30, 2007, assuming no voluntary prepayments:

Fiscal Year Ended March 31,	Amount
2008	$7,302,577
2009	10,098,966
2010	9,597,716
2011	50,578,462
2012	46,511,482
Thereafter	190,829,882

Total contractual repayments	$314,919,085

Investments in equity securities	$28,898,802
Unamortized premiums on debt securities	200,738

Total	$344,018,625

        Net cash used in operating activities for the year ended March 31, 2007 was approximately $122.7 million and consisted primarily of the purchase of investments, an increase in our investment interest receivable and amounts due from custodian and a decrease in our base management fee payable to our Adviser, offset by sales and repayments of existing portfolio investments, increases in loan servicing and administration fees payable, net amortization of loan premiums and unrealized depreciation of our portfolio investments.

        Net cash used in operating activities for the period June 22, 2005 (commencement of operations) to March 31, 2006 was approximately $148.1 million and consisted of the funding of our portfolio investments and their respective principal repayments, net investment income generated from our portfolio and short-term investments, an increase in accounts payable, base management fee and administrative fees payable and accrued expenses offset by an increase in interest receivable and prepaid assets.

Financing Activities

        During the six months ended September 30, 2007, we recorded net borrowings under our credit facility of $46.1 million which were used to purchase new investments.

        For the six months ended September 30, 2007, our dividends paid of $7,452,045 exceeded our net investment income (including net realized losses) by $1,620,641. We declared these dividends based on our estimates of net investment income for the fiscal year. Our investment pace continues to be slower than expected in our second year of operations and, consequently, our net investment income was lower than our original estimates.

        During the year ended March 31, 2007, we recorded net borrowings under our credit facility of $100.0 million, which were used to purchase new investments. As a result of our credit facility, we incurred approximately $862,000 of legal, accounting and other associated expenses that will be amortized over the remaining life of the facility.

        For the year ended March 31, 2007, our dividends paid of $14,158,885 exceeded our net investment income (including realized losses) by $3,105,003. We declared these dividends based on our estimates of net investment income for the fiscal year. Our investment pace continues to be slower than expected in our second year of operations and, consequently, our net investment income was lower than our original estimates. A portion of the dividends declared during fiscal 2007 were treated as a return of capital to our stockholders.

        For the period June 22, 2005 (commencement of operations) to March 31, 2006, cash provided by financing activities consisted of the net proceeds from the initial public offering of $230,292,203 (which includes $30.1 million of proceeds received in July 2005 in connection with the closing of the underwriters' over-allotment option and other related offering costs and does not include approximately $48,000 of offering costs incurred prior to fiscal 2006), partially offset by the payment of dividends of $6,458,439 and the repayment of the loan payable to affiliate of $50,000. Our dividends paid of $6,458,439 for the 2006 fiscal year exceeded net investment income (including realized gains) by $517,110. We declared these dividends based on estimates of net investment income for the 2006 fiscal year. Our investment pace was slower than expected in our first year of operations and consequently, net investment income was lower than originally anticipated. A portion of the dividends declared during fiscal 2006 were treated as a return of capital to our stockholders.

        We anticipate issuing equity securities to obtain additional capital in the future. The terms of the future equity issuances cannot be determined and there can be no assurances that the equity markets will be available to us on terms we deem favorable, if at all. We have filed a registration statement with the SEC, of which this prospectus is a part, that permits us to issue, through one or more transactions, up to an aggregate of $300 million in securities, consisting of common stock, preferred stock, subscription rights and/or debt securities. As of September 30, 2007 we have incurred approximately $194,000 of costs in connection with this registration statement.

Revolving Credit Facility

        Through our wholly-owned subsidiary, Business Investment, we have a $200 million revolving credit facility which we refer to as the Credit Facility. On October 19, 2006, we executed a purchase and sale agreement pursuant to which we agreed to sell certain loans to Business Investment in consideration for a membership interest therein. Simultaneously, Business Investment executed a credit agreement, which we refer to as the Credit Agreement, with Deutsche Bank AG, New York Branch, or Deutsche Bank, as administrative agent, and others, pursuant to which Business Investment pledged the loans purchased from us to secure future advances by certain institutional lenders. Availability under the Credit Facility will terminate on October 16, 2008, unless extended in the discretion of the lenders at the request of Business Investment. Interest is payable monthly during the term of the Credit Facility and principal is payable out of collections on loans purchased from us during the period following the date of which availability for advances has terminated through maturity. The Credit Facility will mature two years following the date on which availability for advances has terminated and on such date, all principal, interest and other amounts owing under the Credit Facility will be due and payable. Interest rates charged on the advances under the facility are based on the rate paid by the lenders on commercial paper notes issued by such lenders to fund some or all of the advances, the London Interbank Offered Rate, or LIBOR, the Prime Rate or the Federal Funds Rate, depending on market conditions, and adjusts periodically. As of December 31, 2007, there was an outstanding principal balance of $150.5 million under the Credit Facility at an interest rate of approximately 5.36%. Available borrowings are subject to various constraints imposed under the Credit Agreement, based on the aggregate loan balance pledged by Business Investment, which varies as loans are added and repaid, regardless of whether such repayments are early prepayment or are made as contractually required. At December 31, 2007, the remaining borrowing capacity available under the Credit Facility was approximately $49.5 million.

        The Credit Facility contains covenants that require Business Investment to maintain its status as a separate entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions); and restrict material changes to our credit and collection policies. The facility also restricts some of the terms and provisions (including interest rates, terms to maturity and payments schedules) and limits the borrower and industry concentrations of loans that are eligible to secure advances. As of December 31, 2007, Business Investment was in compliance with all of the facility covenants. We currently intend to securitize some or all of the loans held by Business Investment and if we are able to do so, we will use the proceeds from the securitization to pay down any amounts then outstanding under the revolving credit facility.

        The administrative agent also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into lockbox accounts controlled by Deutsche Bank. Once a month, Deutsche Bank remits the collected funds to the Company after payment of any interest and expenses provided for under the Credit Agreement.

        Our Adviser services the loans pledged under the Credit Facility. As a condition to this servicing arrangement, we executed a performance guaranty pursuant to which we guaranteed that our Adviser would comply fully with all of its obligations under the Credit Facility. The performance guaranty requires us to maintain a minimum net worth of $100 million and to maintain "asset coverage" with respect to "senior securities representing indebtedness" of at least 200%, in accordance with Section 18 of the 1940 Act. As of December 31, 2007, we were in compliance with our covenants under the performance guaranty.

Dividends

        In order to qualify as a RIC and to avoid corporate level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Code, to distribute at least 90% of our ordinary income and realized net short-term capital gains to our stockholders on an annual basis. In accordance with these requirements, we declared the following dividends:

Declaration Date	Record Date	Payment Date	Dividend per Share
January 8, 2008	January 23, 2008	January 31, 2008	$0.08
January 8, 2008	February 21, 2008	February 29, 2008	$0.08
January 8, 2008	March 21, 2008	March 31, 2008	$0.08
October 9, 2007	December 20, 2007	December 31, 2007	$0.08
October 9, 2007	November 21, 2007	November 30, 2007	$0.08
October 9, 2007	October 23, 2007	October 31, 2007	$0.08
July 10, 2007	September 20, 2007	September 28, 2007	$0.075
July 10, 2007	August 23, 2007	August 31, 2007	$0.075
July 10, 2007	July 23, 2007	July 31, 2007	$0.075
April 11, 2007	June 21, 2007	June 29, 2007	$0.075
April 11, 2007	May 22, 2007	May 31, 2007	$0.075
April 11, 2007	April 20, 2007	April 30, 2007	$0.075
January 10, 2007	March 22, 2007	March 30, 2007	$0.075
January 10, 2007	February 20, 2007	February 28, 2007	$0.075
January 10, 2007	January 23, 2007	January 31, 2007	$0.075
October 10, 2006	December 20, 2006	December 29, 2006	$0.07
October 10, 2006	November 21, 2006	November 30, 2006	$0.07
October 10, 2006	October 23, 2006	October 31, 2006	$0.07
July 11, 2006	September 21, 2006	September 29, 2006	$0.07
July 11, 2006	August 21, 2006	August 31, 2006	$0.07
July 11, 2006	July 19, 2006	July 31, 2006	$0.07
April 11, 2006	June 22, 2006	June 30, 2006	$0.07
April 11, 2006	May 22, 2006	May 31, 2006	$0.07
April 11, 2006	April 20, 2006	April 28, 2006	$0.07
January 10, 2006	March 17, 2006	March 31, 2006	$0.07
January 10, 2006	February 16, 2006	February 28, 2006	$0.07
January 10, 2006	January 23, 2006	January 31, 2006	$0.07
October 7, 2005	December 21, 2005	December 31, 2005	$0.04
October 7, 2005	November 21, 2005	November 30, 2005	$0.04
October 7, 2005	October 21, 2005	October 30, 2005	$0.04
July 7, 2005	September 22, 2005	September 30, 2005	$0.02
July 7, 2005	August 23, 2005	August 31, 2005	$0.02
July 7, 2005	July 21, 2005	July 29, 2005	$0.02

Contractual Obligations and Off-Balance Sheet Arrangements

        As of September 30, 2007, we were a party to signed and non-binding term sheets for two buyout investments for an aggregate of approximately $39.9 million. The future scheduled contractual payments at September 30, 2007 were as follows:

		Payment Due by Period
Contractual Obligations	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Investments	39,850,000	39,850,000	—	—	—

Total	$39,850,000	$39,850,000	$—	$—	$—

        In October 2007, all of the investment purchase obligations summarized above were funded. See Note 10 "Subsequent Events" in our unaudited consolidated financial statements for further information.

        We did not have any significant off-balance sheet arrangements as defined in Item 303(a)(4)(ii) of SEC Regulation S-K as of September 30, 2007.

        We are subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly have a material adverse effect on our investment objectives and our rate of return on invested capital. Currently, approximately 67% of our investment portfolio, at cost, is comprised of loans at variable rates and approximately 11% of our investment portfolio, at cost, is in loans at variable rates with a floor. In addition, an increase in interest rates would make it more expensive to use debt for our financing needs, if any.

        We expect to continue to borrow funds to finance future lending activities as we have fully invested the proceeds of our initial public offering. These future borrowings may be at fixed or variable rates. For example, interest rates charged on the advances under our credit facility are based on the rate paid by the lenders on commercial paper notes issued by such lenders to fund some or all of the advances, LIBOR, the Prime Rate or the Federal Funds Rate, depending on market conditions, and adjust periodically. As of September 30, 2007, there was an outstanding principal balance of $146.1 million under the Credit Facility.

        In October 2007, we entered into an interest rate cap agreement in order to fulfill an obligation under our line of credit to enter into certain hedging transactions in connection with our borrowings under the line of credit. We purchased this interest rate cap agreement with a notional amount of $20 million (which will be amortized quarterly) for a one-time, up-front payment of $15,000. The interest rate cap agreement entitles us to receive payments, if any, equal to the amount by which interest payments on the current notional amount at one month LIBOR exceed the payments on the current notional amount at 9%. The cap expires in October 2008. This interest rate cap agreement effectively caps our interest payments on our line of credit borrowing, up to the notional amount of the interest rate cap, at 9%. This mitigates our exposure to increases in interest rates on our borrowings on our line of credit, which are at variable rates.

        To illustrate the potential impact of changes in interest rates on our net increase in net assets resulting from operations, we have performed the following analysis, which assumes that our balance sheet remains constant. Under this analysis, a hypothetical increase in the one month LIBOR by 1.0% would increase our net increase in net assets resulting from operations by approximately $1.2 million, or 17.2%, over the next twelve months, compared to the net increase in net assets resulting from operations for twelve months ended September 30, 2007. A hypothetical decrease in the one month LIBOR by 1.0% would decrease our net increase in net assets resulting from operations by approximately $1.2 million, or 16.6%, over the next twelve months, compared to the net increase in net assets from operations for the twelve months ended September 30, 2007. Although management believes that this analysis is indicative of our existing interest rate sensitivity, it does not adjust for potential changes in credit quality, size and composition of our investment portfolio and other business developments that could affect net increase in net assets resulting from operations. Accordingly, no assurances can be given that actual results would not differ materially from the results under this hypothetical analysis.

        In the event that we securitize a portion of our loan portfolio, we believe that we will likely be required to enter into further hedging arrangements in the future with respect to securitized loans. While hedging activities may mitigate our exposure to adverse fluctuations in interest rates, certain hedging transactions that we may enter into in the future, such as interest rate swap agreements, may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments.

        We may also experience risk associated with investing in securities of companies with foreign operations. At September 30, 2007, we had approximately $4.0 million invested in a syndicate loan participation of a portfolio company headquartered in Ontario, Canada. Although we currently do not anticipate investing in debt or equity of foreign companies, some potential portfolio companies may have operations located outside the United States. These risks include, but are not limited to, fluctuations in foreign currency exchange rates, imposition of foreign taxes, changes in exportation regulations and political and social instability.

BUSINESS

Overview

        We were incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005. On June 22, 2005 we completed an initial public offering and commenced operations. We were primarily established for the purpose of investing in subordinated loans, mezzanine debt, preferred stock and warrants to purchase common stock of small and medium-sized companies in connection with buyouts and other recapitalizations. We also invest in senior secured loans and common stock and, from time to time, we may also invest in senior and subordinated syndicated loans. Our investment objective is to generate both current income and capital gains through these debt and equity instruments. We operate as a closed-end, non-diversified management investment company and have elected to be treated as a business development company under the 1940 Act.

Our Investment Adviser and Administrator

        Our Adviser is led by a management team which has extensive experience in our lines of business. All of our executive officers are officers or directors, or both, of our Adviser. Our Adviser also has a wholly-owned subsidiary, Gladstone Administration, LLC, our Administrator, which employs our chief financial officer, chief compliance officer, controller, treasurer and their respective staffs.

        Our Adviser and Administrator also provide investment advisory and administrative services, respectively, to our affiliates Gladstone Commercial Corporation, a publicly traded real estate investment trust; Gladstone Capital Corporation, a publicly traded business development company; and Gladstone Land Corporation, an agricultural real estate company owned by Mr. Gladstone. All of our directors and executive officers serve as either directors or executive officers, or both, of Gladstone Commercial Corporation and Gladstone Capital Corporation. In the future, our Adviser may provide investment advisory and administrative services to other funds, both public and private, of which it is the sponsor.

        We have been externally managed by our Adviser pursuant to an investment advisory and management agreement since our inception. Our Adviser was organized as a corporation under the laws of the State of Delaware on July 2, 2002, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Our Adviser and our Administrator are headquartered in McLean, Virginia, a suburb of Washington D.C., and our Adviser has offices in the states of New York, New Jersey, Pennsylvania, Illinois, Texas and Washington.

Our Investment Strategy

        We seek to achieve returns from current income from senior, subordinated and mezzanine debt, and capital gains from preferred stock and warrants to purchase common stock that we acquire in connection with buyouts and recapitalizations of small and mid-sized companies with established management teams. Our investments generally range between $10 million and $30 million each, although this investment size may vary proportionately as the size of our capital base changes. We invest either by ourselves or jointly with other buyout funds and/or management of the portfolio company, depending on the opportunity. If we are participating in an investment with one or more co-investors, then our investment is likely to be smaller than if we were investing alone.

        We expect that our target portfolio over time will include mostly subordinated loans, mezzanine debt, preferred stock, and warrants to buy common stock. Structurally, subordinated loans and mezzanine loans usually rank lower in priority of payment to senior debt, such as senior bank debt, and may be unsecured. However, subordinated debt and mezzanine loans rank senior to common and preferred equity in a borrower's capital structure. Typically, subordinated debt and mezzanine loans have elements of both debt and equity instruments, offering returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity position. Due to its higher risk profile and often less restrictive covenants as compared to senior debt, mezzanine debt generally earns a higher return than senior secured debt. Any warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through a pre-determined formula.

Corporate Information

        Our executive offices are located at 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102 and our telephone number is (703) 287-5800. Our corporate website is located at www.gladstoneinvestment.com. Our website and the information contained therein or connected thereto shall not be deemed to be incorporated into this prospectus or the registration statement of which it forms a part.

Investment Process

Overview of Investment and Approval Process

        To originate investments, our Adviser's investment professionals use an extensive referral network comprised primarily of investment bankers, attorneys, accountants, commercial bankers and business brokers. Our Adviser's investment professionals review information received from these and other sources in search of potential financing opportunities. If a potential opportunity matches our investment objectives, the investment professionals will seek an initial screening of the opportunity from our Adviser's investment committee, which is composed of Messrs. Gladstone, Brubaker and Stelljes. If the prospective portfolio company passes this initial screening, the investment professionals conduct a due diligence investigation and create a detailed profile summarizing the prospective portfolio company's historical financial statements, industry and management team and analyzing its conformity to our general investment criteria. The investment professionals then present this profile to our Adviser's investment committee, which must approve each investment.

Prospective portfolio company characteristics

        We have identified certain characteristics that we believe are important in identifying and investing in prospective portfolio companies. The criteria listed below provide general guidelines for our investment decisions, although not all of these criteria may be met by each portfolio company.

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  Value-and-Income Orientation and Positive Cash Flow.    Our investment philosophy places a premium on fundamental analysis from an investor's perspective and has a distinct value-and-income orientation. In seeking value, we focus on companies in which we can invest at relatively low multiples of earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, and that have positive operating cash flow at the time of investment. In seeking income, we seek to invest in companies that generate relatively high and stable cash flow to provide some assurance that they will be able to service their debt and pay any required dividends on preferred stock. Typically, we do not expect to invest in start-up companies or companies with speculative business plans.

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  Experienced Management.    We generally require that our portfolio companies have experienced management teams. We also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity or other interests in the financial performance of their companies.

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  Strong Competitive Position in an Industry.    We seek to invest in target companies that have developed strong market positions within their respective markets and that we believe are well-positioned to capitalize on growth opportunities. We seek companies that demonstrate significant competitive advantages versus their competitors, which we believe will help to protect their market positions and profitability.

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  Exit Strategy.    We seek to invest in companies that we believe will provide a stable stream of cash flow that is sufficient to repay the loans we make to them and to reinvest in their respective businesses. We expect that such internally generated cash flow, which will allow our portfolio companies to pay interest on, and repay the principal of, our investments, will be a key means by which we exit from our investments over time. In addition, we will also seek to invest in companies whose business models and expected future cash flows offer attractive possibilities for capital appreciation on any equity interests we may obtain or retain. These capital appreciation possibilities include strategic acquisitions by other industry participants or financial buyers, initial public offerings of common stock, or other capital market transactions.

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  Liquidation Value of Assets.    The prospective liquidation value of the assets, if any, collateralizing loans in which we invest is an important factor in our investment analysis. We emphasize both tangible assets, such as accounts receivable, inventory, equipment, and real estate and intangible assets, such as intellectual property, customer lists, networks, and databases, although the relative weight we place on these asset classes will vary by company and industry.

Extensive Due Diligence

        Our Adviser conducts what we believe are extensive due diligence investigations of our prospective portfolio companies and investment opportunities. Our due diligence investigation of a prospective portfolio company may begin with a review of publicly available information, and generally includes some or all of the following:

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  a review of the prospective portfolio company's historical and projected financial information;

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  visits to the prospective portfolio company's business site(s);

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  interviews with the prospective portfolio company's management, employees, customers and vendors;

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  review of all loan documents;

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  background checks on the prospective portfolio company's management team; and

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  research on the prospective portfolio company's products, services or particular industry.

        Upon completion of a due diligence investigation and a decision to proceed with an investment in a buyout or other recapitalization, our Adviser's investment professionals who have primary responsibility for the investment present the investment opportunity to our Adviser's investment committee. The investment committee determines whether to pursue the potential investment. Additional due diligence of a potential investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

        We also rely on the long-term relationships that our Adviser's investment professionals have with investment bankers, commercial bankers and business brokers, and on the extensive direct experiences of our executive officers and managing directors in providing debt and equity capital to small and medium-sized private businesses.

Investment Structure

        Once we have determined that a prospective acquisition, buyout or recapitalization meets our standards and investment criteria, we work with the management of that company and other capital providers to structure the transaction in a way that provides us the greatest opportunity to maximize our return on the investment, while providing appropriate incentives to management of the company.

        Subordinated Debt and Mezzanine Debt.    We anticipate that over time, the majority of the capital that we invest will be in the form of subordinated or mezzanine debt. Most of our mezzanine loans are unsecured loans while most of the subordinated loans are collateralized by a subordinated lien on some or all of the assets of the borrower. We structure most of our mezzanine and subordinated loans with variable interest rates; however some of such of our loans are fixed rate loans. In either event, we structure the loans at relatively high rates of interest that provide us with significant current interest income. Our subordinated and mezzanine loans typically have maturities of five to ten years and provide for interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine loans. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after our investment, however, none of our loans to date are convertible into such debt or equity securities.

        We generally target a current return of 10% to 14% for our subordinated and mezzanine loan investments before giving effect to any warrants that we may receive in connection with these loans. We cannot give any assurance that our returns will approximate these estimates.

        Our subordinated and mezzanine debt investments may include equity features, such as warrants or options to buy a significant common stock ownership interest in the portfolio company or success fees if the business is sold. If a portfolio company appreciates in value, we may achieve additional investment returns from any equity interests we hold. If we are a minority interest holder, we may structure the warrants to provide provisions protecting our rights as a minority-interest holder such as the right to sell the warrants back to the company upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity interests, which may include demand and co- registration rights.

        Senior Secured Debt.    We also provide senior secured acquisition financing for some portfolio companies. We typically structure these senior secured loans to have terms of three to ten years, and they may provide for deferred interest payments in the first few years of the term of the loan. We generally obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of these senior loans. This collateral usually takes the form of first priority liens on the assets of the portfolio company. The interest rates on our senior secured loans are generally variable rates ranging between 2% and 5% over LIBOR.

        Common and Preferred Stock.    We may also acquire common or preferred stock in connection with a buyout or recapitalization. With respect to preferred or common stock investments, we target an investment return substantially higher than our investments in senior or subordinated loans. However, we can offer no assurance that we can achieve such a return with respect to any investment or our portfolio as a whole. The features of the preferred stock we receive vary by transaction, but may include priority dividend rights, superior voting rights, redemption rights, liquidation preferences and other provisions intended to protect our interests. Generally speaking, common stock does not have any current income and its value is realized, if at all, upon the sale of the business or following the company's initial public offering.

        Risk Management.    We seek to limit the downside risk of our investments by:

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  making investments with an expected total return on our investments (including both interest and potential equity appreciation) that we believe compensates us for the credit risk of the investment;

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  seeking collateral or superior positions in the portfolio company's capital structure where possible;

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  incorporating put rights and call protection into the investment structure where possible; and

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  negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility as possible in managing their businesses, consistent with the preservation of our capital.

        We expect to hold most of our investments in subordinated debt and mezzanine debt until maturity or repayment, but will sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company or, in the case of an equity investment in a company, its initial public offering. Occasionally, we may sell some or all of our subordinated debt, mezzanine debt or equity interests in a portfolio company to a third party, such as an existing investor in the portfolio company, through a privately negotiated transaction.

        As described above, we may also provide senior debt in addition to subordinated debt and equity in connection with an acquisition. Finally, we may attempt to securitize some of the debt securities in our portfolio and if we do so, these loans would be transferred to a securitization vehicle and generally would be held by the securitization vehicle until maturity.

Temporary Investments

        Pending investment in private companies, we invest our otherwise uninvested cash primarily in cash, cash items, government securities or high-quality debt securities maturing in one year or less from the time of investment, to which we refer collectively as temporary investments, so that at least 70% of our assets are "qualifying assets," for purposes of the business development company provisions of the 1940 Act. For information regarding regulations to which we are subject and the definition of "qualifying assets," see "Regulation as a Business Development Company—Qualifying Assets."

Competitive Advantages

        A large number of entities compete with us and make the types of investments that we seek to make in small and medium-sized privately-owned businesses. Such competitors include private equity funds, leveraged buyout funds, venture capital funds, investment banks and other equity and non-equity based investment funds, and other financing sources, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger than we are and have considerably greater funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of these competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. However, we believe that we have the following competitive advantages over other providers of financing to small and mid-sized businesses:

Management Expertise

        David Gladstone, our chairman and chief executive officer, is also the chairman and chief executive officer of our Adviser and its affiliated companies, which we refer to as the Gladstone Companies, and has been involved in all aspects of the Gladstone Companies' investment activities, including serving as a member of our Adviser's investment committee. Terry Lee Brubaker is our vice chairman and chief operating officer and has substantial experience in acquisitions and operations of companies. George Stelljes III is our president and chief investment officer and has extensive experience in leveraged finance. Messrs. Gladstone, Brubaker and Stelljes have principal management responsibility for our Adviser as its senior executive officers. These individuals dedicate a significant portion of their time to managing our investment portfolio. Our senior management has extensive experience providing capital to small and mid-sized companies and has worked together for more than 10 years. In addition, we have access to the resources and expertise of our Adviser's investment professionals and supporting staff who possess a broad range of transactional, financial, managerial, and investment skills. We expect that our Adviser will continue to hire additional investment professionals in the future.

Increased Access to Investment Opportunities Developed Through Proprietary Research Capability and Extensive Network of Contacts

        Our Adviser seeks to identify potential investments both through active origination and due diligence and through its dialogue with numerous management teams, members of the financial community and potential corporate partners with whom our Adviser's investment professionals have long-term relationships. We believe that our Adviser's investment professionals have developed a broad network of contacts within the investment, commercial banking, private equity and investment management communities, and that their reputation in investment management enables us to identify well-positioned prospective portfolio companies which provide attractive investment opportunities. Additionally, our Adviser expects to generate information from its professionals' network of accountants, consultants, lawyers and management teams of portfolio companies and other companies.

Disciplined, Value-and-Income-Oriented Investment Philosophy with a Focus on Preservation of Capital

        In making its investment decisions, our Adviser focuses on the risk and reward profile of each prospective portfolio company, seeking to minimize the risk of capital loss without foregoing the potential for capital appreciation. We expect our Adviser to use the same value-and-income-oriented investment philosophy that its professionals use in the management of the other Gladstone Companies and to commit resources to management of downside exposure. Our Adviser's approach seeks to reduce risk in investments by using some or all of the following:

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  focusing on companies with good market positions, established management teams and good cash flow;

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  investing in businesses with experienced management teams;

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  engaging in extensive due diligence from the perspective of a long-term investor;

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  investing at low price-to-cash flow multiples; or

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  adopting flexible transaction structures by drawing on the experience of the investment professionals of our Adviser and its affiliates.

Flexible Transaction Structuring

        We believe our management team's broad expertise and its ability to draw upon many years of combined experience enables our Adviser to identify, assess, and structure investments successfully across all levels of a company's capital structure and manage potential risk and return at all stages of the economic cycle. We are not subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, we are flexible in selecting and structuring investments, adjusting investment criteria and transaction structures, and, in some cases, the types of securities in which we invest. We believe that this approach enables our Adviser to identify attractive investment opportunities that will continue to generate current income and capital gain potential throughout the economic cycle, including during turbulent periods in the capital markets. One example of our flexibility is our ability to exchange our publicly-traded stock for the stock of an acquisition target in a tax-free reorganization under the Code. After completing an acquisition in such an exchange, we can restructure the capital of the small company to include senior and subordinated debt.

Longer Investment Horizon with Attractive Publicly Traded Model

        Unlike private equity and venture capital funds that are typically organized as finite-life partnerships, we are not subject to standard periodic capital return requirements. The partnership agreements of most private equity and venture capital funds typically provide that these funds may only invest investors' capital once and must return all capital and realized gains to investors within a finite time period, often seven to ten years. These provisions often force private equity and venture capital funds to seek returns on their investments by causing their portfolio companies to pursue mergers, public equity offerings, or other liquidity events more quickly than might otherwise be optimal or desirable, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles provides us with the opportunity to achieve greater long-term returns on invested capital.

Leverage

        For the purpose of making investments other than temporary investments and to take advantage of favorable interest rates, we intend to issue senior debt securities (including borrowings under our Credit Facility) up to the maximum amount permitted by the 1940 Act. The 1940 Act currently permits us to issue senior debt securities and preferred stock, to which we refer collectively as senior securities, in amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after each issuance of senior securities. We may also incur such indebtedness to repurchase our common stock. As a result of issuing senior securities, we are exposed to the risks of leverage. Although borrowing money for investments increases the potential for gain, it also increases the risk of a loss. A decrease in the value of our investments will have a greater impact on the value of our common stock to the extent that we have borrowed money to make investments. There is a possibility that the costs of borrowing could exceed the income we receive on the investments we make with such borrowed funds. In addition, our ability to pay dividends or incur additional indebtedness would be restricted if asset coverage is less than twice our indebtedness. If the value of our assets declines, we might be unable to satisfy that test. If this happens, we may be required to liquidate a portion of our loan portfolio and repay a portion of our indebtedness at a time when a sale may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness will not be available for distributions to our stockholders. Our Board of Directors is authorized to provide for the issuance of preferred stock with such preferences, powers, rights and privileges as it deems appropriate, provided that such an issuance adheres to the requirements of the 1940 Act. See "Regulation as a Business Development Company—Asset Coverage" for a discussion of our leveraging constraints.

Securitization

        Our wholly-owned subsidiary, Business Investment, acquires and holds loans that we anticipate will be securitized in the future. Through Business Investment we have a $200 million credit facility, which we access to make additional investments and increase the size of our investment portfolio. We currently intend to securitize all of the investments held by Business Investment and, if we are able to securitize these investments at some point in the future, we will use the proceeds from the securitization to pay down any amounts outstanding under the Credit Facility.

Ongoing Relationships with and Monitoring of Portfolio Companies

Monitoring

        Our Adviser's investment professionals monitor the financial trends of each portfolio company on an ongoing basis to determine if each is meeting its respective business plans and to assess the appropriate course of action for each company. We monitor the status and performance of each portfolio company and use it to evaluate the overall performance of our portfolio.

        Our Adviser employs various methods of evaluating and monitoring the performance of our investments, which include some or all of the following:

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  Assessment of success in the portfolio company's overall adherence to its business plan and compliance with covenants;

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  Attendance at and participation in meetings of the portfolio company's board of directors;

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  Periodic contact, including formal update interviews with portfolio company management, and, if appropriate, the financial or strategic sponsor;

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  Comparison with other companies in the portfolio company's industry; and

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  Review of monthly and quarterly financial statements and financial projections for portfolio companies.

Managerial Assistance and Services

        As a business development company, we make available significant managerial assistance to our portfolio companies and provide other services to such portfolio companies. Neither we nor our Adviser currently receives fees in connection with managerial assistance. Our Adviser provides other services to our portfolio companies and receives fees for these other services, certain of which are credited by 50% against the investment advisory fees that we pay our Adviser.

Valuation Process

        The following is a general description of the steps we take each quarter to determine the value of our investment portfolio. All of our portfolio investments are recorded at fair value as determined in good faith by our Adviser and our management using procedures established by, and under the direction of our Board of Directors. As a result, there is uncertainty as to the value of our portfolio investments, and our estimates of fair value may differ significantly from the values that could be obtained if a ready market for the securities existed. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations. In addition, investments for which a limited market exists and that have not been rated by an NRSRO (such as certain participations in syndicated loans) are submitted to SPSE for opinions of value, along with the indicative bid price offered by the syndication agent's desk on or near the valuation date, to validate the indicative bid price offered by the syndication agent's desk. With respect to any investments for which market quotations are not readily available, we perform the following valuation process each quarter:

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  Our quarterly valuation process begins with each portfolio company or investment being initially assessed by our Adviser's investment professionals responsible for the investment, using valuation policies and procedures previously established by our Board of Directors.

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  For certain debt securities and debt securities in which we have an equity, or equity-like interest, we will seek an independent opinion of value of such debt securities from SPSE.

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  Preliminary valuation conclusions are then discussed with our management, and documented, along with any SPSE opinions of value, for review by our Board of Directors.

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  Our Board of Directors reviews this documentation and discusses the input of our Adviser, management, and the opinions of value of SPSE to arrive at a determination for the aggregate fair value of our portfolio of investments.

        Our valuation policies, procedures and processes are more fully described under "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Investment Valuation."

Investment Advisory and Management Agreement

        We have entered into the Advisory Agreement with our Adviser, which is controlled by our chairman and chief executive officer. In accordance with the Advisory Agreement, we pay our Adviser fees, as compensation for its services, consisting of a base management fee and an incentive fee.

        The base management fee is computed and payable quarterly and is assessed at an annual rate of 2.0% and was initially computed on the basis of the average value of our gross invested assets at the end of the two most recently completed quarters, which were total assets less the cash proceeds and cash and cash equivalent investments from the proceeds of our initial public offering that were not invested in debt and equity securities of portfolio companies. Beginning on January 1, 2007, the base management fee is assessed at an annual rate of 2.0% computed on the basis of the average value of our gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. This new calculation was originally scheduled to begin in periods after March 31, 2006; however, our Board of Directors accepted voluntary waivers from our Adviser that allowed the initial calculation of the base management fee to be effective through December 31, 2006.

        On April 11, 2007, our Board of Directors accepted a voluntary waiver from the Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5% to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations. This waiver remains in effect and was applied through September 30, 2007.

        When our Adviser receives fees from our portfolio companies, such as investment banking fees, structuring fees or executive recruiting services fees, 50% of certain of these fees will be credited against the base management fee that we would otherwise be required to pay to our Adviser.

        In addition, our Adviser services the loans held by Business Investment, in return for which our Adviser receives a 2.0% annual fee based on the monthly aggregate balance of loans held by Business Investment. Since we own these loans, all loan servicing fees paid to our Adviser are treated as reductions against the 2.0% base management fee. Overall, the base management fee due to our Adviser cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year.

        The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards our Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the "hurdle rate"). We pay our Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

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  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

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  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

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  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to income-related portion of incentive fee

        The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to our Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio.

Administration Agreement

        We have entered into the Administration Agreement with our Administrator whereby we pay our Administrator separately for administrative services. The Administration Agreement provides for payments equal to our allocable portion of our Administrator's overhead expenses in performing its obligations under the Administration Agreement including, but not limited to, rent for employees of our Administrator, and our allocable portion of the salaries and benefits expenses of our chief financial officer, controller, chief compliance officer, treasurer and their respective staffs. Our allocable portion of expenses is derived by multiplying our Administrator's total allocable expenses by the percentage of our average total assets (the total assets at the beginning and end of each quarter) in comparison to the average total assets of all companies managed by our Adviser under similar agreements.

License Agreement

        We have entered into a license agreement with our Adviser, pursuant to which our Adviser has granted us a non-exclusive license to use the name "Gladstone" and the Diamond G trademark. This license agreement currently requires us to pay the Adviser a royalty fee of $1 per quarter. The amount of the fee is negotiable on an annual basis by our compensation committee and approved by a majority of our independent directors. Effective at the beginning of the next contract term on March 29, 2008, the fee will increase to $10 per quarter as a result of our last negotiation. The license arrangement will terminate in the event that Gladstone Management Corporation is no longer our Adviser.

Code of Ethics

        We and our Adviser have each adopted a Code of Ethics and Business Conduct applicable to our officers, directors and all employees of our Adviser and our Administrator that comply with the guidelines set forth in Item 406 of Regulation S-K of the Securities Act. As required by the 1940 Act, this code establishes procedures for personal investments, restricts certain transactions by our personnel and requires the reporting of certain transactions and holdings by our personnel. A copy of this code is available for review, free of charge, at our website at www.gladstoneinvestment.com. We intend to provide disclosure of any amendments to or waivers of the provisions of this code by posting information regarding any such amendment or waiver to our website within four days of its effectiveness.

Compliance Policies and Procedures

        We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and our Board of Directors is required to review these compliance policies and procedures annually to assess their adequacy and the effectiveness of their implementation. We have designated a chief compliance officer, John Dellafiora, who also serves as chief compliance officer for our Adviser.

Competition

        A large number of entities compete with us and make the types of investments that we seek to make in small and medium-sized privately-owned businesses. Such competitors include private equity funds, leveraged buyout funds, venture capital funds, investment banks and other equity and non-equity based investment funds, and other financing sources, including traditional financial services companies such as commercial banks. Many of our competitors are substantially larger than we are and have considerably greater funding sources that are not available to us. In addition, certain of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of these competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. There is no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. In addition, because of this competition, we may not be able to take advantage of attractive investment opportunities from time to time and there can be no assurance that we will be able to identify and make investments that satisfy our investment objectives or that we will be able to meet our investment goals. Recently we have seen an increase in our competition such that terms and rates for proposed loans have been reduced. However, we believe that our extensive loan referral network and flexible transaction structuring enable us to compete effectively for opportunities in the current market environment.

Staffing

        We do not currently have any employees and do not expect to have any employees in the foreseeable future. Currently, services necessary for our business are provided by individuals who are employees of our Adviser and our Administrator pursuant to the terms of the Advisory Agreement and Administration Agreement, respectively. Each of our executive officers is an employee and executive officer of our Adviser or our Administrator. No employee of our Adviser or our Administrator will dedicate all of his or her time to us. However, we expect that 25-30 full time employees of our Adviser will spend substantial time on our matters during the remainder of calendar year 2008. We anticipate that the number of employees of our Adviser and our Administrator who devote time to our matters will increase as we acquire more investments.

        As of December 31, 2007, our Adviser and our Administrator collectively had 60 full-time employees. A break-down of these employees by functional area is summarized in the table below:

Number of Individuals	Functional Area
6	Executive Management
41	Investment Management, Portfolio Management and Due Diligence
13	Administration, Accounting, Compliance and Human Resources

Properties

        We do not own any real estate or other physical properties materially important to our operation. Our Adviser is the current leaseholder of all properties in which we operate. We occupy these premises pursuant to the Advisory Agreement with our Adviser. Our headquarters are located at our Adviser's headquarters in McLean, Virginia, a suburb of Washington D.C., and we also have operations at our Adviser's other offices in the states of New York, New Jersey, Pennsylvania, Illinois, Texas and Washington.

Legal Proceedings

        We are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us.

PORTFOLIO COMPANIES

        The following table sets forth certain information as of September 30, 2007, regarding each portfolio company in which we had a debt or equity security as of such date. All such investments have been made in accordance with our investment policies and procedures described in this prospectus.

Portfolio Company	Nature of Business	Type of Security	% of Class Owned on a Fully Diluted Basis		Cost of Initial Value of Investment ($)	Value of Investment as of September 30, 2007 ($)
A. Stucki Holding Corp. 2600 Neville Road Pittsburgh, PA 15225	Manufacturing—railroad freight car products	Senior Term Debt (10.3% Due 3/2012) Senior Term Debt (12.5% Due 3/2012)(6) Senior Subordinated Term Debt (13% Due 3/2014) Preferred Stock(4) Common Stock(4)	91 58	% %	$14,463,750 11,000,000 5,485,760 4,386,686 129,956	$14,463,750 11,000,000 5,485,760 4,572,249 5,272,696

					35,466,152	40,794,455
Acme Cryogenics, Inc. 2801 Mitchell Avenue Allentown, PA 18103	Manufacturing—manifolds and pipes for industrial gasses	Senior Subordinated Term Debt (11.5% Due 3/2013) Redeemable Preferred Stock(4) Common Stock(4) Common Stock Warrants(4)	83 17 18	% % %	14,500,000 6,983,785 1,045,181 24,686	14,500,000 7,400,647 4,397,616 177,816

					22,553,652	26,476,079
B-Dry, LLC 13876 Cravath Place Woodbridge, VA 22191	Service—basement waterproofer	Senior Term Debt (10.6%, Due 11/2007) Senior Term Debt (10.6%, Due 5/2014) Common Stock Warrants(4)	9%		125,000 10,773,000 300,000	125,000 10,773,000 375,245

					11,198,000	11,273,245

Chase II Holdings Corp. 10021 Commerce Park Drive Cincinnati, OH 45246	Manufacturing—traffic doors
Revolving Credit Facility (9.8% Due 3/2008)(7)
Senior Term Debt (10.3%, Due 3/2011)
Senior Term Debt (12.0% Due 3/2011)(6)
Subordinated Term Debt (13.0% Due 3/2013)
Redeemable Preferred Stock(4)
		Common Stock(4)	88 59	% %	2,780,000 10,450,000 7,920,000 6,167,810 6,960,806 61,384	2,780,000 10,450,000 7,920,000 6,167,810 6,822,047 —

					34,340,000	34,139,857
Hailey Transport Corporation 1521 Westbranch Drive, Suite 200 McLean, VA 22102	Retail and Service—school buses and parts	Senior Subordinated Term Debt (12.0%, Due 1/2012) Preferred Stock(4)	100%		4,628,682 2,500,000	— —

					7,128,682	—
Noble Logistics, Inc. 11335 Clay Road, Suite 100 Houston, TX 77041	Service—aftermarket auto parts delivery	Revolving Credit Facility (9.7%, Due 12/2009)(9) Senior Term Debt (9.7%, Due 12/2011) Senior Term Debt (11.7% Due 3/2011)(6) Preferred Stock(4) Common Stock(4)	100 13	% %	1,650,000 6,427,058 7,000,000 1,750,000 1,500,000	1,650,000 6,427,058 7,000,000 1,963,596 1,753,277

					18,327,058	18,793,931
Quench Holdings Corp. 1521 Westbranch Drive, Suite 200 McLean, VA 22102	Service—sales, installation and service of water coolers	Revolving Credit Facility (9.8%, Due 3/2009)(8) Senior Term Debt (9.8%, Due 3/2011) Subordinated Term Debt (11.5%, Due 3/2011) Common Stock(4)	100%		1,450,000 4,500,000 7,910,000 3,256,318	1,450,000 4,500,000 7,910,000 3,502,491

					17,116,318	17,362,491
ACS Media, LLC 3601 C Street, Suite 1424 Anchorage, AK 99503	Service—directory advertising	Senior Term Debt (7.6%, Due 11/2013)(3)			4,821,654	4,579,408
Activant Solutions, Inc. 804 Las Cimas Parkway Austin, TX 78746	Service—enterprise software and services	Senior Term Debt (7.5%, Due 5/2013)(3)			3,743,695	3,574,646
Advanced Homecare Holdings, Inc. 6688 N. Central Expressway, Suite 1300 Dallas, Texas 75206	Service—home health nursing services	Senior Term Debt (9.1%, Due 8/2014)(3)			2,992,500	2,947,612
Aeroflex, Inc. 35 South Service Road PO Box 6022 Plainview, NY 11803	Service—provider of highly specialized electronic equipment	Senior Term Debt (8.9%, Due 8/2014)(3)			1,901,196	1,955,000
American Safety Razor Company Inc. 240 Cedar Knolls Road Cedar Knolls, NJ 07927	Manufacturing—razors and blades	Senior Term Debt (7.7%, Due 7/2013)(3)			1,483,464	1,444,219
Aspect Software, Inc. 6 Technology Park Drive Westford, MA 01886	Service—call center software	Senior Term Debt (8.3%, Due 7/2011)(3)			2,980,718	2,828,625

Portfolio Company	Nature of Business	Type of Security	% of Class Owned on a Fully Diluted Basis	Cost of Initial Value of Investment ($)	Value of Investment as of September 30, 2007 ($)
Brock Holdings II, Inc. PO Box 306 Beaumont, TX 77704-0306	Service—industrial specialty maintenance	Senior Term Debt (7.1%, Due 8/2013)(3)(5)		$2,987,113	$2,865,600
Compsych Investments Corp. 455 N. Cityfront Plaza Drive Chicago, IL 60611-5532	Service—employee assistance programs	Senior Term Debt (8.0%, Due 2/2012)(3)(5)		3,589,734	3,424,095
CRC Health Group, Inc. 20400 Stevens Creek Blvd, 6th Floor Cupertino, CA 95014	Service—substance abuse treatment	Senior Term Debt (7.4%, Due 2/2012)(3)		9,945,603	9,599,783
Critical Homecare Solutions, Inc. One Fayette Street, Suite 150 Conshohoken, PA 19428	Service—home therapy and respiratory treatment	Senior Term Debt (8.6%, Due 1/2012)(3)(5)		4,567,171	4,519,350
CST Industries Acquisition, Inc. 5400 Kansas Avenue Kansas City, KS 66106	Manufacturing—metal storage units	Senior Term Debt (8.1%, Due 8/2013)(3)		991,793	975,150
Dealer Computer Services, Inc. One Reynolds Way Dayton, OH 45430	Manufacturing & Service—systems for automotive retailers	Senior Term Debt (7.2%, Due 9/2013)(3)		1,914,187	1,849,624
Generac Acquisition Corp. Hwy. 59 & Hillside Road Waukesha, WI 53187	Manufacturing—standby power products	Senior Term Debt (9.3%, Due 11/2013)(3)(5)		6,944,172	6,220,250
Graham Packaging Holdings Company 2401 Pleasant Valley Road York, PA 17402	Manufacturing—plastic containers	Senior Term Debt (7.6%, Due 10/2011)(3)		10,447,500	10,290,787
Hargray Communications Group, Inc. 856 William Hilton Pkwy. Hilton Head Island, SC 29938	Service—triple-play (cable, phone, internet) provider	Senior Term Debt (7.4%, Due 6/2014)(3)		999,448	975,056
HMTBP Acquisition II Corp. 2002 Timberloch, Suite 550 The Woodlands, TX 77380	Service—aboveground storage tanks	Senior Term Debt (7.4%, Due 5/2014)(3)(5)		3,980,736	3,900,400
Hudson Products Holdings, Inc. 1307 Soldiers Field Drive Sugarland, TX 77479	Manufacturing—heat transfer solutions	Senior Term Debt (7.9%, Due 12/2013)(3)		6,052,182	5,957,958
Huish Detergents, Inc. 15 West South Temple, Suite 1400 Salt Lake City, UT 84101	Manufacturing—household cleaning products	Senior Term Debt (7.2%, Due 4/2014)(3)		1,996,173	1,875,300
Hyland Software, Inc. 28500 Clemens Road Westlake, OH 44145	Service—provider of enterprise content management software	Senior Term Debt (7.9%, Due 7/2013)(3)		3,961,116	3,880,000
Interstate Fibernet, Inc. 7037 Old Madison Pike Huntsville, AL 35806	Service—provider of voice and data telecommunications services	Senior Term Debt (9.2%, Due 7/2013)(3)		9,951,400	9,900,000
J. Crew Operating Corp. 770 Broadway Ave New York, NY 10003	Retail—apparel	Senior Term Debt (7.1%, Due 5/2013)(3)		879,473	859,649
KIK Custom Products, Inc. 33 Macintosh Blvd. Concord, ON L4K 4L5	Manufacturing—consumer products	Senior Term Debt (7.5%, Due 5/2014)(3)		4,000,967	3,780,000
Kronos, Inc. 297 Billerica Road Chelmsford, MA 01824	Service—workforce management solutions	Senior Term Debt (7.5%, Due 6/2014)(3)		1,995,000	1,905,225
Lexicon Marketing USA, Inc. 640 South San Vicente Boulevard Los Angeles, CA 90048	Service—marketing to Hispanic community	Senior Term Debt (8.4%, Due 5/2012)(3)(4)(5)		2,947,630	1,826,226
Local TV Finance, LLC 1717 Dixie Highway, Suite 650 Ft. Wright, KY 41011	Service—television station operator	Senior Term Debt (7.3%, Due 5/2013)(3)		1,000,276	950,119
LVI Services, Inc. 80 Broad Street, 3rd Floor New York, NY 10004	Service—asbestos and mold remediation	Senior Term Debt (10.0%, Due 11/2010)(3)(5)		6,404,834	6,098,869

MedAssets, Inc. 100 North Point Center East, Suite 200 Alpharetta, GA 30022	Service—pharmaceuticals and healthcare GPO	Senior Term Debt (7.6%, Due 10/2013)(3)(5)	$6,468,324	$6,272,245
MediMedia USA, LLC 26 Main Street, 1st Floor Chatham, NJ 07928	Service—healthcare and pharmaceutical marketing	Senior Term Debt (7.5%, Due 10/2013)(3)	2,247,425	2,143,800
Mitchell International, Inc. 9889 Willowcreek Road San Diego, CA 92131	Service—automobile insurance claims processing	Senior Term Debt (7.4%, Due 3/2014)(3)(5)	997,648	935,300
National Mentor Holdings, Inc. 313 Congress Street Boston, MA 02210	Service—home health care	Senior Term Debt (7.2%, Due 6/2013)(3)	1,977,482	1,857,793
Network Solutions, LLC 13861 Sunrise Valley Drive, Suite 200 Herndon, VA 20171	Service—internet domain solutions	Senior Term Debt (7.7%, Due 3/2014)(3)	9,718,581	9,231,075
NPC International Inc. 14400 College Blvd, Suite 201 Lenexa, KS 66215	Service—Pizza Hut franchisee	Senior Term Debt (7.1%, Due 5/2013)(3)	2,896,150	2,709,793
Open Solutions, Inc. 455 Winding Brook Drive Glastonbury, CT 06033	Service—software outsourcing for financial institutions	Senior Term Debt (7.6%, Due 1/2014)(3)	2,692,663	2,555,301
Ozburn-Hessey Holding Co. LLC 633 Thompson Lane Nashville, TN 37204	Service—third party logistics	Senior Term Debt (8.5%, Due 8/2012)(3)	7,692,673	7,340,487
Pinnacle Foods Finance, LLC 1 Old Bloomfield Avenue Mt. Lakes, NJ 07046	Manufacturing—branded food products	Senior Term Debt (8.0%, Due 4/2014)(3)	3,991,269	3,860,325
PTS Acquisition Corp. 14 Schoolhouse Road Somerset, NJ 08873	Manufacturing—drug delivery and packaging technologies	Senior Term Debt (7.5%, Due 4/2014)(3)	6,982,500	6,668,288
QTC Acquisition, Inc. 1350 S. Valley Vista Drive Diamond Bar, CA 91765	Service—outsourced disability evaluations	Senior Term Debt (7.4%, Due 11/2012)(3)	1,997,974	1,905,225
Radio Systems Corporation 10427 Electric Avenue Knoxville, TN 37932	Service—design electronic pet containment products	Senior Term Debt (8.4%, Due 9/2013)(3)	1,979,503	1,960,200
Rally Parts, Inc. 2146 Michelson Drive, Suite B Irvine, CA 92612	Manufacturing—aftermarket motorcycle parts and accessories	Senior Term Debt (7.7%, Due 11/2013)(3)	2,499,566	2,388,203
RPG Holdings, Inc. 3636 N. Broadway Chicago, IL 60613-4488	Manufacturing and design—greeting cards	Senior Term Debt (9.1%, Due 12/2011)(3)	4,553,068	4,278,958
SafeNet, Inc. 4690 Millennium Drive Belcamp, MD 21017	Service—chip encryption products	Senior Term Debt (7.9%, Due 4/2014)(3)	3,002,375	2,745,000
SGS International, Inc. 626 West Main Street, Suite 500 Louisville, KY 40202	Service—digital imaging and graphics	Senior Term Debt (7.9%, Due 12/2011)(3)	1,603,034	1,572,616
Specialized Technology Resources, Inc. 10 Water Street Enfield, CT 06082	Service & Manufacturing—consumer product quality assurance	Senior Term Debt (7.6%, Due 6/2014)(3)(5)	1,497,325	1,443,881
Stolle Machinery Company 6949 South Potomac Street Centennial, CO 80112	Manufacturing—can-making equipment and parts	Senior Term Debt (7.5%, Due 9/2012)(3)	496,783	486,337
Survey Sampling, LLC One Post Road Fairfield, CT 06824	Service—telecommunications-based sampling	Senior Term Debt (7.7%, Due 5/2011)(3)(5)	3,140,946	2,954,119
Synagro Technologies, Inc. 1800 Bering Drive Houston, TX 77057	Service—waste treatment and recycling	Senior Term Debt (7.5%, Due 3/2014)(3)	502,262	485,000
Triad Laboratory Alliance, LLC 4380 Federal Drive, Suite 100 Greensboro, NC 27410	Service—regional medical laboratories	Senior Term Debt (8.8%, Due 12/2011)(3)(5)	4,926,833	4,716,000

Portfolio Company	Nature of Business	Type of Security	% of Class Owned on a Fully Diluted Basis	Cost of Initial Value of Investment ($)	Value of Investment as of September 30, 2007 ($)
United Surgical Partners International, Inc. 15305 Dallas Parkway, Suite 1600 Addison, TX 75001	Service—outpatient surgical provider	Senior Term Debt (7.4%, Due 4/2014)(3)		$1,326,290	$1,279,870
US Silica Company P. O. Box 187 Berkeley Springs, WV 25411	Service—miner, processor and seller of industrial silica	Senior Term Debt (9.2%, Due 8/2013)(3)		4,950,701	4,950,000
Wastequip, Inc. 25800 Science Park Drive, Suite 140 Beachwood, OH 44122	Service—process and transport waste materials	Senior Term Debt (7.5%, Due 2/2013)(3)		2,936,556	2,819,094
WaveDivision Holdings, LLC 401 Kirkland Place, Suite 500 Kirkland, WA 98033	Service—cable	Senior Term Debt (7.8%, Due 6/2014)(3)(5)		1,925,086	1,862,400
West Corporation 11808 Miracle Hills Drive Omaha, NE 68154	Service—business process outsourcing	Senior Term Debt (7.6%, Due 10/2013)(3)		11,406,011	11,173,783

Total Investments				$344,018,625	$338,418,102

(1)
Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(2)
Percentage represents the weighted average interest rates in effect at September 30, 2007 and due date represents the contractual maturity date.

(3)
Marketable securities are valued based on the indicative bid price, as of September 30, 2007, from the respective originating syndication agent's trading desk.

(4)
Security is non-income producing.

(5)
Valued using SPSE opinions of value at September 30, 2007.

(6)
Last out tranche of senior debt, meaning if the portfolio company is liquidated then the holder of the last out trance is paid after the senior debt.

(7)
Total available under the revolving credit facility is $3,500,000, of which $720,000 remained undrawn at September 30, 2007.

(8)
Total available under the revolving credit facility is $1,500,000, of which $50,000 remained undrawn at September 30, 2007.

(9)
Total available under the revolving credit facility is $2,000,000, of which $350,000 remained undrawn at September 30,

        Set forth below is a brief description of each portfolio company in which we have made an investment that currently represents greater than 5% of our total assets (excluding cash and cash equivalents pledged to creditors). Because of the relative size of our investments in these companies, we are exposed to a greater degree to the risks associated with these companies.

A. Stucki Holding Corp.

        We currently have invested approximately $34.9 million in A. Stucki Holding Corp. and its affiliate A. Stucki Company, which we refer to as Stucki. We invested approximately $4.5 million in A. Stucki Holding Corp. to purchase $4.4 million of preferred stock and $0.1 million of common stock of A. Stucki Holding Corp. We also extended two senior term loans with an aggregate principal amount outstanding of $24.9 million, each maturing on March 21, 2012, and a subordinated loan of approximately $5.5 million maturing on March 21, 2013 to Stucki.

        Stucki is a designer, manufacturer and re-conditioner of products used in the construction and repair of railroad freight cars. New products offered include side bearings, hydraulic stabilizers, friction wedges, and brake beams and re-conditioned products offered include freight car truck components, car wheels, and draft gears for the railroad industry.

        Because of the relative size of this investment, we are significantly exposed to the risks associated with Stucki's business. The rail industry has historically been cyclical and Stucki is exposed to the business cycles in its end-use markets. Stucki is dependent upon a small group of managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

        Our Adviser has entered into an investment banking agreement with Stucki, pursuant to which our Adviser has agreed to advise and provide administrative support in the review and development of

Stucki's business policies and the management of Stucki's credit facilities and other important contractual relationships, to assist and advise Stucki in connection with the development of best industry practices in business promotion, development and employee and customer relations, and to monitor and review Stucki's financial performance.

        Two of our managing directors, Paul A. Giusti and Joseph Bute are directors of A. Stucki Holding Corp. The principal executive offices of A. Stucki Holding Corp. and Stucki are located at 2600 Neville Road, Pittsburgh, Pennsylvania 15225.

Acme Cryogenics, Inc.

        We currently have invested approximately $22.6 million in Acme Cryogenics, Inc. and its affiliates, which we collectively refer to as Acme. We invested approximately $8.1 million in Acme to purchase $7.0 million in redeemable preferred stock and $1.1 million in common stock of Acme. We also extended a subordinated loan to Acme for $14.5 million that matures on March 29, 2013.

        Founded in 1969, Acme manufactures manifolds used in regulating the flow of industrial gasses at extremely low temperatures (cryogenic), manufactures vacuum insulated pipe used in the transmission of gasses that have been liquefied, repairs cryogenic storage tanks, and repairs and manufactures tank trailers used in transporting liquid nitrogen, oxygen, helium, etc.

        Our Adviser has entered into a management services agreement with Acme, pursuant to which our Adviser has agreed to advise and provide administrative support in the review and development of Acme's business policies and the management of Acme's credit facilities and other important contractual relationships, to assist and advise Acme in connection with the development of best industry practices in business promotion, development and employee and customer relations, and to monitor and review Acme's financial performance.

        Because of the relative size of this investment, we are significantly exposed to the risks associated with Acme's business. The cryogenics industry that Acme participates in has several large companies that dominate the production and distribution of liquefied gasses. These companies are Acme's primary customers. Acme is exposed to the risk that these large companies could change their buying patterns, attempt to dictate purchase terms that are unfavorable to Acme, or suffer downturns in their businesses that would lead them to reduce their purchases of Acme's products and services. Acme purchases metals and other raw materials that are subject to changes in the price levels of these commodities. There is no assurance that Acme can pass price increases on to its customers. Acme is also dependent upon a small group of managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

        Our vice chairman, chief operating officer and secretary, Terry Brubaker, and one of our managing directors, John Freal, serve as directors of Acme. Acme's principal executive office is located at 2801 Mitchell Avenue, Allentown, PA 18103.

Chase II Holdings Corp.

        We currently have invested approximately $33.5 million in Chase II Holdings Corp. and its affiliates. We invested approximately $7.0 million in Chase II Holdings Corp. to purchase $6.9 million of preferred stock and $0.1 million of common stock of Chase Industries, Inc., which we refer to as Chase. We also extended two senior term loans with an aggregate principal amount outstanding of $18.0 million, each maturing on March 17, 2011, one $7.0 million subordinated loan (of which $6.2 million was actually disbursed) maturing on March 17, 2013, and a revolving credit facility of $3.5 million to Chase and its affiliate Chase II Acquisition Corp. as co-borrowers, of which $1,220,000 remained undrawn as of December 31, 2007.

        Chase is a leading designer, manufacturer and marketer of impact traffic doors and sliding door systems in North America, serving over 4,000 retail, commercial and industrial customers in the United States, Canada, Mexico and selected international markets. Chase's doors are customized to suit the application needs of customers in a wide variety of markets, including supermarkets, retail outlets, restaurants, factories and warehouses, pharmaceutical and food processing plants, and institutional environments.

        Because of the relative size of this investment, we are significantly exposed to the risks associated with Chase's business. Chase is a small market business with a narrow product line. In certain market segments Chase's competitors have stronger brand recognition. Chase could be adversely affected by the aggressive actions of a competitor. A significant portion of Chase's business is dependent upon new construction in restaurant, retail grocery and mass market retailing and as such Chase would be subject to a downturn in these markets. Chase is dependent upon a small group of managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

        Our Adviser has entered into an investment banking agreement with Chase. Under the terms of the investment banking agreement, our Adviser has agreed to assist Chase with obtaining or structuring credit facilities, long term loans or additional equity, to provide advice and administrative support in the management of Chase's credit facilities and other important contractual financial relationships, and to monitor and review Chase's capital structure and financial performance as it relates to raising additional debt and equity capital for growth and acquisitions. The investment banking agreement also provides that our Adviser will be available to assist and advise Chase in connection with adding key people to the management team that will lead to the development of best industry practices in business promotion, business development and employee and customer relations.

        Our vice chairman, chief operating officer and secretary, Terry Brubaker, and one of our managing directors, Paul A. Giusti, are directors of Chase II Holdings Corp. The principal executive offices of Chase II Holdings Corp., Chase Industries, Inc. and Chase II Acquisition Corp. are located at 10021 Commerce Park Drive, Cincinnati, Ohio 45246.

Cavert Wire Holdings, Inc.

        We currently have invested approximately $20.5 million in Cavert Wire Holdings, Inc. and its affiliates, which we refer to collectively as Cavert. We invested approximately $4.2 million in Cavert to purchase $4.1 million of preferred stock and $0.1 million of common stock of Cavert. We also extended two senior term loans with an aggregate principal amount outstanding of $9.5 million, each maturing on October 25, 2012, one $4.7 million subordinated loan maturing on October 25, 2014 and a revolving credit facility of $3.0 million, of which $0.9 million was undrawn at December 31, 2007.

        Cavert is located in Rural Hall, North Carolina and is a manufacturer and distributor of bailing wire. Cavert is the largest supplier of non-galvanized bailing wire in the United States and produces an array of wire products for the paper and paperboard recycling industries.

        Because of the relative size of this investment, we are significantly exposed to the risks associated with Cavert's business. Cavert is a small market business with a narrow product line. In certain market segments Cavert's competitors have stronger brand recognition. Cavert could be adversely affected by the aggressive actions of a competitor. A significant portion of Cavert's business is dependent upon the recycling of corrugated cardboard and, as such, Cavert would be subject to a downturn in this market. Cavert is dependent upon a small group of managers for the execution of its business plan. The death, disability or departure by one or more of these individuals could have a negative impact on its business and operations.

        Our Adviser has entered into an investment banking agreement with Cavert. Under the terms of the investment banking agreement, our Adviser has agreed to assist Cavert with obtaining or structuring credit facilities, long term loans or additional equity, to provide advice and administrative support in the management of Cavert's credit facilities and other important contractual financial relationships, and to monitor and review Cavert's capital structure and financial performance as it relates to raising additional debt and equity capital for growth and acquisitions. The investment banking agreement also provides that our Adviser will be available to assist and advise Cavert in connection with adding key people to the management team that will lead to the development of best industry practices in business promotion, business development and employee and customer relations.

        Our vice chairman, chief operating officer and secretary, Terry Brubaker, and one of our managing directors, Paul A. Giusti, are directors of Cavert. The principal executive offices of Cavert are located at 620 Forum Parkway, Rural Hall, North Carolina 27045.

Subsequent Portfolio Activity

        On October 16, 2007, we invested approximately $17.1 million in Danco Machine DPMS, Inc., which we refer to as Danco. The investment consisted of approximately $2.5 million in preferred stock and warrants to purchase common stock of Danco and approximately $14.6 million of senior and subordinated notes from Danco. Founded in 1979, Danco provides machining and sheet metal work for short-run prototype and R&D work, as well as long-run production.

        Also on October 16, 2007, we extended a revolving credit facility to B-Dry, LLC, an existing portfolio company, with a total borrowing capacity of $750,000. As of December 31, 2007, there were no borrowings outstanding on the facility.

        In October and November 2007, we extended equipment notes to Quench USA, LLC, a subsidiary of Quench Holdings Corp., for an aggregate of approximately $444,000 that will allow Quench USA, LLC to acquire equipment for use in its operating activities. We also purchased warrants to acquire an additional 366,490 common units of Quench USA, LLC for $190,575.

        On October 24, 2007, we invested approximately $20.4 million in Cavert. The investment consisted of approximately $4.2 million in common and preferred stock and approximately $16.2 million of senior and subordinated notes, including a revolving credit facility.

        In October 2007, we received the full repayment of two syndicated loan investments of approximately $9.8 million. We also sold two syndicated loan participations for aggregate proceeds of approximately $9.9 million and recognized a net loss on the transactions of approximately $0.1 million.

        In December 2007, we received a partial repayment of one syndicated loan investment of approximately $2.4 million.

MANAGEMENT

        Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of ten members, seven of whom are not considered to be "interested persons" of Gladstone Investment as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors.

Board Of Directors

        Under our certificate of incorporation, our directors are divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively, from our initial public offering, which we completed in June 2005. The members of the first and second class were subsequently elected at the 2006 and 2007 Annual Meeting of Stockholders, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Information regarding our Board of Directors is as follows (the address for each director is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102):

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
David Gladstone	65	Chairman of the Board and Chief Executive Officer(1)(2)	2005	2010
Terry L. Brubaker	64	Vice Chairman, Chief Operating Officer, Secretary and Director(1)(2)	2005	2009
George Stelljes III	46	President, Chief Investment Officer and Director(1)	2005	2008
Independent Directors
Anthony W. Parker	62	Director(2)(3)	2005	2008
David A.R. Dullum	59	Director(3)	2005	2009
Michela A. English	58	Director(3)	2005	2008
Paul W. Adelgren	65	Director(3*)(4)	2005	2010
Maurice W. Coulon	65	Director(3*)(4)(5)	2005	2009
John H. Outland	62	Director(5)	2005	2010
Gerard Mead	64	Director(5)	2005	2008

(1)
Interested person as defined in Section 2(a)(19) of the 1940 Act due to the director's position as an officer of the Company.

(2)
Member of the executive committee.

(3)
Member of the audit committee.

(4)
Member of the ethics, nominating, and corporate governance committee.

(5)
Member of the compensation committee.

(*)
Alternate member of the committee.

Executive Officers Who Are Not Directors

        Information regarding our executive officers who are not directors is as follows (the address for each executive officer is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 200, McLean, Virginia 22102):

Name	Age	Position
Harry T. Brill, Jr.	60	Chief Financial Officer
Gary Gerson	43	Treasurer

Independent Directors (in alphabetical order)

        Paul W. Adelgren.    Mr. Adelgren has served as a director since June 2005. Mr. Adelgren has also served as a director of Gladstone Commercial since August 2003 and a director of Gladstone Capital since January 2003. From 1997 to the present, Mr. Adelgren has served as the pastor of Missionary Alliance Church. From 1991 to 1997, Mr. Adelgren was pastor of New Life Alliance Church. From 1988 to 1991, Mr. Adelgren was vice president-finance and materials for Williams & Watts, Inc., a logistics management and procurement business located in Fairfield, NJ. Prior to joining Williams & Watts, Mr. Adelgren served in the United States Navy, where he served in a number of capacities, including as the director of the Strategic Submarine Support Department, as an executive officer at the Naval Supply Center, and as the director of the Joint Uniform Military Pay System. He is a retired Navy Captain. Mr. Adelgren holds an MBA from Harvard Business School and a BA from the University of Kansas.

        Maurice W. Coulon.    Mr. Coulon has served as a director since June 2005. Mr. Coulon has also served as a director of Gladstone Commercial and Gladstone Capital since August 2003. Since 2000, Mr. Coulon has been a private investor in real estate. From 1991 through his retirement in 2000, Mr. Coulon served as director of portfolio management for the Morgan Stanley Real Estate Fund. From 1980 to 1991, Mr. Coulon served as senior vice president of asset management for the Boston Company Real Estate Counsel, Inc. Mr. Coulon was a founder of the National Association of Real Estate Investment Managers and is a past president of the National Council of Real Estate Investment Fiduciaries. Mr. Coulon holds an MBA from Harvard Business School and a BSE from the University of Missouri.

        David A.R. Dullum.    Mr. Dullum has served as a director since June 2005. Mr. Dullum has also served as a director of Gladstone Commercial since August 2003 and of Gladstone Capital since August 2001. From 1995 to the present, Mr. Dullum has been a partner at New England Partners, a venture capital firm focused on investments in small and medium-sized businesses in the Mid-Atlantic and New England regions. Mr. Dullum is also the president and a director of Harbor Acquisition Corporation, an operating business with emphasis in the consumer and industrial sectors. Mr. Dullum also serves as a director of Simkar Corporation, a manufacturer of industrial and consumer lighting products and Fetco Home Decor, Inc., a designer and manufacturer of home decor products. From 1976 to 1990, Mr. Dullum was a managing general partner of Frontenac Company, a Chicago-based venture capital firm. Mr. Dullum holds an MBA from Stanford Graduate School of Business and a BME from the Georgia Institute of Technology.

        Michela A. English.    Ms. English has served as director since June 2005. Ms. English is President and CEO of Fight for Children, a non-profit charitable organization focused on providing high quality education and health care services to underserved youth in Washington, D.C. Ms. English has also been a director of Gladstone Commercial since August 2003, and a director of Gladstone Capital since June 2002. From March 1996 to March 2004, Ms. English held several positions with Discovery Communications, Inc., including president of Discovery Consumer Products, president of Discovery Enterprises Worldwide and president of Discovery.com. From 1991 to 1996, Ms. English served as senior vice president of the National Geographic Society and was a member of the National Geographic Society's Board of Trustees and Education Foundation Board. Prior to 1991, Ms. English served as vice president, corporate planning and business development for Marriott Corporation and as a senior engagement manager for McKinsey & Company. Ms. English currently serves as director of the Educational Testing Service (ETS), as a director of D.C. Preparatory Academy, a member of the Advisory Board of the Yale University School of Management, and as a member of the Virginia Institute of Marine Science Council. Ms. English is an emeritus member of the board of Sweet Briar College. Ms. English holds a Bachelor of Arts in International Affairs from Sweet Briar College and a Master of Public and Private Management degree from Yale University's School of Management.

        Gerard Mead.    Mr. Mead has served as a director since December 2005. Mr. Mead is chairman of Gerard Mead Capital Management, a firm which he founded in 2003 that provides investment management services to pension funds, endowments, insurance companies, and high net worth individuals. From 1966 to 2003 Mr. Mead was employed by the Bethlehem Steel Corporation, where he held a series of engineering, corporate finance and investment positions with increasing management responsibility. From 1987 to 2003 Mr. Mead served as chairman and pension fund manager of the Pension Trust of Bethlehem Steel Corporation and Subsidiary Companies. From 1972 to 1987 he served successively as investment analyst, director of investment research, and trustee of the Pension Trust, during which time he was also a corporate finance analyst and investor relations contact for institutional investors of Bethlehem Steel. Prior to that time Mr. Mead was a steel plant engineer. Mr. Mead has also served as a director of Gladstone Commercial and Gladstone Capital, since December 2005. Mr. Mead holds an MBA from the Harvard Business School and a BSCE from Lehigh University.

        John H. Outland.    Mr. Outland has served as a director since June 2005. Mr. Outland has also served as a director of Gladstone Commercial and of Gladstone Capital since December 2003. From March 2004 to June 2006, he served as vice president of Genworth Financial, Inc. From 2002 to March 2004, Mr. Outland served as a managing director for 1789 Capital Advisors, where he provided market and transaction structure analysis and advice on a consulting basis for multifamily commercial mortgage purchase programs. From 1999 to 2001, Mr. Outland served as vice president of mortgage-backed securities at Financial Guaranty Insurance Company where he was team leader for bond insurance transactions, responsible for sourcing business, coordinating credit, loan files, due diligence and legal review processes, and negotiating structure and business issues. From 1993 to 1999, Mr. Outland was senior vice president for Citicorp Mortgage Securities, Inc., where he securitized non-conforming mortgage product. From 1989 to 1993, Mr. Outland was vice president of real estate and mortgage finance for Nomura Securities International, Inc., where he performed due diligence on and negotiated the financing of commercial mortgage packages in preparation for securitization. Mr. Outland holds an MBA from Harvard Business School and a bachelor's degree in Chemical Engineering from Georgia Institute of Technology.

        Anthony W. Parker.    Mr. Parker has served as a director since June 2005. Mr. Parker has also served as a director of Gladstone Commercial since August 2003 and as a director of Gladstone Capital since August 2001. In 1997 Mr. Parker founded Medical Funding Corporation, a company which purchased medical receivables, and has served as its chairman from inception to present. In the summer of 2000, Medical Funding Corporation purchased a Snelling Personnel Agency franchise in Washington, DC which provides full staffing services for the local business community. From 1992 to 1996, Mr. Parker was chairman of, and a 50 percent stockholder of, Capitol Resource Funding, Inc., or CRF, a commercial finance company. Mr. Parker practiced corporate and tax law for over 15 years: from 1980 to 1983, he practiced at Verner, Liipfert, Bernhard & McPherson and from 1983 to 1992, in private practice. From 1973 to 1977, Mr. Parker served as executive assistant to the administrator of the U.S. Small Business Administration. Mr. Parker received his J.D. and Masters in Tax Law from Georgetown Law Center and his undergraduate degree from Harvard College.

Interested Directors

        David Gladstone.    Mr. Gladstone is our founder and has served as our chief executive officer and chairman of our Board of Directors since our inception. Mr. Gladstone is also the founder of our Adviser and has served as its chief executive officer and chairman of its board of directors since its inception. Mr. Gladstone also founded and serves as the chief executive officer and chairman of the boards of directors of our affiliates, Gladstone Capital and Gladstone Commercial. Prior to founding the Gladstone Companies, Mr. Gladstone served as either chairman or vice chairman of the board of directors of American Capital Strategies, Ltd., a publicly traded leveraged buyout fund and mezzanine debt finance company, from June 1997 to August 2001. From 1974 to February 1997, Mr. Gladstone held various positions, including chairman and chief executive officer, with Allied Capital Corporation (a mezzanine debt lender), Allied Capital Corporation II (a subordinated debt lender), Allied Capital Lending Corporation (a small business lending company), Allied Capital Commercial Corporation (a real estate investment company), and Allied Capital Advisers, Inc., a registered investment adviser that managed the Allied companies. The Allied companies were the largest group of publicly-traded mezzanine debt funds in the United States and were managers of two private venture capital limited partnerships (Allied Venture Partnership and Allied Technology Partnership) and a private REIT (Business Mortgage Investors). From 1992 to 1997, Mr. Gladstone served as a director, president and chief executive officer of Business Mortgage Investors, a privately held mortgage REIT managed by Allied Capital Advisors, which invested in loans to small and medium-sized businesses. Mr. Gladstone is also a past director of Capital Automotive REIT, a real estate investment trust that purchases and net leases real estate to automobile dealerships. Mr. Gladstone served as a director of The Riggs National Corporation (the parent of Riggs Bank) from 1993 to May 1997 and of Riggs Bank from 1991 to 1993. He has served as a trustee of The George Washington University and currently is a trustee emeritus. He is a past member of the Listings and Hearings Committee of the National Association of Securities Dealers, Inc. He is a past member of the advisory committee to the Women's Growth Capital Fund, a venture capital firm that finances women-owned small businesses. Mr. Gladstone was the founder and managing member of The Capital Investors, LLC, a group of angel investors, and is currently a member emeritus. He is also the past chairman and past owner of Coastal Berry Company, LLC, a large strawberry farming operation in California. He is also the chairman and owner of Gladstone Land Corporation, a privately held company that has substantial farmland holdings in agriculture real estate in California. Mr. Gladstone holds an MBA from the Harvard Business School, an MA from American University and a BA from the University of Virginia. Mr. Gladstone has co-authored two books on financing for small and medium-sized businesses, Venture Capital Handbook and Venture Capital Investing.

        Terry Lee Brubaker.    Mr. Brubaker has been our vice chairman, chief operating officer, secretary and a director since our inception. Mr. Brubaker has also served as a director of our Adviser since its inception. He also served as president of our Adviser from its inception through February 2006, when he assumed the duties of vice chairman, chief operating officer and secretary. He has served as chief operating officer, secretary and as a director of Gladstone Capital since its inception. He also served as president of Gladstone Capital from May 2001 through April 2004, when he assumed the duties of vice chairman. Mr. Brubaker has also served chief operating officer, secretary and as a director of Gladstone Commercial since February 2003, and as president from February 2003 through July 2007, when he assumed the duties of vice chairman. In March 1999, Mr. Brubaker founded and, until May 1, 2003, served as chairman of Heads Up Systems, a company providing process industries with leading edge technology. From 1996 to 1999, Mr. Brubaker served as vice president of the paper group for the American Forest & Paper Association. From 1992 to 1995, Mr. Brubaker served as president of Interstate Resources, a pulp and paper company. From 1991 to 1992, Mr. Brubaker served as president of IRI, a radiation measurement equipment manufacturer. From 1981 to 1991, Mr. Brubaker held several management positions at James River Corporation, a forest and paper company, including vice president of strategic planning from 1981 to 1982, group vice president of the Groveton Group and

Premium Printing Papers from 1982 to 1990, and vice president of human resources development in 1991. From 1976 to 1981, Mr. Brubaker was strategic planning manager and marketing manager of white papers at Boise Cascade. Previously, Mr. Brubaker was a senior engagement manager at McKinsey & Company from 1972 to 1976. Prior to 1972, Mr. Brubaker was a U.S. Navy fighter pilot. Mr. Brubaker holds an MBA from the Harvard Business School and a BSE from Princeton University.

        George Stelljes III.    Mr. Stelljes has served as our president, chief investment officer and a director since inception. Mr. Stelljes has served as Gladstone Capital's chief investment officer since September 2002 and a director from August 2001 to September 2002, and then rejoined the Board of Directors in July 2003. He also served as executive vice president of Gladstone Capital from September 2002 through April 2004, when he assumed the duties of president. Mr. Stelljes has served as our Adviser's chief investment officer and a director of our Adviser since May 2003. He also served as executive vice president of our Adviser until February 2006, when he assumed the duties of president. Mr. Stelljes has served as chief investment officer of Gladstone Commercial since February 2003, and as a director since July 2007. He also served as executive vice president of Gladstone Commercial from February 2003 through July 2007, when he assumed the duties of president. Prior to joining Gladstone Mr. Stelljes served as a managing member of St. John's Capital, a vehicle used to make private equity investments. From 1999 to 2001, Mr. Stelljes was a co-founder and managing member of Camden Partners and Cahill Warnock & Company, private equity firms which finance high growth companies in the communications, education, healthcare, and business services sectors. From 1997 to 1999, Mr. Stelljes was a managing director and partner of Columbia Capital, a venture capital firm focused on investments in communications and information technology. From 1989 to 1997, Mr. Stelljes held various positions, including executive vice president and principal, with the Allied companies. Mr. Stelljes currently serves as a general partner and investment committee member of Patriot Capital, a private equity fund, and serves on the board of Intrepid Capital Management, a money management firm. He is also a former board member and regional president of the National Association of Small Business Investment Companies. Mr. Stelljes holds an MBA from the University of Virginia and a BA in Economics from Vanderbilt University.

Executive Officers Who Are Not Directors

        Harry T. Brill, Jr.    Mr. Brill has served as our chief financial officer since June 2005 and served as treasurer from inception until April 2006. Mr. Brill has served as chief financial officer of our Adviser since its inception. Mr. Brill has also served as chief financial officer of Gladstone Commercial since February 2003 and as treasurer from inception until April 2006. Mr. Brill has also served as chief financial officer of Gladstone Capital since May 2001 and as treasurer from inception until April 2006. From 1995 to April 2001, Mr. Brill served as a personal financial advisor. From 1975 to 1995, Mr. Brill held various positions, including treasurer, chief accounting officer, and controller with Allied Capital Corporation where Mr. Brill was responsible for all of the accounting work for Allied Capital and its family of funds. Mr. Brill received his degree in accounting from Ben Franklin University.

        Gary Gerson.    Mr. Gerson has served as our treasurer since April 2006. Mr. Gerson has also served as treasurer of Gladstone Capital and Gladstone Commercial since April 2006 and of our Adviser since May 2006. From 2004 to early 2006, Mr. Gerson was Assistant Vice President of Finance at the Bozzuto Group, a real estate developer, manager and owner, where he was responsible for the financing of multi-family and for-sale residential projects. From 1995 to 2004 he held various finance positions, including Director, Finance from 2000 to 2004, at PG&E National Energy Group where he led, and assisted in, the financing of power generation assets. Mr. Gerson holds an MBA from the Yale School of Management, a B.S. in mechanical engineering from the U.S. Naval Academy, and is a CFA charter holder.

Employment Agreements

        We are not a party to any employment agreements. Messrs. Gladstone, Brubaker and Stelljes have entered into employment agreements with our Adviser, whereby they are direct employees of our Adviser. The employment agreement of Mr. Stelljes provides for his nomination to serve as our president and chief investment officer.

Director Independence

        As required under the Nasdaq Global Select Market, or Nasdaq, listing standards, our Board of Directors annually determines each director's independence. The Nasdaq listing standards provide that a director of a business development company is considered to be independent if he or she is not an "interested person" of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an "interested person" to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

        Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and Gladstone Investment, our senior management and our independent registered public accounting firm and their respective affiliates, our Board of Directors affirmatively has determined that all of our directors are independent directors within the meaning of the applicable Nasdaq listing standards and are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act, except for Mr. Gladstone, our chairman and chief executive officer, Mr. Brubaker, our vice chairman, chief operating officer and secretary and Mr. Stelljes, our president and chief investment officer.

Committees of Our Board of Directors

        Executive Committee.    Membership of our executive committee is comprised of Messrs. Gladstone, Brubaker and Parker. The executive committee has the authority to exercise all powers of our Board of Directors except for actions that must be taken by the full Board of Directors under the Maryland General Corporation Law, including electing our chairman and president. Mr. Gladstone serves as chairman of the executive committee. The executive committee did not meet during the last fiscal year.

        Audit Committee.    The members of the audit committee are Messrs. Parker and Dullum and Ms. English, and Messrs. Adelgren and Coulon serve as alternate members of the committee. Alternate members of the audit committee serve only in the event of an absence of a regular committee member. Mr. Parker serves as chairman of the audit committee. Each member and alternate member of the audit committee is an "independent director" as defined by Nasdaq rules and our own standards, and none of the members or alternate members of the audit committee are "interested persons" as defined in Section 2(a)(19) of the 1940 Act. The Board has unanimously determined that all members and alternate members of the audit committee qualify as "audit committee financial experts" within the meaning of the SEC rules and regulations. In addition, the Board has unanimously determined that all audit committee members and alternate members are financially literate under current Nasdaq rules and that at least one member has financial management expertise. The audit committee operates pursuant to a written charter and is primarily responsible for oversight of our financial statements and controls, assessing and ensuring the independence, qualifications and performance of the independent registered public accounting firm, approving the independent registered public accounting firm services and fees and reviewing and approving our annual audited financial statements before issuance, subject to board approval. The audit committee met eight times during the last fiscal year.

        Compensation Committee.    The members of the compensation committee are Messrs. Coulon, Outland and Mead, each of whom is independent for purposes of the 1940 Act and The Nasdaq Global Select Market listing standards. Mr. Coulon serves as chairman of the compensation committee. The compensation committee operates pursuant to a written charter and conducts periodic reviews of our

Advisory Agreement and our Administration Agreement to evaluate whether the fees paid to our Adviser under the Advisory Agreement, and the fees paid to our Administrator under the Administration Agreement, respectively, are in the best interests of us and our stockholders. The committee considers in such periodic reviews, among other things, whether the salaries and bonuses paid to our executive officers by our Adviser and our Administrator are consistent with our compensation philosophies and the performance of our Adviser, are reasonable in relation to the nature and quality of services performed, and whether the provisions of the Advisory and Administration Agreements are being satisfactorily performed. The compensation committee met four times during the last fiscal year.

        Ethics, Nominating, and Corporate Governance Committee.    The members of the ethics, nominating, and corporate governance committee are Messrs. Adelgren and Coulon, each of whom is independent for purposes of the 1940 Act and The Nasdaq Global Select Market listing standards. Mr. Adelgren serves as chairman of the ethics, nominating, and corporate governance committee. The ethics, nominating, and corporate governance committee operates pursuant to a written charter and is responsible for selecting, researching, and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board or a committee of the board, developing and recommending to the board a set of corporate governance principles, and overseeing the evaluation of the board and our management. The committee is also responsible for our Code of Business Conduct and Ethics. The committee met four times during the last fiscal year.

        Nominations for election to our Board of Directors may be made by our Board of Directors, or by any stockholder entitled to vote for the election of directors. Although there is not a formal list of qualifications, in discharging its responsibilities to nominate candidates for election to our Board of Directors, the ethics, nominating and corporate governance committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age, having business experience, and possessing high moral character. In nominating candidates to fill vacancies created by the expiration of the term of a member, the committee's process for identifying and evaluating nominees includes reviewing such directors' overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with us during their term. In addition, the committee may consider recommendations for nomination from any reasonable source, including officers, directors and stockholders of our company according to the foregoing standards.

        Nominations made by stockholders must be made by written notice (setting forth the information required by our bylaws) received by the secretary of our company at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to our stockholders.

        Meetings.    During the fiscal year ended March 31, 2007, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he or she served.

Compensation of Directors

Summary of Compensation

        The following table shows, for the fiscal year ended March 31, 2007, compensation awarded to or paid to our directors who are not executive officers, which we refer to as our non-employee directors for all services rendered to us during this period. No compensation is paid to directors who are our executive officers for their service on the Board of Directors. No information has been provided with respect to our executive officers because our executive officers are employees of our Adviser or our Administrator and do not receive any direct compensation from us. We do not issue stock options and therefore have no information to report relating to stock option grants and exercises for our three highest paid executive officers.

Name of Person, Position	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Securities Underlying Options	Total Compensation from Company Paid to Directors
Paul W. Adelgren Director	$28,000	$0	0	$28,000
Maurice W. Coulon Director	$30,000	$0	0	$30,000
David A.R. Dullum Director	$31,000	$0	0	$31,000
Michela A. English Director	$31,000	$0	0	$31,000
John H. Outland Director	$27,000	$0	0	$27,000
Anthony W. Parker Director	$33,000	$0	0	$33,000
Gerard Mead Director	$27,000	$0	0	$27,000

Compensation of Directors

        As compensation for serving on the Board during the fiscal year ended March 31, 2007, each of the non-employee directors received an annual fee of $20,000, a Board meeting fee of $1,000 per each meeting of the Board attended, and an additional $1,000 committee meeting fee for attending each committee meeting if such committee meeting took place on a day other than when the full Board met. In addition, the audit committee chairman received an annual fee of $3,000, and the chairmen of each of the compensation and ethics, nominating and corporate governance committees received annual fees of $1,000. We also reimbursed our directors for reasonable out-of-pocket expenses incurred in connection with their services, including those incurred for attendance at meetings of the Board and its committees. During the fiscal year ended March 31, 2007, the total cash compensation paid to non-employee directors was $207,000.

Deferred Compensation Plan

        On July 11, 2006, we adopted the Joint Directors Nonqualified Excess Plan of Gladstone Commercial Corporation, Gladstone Capital Corporation and Gladstone Investment Corporation, which we refer to as the Deferred Compensation Plan. Effective January 1, 2007, the Deferred Compensation Plan provides our non-employee directors the opportunity to voluntarily defer director fees on a pre-tax basis, and to invest such deferred amounts in self-directed investment accounts. The Deferred Compensation Plan does not allow us to make discretionary contributions to the account of any director.

Certain Transactions

  Investment Advisory And Management Agreement

Management Services

        Our Adviser is a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Subject to the overall supervision of our Board of Directors, our

Adviser provides investment advisory and management services to us. Under the terms of our Advisory Agreement, our Adviser has investment discretion with respect to our capital and, in that regard:

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  determines the composition of our portfolio, the nature and timing of the changes to our portfolio, and the manner of implementing such changes;

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  identifies, evaluates, and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

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  closes and monitors the investments we make; and

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  makes available on our behalf, and provides if requested, managerial assistance to our portfolio companies.

        Our Adviser's services under the Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Portfolio Management

        Our Adviser takes a team approach to portfolio management; however, the following persons are primarily responsible for the day-to-day management of our portfolio and comprise our Adviser's investment committee: David Gladstone, Terry Lee Brubaker and George Stelljes III, whom we refer to collectively as the Portfolio Managers. Our investment decisions are made on our behalf by the investment committee of our Adviser by unanimous decision.

        Mr. Gladstone is the chairman and the chief executive officer of the Adviser, since he founded the Adviser in 2002, along with Mr. Brubaker and Mr. Stelljes. Mr. Brubaker has served as the vice chairman, chief operating officer and secretary of the Adviser since 2002. Mr. Stelljes has served as the president and chief investment officer of the Adviser since 2002. For more complete biographical information on Messrs. Gladstone, Brubaker and Stelljes, please see "Management—Interested Directors."

        The Portfolio Managers are all officers or directors, or both, of our Adviser and our Administrator. David Gladstone is the controlling stockholder of our Adviser, which is the sole member of our Administrator. Although we believe that the terms of the Advisory Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms' length transactions, our Adviser and, its officers and its directors have a material interest in the terms of this agreement. Based on an analysis of publicly available information, the Board believes that the terms and the fees payable under the Advisory Agreement are similar to those of the agreements of other business development companies that do not have equity incentive plans with their external investment advisers.

        Our Adviser provides investment advisory services to other investment funds in the Gladstone Companies. As such, the Portfolio Managers also are primarily responsible for the day-to-day management of the portfolios of other pooled investment vehicles in the Gladstone Companies that are managed by the Adviser. As of the date hereof, Messrs. Gladstone, Brubaker, and Stelljes are primarily responsible for the day-to-day management of the portfolios of Gladstone Capital Corporation, another publicly-traded business development company, Gladstone Commercial Corporation, a publicly-traded real estate investment trust, and Gladstone Land Corporation, a private company controlled by Mr. Gladstone that owns farmland in California. As of September 30, 2007, the Adviser had an aggregate of approximately $1,118.4 million in total assets under management.

Possible Conflicts of Interest

        Our Portfolio Managers provide investment advisory services and serve as officers, directors or principals of the other Gladstone Companies, which operate in the same or a related line of business as we do. Accordingly, they have corresponding obligations to investors in those entities. For example, Mr. Gladstone, our chairman and chief executive officer, is chairman of the board and chief executive officer of the Adviser, Gladstone Capital, Gladstone Commercial, and Gladstone Land with management responsibilities for the other members of the Gladstone Companies. In addition, Mr. Brubaker, our vice chairman, chief operating officer and secretary, is vice chairman, chief operating officer and secretary of the Adviser, Gladstone Capital and Gladstone Commercial, and Mr. Stelljes, our president and chief investment officer, is president and chief investment officer of the Adviser, Gladstone Capital and Gladstone Commercial. Moreover, we may establish other investment vehicles which from time to time may have potentially overlapping investment objectives with those of Gladstone Capital and accordingly may invest in, whether principally or secondarily, asset classes similar to those targeted by us. While the Adviser generally has broad authority to make investments on behalf of the investment vehicles that it advises, our Adviser has adopted investment allocation procedures to address these potential conflicts and intends to direct investment opportunities to the member of the Gladstone Companies with the investment strategy that most closely fits the investment opportunity. Nevertheless, the Portfolio Managers may face conflicts in the allocation of investment opportunities to other entities managed by our Adviser. As a result, it is possible that certain investment opportunities may not be available to other members of the Gladstone Companies or investment funds managed by our Adviser. When the officers of the Adviser identify an investment, they will be forced to choose which investment fund should make the investment in accordance with their investment allocation procedures.

        Our affiliate, Gladstone Commercial, may lease property to portfolio companies that we do not control under certain circumstances. We may pursue such transactions only if (i) the portfolio company is not controlled by us or any of our affiliates, (ii) the portfolio company satisfies the tenant underwriting criteria that meets the lease underwriting criteria of Gladstone Commercial, and (iii) the transaction is approved by a majority of our independent directors and a majority of the independent directors of Gladstone Commercial. We expect that any such negotiations between Gladstone Commercial and our portfolio companies would result in lease terms consistent with the terms that the portfolio companies would be likely to receive were they not portfolio companies of ours. Additionally, we may make simultaneous investments in senior syndicated loans with our affiliate, Gladstone Capital. In this regard, our Adviser has adopted allocation procedures designed to ensure fair and equitable allocations of such investments.

Portfolio Manager Compensation

        The Portfolio Managers receive compensation from our Adviser in the form of a base salary plus a bonus. Each of the Portfolio Managers' base salaries is determined by a review of salary surveys for persons with comparable experience who are serving in comparable capacities in the industry. Each Portfolio Manager's base salary is set and reviewed yearly. Like all employees of the Adviser, a Portfolio Manager's bonus is tied to the performance of the Adviser and the entities that it advises. A Portfolio Manager's bonus increases or decreases when the Adviser's income increases or decreases. The Adviser's income, in turn, is directly tied to the management and performance fees earned in managing its investment funds, including the Company. Pursuant to the investment advisory and management agreement between the Adviser and the Company, the Adviser receives an incentive fee based on net investment income in excess of the hurdle rates and capital gains as set out in the investment advisory and management agreement.

        All compensation of the Portfolio Managers from the Adviser takes the form of cash. Each of the Portfolio Managers may elect to defer some or all of his bonus through the Adviser's deferred compensation plan. The Portfolio Managers are also portfolio managers for other members of the Gladstone Companies, two of which (Gladstone Capital and Gladstone Commercial) have had stock option plans through which the Portfolio Managers have previously received options to purchase stock of those entities. However, Gladstone Capital terminated its stock option plan effective September 30, 2006 and Gladstone Commercial terminated its stock option plan effective December 31, 2006. These plan terminations were effected in connection with the implementation of new advisory agreements between each of Gladstone Capital and Gladstone Commercial with our Adviser, which have been approved by their respective stockholders. All outstanding, unexercised options under the Gladstone Capital plan were terminated effective September 30, 2006, and all outstanding, unexercised options under the Gladstone Commercial plan were terminated effective December 31, 2006.

Fees under the Investment Advisory and Management Agreement

        In accordance with the Advisory Agreement, we pay our Adviser fees, as compensation for its services, consisting of a base management fee and an incentive fee.

        The base management fee is computed and payable quarterly and is assessed at an annual rate of 2.0% and was initially computed on the basis of the average value of our gross invested assets at the end of the two most recently completed quarters, which were total assets less the cash proceeds and cash and cash equivalent investments from the proceeds of our initial public offering that were not invested in debt and equity securities of portfolio companies. Beginning on January 1, 2007, the base management fee is assessed at an annual rate of 2.0% computed on the basis of the average value of our gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. This new calculation was originally scheduled to begin in periods after March 31, 2006; however, our Board of Directors accepted voluntary waivers from our Adviser that allowed the initial calculation of the base management fee to be effective through December 31, 2006.

        On April 11, 2007, our Board of Directors accepted a voluntary waiver from the Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5% to the extent that proceeds resulting from borrowings under our credit facility were used to purchase such syndicated loan participations. This waiver remains in effect and was applied through September 30, 2007.

        When our Adviser receives fees from our portfolio companies, such as investment banking fees, structuring fees or executive recruiting services fees, 50% of certain of these fees will be credited against the base management fee that we would otherwise be required to pay to our Adviser.

        In addition, our Adviser services the loans held by Business Investment, in return for which our Adviser receives a 2.0% annual fee based on the monthly aggregate balance of loans held by Business Investment. Since we own these loans, all loan servicing fees paid to our Adviser are treated as reductions against the 2.0% base management fee. Overall, the base management fee due to our Adviser cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year.

        The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards our Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the "hurdle rate"). We pay our Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

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  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

        The second part of the incentive fee is a capital gains incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to our Adviser, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since our inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio.

        During the six months ended September 30, 2007, we received a net base management fee credit of $74,275 from our Adviser under the Advisory Agreement. During the fiscal year ended March 31, 2007, we paid total fees of approximately $1,535,533 to our Adviser under the Advisory Agreement and approximately $526,595 to our Administrator under the Administration Agreement. For the period June 22, 2005 (commencement of operations) to March 31, 2006, we paid total fees of approximately $360,771 to our Adviser under the Advisory Agreement and approximately $288,471 to our Administrator under the Administration Agreement.

Duration and Termination

        Unless terminated earlier as described below, the Advisory Agreement will remain in effect from year to year if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement may be terminated by either party without penalty upon 60 days' written notice to the other. See "Risk Factors—We are dependent upon our key management personnel and the key management personnel of our Adviser for our future success and the continued operations of our Adviser, particularly David Gladstone, George Stelljes III and Terry Lee Brubaker."

  Administration Agreement

        Pursuant to the Administration Agreement, our Administrator furnishes us with clerical, bookkeeping and record keeping services and our Administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our Administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns, the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our Administrator's overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the salaries and benefits expenses of our chief financial officer, chief compliance officer, controller, treasurer and their respective staffs.

        Based on an analysis of publicly available information, the Board believes that the terms and the fees payable under the Administration Agreement are similar to those of the agreements of other business development companies that do not have equity incentive plans with their external investment advisers.

        David Gladstone, Terry Lee Brubaker, George Stelljes III, Harry Brill and Gary Gerson are all officers or directors, or both, of our Adviser and our Administrator. David Gladstone is the controlling stockholder of our Adviser, which is the sole member of our Administrator. Although we believe that the terms of the Administration Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms' length transactions, our Adviser and its officers and its directors have a material interest in the terms of this agreement.

  Loan Servicing Agreement

        Our Adviser services our loan portfolio pursuant to a loan servicing agreement with our wholly-owned subsidiary, Business Investment, in return for a 2.0% annual fee, based on the monthly aggregate outstanding loan balance of the loans pledged under our credit facility. Effective in April 2006, our Adviser's board of directors voted to reduce the portion of the 2.0% annual fee to 0.5% for senior syndicated loans. Loan servicing fees paid to our Adviser under this agreement directly reduce the amount of fees payable under the Advisory Agreement. Loan servicing fees of $1,568,854 and $2,454,069 were incurred for the fiscal year ended March 31, 2007 and the six months ended September 30, 2007, respectively, all of which were directly credited against the amount of the base management fee due to our Adviser under the Advisory Agreement. No loan servicing fees were incurred for the period June 22, 2005 (commencement of operations) to March 31, 2006.

Indemnification

        The Advisory Agreement and the Administration Agreement each provide that, absent willful misfeasance, bad faith, or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our Adviser and our Administrator, as applicable, and their respective officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs, and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser's services under the Advisory Agreement or otherwise as an investment adviser of us and from the rendering of our Administrator's services under the Administration Agreement or otherwise as an administrator for us, as applicable.

        In our certificate of incorporation and bylaws, we have also agreed to indemnify certain officers and directors by providing, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or other agent, to the fullest extent permitted under Delaware law and our bylaws. Notwithstanding the foregoing, the indemnification provisions shall not protect any officer or director from liability to us or our stockholders as a result of any action that would constitute willful misfeasance, bad faith or gross negligence in the performance of such officer's or director's duties, or reckless disregard of his or her obligations and duties.

  License Agreement

        We have entered into a license agreement with our Adviser pursuant to which our Adviser has granted us a non-exclusive license to use the name "Gladstone" and the Diamond G logo. Under this agreement, we have the right to use the "Gladstone" name and the Diamond G logo for so long as our Adviser remains our investment adviser. Other than with respect to this limited license, we have no legal right to use either the "Gladstone" name or the Diamond G logo.

        The license agreement requires us to pay to our Adviser a royalty fee of $1 per quarter for the use of the "Gladstone" name and the Diamond G logo. The amount of the licensing fee is to be negotiated every year by our compensation committee and approved by a majority of our independent directors. Effective at the beginning of the next contract term on March 29, 2008, the fee will increase to $10 per quarter as a result of our last negotiation. The license arrangement will terminate in the event that our Adviser is no longer our adviser.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        The following table sets forth, as of December 31, 2007 (unless otherwise indicated), the beneficial ownership of each current director, each of the executive officers, the executive officers and directors as a group and each stockholder known to our management to own beneficially more than 5% of the outstanding shares of common stock. Except as otherwise noted, the address of the individuals below is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 200, McLean, VA 22102. We are not part of a "family of investment companies," as that term is defined in the 1940 Act.

	Beneficial Ownership(1)
Name and Address	Number of Shares	Percent of Total	Dollar Range of Equity Securities of the Company Owned by Directors and Executive Officers(2)	Aggregate Dollar Range of Equity Securities of all Funds by Directors and Executive Officers in Family of Investment Companies(2)(3)
Executive Officers and Directors:
David Gladstone	126,333	*	Over $100,000	Over $100,000
Terry Lee Brubaker(4)	10,755	*	Over $100,000	Over $100,000
George Stelljes III	13,723	*	Over $100,000	Over $100,000
Harry T. Brill, Jr.	836	*	$1,000-$10,000	Over $100,000
Gary Gerson(5)	434	*	$1,000-$10,000	$10,001-$50,000
Anthony W. Parker	4,013	*	$10,001-$50,000	Over $100,000
David A.R. Dullum(6)	9,077	*	$50,001-$100,000	Over $100,000
Michela A. English	1,000	*	$1,000-$10,000	$50,001-$100,000
Paul Adelgren	1,050	*	$10,001-$50,000	$10,001-$50,000
Maurice Coulon	0	*	None	$10,001-$50,000
John H. Outland	1,043	*	$10,001-$50,000	$10,001-$50,000
Gerard Mead	1,044	*	$10,001-$50,000	$50,001-$100,000
All executive officers and directors as a group (12 persons)	169,308	1.0%	N/A	N/A
Other Stockholders:
Burgundy Asset Management Ltd.(7) 181 Bay Street, Suite 4510 Toronto, Ontario M5J 2T3	1,478,452	8.9%	N/A	N/A

*
Less than 1%

(1)
This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and sole investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 16,560,100 shares outstanding on December 31, 2007.

(2)
Ownership calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act. The dollar range of our equity securities beneficially owned is calculated by multiplying the closing price of Common Stock as reported on The Nasdaq Global Select Market as of December 31, 2007, times the number of shares beneficially owned.

(3)
Each of our directors and executive officers is also a director or executive officer, or both, of Gladstone Capital Corporation, our affiliate and a business development company, and Gladstone

  Commercial Corporation, our affiliate and a real estate investment trust, each of which is also externally managed by our Adviser.

(4)
Includes 2,000 shares held by Mr. Brubaker's spouse.

(5)
Includes 334 shares held by Mr. Gerson's spouse.

(6)
Includes 1,000 shares held by Mr. Dullum's spouse.

(7)
This information has been obtained from a Schedule 13G filed by Burgundy Asset Management Ltd., which we refer to as Burgundy, with the SEC on February 12, 2008. According to the Schedule 13G, Burgundy had sole voting and dispositive power with respect to all 1,478,452 shares reported as beneficially owned.

DIVIDEND REINVESTMENT PLAN

        We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders upon their election as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have "opted in" to our dividend reinvestment plan will not receive cash dividends but, instead, such cash dividends will automatically be reinvested in additional shares of our common stock.

        Pursuant to our dividend reinvestment plan, if your shares of our common stock are registered in your own name you can have all distributions reinvested in additional shares of our common stock by The Bank of New York, the plan agent, if you enroll in the dividend reinvestment plan by delivering an authorization form to the plan agent prior to the corresponding dividend declaration date. The plan agent will effect purchases of our common stock under the dividend reinvestment plan in the open market. If you do not elect to participate in the dividend reinvestment plan, you will receive all distributions in cash paid by check mailed directly to you (or if you hold your shares in street or other nominee name, then to your nominee) as of the relevant record date, by the plan agent, as our dividend disbursing agent. If your shares are held in the name of a broker or nominee or if you are transferring such an account to a new broker or nominee, you should contact the broker or nominee to determine whether and how they may participate in the dividend reinvestment plan.

        The plan agent serves as agent for the holders of our common stock in administering the dividend reinvestment plan. After we declare a dividend, the plan agent will, as agent for the participants, receive the cash payment and use it to buy common stock on the Nasdaq Global Select Market or elsewhere for the participants' accounts. The price of the shares will be the average market price at which such shares were purchased by the plan agent.

        Participants in the dividend reinvestment plan may withdraw from the dividend reinvestment plan upon written notice to the plan agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective the day after the related dividend distribution date. When a participant withdraws from the dividend reinvestment plan or upon termination of the dividend reinvestment plan as provided below, certificates for whole shares of common stock credited to his or her account under the dividend reinvestment plan will be issued and a cash payment will be made for any fractional share of common stock credited to such account.

        The plan agent will maintain each participant's account in the dividend reinvestment plan and will furnish monthly written confirmations of all transactions in such account, including information needed by the stockholder for personal and tax records. Common stock in the account of each dividend reinvestment plan participant will be held by the plan agent in non-certificated form in the name of such participant. Proxy materials relating to our stockholders' meetings will include those shares purchased as well as shares held pursuant to the dividend reinvestment plan.

        In the case of participants who beneficially own shares that are held in the name of banks, brokers or other nominees, the plan agent will administer the dividend reinvestment plan on the basis of the number of shares of common stock certified from time to time by the record holders as the amount held for the account of such beneficial owners. Shares of our common stock may be purchased by the plan agent through any of the underwriters, acting as broker or dealer.

        We pay the plan agent's fees for the handling or reinvestment of dividends and other distributions. Each participant in the dividend reinvestment plan pays a pro rata share of brokerage commissions incurred with respect to the plan agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting distributions.

        Distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of distributions pursuant to the dividend reinvestment plan will not relieve participants of any U.S. federal income tax or state income tax that may be payable or required to be withheld on such distributions. For more information regarding taxes that our stockholders may be required to pay, see "Material U.S. Federal Income Tax Considerations."

        Experience under the dividend reinvestment plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the dividend reinvestment plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the dividend reinvestment plan at least 90 days before the record date for the distribution. The dividend reinvestment plan also may be amended or terminated by the plan agent with our prior written consent, on at least 90 days' written notice to participants in the dividend reinvestment plan. All correspondence concerning the reinvestment plan should be directed to the plan agent, The Bank of New York, by mail at 101 Barclay Street, Suite 11E, New York, New York 10286 or by phone at 800-274-2944.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, regulated investment companies, dealers in securities, pension plans and trusts, financial institutions, and those who hold our common stock as part of a straddle, conversion or other risk-reduction strategy. This summary assumes that investors hold our common stock as capital assets. The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, which we refer to as the IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

Regulated Investment Company Status

        In order to maintain the qualification for treatment as a RIC under Subchapter M of the Code, we must distribute to our stockholders, for each taxable year, at least 90% of our investment company taxable income, which is generally our ordinary income plus short-term capital gains. We refer to this as the annual distribution requirement. We must also meet several additional requirements, including:

  •
  Income source requirements.    At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities loans, gains from sales or other dispositions of securities or other income derived with respect to our business of investing in securities, and net income derived from an interest in a qualified publicly traded partnership, and

  •
  Asset diversification requirements.    As of the close of each quarter of our taxable year: (1) at least 50% of the value of our assets must consist of cash, cash items, U.S. government securities, the securities of other regulated investment companies and other securities to the extent that (a) we do not hold more than 10% of the outstanding voting securities of an issuer of such other securities and (b) such other securities of any one issuer do not represent more than 5% of our total assets, and (2) no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

        Failure to Qualify as a RIC.    If we are unable to qualify for treatment as a RIC, we will be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would we be required to make such distributions. Distributions would be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and then as a gain realized from the sale or exchange of property. If we fail to meet the RIC requirements for more than two consecutive years and then seek to requalify as a RIC, we would be required to recognize a gain to the extent of any unrealized appreciation on our assets unless we make a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period. Absent such special election, any gain we recognized would be deemed distributed to our stockholders as a taxable distribution.

        Qualification as a RIC.    If we qualify as a RIC and distribute to stockholders each year in a timely manner at least 90% of our investment company taxable income, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to stockholders. We would, however, be subject to a 4% nondeductible federal excise tax if we do not distribute, actually or on a deemed basis, 98% of our income, including both ordinary income and capital gains. The excise tax would apply only to the amount by which 98% of our income exceeds the amount of income we distribute, actually or on a deemed basis, to stockholders. We will be subject to regular corporate income tax, currently at rates up to 35%, on any undistributed income, including both ordinary income and capital gains. We intend to retain some or all of our capital gains, but to designate the retained amount as a deemed distribution. In that case, among other consequences, we will pay tax on the retained amount, each stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the stockholder and the stockholder will be entitled to claim a credit or refund equal to its allocable share of the tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the stockholder's cost basis for its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend and such excess may be claimed as a credit or refund against the stockholder's other tax obligations. A stockholder that is not subject to U.S. federal income tax or tax on long-term capital gains would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to the stockholders prior to the expiration of 60 days after the close of the relevant tax year. We will also be subject to alternative minimum tax, but any tax preference items would be apportioned between us and our stockholders in the same proportion that dividends, other than capital gain dividends, paid to each stockholder bear to our taxable income determined without regard to the dividends paid deduction.

        If we acquire debt obligations that were originally issued at a discount, which would generally include loans we make that are accompanied by warrants, that bear interest at rates that are not either fixed rates or certain qualified variable rates or that are not unconditionally payable at least annually over the life of the obligation, we will be required to include in taxable income each year a portion of the OID that accrues over the life of the obligation. Such OID will be included in our investment company taxable income even though we receive no cash corresponding to such discount amount. As a result, we may be required to make additional distributions corresponding to such OID amounts in order to satisfy the annual distribution requirement and to continue to qualify as a RIC or to avoid the 4% excise tax. In this event, we may be required to sell temporary investments or other assets to meet the RIC distribution requirements. Through September 30, 2007, we incurred no OID income.

Taxation of Our U.S. Stockholders

        Distributions.    For any period during which we qualify for treatment as a RIC for federal income tax purposes, distributions to our stockholders attributable to our investment company taxable income generally will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits. Any distributions in excess of our earnings and profits will first be treated as a nontaxable return of the stockholder's tax basis in his or her shares of our common stock and any distributions in excess of the stockholder's tax basis in such shares will be treated as a gain from the sale of such shares. Although distributions constituting a return of the stockholder's tax basis may not be taxable, such distributions may increase an investor's tax liability for capital gains upon sale of our shares. Distributions of our long-term capital gains, designated by us as such, will be taxable to stockholders as long-term capital gains regardless of the stockholder's holding period for its common stock and whether the distributions are paid in cash or invested in additional common stock. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income, but not with respect to capital gain dividends to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations. Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the stockholders on December 31 of the previous year. In addition, we may elect to relate a dividend back to the prior taxable year if we (1) declare such dividend prior to the due date for filing our return for that taxable year, (2) make the election in that return, and (3) distribute the amount in the 12-month period following the close of the taxable year but not later than the first regular dividend payment following the declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a dividend in the taxable year in which the distribution is made, subject to the October, November, December rule described above.

        In general, the tax rates applicable to our dividends other than dividends designated as capital gain dividends will be the standard ordinary income tax rates, and not the lower federal income tax rate applicable to "qualified dividend income." If we distribute dividends that are attributable to actual dividend income received by us that is eligible to be, and is, designated by us as qualified dividend income, such dividends would be eligible for such lower federal income tax rate. For this purpose,

"qualified dividend income" means dividends received by us from United States corporations and qualifying foreign corporations, provided that both we and the stockholder recipient of our dividend satisfy certain holding period and other requirements in respect of our shares (in the case of our stockholder) and the stock of such corporations (in our case). However, we do not anticipate receiving or distributing a significant amount of qualified dividend income.

        If a stockholder participates in our dividend reinvestment plan, (see "Dividend Reinvestment Plan") any distributions reinvested under the plan will be taxable to the stockholder to the same extent, and with the same character, as if the stockholder had received the distribution in cash. The stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the stockholder's account.

        Sale of our Shares.    A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. For taxable years beginning before January 1, 2011, individual U.S. stockholders are subject to a maximum federal income tax rate of 15% on their net capital gain ( i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the same rates applied to their ordinary income (currently up to a maximum of 35%). Capital losses are subject to limitations on use for both corporate and non-corporate stockholders.

        Backup Withholding.    We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is generally his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's federal income tax liability, provided that proper information is provided to the IRS.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

        We are a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under Section 54 of the 1940 Act. As such, we are subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

        We intend to conduct our business so as to retain our status as a business development company. A business development company may use capital provided by public stockholders and from other sources to invest in long-term private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies. In general, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1) or (2) below.

Qualifying Assets

        Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The types of qualifying assets in which we may invest under the 1940 Act include, but are not limited to, the following:

          (1)   Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is generally defined in the 1940 Act as any issuer which:

            (a)   is organized under the laws of, and has its principal place of business in, any State or States in the United States;

            (b)   is not an investment company (other than a small business investment company wholly owned by the business development company); and

            (c)   satisfies one of the following:

                (i)  it does not have any class of securities with respect to which a broker or dealer may extend margin credit;

               (ii)  it is controlled by the business development company and for which an affiliate of the business development company serves as a director;

              (iii)  it has total assets of not more than $4 million and capital and surplus of not less than $2 million; or

              (iv)  it does not have any class of securities listed on a national securities exchange.

          (2)   Securities received in exchange for or distributed on or with respect to securities described in (1) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

          (3)   Cash, cash items, government securities or high quality debt securities maturing in one year or less from the time of investment.

Asset Coverage

        We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least 200% immediately after each such issuance. In addition, while senior securities are outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or distribution is made with respect to our common stock or before any purchase of common stock is made, the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.

Significant Managerial Assistance

        For portfolio securities to be qualifying assets for the 70% test described above, the business development company must either exercise a controlling influence over the issuer of the securities or must make available to the issuer of the securities significant managerial assistance. However, with respect to certain, but not all such securities, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance, or the business development company may exercise such control jointly. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Investment Policies

        We seek to achieve a high level of current income and capital gains through investments in debt securities and preferred and common stock that we acquire in connection with buyouts and other recapitalizations. The following investment policies, along with these investment objectives, may not be changed without the approval of our Board of Directors.

        We will at all times conduct our business so as to retain our status as a business development company. In order to retain that status, we may not acquire any assets (other than non-investment assets necessary and appropriate to our operations as a business development company) if, after giving effect to such acquisition, the value of our "qualifying assets" is less than 70% of the value of our total assets. We anticipate that the securities we seek to acquire, as well as temporary investments, will generally be qualifying assets.

        We will at all times endeavor to conduct our business so as to retain our status as a regulated investment company under the 1940 Act. In order to do so, we must meet income source, asset diversification and annual distribution requirements. We may issue senior securities, such as debt or preferred stock, to the extent permitted by the 1940 Act for the purpose of making investments, to fund share repurchases, or for temporary emergency or other purposes.

DESCRIPTION OF OUR SECURITIES

        Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share (our common stock and our preferred stock are collectively referred to as Capital Stock).

        The following description is a summary based on relevant provisions of our certificate of incorporation and bylaws and the Delaware General Corporation Law. This summary does not purport to be complete and is subject to, and qualified in its entirety by the provisions of our certificate of incorporation and bylaws, as amended, and applicable provisions of the Delaware General Corporation Law.

Common Stock

        All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Gladstone Investment, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

        Our certificate of incorporation gives the Board of Directors the authority, without further action by stockholders, to issue up to 10,000,000 shares of preferred stock in one or more series and to fix the rights, preferences, privileges, qualifications and restrictions granted to or imposed upon such preferred stock, including dividend rights, conversion rights, voting rights, rights and terms of redemption, and liquidation preference, any or all of which may be greater than the rights of the common stock. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The issuance of preferred stock could adversely affect the voting power of holders of common stock and reduce the likelihood that such holders will receive dividend payments and payments upon liquidation, and could also decrease the market price of our common stock.

        You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We have no present plans to issue any shares of our preferred stock, but believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of our preferred stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

Subscription Rights

General

        We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting arrangement with one or more underwriters pursuant to which such underwriters would purchase any offered securities remaining unsubscribed after such subscription rights offering to the extent permissible under applicable law. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

        The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

  •
  the period of time the offering would remain open (which in no event would be less than fifteen business days);

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  the title of such subscription rights;

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  the exercise price for such subscription rights;

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  the ratio of the offering (which in no event would exceed one new share of common stock for each three rights held);

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  the number of such subscription rights issued to each stockholder;

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  the extent to which such subscription rights are transferable;

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  if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

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  the date on which the right to exercise such subscription rights shall commence, and the date on which such rights shall expire (subject to any extension);

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  the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

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  if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

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  any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

        Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

        Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting arrangements, as set forth in the applicable prospectus supplement.

Debt Securities

        Any debt securities that we issue may be senior or subordinated in priority of payment. We have no present plans to issue any debt securities. If we offer debt securities under this prospectus, we will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

CERTAIN PROVISIONS OF DELAWARE LAW AND OF OUR
CERTIFICATE OF INCORPORATION AND BYLAWS

        The following description of certain provisions of Delaware law and of our certificate of incorporation and bylaws, as amended, is only a summary. For a complete description, we refer you to the Delaware General Corporation Law, our certificate of incorporation and our bylaws. We have filed our amended and restated certificate of incorporation and bylaws, as amended, as exhibits to the registration statement of which this prospectus is a part.

Classified Board of Directors

        Pursuant to our bylaws, as amended, our Board of Directors is divided into three classes of directors. Directors of each class are elected for a three-year term, and each year one class of directors will be elected by the stockholders. The current terms of the Class I, Class II and Class III directors will expire in 2009, 2010 and 2008, respectively, and when their respective successors are duly elected and qualify. Any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies. We believe that classification of our Board of Directors helps to assure the continuity and stability of our business strategies and policies as determined by our directors. Holders of shares of our common stock have no right to cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the common stock are able to elect all of the successors of the class of directors whose terms expire at that meeting.

        Our classified board could have the effect of making the replacement of incumbent directors more time consuming and difficult. Because our directors may only be removed for cause, at least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of our Board of Directors. Thus, our classified board could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a tender offer or an attempt to change control of us or another transaction that might involve a premium price for our common stock that might be in the best interest of our stockholders.

Removal of Directors

        Any director may be removed only for cause by the stockholders upon the affirmative vote of at least two-thirds of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting shall indicate that the purpose, or one of the purposes, of the meeting is to determine if the director shall be removed.

Business Combinations

        Section 203 of the Delaware General Corporation Law generally prohibits "business combinations" between us and an "interested stockholder" for three years after the date of the transaction in which the person became an interested stockholder. In general, Delaware law defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling, or controlled by, the entity or person. These business combinations include:

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  Any merger or consolidation involving the corporation and the interested stockholder;

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  Any sale, transfer, pledge or other disposition involving the interested stockholder of 10% or more of the assets of the corporation;

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  Subject to exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder; or

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  The receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

        Section 203 permits certain exemptions from its provisions for transactions in which:

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  Prior to the date of the transaction, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

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  The interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding (a) shares owned by persons who are directors and also officers, and (b) shares owned by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

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  On or subsequent to the date of the transaction, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

Merger; Amendment of Certificate of Incorporation

        Under Delaware law, we will not be able to amend our certificate of incorporation or merge with another entity unless approved by the affirmative vote of stockholders holding at least a majority of the shares entitled to vote on the matter.

Term and Termination

        Our certificate of incorporation provides for us to have a perpetual existence. Pursuant to our certificate of incorporation, and subject to the provisions of any of our classes or series of stock then outstanding and the approval by a majority of the entire Board of Directors, our stockholders, at any meeting thereof, by the affirmative vote of a majority of all of the votes entitled to be cast on the matter, may approve a plan of liquidation and dissolution.

Advance Notice of Director Nominations and New Business

        Our bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to our Board of Directors and the proposal of business to be considered by stockholders at the annual meeting may be made only:

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  pursuant to our notice of the meeting;

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  by our Board of Directors; or

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  by a stockholder who was a stockholder of record both at the time of the provision of notice and at the time of the meeting who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in our bylaws.

        With respect to special meetings of stockholders, only the business specified in our notice of meeting may be brought before the meeting of stockholders and nominations of persons for election to our Board of Directors may be made only:

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  pursuant to our notice of the meeting;

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  by our Board of Directors; or

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  provided that our Board of Directors has determined that directors shall be elected at such meeting, by a stockholder who was a stockholder of record both at the time of the provision of notice and at the time of the meeting who is entitled to vote at the meeting and has complied with the advance notice provisions set forth in our bylaws.

Possible Anti-Takeover Effect of Certain Provisions of Delaware Law and of Our Certificate of Incorporation and Bylaws

        The business combination provisions of Delaware law, the provisions of our bylaws regarding the classification of our Board of Directors and the restrictions on the transfer of stock and the advance notice provisions of our bylaws could have the effect of delaying, deferring or preventing a transaction or a change in the control that might involve a premium price for holders of common stock or otherwise be in their best interest.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

        Our certificate of incorporation eliminates the liability of directors to the maximum extent permitted by Delaware law. In addition, our bylaws require us to indemnify our directors and executive officers, and allow us to indemnify other employees and agents, to the fullest extent permitted by law, subject to the requirements of the 1940 Act. Our bylaws obligate us to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The certificate of incorporation and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Delaware law requires a corporation to indemnify a present or former director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Delaware law permits a corporation to indemnify its present and former directors and officers, or any other person who is or was an employee or agent, or is or was serving at the request of a corporation as a director, officer, employee or agent of another entity, against liability for expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. In the case of a criminal proceeding, Delaware law further requires that the person to be indemnified have no reasonable cause to believe his or her conduct was unlawful. In the case of an action or suit by or in the right of a corporation to procure a judgment in its favor by reason of such person's service to the corporation, Delaware law provides that no indemnification shall be made with respect to any claim, issue or matter as to which such person has been adjudged liable to the corporation, unless and only to the extent that the court in which such an action or suit is brought determines, in view of all the circumstances of the case, that the person is fairly and reasonably entitled to indemnity. Insofar as certain members of our senior management team may from time to time serve, at the request of our Board of Directors, as directors of one or more of our portfolio companies, we may have indemnification obligations under our bylaws with respect to acts taken by our portfolio companies.

        Any payment to an officer or director as indemnification under our governing documents or applicable law or pursuant to any agreement to hold such person harmless is recoverable only out of our assets and not from our stockholders. Indemnification could reduce the legal remedies available to us and our stockholders against the indemnified individuals. This provision for indemnification of our directors and officers does not reduce the exposure of our directors and officers to liability under federal or state securities laws, nor does it limit a stockholder's ability to obtain injunctive relief or other equitable remedies for a violation of a director's or an officer's duties to us or to our stockholders, although these equitable remedies may not be effective in some circumstances.

        In addition to any indemnification to which our directors and officers are entitled pursuant to our certificate of incorporation and bylaws and the Delaware General Corporation Law, our certificate of incorporation and bylaws provide that we may indemnify other employees and agents to the fullest extent permitted under Delaware law, whether they are serving us or, at our request, any other entity, including our Adviser and our Administrator.

        The general effect to investors of any arrangement under which any person who controls us or any of our directors, officers or agents is insured or indemnified against liability is a potential reduction in distributions to our stockholders resulting from our payment of premiums associated with liability insurance. In addition, indemnification could reduce the legal remedies available to us and to our stockholders against our officers, directors and agents. The SEC takes the position that indemnification against liabilities arising under the Securities Act is against public policy and unenforceable. As a result, indemnification of our directors and officers and of our Adviser or its affiliates may not be allowed for liabilities arising from or out of a violation of state or federal securities laws. Indemnification will be allowed for settlements and related expenses of lawsuits alleging securities laws violations and for expenses incurred in successfully defending any lawsuit, provided that a court either:

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  approves the settlement and finds that indemnification of the settlement and related costs should be made; or

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  dismisses with prejudice or makes a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and a court approves the indemnification.

Conflict with 1940 Act

        Our bylaws provide that, if and to the extent that any provision of the Delaware General Corporation Law or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SHARE REPURCHASES

        Shares of closed-end investment companies frequently trade at discounts to net asset value. We cannot predict whether our shares will trade above, at or below net asset value. The market price of our common stock is determined by, among other things, the supply and demand for our shares, our investment performance and investor perception of our overall attractiveness as an investment as compared with alternative investments. Our Board of Directors has authorized our officers, in their discretion and subject to compliance with the 1940 Act and other applicable law, to purchase on the open market or in privately negotiated transactions, outstanding shares of our common stock in the event that our shares trade at a discount to net asset value. We can not assure you that we will ever conduct any open market purchases and if we do conduct open market purchases, we may terminate them at any time.

        In addition, if our shares publicly trade for a substantial period of time at a substantial discount to our then current net asset value per share, our Board of Directors will consider authorizing periodic repurchases of our shares or other actions designed to eliminate the discount. Our Board of Directors would consider all relevant factors in determining whether to take any such actions, including the effect of such actions on our status as a RIC under the Internal Revenue Code and the availability of cash to finance these repurchases in view of the restrictions on our ability to borrow. We can not assure you that any share repurchases will be made or that if made, they will reduce or eliminate market discount. Should we make any such repurchases in the future, we expect that we would make them at prices at or below the then current net asset value per share. Any such repurchase would cause our total assets to decrease, which may have the effect of increasing our expense ratio. We may borrow money to finance the repurchase of shares subject to the limitations described in this prospectus. Any interest on such borrowing for this purpose would reduce our net income.

PLAN OF DISTRIBUTION

        We may sell the Securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, or through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement.

        The distribution of the Securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that in the case of our common stock, the offering price per share less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock except (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit.

        In connection with the sale of the Securities, underwriters or agents may receive compensation from us or from purchasers of the Securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the Securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the Securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any Financial Industry Regulatory Authority, or FINRA, member or independent broker-dealer will not exceed 8%.

        We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

        Any of our common stock sold pursuant to a prospectus supplement will be listed on The Nasdaq Global Select Market, or another exchange on which our common stock is traded.

        Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of the Securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

        If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the Securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

        In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

        Our securities are held under a custodian agreement with The Bank of New York. The address of the custodian is: 30 Broad Street, New York, New York 10005. Our assets are held under bank custodianship in compliance with the 1940 Act. Securities held through our wholly-owned subsidiary, Business Investment, are held under a custodian agreement with The Bank of New York Trust Company, N.A., which acts as collateral custodian pursuant to Business Investment's credit facility with Deutsche Bank AG and certain other parties. The address of the collateral custodian is 2 North LaSalle St., Suite 1020, Chicago, Illinois 60602. The Bank of New York acts as our transfer and dividend paying agent and registrar. The principal business address of The Bank of New York is 101 Barclay Street, Suite 11E, New York, New York 10286, telephone number (800) 274-2944. The Bank of New York also maintains an internet web site at http://stock.bankofny.com.

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use securities brokers or dealers in the normal course of our business. Subject to policies established by our Board of Directors, our Adviser will be primarily responsible for the execution of transactions involving publicly traded securities and the allocation of brokerage commissions in respect thereof, if any. In the event that our Adviser executes such transactions, we do not expect our Adviser to execute transactions through any particular broker or dealer, but we would expect our Adviser to seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While we expect that our Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to us, our Adviser and any of its other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms either of the particular transaction or our Adviser's overall responsibilities with respect to all of our Adviser's clients.

LEGAL MATTERS

        The legality of securities offered hereby will be passed upon for us by Cooley Godward Kronish LLP, Reston, Virginia. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the accompanying prospectus supplement.

EXPERTS

        The financial statements as of March 31, 2007 and March 31, 2006 and for the period from June 22, 2005 (commencement of operations) to March 31, 2006 and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) as of March 31, 2007 included in this prospectus and the senior securities data included in the consolidated selected financial data included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

GLADSTONE INVESTMENT CORPORATION
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Audited Consolidated Financial Statements
Report of Independent Registered Public Accounting Firm	F-3
Consolidated Statement of Assets and Liabilities as of March 31, 2007 and March 31, 2006	F-5
Schedule of Investments as of March 31, 2007 and March 31, 2006	F-6
Consolidated Statement of Operations for the year ended March 31, 2007 and the period June 22, 2005 (Commencement of Operations) to March 31, 2006	F-11
Consolidated Statement of Changes in Net Assets for year ended March 31, 2007 and the period June 22, 2005 (Commencement of Operations) to March 31, 2006	F-12
Consolidated Statement of Cash Flows for the year ended March 31, 2007 and the period June 22, 2005 (Commencement of Operations) to March 31, 2006	F-13
Financial Highlights for the year ended March 31, 2007 and the period June 22, 2005 (Commencement of Operations) to March 31, 2006	F-14
Notes to Consolidated Financial Statements	F-15
Unaudited Consolidated Financial Statements
Consolidated Statements of Assets and Liabilities as of September 30, 2007 and March 31, 2007	F-32
Consolidated Schedule of Investments as of September 30, 2007 and March 31, 2007	F-33
Consolidated Statements of Operations for the three months ended September 30, 2007 and 2006	F-41
Consolidated Statements of Operations for the six months ended September 30, 2007 and 2006	F-42
Consolidated Statements of Changes in Net Assets for the six months ended September 30, 2007 and 2006	F-43
Consolidated Statements of Cash Flows for the six months ended September 30, 2007 and 2006	F-44
Financial Highlights for the three months ended September 30, 2007 and 2006	F-45
Financial Highlights for the six months ended September 30, 2007 and 2006	F-46
Notes to Consolidated Financial Statements	F-47

Management's Annual Report on Internal Control Over Financial Reporting

        Our management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934. Our internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and include those policies and procedures that: (1) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect our transactions and the dispositions of our assets; (2) provide reasonable assurance that our transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with appropriate authorizations; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.

        Under the supervision and with the participation of our management, we assessed the effectiveness of our internal control over financial reporting as of March 31, 2007, using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in Internal Control—Integrated Framework. Based on its assessment, management has concluded that our internal control over financial reporting was effective as of March 31, 2007.

        Our management's assessment of the effectiveness of our internal control over financial reporting as of March 31, 2007 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report which is included herein.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors
of Gladstone Investment Corporation:

        We have completed an integrated audit of Gladstone Investment Corporation's 2007 consolidated financial statements and of its internal control over financial reporting as of March 31, 2007 and an audit of its March 31, 2006 consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Our opinions, based on our audits, are presented below.

Consolidated financial statements

        In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Gladstone Investment Corporation and its subsidiaries (the "Company") at March 31, 2007 and March 31, 2006, and the results of their operations and their cash flows for the period ended March 31, 2007 and the period June 22, 2005 to March 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit of financial statements includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Internal control over financial reporting

        Also, in our opinion, management's assessment, included Management's Annual Report on Internal Control over Financial Reporting appearing under Item 9A, that the Company maintained effective internal control over financial reporting as of March 31, 2007 based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), is fairly stated, in all material respects, based on those criteria. Furthermore, in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of March 31, 2007, based on criteria established in Internal Control—Integrated Framework issued by the COSO. The Company's management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting. Our responsibility is to express opinions on management's assessment and on the effectiveness of the Company's internal control over financial reporting based on our audit. We conducted our audit of internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. An audit of internal control over financial reporting includes obtaining an understanding of internal control over financial reporting, evaluating management's assessment, testing and evaluating the design and operating effectiveness of internal control, and performing such other procedures as we consider necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinions.

        A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

PricewaterhouseCoopers LLP
McLean, VA
May 31, 2007

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	March 31, 2007	March 31, 2006
ASSETS
Non-Control/Non-Affiliate investments (Cost 3/31/07: $138,567,741; 3/31/06: $97,423,004)	$138,168,612	$97,585,972
Control investments (Cost 3/31/07: $116,302,372; 3/31/06: $55,846,318)	113,016,491	55,796,318
Affiliate investments (Cost 3/31/07: $19,750,000)	19,762,500	—

Total investments at fair value (Cost 3/31/07: $274,620,113; 3/31/06: $153,269,322)	270,947,603	153,382,290
Cash and cash equivalents	37,788,941	75,672,605
Interest receivable	1,306,090	761,388
Prepaid insurance	83,819	99,874
Deferred finance costs	627,960	—
Due from Custodian	12,694,985	—
Due from Adviser	20,383	234,551
Other assets	120,434	173,099

TOTAL ASSETS	$323,590,215	$230,323,807

LIABILITIES
Due to Administrator	$162,244	$110,002
Borrowings under line of credit	100,000,000	—
Accrued expenses	523,698	367,031
Other liabilities	85,764	5,077

Total Liabilities	100,771,706	482,110

NET ASSETS	$222,818,509	$229,841,697

ANALYSIS OF NET ASSETS:
Common stock, $0.001 par value, 100,000,000 shares authorized and 16,560,100 shares issued and outstanding, respectively	$16,560	$16,560
Capital in excess of par value	230,096,572	230,229,279
Net unrealized (depreciation) appreciation of investment portfolio	(3,672,510)	112,968
Distributions in excess of net investment income	(3,622,113)	(517,110)

Total Net Assets	$222,818,509	$229,841,697

Net assets per share	$13.46	$13.88

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART TO THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS

MARCH 31, 2007

Company(1)	Industry	Investment(2)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS
ACS Media, LLC	Service—directory advertising	Senior Term Debt (7.9%, Due 11/2013)(3)	$4,857,421	$4,857,822
Activant	Service—enterprise software and services	Senior Term Debt (7.4%, Due 5/2013)(3)	3,745,496	3,714,281
American Safety Razor Company Inc.	Manufacturing—razors and blades	Senior Term Debt (7.9%, Due 7/2013)(3)	1,491,154	1,492,472
Aramark Corp.	Service—vending services	Senior Term Debt (7.5%, Due 1/2014)(10)	921,289	925,895
		Letter of Credit (5.3%, Due 1/2014)(10)	65,841	66,170
Aspect Software, Inc.	Service—call center software	Senior Term Debt (8.4%, Due 7/2011)(3)	2,988,647	2,999,925
Brock Holdings II, Inc.	Service—industrial specialty maintenance	Senior Term Debt (7.3%, Due 8/2013)(3)(5)	3,000,000	3,003,750
Compsych Investments Corp.	Service—independent employee assistance programs	Senior Term Debt (8.1%, Due 2/2012)(3)(5)	3,875,254	3,879,300
CRC Health Group, Inc.	Service—substance abuse treatment	Senior Term Debt (7.9%, Due 2/2012)(3)	9,993,754	10,010,307
Critical Homecare Solutions, Inc.	Service—home therapy and respiratory treatment	Senior Term Debt (8.6%, Due 1/2012)(3)(5)	2,000,000	2,000,000
CST Industries Acquisition, Inc.	Manufacturing—metal storage units	Senior Term Debt (8.5%, Due 8/2013)(3)	996,946	999,975
Dealer Computer Services, Inc.	Manufacturing & Service—systems for automotive retailers	Senior Term Debt (7.4%, Due 9/2013)(3)	1,042,760	1,044,063
Dresser Holdings, Inc.	Manufacturing—oilfield & energy products	Senior Term Debt (8.1%, Due 10/2013)(3)	3,868,905	3,851,943
Generac Acquisition Corp.	Manufacturing—standby power products	Senior Term Debt (7.9%, Due 11/2013)(5)	2,593,800	2,611,957
Hudson Products Holdings, Inc.	Manufacturing—heat transfer solutions	Senior Term Debt (8.1%, Due 12/2013)(3)	2,358,550	2,363,866
IPC Information Systems, LLC	Manufacturing—specialized telephony systems	Senior Term Debt (7.9%, Due 9/2013)(3)	263,045	262,319
J. Crew Operating Corp.	Retail—apparel	Senior Term Debt (7.2%, Due 5/2013)(3)	1,405,990	1,407,018
Latham Manufacturing Corp.	Manufacturing—swimming pool components accessories	Senior Term Debt (8.5%, Due 6/2012)(3)	2,427,162	2,375,520
Lexicon Marketing USA, Inc.	Service—marketing to Hispanic community	Senior Term Debt (7.8%, Due 5/2012)(3)(5)	2,971,543	3,006,325
LVI Services, Inc.	Service—asbestos and mold remediation	Senior Term Debt (10.3%, Due 11/2010)(3)(5)	6,440,352	6,330,492
Madison River Capital LLC	Service—communications and information	Senior Term Debt (7.6%, Due 7/2012)(3)	5,727,708	5,702,357
Maidenform, Inc.	Manufacturing—intimate apparel	Senior Term Debt (7.1%, Due 5/2010)(3)	2,569,252	2,573,084
MedAssets, Inc.	Service—pharmaceuticals and healthcare GPO	Senior Term Debt (7.8%, Due 10/2013)(3)(5)	3,493,734	3,504,342
MediMedia USA, LLC	Service—healthcare and pharmaceutical marketing	Senior Term Debt (7.9%, Due 10/2013)(3)	1,185,613	1,180,462
National Mentor Holdings, Inc.	Service—home health care	Senior Term Debt (7.4%, Due 6/2013)(3)	1,987,027	1,985,825
NPC International Inc.	Service—Pizza Hut franchisee	Senior Term Debt (7.1%, Due 5/2013)(3)	3,017,479	2,995,367
Nutro Products, Inc.	Manufacturing—pet food	Senior Term Debt (7.4%, Due 4/2012)(3)	2,442,961	2,421,809
Open Solutions, Inc.	Service—software outsourcing for financial institutions	Senior Term Debt (7.5%, Due 1/2014)(3)	2,518,294	2,506,250
Ozburn-Hessey Holding Co. LLC	Service—third party logistics	Senior Term Debt (8.6%, Due 8/2012)(3)	7,764,943	7,711,178
Patriot Media & Communications CNJ, LLC	Service—telecommunications	Senior Term Debt (7.4%, Due 3/2013)(3)	4,147,228	4,105,476
QTC Acquisition, Inc.	Service—outsourced disability evaluations	Senior Term Debt (8.1%, Due 11/2012)(3)	1,996,592	1,997,199

Radio Systems Corporation	Service—design electronic pet containment products	Senior Term Debt (8.1%, Due 9/2013)(3)	1,989,421	1,999,950
Rally Parts, Inc.	Manufacturing—aftermarket motorcycle parts and accessories	Senior Term Debt (7.9%, Due 11/2013)(3)	1,313,285	1,319,792
RPG Holdings, Inc.	Manufacturing and design—greeting cards	Senior Term Debt (8.9%, Due 12/2011)(3)	5,001,100	4,900,000
SGS International, Inc.	Service—digital imaging and graphics	Senior Term Debt (7.9%, Due 12/2011)(3)	1,611,921	1,616,724
Stolle Machinery Company	Manufacturing—can-making equipment and parts	Senior Term Debt (7.9%, Due 9/2012)(3)	500,100	502,491
Survey Sampling, LLC	Service—telecommunications-based sampling	Senior Term Debt (7.9%, Due 5/2011)(3)	3,309,714	3,282,178
Triad Laboratory Alliance, LLC	Service—regional medical laboratories	Senior Term Debt (8.6%, Due 12/2011)(3)(5)	4,953,549	4,912,813
US Investigative Services, Inc.	Service—background investigations	Senior Term Debt (7.9%, Due 9/2012)(3)	10,923,253	10,910,191
Wastequip, Inc.	Service—process and transport waste materials	Senior Term Debt (7.6%, Due 2/2013)(3)	2,066,465	2,081,963
WaveDivision Holdings, LLC	Service—cable	Senior Term Debt (7.8%, Due 6/2014)(3)	1,925,440	1,929,600
West Corporation	Service—business process outsourcing	Senior Term Debt (7.8%, Due 10/2013)(3)	10,814,753	10,826,161

Total Non-Control/Non-Affiliate Investments			$138,567,741	$138,168,612

CONTROL INVESTMENTS
A. Stucki Holdings Corp.	Manufacturing—railroad cars and accessories	Senior Term Debt (9.8% Due 3/2012)(6)	$15,000,000	$15,000,000
		Senior Term Debt (12.1% Due 3/2012)(6)	11,000,000	11,000,000
		Senior Subordinated Term Debt (13% Due 3/2014)(6)	5,485,760	5,485,760
		Preferred Stock(4)(6)	4,386,686	4,386,686
		Common Stock(4)(6)	129,956	129,956

			36,002,402	36,002,402
Acme Cryogenics, Inc.	Manufacturing—manifolds and pipes for industrial gasses	Senior Subordinated Term Debt (11.5% Due 3/2013)(5)(6)	14,500,000	14,481,875
		Redeemable Preferred Stock(4)(6)	6,983,785	6,983,785
		Common Stock(4)(6)	1,045,181	1,045,181
		Common Stock Warrants(4)(6)	24,686	24,686

			22,553,652	22,535,527
Chase II Holdings Corp.	Manufacturing—traffic doors	Revolving Credit Facility (9.8% Due 3/2008)(7)	1,900,000	1,900,000
		Senior Term Debt (9.8%, Due 3/2011)(5)	11,000,000	11,000,000
		Senior Term Debt (12.0% Due 3/2011)(5)	8,000,000	8,000,000
		Subordinated Term Debt (13% Due 3/2013)(5)	6,167,810	6,167,810
		Redeemable Preferred Stock(4)	6,960,806	3,120,070
		Common Stock(4)	61,384	—

			34,090,000	30,187,880
Hailey Transport Corporation	Retail and Service—school buses and parts	Senior Subordinated Term Debt (12.0%, Due 1/2012)(5)	4,000,000	4,000,000
		Preferred Stock(4)	2,500,000	3,184,874

			6,500,000	7,184,874

Quench Holdings Corp.	Service—sales, installation and service of water coolers	Revolving Credit Facility (9.3%, Due 3/2009)(5)(8)	1,900,000	1,900,000
		Senior Term Debt (9.3%, Due 3/2011)(5)	4,000,000	4,000,000
		Subordinated Term Debt (11.5%, Due 3/2011)(5)	8,000,000	8,000,000
		Common Stock(4)	3,256,318	3,205,808

			17,156,318	17,105,808

Total Control Investments			$116,302,372	$113,016,491

AFFILIATE INVESTMENTS
Noble Logistics, Inc.	Service—aftermarket auto parts delivery	Revolving Credit Facility (9.3%, Due 12/2009)(5)(9)	$2,000,000	$1,995,000
		Senior Term Debt (9.3%, Due 12/2011)(5)(6)	7,000,000	7,008,750
		Senior Term Debt (11.3% Due 3/2011)(5)(6)	7,000,000	7,008,750
		Senior Subordinated Term Debt (12.3% Due 8/2007)(5)(6)	500,000	500,000
		Preferred Stock(4)(6)	1,750,000	1,750,000
		Common Stock(4)(6)	1,500,000	1,500,000

			19,750,000	19,762,500

Total Affiliate Investments			$19,750,000	$19,762,500

Total Investments			$274,620,113	$270,947,603

(1)
Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(2)
Percentage represents the weighted average interest rates in effect at March 31, 2007 and due date represents the contractual maturity date.

(3)
Marketable securities are valued based on the indicative bid price, as of March 31, 2007, from the respective originating syndication agent's trading desk.

(4)
Security is non-income producing.

(5)
Valued using Standard & Poor's Securities Evaluations, Inc. opinions of value at March 31, 2007.

(6)
Fair value is equal to cost due to recent acquisition.

(7)
Total available under the revolving credit facility is $3,500,000 of which $1,600,000 remains undrawn as of March 31, 2007.

(8)
Total available under the revolving credit facility is $2,000,000, of which $100,000 remains undrawn at March 31, 2007.

(9)
Total available under the revolving credit facility is $2,000,000, which was fully drawn at March 31, 2007.

(10)
Subsequent to March 31, 2007, the investment in the portfolio company was sold at the fair value reflected herein.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART TO THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

SCHEDULE OF INVESTMENTS

MARCH 31, 2006

Company(1)	Industry	Investment(2)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS
CRC Health Group, Inc.	Service—substance abuse treatment	Senior Term Debt (6.9%, Due 2/2016)(3)	$5,056,761	$5,056,250
Graham Packaging Holdings Co.	Manufacturing—custom blow molded	Senior Term Debt (7.0%, Due 10/2011)(3)	10,071,296	10,061,087
Hertz Equipment Rental Corporation	Service—car rentals	Senior Term Debt (6.7%, Due 12/2010)(3)	871,388	876,560
Latham Manufacturing Corp.	Manufacturing—swimming pool components accessories	Senior Term Debt (7.8%, Due 12/2010)(3)	4,454,333	4,461,188
Le-Natures, Inc.	Marketing and Development—natural beverages	Senior Term Debt (7.7%, Due 6/2010)(3)	5,042,467	5,074,713
LVI Services, Inc.	Service—asbestos and mold remediation	Senior Term Debt (7.3%, Due 11/2010)(3)	6,511,390	6,540,483
Madison River Capital LLC	Service—communications and information	Senior Term Debt (6.8%, Due 7/2012)(3)	5,788,660	5,829,062
Maidenform, Inc.	Intimate apparel	Senior Term Debt (6.5%, Due 5/2010)(3)	3,118,448	3,122,787
MedAssets, Inc.	Pharmaceuticals and healthcare GPO	Senior Term Debt (7.7%, Due 7/2010)(3)	2,340,111	2,348,526
Ozburn-Hessey Holding Co. LLC	Third party logistics provider	Senior Term Debt (7.3%, Due 8/2012)(3)	6,382,673	6,376,646
Patriot Media & Communications CNJ, LLC	Service—telecommunications	Senior Term Debt (7.0%, Due 3/2013)(3)	4,360,777	4,359,125
Revere Industries, LLC	Manufacturing—plastic and metal components	Senior Term Debt (7.6%, Due 9/2010)(3)	3,508,831	3,504,546
RPG Holdings, Inc.	Manufacturing and Design—greeting cards	Senior Term Debt (8.2%, Due 12/2011)(3)	5,001,332	5,000,000
SGS International, Inc.	Service—digital imaging and graphics	Senior Term Debt (7.2%, Due 12/2011)(3)	1,404,081	1,415,702
SunGard Data Systems, Inc.	Integrated software and processing solutions	Senior Term Debt (7.2%, Due 2/2013)(3)	10,033,531	10,049,063
Triad Laboratory Alliance, LLC	Service—regional medical laboratories	Senior Term Debt (7.8%, Due 12/2011)(3)	5,006,982	5,012,438
TexStar Operating, L.P.	Manufacturing—midstream natural gas processing	Senior Term Debt (8.3%, Due 12/2011)(3)	3,000,161	2,999,981
US Investigative Services, Inc.	Service—background investigations	Senior Term Debt (7.4%, Due 10/2012)(3)	9,948,345	9,984,478
Wastequip, Inc.	Manufacturing—waste removal equipment	Senior Term Debt (7.0%, Due 7/2011)(3)	5,521,437	5,513,337

Total Non-Control/Non-Affiliate Investments			97,423,004	97,585,972

CONTROL INVESTMENTS
Chase II Holdings Corp.	Manufacturing—Traffic doors	Revolving Credit Facility(5)	$—	$—
		Senior Term Debt (9.1%, Due 3/2011)	12,900,000	12,900,000
		Senior Term Debt (12.0% Due 3/2011)	8,000,000	8,000,000
		Subordinated Term Debt (13% Due 3/2013)	6,167,810	6,167,810
		Redeemable Preferred Stock(4)	6,960,806	6,960,806
		Common Stock(4)	61,384	61,384

			34,090,000	34,090,000
Hailey Transport Corporation	Retail and Service—school buses and parts	Senior Subordinated Term Debt (12.0%, Due 1/2012)	4,000,000	3,950,000
		Common Stock(4)	2,500,000	2,500,000

			6,500,000	6,450,000
Quench Holdings Corp.	Service—sales, installation and service of water coolers	Revolving Credit Facility(6)	—	—
		Senior Term Debt (9.1%, Due 3/2011)	4,000,000	4,000,000
		Subordinated Term Debt (11.5%, Due 3/2011)	8,000,000	8,000,000
		Common Stock(4)	3,256,318	3,256,318

			15,256,318	15,256,318

Total Control Investments			55,846,318	55,796,318

Total Investments			153,269,322	153,382,290

Cash equivalents
	Government	US Treasury Bill (4.2%, 4/20/2006)	3,989,800	3,989,800
	Government	US Treasury Bill (4.4%, 4/27/2006)	15,241,694	15,241,694
	Government	US Treasury Bill (4.4%, 5/4/2006)	35,132,347	35,132,347
	Government	US Treasury Bill (4.4%, 5/25/2006)	15,243,245	15,243,245

Total cash equivalents:			69,607,086	69,607,086

Total investments and cash equivalents:			$222,876,408	$222,989,376

(1)
Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(2)
Percentage represents the weighted average interest rates in effect at March 31, 2006 and due date represents the contractual maturity date.

(3)
Marketable securities are valued based on the indicative bid price, as of March 31, 2006, from the respective originating syndication agent's trading desk.

(4)
Security is non-income producing.

(5)
Total available under the revolving credit facility is $500,000 which was undrawn as of March 31, 2006.

(6)
Total available under the revolving credit facility is $2,000,000 which was undrawn as of March 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART TO THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENT OF OPERATIONS

	Year Ended March 31, 2007	For the period June 22, 2005 (Commencement of Operations) to March 31, 2006
INVESTMENT INCOME
Interest income
Non-Control/Non-Affiliate investments	$9,572,593	$2,450,906
Control investments	5,486,060	255,059
Affiliate investments	535,629	—
Cash and cash equivalents	1,661,647	4,434,706

Total interest income	17,255,929	7,140,671
Fee income—Control investments	—	230,000
Other income	5,707	185

Total investment income	17,261,636	7,370,856

EXPENSES
Base management fee	2,413,116	915,360
Loan servicing fee	1,568,854	—
Administration fee	526,595	288,471
Interest expense	607,661	378
Amortization of deferred finance costs	233,779	—
Professional fees	586,028	163,369
Stockholder related costs	273,483	89,563
Insurance expense	262,339	184,642
Directors fees	208,100	160,000
Taxes and licenses	168,873	195,270
Organizational costs	—	7,002
General and administrative expenses	142,659	37,492

Expenses before credit from Adviser	6,991,487	2,041,547

Credit to management fee for fees collected by Adviser (Refer to Note 3)	(877,583)	(554,589)

Total expenses net of credit to management fee	6,113,904	1,486,958

NET INVESTMENT INCOME	11,147,732	5,883,898

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized (loss) gain on sale of Non-Control/Non-Affiliate investments	(93,850)	57,431
Net unrealized (depreciation) appreciation of Non-Control/Non-Affiliate investments	(562,097)	162,968
Net unrealized depreciation of Control Investments	(3,235,881)	(50,000)
Net unrealized appreciation of Affiliate Investments	12,500	—

Net (loss) gain on investments	(3,879,328)	170,399

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS (Refer to Note 5)	$7,268,404	$6,054,297

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE:
Basic and Diluted	$0.44	$0.37

SHARES OF COMMON STOCK OUTSTANDING:
Basic and diluted weighted average shares	16,560,100	16,391,589

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART TO THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2007	For the period June 22, 2005 (Commencement of Operations) to March 31, 2006
Operations:
Net investment income	$11,147,732	$5,883,898
Realized (loss) gain on sale of investments	(93,850)	57,431
Unrealized (depreciation) appreciation of portfolio	(3,785,478)	112,968

Increase in net assets from operations	7,268,404	6,054,297

Capital transactions:
Issuance of common stock	—	230,244,339
Shelf offering costs	(132,707)	—
Dividends from net investment income	(14,158,885)	(6,458,439)

Total (decrease) increase in net assets from capital transactions	(14,291,592)	223,785,900
Total (decrease) increase in net assets	(7,023,188)	229,840,197
Net Assets
Beginning of period	229,841,697	1,500

End of period	$222,818,509	$229,841,697

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART TO THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENT OF CASH FLOWS

	For the year ended March 31, 2007	For the period June 22, 2005 (Commencement of Operations) to March 31, 2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$7,268,404	$6,054,297
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(182,953,071)	(160,646,470)
Principal repayments of investments	30,422,568	1,801,537
Proceeds from the sale of investments	30,744,214	5,579,931
Net unrealized depreciation (appreciation) of investment portfolio	3,785,478	(112,968)
Net realized loss (gain) on sales of investments	93,850	(57,431)
Net amortization of premiums and discounts	341,648	53,111
Amortization of deferred finance costs	233,779	—
Increase in interest receivable	(544,702)	(761,388)
Increase in due from custodian	(12,694,985)	—
Decrease (increase) in prepaid assets	18,630	(99,874)
Decrease (increase) in other assets	50,090	(173,099)
Increase in other liabilities	80,687	5,077
(Decrease) increase in administration fee payable to Administrator	(119,873)	110,002
Increase (decrease) in base management fee payable to Adviser	102,987	(234,551)
Increase in loan servicing fee payable to Adviser	283,296	—
Increase in accrued expenses	156,667	367,031

Net cash used in operating activities	(122,730,333)	(148,114,795)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from the issuance of common stock (including deferred offering costs of $47,864)	—	230,292,203
Borrowings from line of credit	103,500,000	—
Repayments of line of credit	(3,500,000)	—
Deferred finance costs	(861,739)	—
Shelf offering registration costs	(132,707)	—
Distributions paid	(14,158,885)	(6,458,439)
Decrease in loan payable to affiliate	—	(50,000)

Net cash provided by financing activities	84,846,669	223,783,764

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS(1)	(37,883,664)	75,668,969

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	75,672,605	3,636

CASH AND CASH EQUIVALENTS, END OF PERIOD	$37,788,941	$75,672,605

CASH PAID DURING PERIOD FOR INTEREST	$360,262	$—

CASH PAID DURING PERIOD FOR INTEREST TO AFFILIATE	$—	$378

(1)
Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less when purchased.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART TO THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS

	For the year ended March 31, 2007	For the period June 22, 2005 (Commencement of Operations) to March 31, 2006
Per Share Data(1)
Balance at beginning of period	$13.88	$—
Net proceeds from initial public offering(2)	—	13.95

Offering costs	—	(0.05)
Income from investment operations:
Net investment income(3)	0.67	0.36
Realized loss on sale of investments(3)	(0.01)	—
Net unrealized (depreciation) appreciation of investments(3)	(0.22)	0.01

Total from investment operations	0.44	0.37

Distributions	(0.85)	(0.39)
Shelf registration offering costs	(0.01)	—

Net asset value at end of period	$13.46	$13.88

Per share market value at beginning of period	$15.10	$15.00
Per share market value at end of period	14.87	15.10
Total Return(4)	4.36%	3.39%
Shares outstanding at end of period	16,560,100	16,560,100
Ratios/Supplemental Data
Net assets at end of period	$222,818,509	$229,841,697
Average net assets	$225,642,593	$226,875,738
Ratio of expenses to average net assets(5)(6)	3.10%	1.08%
Ratio of net expenses to average net assets(5)(7)	2.71%	0.79%
Ratio of net investment income to average net assets(5)	4.94%	3.11%
Portfolio turnover ratio	31.35%	11.90%

(1)
Based on actual shares outstanding.

(2)
Net of initial underwriting discount of $1.05 per share.

(3)
Based on weighted average basic per share data.

(4)
Total return equals the change in the market value of the Company's common stock from the beginning of the period taking into account dividends reinvested in accordance with the terms of the Company's dividend reinvestment plan.

(5)
Amounts are annualized for the period June 22, 2005 (commencement of operations) to March 31, 2006.

(6)
Ratio of expenses to average net assets is computed using expenses before credit from the Adviser.

(7)
Ratio of net expenses to average net assets is computed using total expenses net of credits to management fee.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART TO THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2007

Note 1. Organization

        Gladstone Investment Corporation (the "Company") was incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005 and completed an initial public offering on June 22, 2005. The Company is a closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended (the "Code"). The Company's investment objectives are to achieve a high level of current income and capital gains by investing in debt and equity securities of established private businesses.

        Gladstone Business Investment, LLC ("Business Investment") a wholly-owned subsidiary of the Company, was established on August 11, 2006 for the sole purpose of owning the Company's portfolio of investments in connection with the establishment of its line of credit facility with Deutsche Bank AG, which recently closed on October 19, 2006. The financial statements of Business Investment are consolidated with those of the Company.

        The Company is externally managed by Gladstone Management Corporation ("GMC" or the "Adviser"), an unconsolidated affiliate of the Company.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation

        The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

Consolidation

        Under Article 6 of Regulation S-X under the Securities Act of 1933, as amended, and the authoritative accounting guidance provided by the AICPA Audit and Accounting Guide for Investment Companies, the Company is not permitted to consolidate any subsidiary or other entity that is not an investment company.

Use of Estimates

        The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America that require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Reclassifications

        Certain amounts in prior year's financial statements have been reclassified to conform to the current year presentation with no effect to net increase in net assets resulting from operations.

Cash and Cash Equivalents

        The Company considers all short-term, highly liquid investments that are both readily convertible to cash and have a maturity of three months or less at the time of purchase to be cash equivalents. Items classified as cash equivalents include temporary investments in U.S. Treasury bills and can also include commercial paper and money-market funds. All of the Company's cash at March 31, 2007 was deposited with two financial institutions, and the Company's balances exceed federally insurable limits. The Company seeks to mitigate this risk by depositing funds with major financial institutions.

Classification of Investments

        The 1940 Act requires classification of the Company's investments by its respective level of control. As defined in the 1940 Act, "Control Investments" are investments in those portfolio companies that the Company is deemed to "Control". "Affiliate Investments" are investments in those portfolio companies that are "Affiliated Companies" of the Company, as defined in the 1940 Act, other than Control Investments. "Non-Control/Non-Affiliate Investments" are those that are neither Control Investments nor Affiliate Investments. In general, the 1940 Act prescribes that the Company has control over a portfolio company if it owns greater than 25% of the voting securities of the portfolio company. The Company is deemed to be an affiliate of a portfolio company if it owns between 5% and 25% of the voting securities of such portfolio company or has one or more seats on the affiliated company's board of directors. However, if the Company holds 50% or more contractual representation on a portfolio company's board of directors, the Company will be deemed to have control over the portfolio company.

Investment Valuation

        The Company carries its investments at fair value, as determined by its Board of Directors. Securities that are publicly traded are valued at the closing price on the valuation date. Securities for which a limited market exists, such as participations in syndicated loans, are valued at the indicative bid price on the valuation date from the respective originating syndication agent's trading desk. Debt and equity securities that are not publicly traded are valued at fair value. The Company's Board of Directors has established a valuation policy and consistently applied valuation procedures used to determine the fair value of these securities quarterly. These procedures for the determination of value of 13 of the Company's debt securities rely on the opinions of value submitted to us by Standard & Poor's Securities Evaluations, Inc. ("SPSE"). SPSE will only evaluate the debt portion of the Company's investments for which the Company specifically requests evaluation, and may decline to make requested evaluations for any reason in its sole discretion. SPSE opinions of value are submitted to the Board of Directors along with the Adviser's supplemental assessment and recommendation regarding valuation of each of these investments. The Board of Directors then reviews whether the Adviser has followed its established procedures for determinations of fair value, and votes to accept or not accept the recommended valuation of the Company's investment portfolio. The Company's fair valuation procedures provide for valuation of non-convertible debt securities at cost plus amortized original issue discount ("OID") plus paid in kind ("PIK") interest, if any, unless adverse factors lead to a determination of a lesser valuation. The fair value of convertible debt, equity, success or exit fees or other equity-like securities is determined based on the collateral, the enterprise value of the issuer, the issuer's ability to make payments, the earnings of the issuer, sales to third parties of similar securities, the comparison to publicly traded securities, discounted cash flow and other pertinent factors. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have resulted had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuation currently assigned. Because there is a delay between when the Company closes an investment and when the investment can be evaluated by SPSE, new investments are not valued immediately by SPSE; rather, the Adviser makes its own determination about the recommended value of these investments in accordance with the Company's valuation policy without the input of SPSE during the specific quarter in which the investment is made. Because SPSE does not currently perform independent valuations of mortgage loans or equity securities for the Company, the Adviser also determines a recommendation for the fair value of these investments without the input of SPSE. The Adviser considers a number of qualitative and quantitative factors in current market conditions when performing valuations. The Board of Directors then determines whether or not to accept the Adviser's recommendations for the aggregate valuation of the Company's portfolio of investments. The Board of Directors is ultimately responsible for setting the fair value and disclosure of investments in the financial statements.

Interest and Dividend Income Recognition

        Interest income, adjusted for amortization of premiums and acquisition costs and for the accretion of discounts, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. There were no uncollectible accounts at March 31, 2007. Conditional interest or a success fee is recorded upon full repayment of a loan investment. Dividend income on preferred equity securities is accrued to the extent that such amounts are expected to be collected and that the Company has the option to collect such amounts in cash. To date, the Company has not accrued any dividend income.

Services Provided to Portfolio Companies

        The 1940 Act requires that a business development company make available managerial assistance to its portfolio companies by providing significant guidance and counsel concerning the management, operations, or business objectives and policies of the respective portfolio company. The Company provides these and other services to portfolio companies through its Adviser. Currently, neither the Company nor the Adviser receives fees in connection with managerial assistance.

        The Adviser receives fees for other services it provides to portfolio companies. These other fees are typically non-recurring, are recognized as revenue when earned and are generally paid directly to the Adviser by the borrower or potential borrower upon closing of the investment. The services the Adviser provides to portfolio companies vary by investment, but generally include a broad array of services, such as investment banking services, arranging bank and equity financing, structuring financing from multiple lenders and investors, reviewing existing credit facilities, restructuring existing investments, raising equity and debt capital, turnaround management, merger and acquisition services and recruiting new management personnel. When the Adviser receives fees for these services, 50% of those fees are credited against the base management fee due to the Adviser from the Company. Any services of this nature subsequent to the closing would typically generate a separate fee at the time of completion.

        The Adviser also receives fees for monitoring and reviewing portfolio company investments. These fees are recurring and are generally paid annually or quarterly in advance to the Adviser throughout the life of the investment. Fees of this nature are recorded as revenue by the Adviser when earned and are not credit against the base management fees.

        The Company may receive fees for the origination and closing services it provides to portfolio companies through its Adviser. These fees are paid directly to the Company and are recognized as revenue upon closing of the originated investment and are reported as fee income in the consolidated statements of operations.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

        Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between the Company's cost basis in the investment at the disposition date and the net proceeds received from such disposition. Unrealized appreciation or depreciation displays the difference between the fair market value of the investment and the cost basis of such investment.

Investment Advisory and Management Agreement with Gladstone Management Corporation

        Pursuant to the Company's investment advisory and management agreement with the Adviser, the Company pays the Adviser a fee, as compensation for its services, consisting of a base management fee and an incentive fee.

        Prior to January 1, 2007, the base management fee was assessed at an annual rate of 2.0% computed on the basis of the average value of the Company's gross invested assets at the end of the two most recently completed quarters, which are total assets less the cash proceeds and cash and cash equivalent investments from the proceeds of the Company's initial public offering that are not invested in debt and equity securities of portfolio companies and was computed and payable quarterly. Beginning in periods subsequent to December 31, 2006, the base management fee was assessed at an annual rate of 2.0% computed on the basis of the value of the Company's average gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. This new calculation was originally scheduled to begin in periods after March 31, 2006; however, on April 11, 2006, July 11, 2006 and October 10, 2006, the Company's Board of Directors accepted voluntary waivers from the Company's Adviser that allowed the former calculation of the base management fee to be effective through June 30, 2006, September 30, 2006 and December 31, 2006, respectively.

        On January 9, 2007, the Company's Board of Directors accepted a voluntary waiver from the Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5% to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations for the three months ended March 31, 2007.

        When the Company's Adviser receives fees from the Company's portfolio companies, such as investment banking fees, structuring fees or executive recruiting services fees, 50% of certain of these fees will be credited against the base management fee that the Company would otherwise be required to pay to the Company's Adviser.

        In addition, the Company's Adviser services the loans held by Business Investment, in return for which the Adviser receives a 2.0% annual fee based on the monthly aggregate balance of loans held by

Business Investment. Since the Company owns these loans, all loan servicing fees paid to the Company's Adviser are treated as reductions against the 2.0% base management fee. Overall, the base management fee due to the Company's Adviser cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year.

        The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards the Adviser if the Company's quarterly net investment income (before giving effect to the incentive fee) exceeds 1.75% of the Company's net assets. The Adviser will receive a capital gains incentive fee of 20% of the Company's realized capital gains (net of realized capital losses and unrealized capital depreciation).

Administration Agreement with Gladstone Administration, LLC

        The Company has entered into an administration agreement with Gladstone Administration, LLC (the Administrator" or "Gladstone Administration"), a wholly owned subsidiary of the Adviser, which is controlled by the Company's chairman and chief executive officer. Pursuant to the administration agreement, the Administrator furnishes the Company with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities and performs, or oversees the performance of the Company's required administrative services. Such required administrative services include, among other things, being responsible for the financial records which the Company is required to maintain and preparing reports to the Company's stockholders and reports filed with the Securities and Exchange Commission.

        The administration agreement requires the Company to reimburse the Administrator for the performance of its obligations under the administration agreement. The reimbursement is based upon the allocable portion of the Administrator's overhead, including, but not limited to, rent and the allocable portion of salaries and benefits of the Company's chief financial officer, controller, chief compliance officer, treasurer and their respective staff.

Federal Income Taxes

        The Company intends to continue to qualify for treatment as a RIC under Subchapter M of the Code. As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify as a RIC, the Company is required to distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code.

Dividends

        Distributions to stockholders are recorded on the ex-dividend date. The Company is required to pay out at least 90% of its ordinary income and short-term capital gains for each taxable year as a dividend to its stockholders in order to maintain its status as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. It is the policy of the Company to pay out as a dividend up to 100% of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based on the annual earnings estimated by the management of the Company. Based on that estimate, a dividend is declared each quarter and is paid out monthly over the course of the respective quarter. At year-end the Company may pay a bonus dividend, in addition to the monthly dividends, to ensure that it has paid out at least 90% of its ordinary income and short-term capital gains for the year. The Company has a policy of retaining long-term capital gains, if any, and not paying them out as dividends.

Recent Accounting Pronouncements

        In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 allows entities to measure at fair value many financial instruments and certain other assets and liabilities that are not otherwise required to be measured at fair value. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating the impact of this pronouncement on its consolidated financial statements.

        In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and expands disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company is required to adopt the provisions of SFAS 157 beginning with the fiscal year ended March 31, 2009. The Company is currently evaluating the impact of this pronouncement on its consolidated financial statements.

        In September 2006, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin No. 108 ("SAB 108"). SAB 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current year financial statements and requires registrants to consider the effect of all carry over and reversing effects of prior year misstatements when quantifying errors in current year financial statements. SAB 108 does not change the SEC's previous guidance in SAB No. 99, "Materiality," on evaluating the materiality of misstatements. A registrant applying the new guidance for the first time that identifies material errors in existence at the beginning of the first fiscal year ending after November 15, 2006, may correct those errors through a one-time cumulative effect adjustment to beginning-of-year retained earnings. The cumulative effect alternative is available only if the application of the new guidance results in a conclusion that a material error exists as of the beginning of the first fiscal year ending after November 15, 2006, and those misstatements were determined to be immaterial based on a proper application of the registrant's previous method for quantifying misstatements. The adoption of SAB 108 did not have an impact on the Company's consolidated financial statements.

        In June 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109," ("FIN 48"), which clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with SFAS No. 109, "Accounting for Income Taxes." FIN 48 is effective as of the beginning of an entity's first fiscal year that begins after December 15, 2006. The Company will adopt this Interpretation effective April 1, 2007. The Company is currently evaluating the impact of this pronouncement on its consolidated financial statements.

        In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments, an amendment of FASB statements No. 133 and 140" ("SFAS No. 155"). SFAS No. 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) as long as the entire instrument is valued on a fair value basis. The statement also resolves and clarifies other specific SFAS No. 133 and SFAS No. 140 related issues. SFAS No. 155 is effective for all financial instruments acquired or issued after the beginning of an entity's first fiscal year that begins after September 15, 2006. The Company will be required to adopt SFAS No. 155 on April 1, 2007. The Company does not expect the pronouncement to have a material impact on its financial statements since all investments are valued on a fair value basis

Note 3. Investments

Non-Control/Non-Affiliate Investments

        At March 31, 2007 and 2006 the Company held investments in Non-Control/Non-Affiliates of approximately $138.6 million and $97.4 million, at cost, respectively. These investments all represent syndicated loan participations of senior notes of both public and private companies representing approximately 62% and 42% of the Company's net assets at March 31, 2007 and 2006, respectively.

Control and Affiliate Investments

        At March 31, 2007, the Company had investments of approximately $107.5 million, at cost, in revolving credit facilities, senior debt and subordinated debt of six portfolio companies. In addition, at March 31, 2007, the Company had invested approximately $28.6 million in preferred and common equity of those companies.

        On March 21, 2007, the Company invested approximately $36.0 million in A. Stucki Holding Corp. ("Stucki") and its subsidiaries. The investment consists of approximately $4.5 million in preferred and common stock of Stucki and approximately $31.5 million of senior and subordinated notes from Stucki and its subsidiaries. The Company currently holds no voting securities of Stucki, however, it does hold 2 of 4 seats on Stucki's board of directors. Stucki, based in Pittsburgh, PA, is a designer, manufacturer and re-conditioner of products used in the construction and repair of railroad freight cars.

        On December 28, 2006, the Company invested approximately $22.6 million in Acme Cryogenics, Inc. ("Acme") and its subsidiaries. The investment is comprised of approximately $8.1 million in preferred and common stock of Acme and $14.5 million of subordinated notes from Acme. The Company currently holds 2 out of 4 seats on Acme's board of directors. In addition, the Company's preferred stock investment in Acme represents an 86% limited voting interest over Acme's capital-raising activities. Acme, based in Allentown, PA, was founded in 1969 and manufactures manifolds used in regulating the flow of industrial gasses at extremely low temperatures (cryogenic), manufactures vacuum insulated pipe used in the transmission of gasses that have been liquefied, repairs cryogenic storage tanks, and repairs and manufactures tank trailers used in transporting liquid nitrogen, oxygen, helium, etc.

        On December 7, 2006, the Company invested approximately $18.4 million in Noble Logistics, Inc. ("Noble"). The investment is comprised of approximately $3.3 million in preferred and common stock of NLS, $14.0 million of senior notes of Noble and its subsidiaries and $0.5 million of short-term notes of such parties. The amount funded includes a $0.6 million draw on a revolving credit facility with a total borrowing capacity of $2.0 million. During December 2006 and January 2007, Noble borrowed the remaining $1.4 million available on its revolving credit facility, which was fully drawn at March 31, 2007. The Company's investment in the equity of represents 12% of the outstanding voting securities of the portfolio company. Noble, based in Houston, Texas, provides time sensitive local and regional delivery services to wholesalers of aftermarket automotive repair components and pharmaceutical distributors.

        On March 27, 2006, the Company invested approximately $3.3 million in Quench Holdings Corporation ("Quench Holdings") to purchase $3.0 million of preferred units in Quench USA, LLC

("Quench") and $0.3 million of warrants to purchase 6,041,538 common units of Quench. Quench Holdings is wholly-owned by the Company. Quench installs and services water coolers in commercial settings using machines that filter and purify water dispensed from a facility's existing water supply. In addition, the Company made a $4.0 million senior term loan and an $8.0 million subordinated loan to Quench, both maturing on March 27, 2011. The Company further entered into a $2.0 million revolving promissory note agreement with Quench, of which $0.1 million remains undrawn as of March 31, 2007.

        On March 17, 2006, the Company invested approximately $7.1 million in Chase II Holding Corporation ("Chase Holding") to purchase $7.0 million of preferred stock and $0.1 million of common stock of Chase Industries, Inc. ("Chase"). As a result of these equity holdings, the Company currently has 2 out of 4 seats on Chase' Board of Directors. Chase Industries is a leading designer, manufacturer and marketer of impact traffic doors and sliding door systems in North America, serving over 4,000 retail, commercial and industrial customers in the United States, Canada Mexico and selected international markets. The Company also made two senior term loans to Chase Industries in the amounts of $12.9 million and $8.0 million, both maturing on March 17, 2011. In addition, the Company made a $6.2 million subordinated loan to Chase Industries maturing March 17, 2013, and also issued a revolving promissory note to Chase with a total borrowing capacity of $0.5 million that expires on March 17, 2008. However, in March 2007, Chase amended its revolving promissory note from the Company by increasing the total borrowing capacity to $3.5 million and subsequently reducing its $12.9 million senior term loan to $11 million. The $1.9 million reduction in the senior term loan was applied to the amended revolving promissory note, leaving $1.6 million available for borrowings at March 31, 2007.

        On January 4, 2006, the Company invested $2.5 million in Hailey Transport Corporation ("Hailey") to purchase preferred membership interests in Rocky Mountain Bus Company, LLC ("RMBC"). The acquired membership interests represent a $4.2 million interest in RMBC to which Hailey enabled RMBC to borrow the additional $1.7 million in the recapitalization. Hailey is wholly-owned by the Company. RMBC is the sole owner of Auto Safety House LLC ("ASH"), a retailer and service-provider for school buses, commercial buses, trucks and trailers in Arizona and Nevada. Also on January 4, 2006, the Company made a loan of $4.0 million comprised of subordinated notes to RMBC and ASH maturing on January 4, 2012.

Investment Concentrations

        Approximately 76% of the aggregate value of the Company's investment portfolio at March 31, 2007 consisted of senior debt, approximately 9% was senior subordinated debt, approximately 5% was subordinated debt and approximately 10% was preferred and common equity securities. At March 31, 2007, the Company had approximately $275 million invested in 47 portfolio companies. The following table outlines the Company's investments by type at March 31, 2007 and 2006:

	March 31, 2007		March 31, 2006
	Cost	Fair Value	Cost	Fair Value
Senior Term Debt	$207,367,741	$206,981,112	$122,323,004	$122,485,972
Senior Subordinated Term Debt	24,485,760	24,467,635	4,000,000	3,950,000
Subordinated Term Debt	14,167,810	14,167,810	14,167,810	14,167,810
Preferred & Common Equity Securities	28,598,802	25,331,046	12,778,508	12,778,508

Total Investments	$274,620,113	$270,947,603	$153,269,322	$153,382,290

        Investments at fair value consisted of the following industry classifications at March 31, 2007 and 2006:

	March 31, 2007			March 31, 2006
		Percentage of			Percentage of
	Fair Value	Total Investments	Net Assets	Fair Value	Total Investments	Net Assets
Automobile	$8,504,666	3.1%	3.8%	$6,450,000	4.2%	2.8%
Beverage, Food & Tobacco	3,413,874	1.3%	1.5%	5,074,713	3.3%	2.2%
Buildings & Real Estate	3,003,750	1.1%	1.3%	—	—	—
Cargo Transport	21,844,463	8.1%	9.8%	5,513,337	3.6%	2.4%
Chemicals, Plastics & Rubber	22,535,527	8.3%	10.1%	—	—	—
Containers, Packaging and Glass	999,975	0.4%	0.4%	10,061,087	6.6%	4.4%
Diversified/Conglomerate Manufacturing	32,563,400	12.0%	14.6%	42,055,734	27.4%	18.3%
Diversified/Conglomerate Service	27,374,081	10.1%	12.3%	12,917,129	8.4%	5.6%
Electronics	6,758,294	2.5%	3.0%	10,049,063	6.6%	4.4%
Healthcare, Education and Childcare	31,296,111	11.6%	14.0%	12,417,214	8.1%	5.4%
Home & Office Furnishings	17,105,808	6.3%	7.7%	15,256,318	9.9%	6.6%
Machinery	41,480,716	15.3%	18.6%	—	—	—
Oil & Gas	3,851,943	1.4%	1.7%	2,999,981	2.0%	1.3%
Personal, Non-durable Consumer Products	1,492,472	0.6%	0.7%	—	—	—
Personal Transportation	—	—	—	876,560	0.6%	0.4%
Personal, Food, & Miscellaneous Services	16,905,483	6.2%	7.6%	9,984,478	6.5%	4.3%
Printing, Publishing, Broadcasting	18,590,084	6.9%	8.3%	10,774,827	7.0%	4.7%
Retail Stores	1,407,018	0.5%	0.6%	—	—	—
Telecommunications	9,246,854	3.4%	4.1%	5,829,062	3.8%	2.5%
Textiles & Leather	2,573,084	0.9%	1.2%	3,122,787	2.0%	1.4%

Total Investments	$270,947,603	100%		$153,382,290	100%

        The investments at fair value consisted of the following geographic regions at March 31, 2007 and 2006:

	March 31, 2007			March 31, 2006
		Percentage of			Percentage of
	Fair Value	Total Investments	Net Assets	Fair Value	Total Investments	Net Assets
Mid-Atlantic	$94,257,169	34.8%	42.3%	$55,442,199	36.1%	24.1%
Midwest	88,508,725	32.7%	39.7%	51,107,864	33.3%	22.2%
Northeast	14,879,654	5.5%	6.7%	4,359,125	2.8%	1.9%
Southeast	36,357,555	13.4%	16.3%	30,966,852	20.2%	13.5%
West	36,944,500	13.6%	16.6%	11,506,250	7.5%	5.0%

Total Investments	$270,947,603	100.0%		$153,382,290	100.0%

        The geographic region depicts the location of the headquarters for the Company's portfolio companies. A portfolio company may have a number of other locations in other geographic regions.

Investment Principal Amortization

        The following table summarizes the contractual principal amortization and maturity of the Company's investment portfolio by fiscal year, assuming no voluntary prepayments:

Fiscal Year Ended March 31,	Amount
2008	$8,311,428
2009	10,047,620
2010	11,698,781
2011	52,080,567
2012	34,029,743
Thereafter	129,212,533

Total contractual repayments	$245,380,672

Investments in equity securities	28,598,801
Unamortized premiums on debt securities	640,639

Total	$274,620,112

Note 4. Line of Credit

        Through the Company's wholly-owned subsidiary, Business Investment, the Company has obtained a $200 million revolving credit facility (the "Credit Facility"). On October 19, 2006, the Company executed a Purchase and Sale Agreement pursuant to which it agreed to sell certain loans to Business Investment in consideration of a membership interest therein. Simultaneously, Business Investment executed a Credit Agreement (the "Credit Agreement") with Deutsche Bank AG, New York Branch ("Deutsche Bank"), as administrative agent, pursuant to which Business Investment pledged the loans purchased from the Company to secure future advances by certain institutional lenders. On March 29, 2007, the Company increased its capacity under the Credit Facility from $100 million to $200 million, such that an additional $50 million would be available for borrowing for the succeeding 90 day period after the initial amendment of the Credit Facility, and the remaining $50 million would be available thereafter. Availability under the Credit Facility will terminate on October 18, 2007, unless extended in the discretion of the lenders, at the request of Business Investment. Interest is payable monthly during the term of the Credit Facility and principal will be payable out of collections on loans purchased from the Company during the period following the date of which availability for advances has terminated through maturity. The Credit Facility will mature two years following the date on which availability for advances has terminated and on such date, all principal, interest and other amounts owing under the Credit Facility will be due and payable. Interest rates charged on the advances under the facility are based on the rate paid by the lenders on commercial paper notes issued by such lenders to fund some or all of the advances, the London Interbank Offered Rate ("LIBOR"), the Prime Rate or the Federal Funds Rate, depending on market conditions, and adjust periodically. Available borrowings are subject to various constraints imposed under the Credit Agreement, based on the aggregate loan balance pledged by Business Investment, which varies as loans are added and repaid, regardless of whether such repayments are early prepayment or are made as contractually required.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2007

        The Credit Facility contains covenants that require Business Investment to maintain its status as a separate entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions); and restrict material changes to the Company's credit and collection policies. The facility also restricts some of the terms and provisions (including interest rates, terms to maturity and payments schedules) and limits the borrower and industry concentrations of loans that are eligible to secure advances. As of March 31, 2007, Business Investment was in compliance with all of the facility covenants. As of March 31, 2007 there was $100 million of borrowings outstanding on the Credit Facility at an interest rate of approximately 5.3% and the remaining borrowing capacity under the Credit Facility was $50 million.

        The administrative agent also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with the Bank of New York as custodian. Deutsche Bank is also the trustee of the account and once a month remits the collected funds to the Company. At March 31, 2007, the amount due from the custodian was $12,694,985.

        The Adviser services the loans pledged under the Credit Facility. As a condition to this servicing arrangement, the Company executed a performance guaranty pursuant to which it guaranteed that the Adviser would comply fully with all of its obligations under the Credit Facility. The performance guaranty requires the Company to maintain a minimum net worth of $100 million and to maintain "asset coverage" with respect to "senior securities representing indebtedness" of at least 200%, in accordance with Section 18 of the 1940 Act. As of March 31, 2007, the Company was in compliance with the covenants under the performance guaranty.

Note 5. Commitments and Contingencies

        At March 31, 2007, the Company was a party to a signed and non-binding term sheet for an allocation of a syndicate loan participation for approximately $7.0 million and one buyout investment approximating $10.8 million.

        All prospective investments are subject to, among other things, the satisfactory completion of the Company's due diligence investigation of each borrower, acceptance of terms and structure and receipt of necessary consents. With respect to each prospective loan, the Company will only agree to provide the loan if, among other things, the results of its due diligence investigations are satisfactory, the terms and conditions of the loan are acceptable and all necessary consents are received. Both the syndicate loan participation and the buyout investment were funded subsequent to March 31, 2007.

Note 6. Common Stock Transactions

	Common Stock
	Shares	Amount
Beginning balance, March 31, 2005	100	$—
Issuance of common shares in public offering	16,560,000	16,560

Ending balance, March 31, 2006	16,560,100	$16,560

Ending balance, March 31, 2007	16,560,100	$16,560

        No shares of common stock were issued during the year ended March 31, 2007.

Note 7. Net Increase in Net Assets Resulting from Operations per Share

        The following table sets forth the computation of basic and diluted net increase in net assets resulting from operations per share for the year ended March 31, 2007 and the period June 22, 2005 (Commencement of Operations) to March 31, 2006:

	Year Ended March 31, 2007	For the period June 22, 2005 (Commencement of Operations) to March 31, 2006
Numerator for basic and diluted net increase in net assets resulting from operations per share	$7,268,404	$6,054,297
Denominator for basic and diluted shares	16,560,100	16,391,589

Basic and diluted net increase in net assets per share resulting from operations	$0.44	$0.37

Note 8. Related Party Transactions

Investment Advisory and Management Agreement

        The Company has entered into an investment advisory and management agreement with the Adviser (the "Advisory Agreement"), which is controlled by the Company's chairman and chief executive officer. In accordance with the Advisory Agreement, the Company pays the Adviser a fee, as compensation for its services, consisting of a base management fee and an incentive fee.

        The base management fee is assessed at an annual rate of 2.0% computed on the basis of the average value of the Company's gross invested assets at the end of the two most recently completed quarters, which are total assets less the cash proceeds and cash and cash equivalents from the proceeds of the Company's initial public offering that are not invested in debt and equity securities of portfolio companies. Through December 31, 2006, the base management fee was computed and payable quarterly. Beginning on January 1, 2007, the base management fee was computed and payable quarterly and was be assessed at an annual rate of 2.0% computed on the basis of the value of the Company's average gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. This new calculation was originally scheduled to begin in periods after March 31, 2006; however, on April 11, 2006, July 11, 2006 and October 10, 2006, the Company's Board of Directors accepted voluntary waivers from the Adviser that allowed the current calculation of the base management fee to be effective through June 30, 2006, September 30, 2006 and December 31, 2006, respectively.

        On January 9, 2007, the Company's Board of Directors accepted a voluntary waiver from the Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5% to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations for the three months ended March 31, 2007.

        When the Adviser receives fees from portfolio companies, as discussed in Note 2 under "Services Provided to Portfolio Companies," 50% of certain of these fees are credited against the base management fee that the Company would otherwise be required to pay to the Adviser.

        For the year ended March 31, 2007, the Company incurred a base management fee to the Adviser of $2,413,116. For the period June 22, 2005 (Commencement of operations) to March 31, 2006, the Company incurred a base management fee to the Adviser of $915,360. For the year ended March 31, 2007 and for the period June 22, 2005 (Commencement of operations) to March 31, 2006, the Company recognized aggregate credits against the base management fee of $877,583 and 554,589, respectively, resulting from investment banking fees paid to the Adviser during the respective periods. As of March 31, 2007 and 2006, $303,679 and $234,551, respectively, was unpaid and included in fees due from Adviser in the accompanying consolidated statements of assets and liabilities. At March 31, 2007, the base management fee credit due from the Adviser of $303,679 is offset by loan servicing fees due to the Adviser of $283,296 as discussed below.

        In addition, the Adviser services the loans held by Business Investment, in return for which the Adviser receives a 2.0% annual fee based on the monthly aggregate balance of loans held by Business Investment. Since the Company owns these loans, all loan servicing fees paid to the Adviser are treated as reductions against the 2.0% base management fee payable to the Adviser. Overall, the management fee due to the Adviser cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year.

        For the year ended March 31, 2007, the Company recorded loan servicing fees to the Adviser of $1,568,854, of which $283,296 was unpaid at March 31, 2007 and are included as a credit in fees due from Adviser in the accompanying consolidated statements of assets and liabilities, offsetting the base management fee credit due to the Company from the Adviser.

        The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards the Adviser if the Company's quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the "hurdle rate"). The Company will pay the Adviser an income incentive fee with respect to the Company's pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

  •
  100% of the Company's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

  •
  20% of the amount of the Company's pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

        The second part of the incentive fee is a capital gains incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of the Company's realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to the Adviser, the Company will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since the Company's inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in the Company's portfolio.

        Because pre-incentive fee net investment income was below the hurdle rate of 1.75% of net assets, no income-based incentive fee was recorded for the three months or year ended March 31, 2007 or the period June 22, 2005 (commencement of operations) to March 31, 2006. No capital gains incentive fee was recorded for the year ended March 31, 2007 or the period June 22, 2005 (commencement of operations) as cumulative unrealized capital depreciation exceeded cumulative realized capital gains net of cumulative realized capital losses for each period.

Administration Agreement

        The Company has entered into an administration agreement (the "Administration Agreement") with Gladstone Administration, LLC ("Gladstone Administration" or the "Administrator"), a wholly-owned subsidiary of the Adviser. Under the Administration Agreement, the Company pays separately for administrative services. The Administration Agreement provides for payments equal to the Company's allocable portion of the Administrator's overhead expenses in performing its obligations under the Administration Agreement, including but not limited to, rent for employees of the Administrator, and the allocable portion of salaries and benefits expenses of the Company's chief financial officer, controller, chief compliance officer, treasurer and their respective staffs. The Company recorded fees to the Administrator on the consolidated statements of operations of $526,595 and $288,471 for the year ended March 31, 2007 and the period June 22, 2005 (Commencement of operations) to March 31, 2006, respectively. As of March 31, 2007 and 2006, $162,244 and 110,002, respectively, was unpaid and included in the administration fee payable to Administrator in the accompanying consolidated statements of assets and liabilities.

License Agreement

        The Company has entered into a license agreement with the Adviser, pursuant to which the Adviser has granted the Company a non-exclusive license to use the name "Gladstone" and the Diamond G trademark. This license agreement requires the Company to pay the Adviser a royalty fee of $1 per quarter and is recorded in general and administrative expenses on the statement of operations. The amount of the fee is negotiable on an annual basis by the Company's compensation committee and approved by a majority of the Company's independent directors.

Sale of Investments to Affiliate

        During March 2007, the Company purchased from its affiliate, Gladstone Capital Corporation ("Gladstone Capital"), certain of its investments in syndicated loan participations for approximately $12.5 million. An independent broker was engaged to execute these transactions between the Company and Gladstone Capital. The independent broker accepted the quotes from the respective agent bank for each syndicated loan and then executed these transactions between the Company and Gladstone Investment.

Loan Payable to Affiliate

        On June 30, 2005, the Company repaid a $50,000 loan payable to its chairman and chief executive officer. The demand recourse promissory note accrued interest at the rate of 3% per annum and was repaid with accrued interest of $378 using a portion of the net proceeds from the Offering.

Note 9. Dividends

        The following table illustrates the monthly dividends per share the fiscal years 2007 and 2006:

Declaration Date	Record Date	Payment Date	Dividend per Share
January 10, 2007	March 22, 2007	March 30, 2007	$0.075
January 10, 2007	February 20, 2007	February 28, 2007	$0.075
January 10, 2007	January 23, 2007	January 31, 2007	$0.075
October 10, 2006	December 20, 2006	December 29, 2006	$0.07
October 10, 2006	November 21, 2006	November 30, 2006	$0.07
October 10, 2006	October 23, 2006	October 31, 2006	$0.07
July 11, 2006	September 21, 2006	September 29, 2006	$0.07
July 11, 2006	August 21, 2006	August 31, 2006	$0.07
July 11, 2006	July 19, 2006	July 31, 2006	$0.07
April 11, 2006	June 22, 2006	June 30, 2006	$0.07
April 11, 2006	May 22, 2006	May 31, 2006	$0.07
April 11, 2006	April 20, 2006	April 28, 2006	$0.07

		Total Fiscal 2007	$0.855

January 10, 2006	March 17, 2006	March 31, 2006	$0.07
January 10, 2006	February 16, 2006	February 28, 2006	$0.07
January 10, 2006	January 23, 2006	January 31, 2006	$0.07
October 7, 2005	December 21, 2005	December 31, 2005	$0.04
October 7, 2005	November 21, 2005	November 30, 2005	$0.04
October 7, 2005	October 21, 2005	October 30, 2005	$0.04
July 7, 2005	September 22, 2005	September 30, 2005	$0.02
July 7, 2005	August 23, 2005	August 31, 2005	$0.02
July 7, 2005	July 21, 2005	July 29, 2005	$0.02

		Total Fiscal 2006	$0.39

        Aggregate dividends declared and paid for the 2007 fiscal year were approximately $14.2 million which were declared based on an estimate of net investment income for the year. Dividends declared for the 2007 fiscal year exceeded net investment income by approximately $3.0 million. A portion of the dividends declared during fiscal 2007 were treated as a return of capital to the Company's stockholders.

        Aggregate dividends declared and paid for the 2006 fiscal year were approximately $6.5 million which were declared based on an estimate of net investment income for the year. Dividends declared for the 2006 fiscal year exceeded net investment income by approximately $0.5 million. A portion of the dividends declared during fiscal 2006 were treated as a return of capital to the Company's stockholders.

Note 10. Fee Income

        As a result of fees received by the Adviser for its services to portfolio companies on the Company's behalf as discussed in Note 2, the Company recognized reductions of $0.9 million and $0.5 million in its base management fee payable to the Adviser under the investment advisory agreement between the Company and the Adviser for the year ended March 31, 2007 and the period June 22, 2005 (Commencement of Operations) to March 31, 2006, respectively. In addition, the

Company recognized $0.2 million in financing fees for the for period June 22, 2005 (Commencement of Operations) to March 31, 2006.

Note 11. Federal and State Income Taxes

        The Company operates and intends to continue to operate, in a manner to qualify for treatment as a RIC under Subchapter M of the Code. As a RIC, the Company is not subject to federal or state income tax on the portion of its taxable income and gains distributed to stockholders. To qualify as a RIC, the Company is required to distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code and as such no income tax provisions have been recorded for the Company.

Note 12. Subsequent Events

Investments

        In April and May 2007, the Company purchased additional syndicated loan participations of 8 new and 9 existing portfolio companies of approximately $48.6 million. Of these purchases of existing portfolio companies, approximately $19.0 million were purchased from Gladstone Capital via an independent broker. The Company also received the full repayment on 3 of its syndicated loan participations for approximately $13.6 million. In addition, the Company sold two of its syndicated loan participations totaling approximately $3.4 million realizing a net loss of approximately $30,000 on the transactions.

        In May 2007, the Company invested approximately $7.2 million in one buyout investment.

Chase II Holdings Corp.

        In April and May 2007, Chase II Holdings Corp., a subsidiary of Chase II Acquisition Corp. ("Chase") borrowed $480,000, net of repayments, under their revolving credit facility with the Company. At May 25, 2007, $0.9 million was undrawn under the facility.

Quench USA, LLC.

        In April 2007, Quench USA, LLC, a subsidiary of Quench Holdings Corp. ("Quench") amended its senior term note from the Company to increase the total borrowings under the note from $4.0 million to $5.0 million using amounts already outstanding under its revolving credit facility with the Company. Further, Quench amended its revolving credit facility with the Company to decrease the total borrowing capacity under the facility to $1.5 million. At May 30, 2007, $0.5 million was undrawn under the facility.

Dividends

        On April 11, 2007, the Company's Board of Directors declared the following monthly dividends which it believes will be paid from ordinary income:

Declaration Date	Record Date	Payment Date	Dividend per Share
April 11, 2007	June 21, 2007	June 29, 2007	$0.075
April 11, 2007	May 22, 2007	May 31, 2007	$0.075
April 11, 2007	April 20, 2007	April 30, 2007	$0.075

Note 13. Selected Quarterly Data (Unaudited)

	Year Ended March 31, 2007
	Quarter Ended June 30, 2006	Quarter Ended September 30, 2006	Quarter Ended December 31, 2006	Quarter Ended March 31, 2007
Total Investment Income	$3,863,438	$4,213,928	$4,299,368	$4,884,902
Net Investment Income	2,581,164	2,883,886	2,898,068	2,784,614
Net Increase in Net Assets Resulting From Operations	1,277,048	2,848,044	2,684,543	458,769
Net Increase in Net Assets Resulting From Operations per Weighted Average Common Share (Basic & Diluted)	$0.08	$0.17	$0.16	$0.03
	Period June 22, 2005 (Commencement of operations) to March 31, 2006
	Quarter Ended June 30, 2005	Quarter Ended September 30, 2005	Quarter Ended December 31, 2005	Quarter Ended March 31, 2006
Total Investment Income	$48,198	$1,806,590	$2,321,688	$3,194,380
Net Investment Income	19,800	1,412,906	1,752,570	2,698,622
Net Increase in Net Assets Resulting From Operations	19,800	1,476,732	1,614,747	2,943,018
Net Increase in Net Assets Resulting From Operations per Weighted Average Common Share (Basic & Diluted)	$—	$0.09	$0.10	$0.18

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(UNAUDITED)

	September 30, 2007	March 31, 2007
ASSETS
Non-Control/Non-Affiliate investments (Cost 9/30/07: $209,086,763; 3/31/07: $138,567,741)	$200,851,289	$138,168,612
Control investments (Cost 9/30/07: $116,604,804; 3/31/07: $116,302,372)	118,772,882	113,016,491
Affiliate investments (Cost 9/30/07: $18,327,058; 3/31/07: $19,750,000)	18,793,931	19,762,500

Total investments at fair value (Cost 9/30/07: $344,018,625; 3/31/07: $274,620,113)	338,418,102	270,947,603
Cash and cash equivalents	23,189,457	37,788,941
Interest receivable	2,001,035	1,306,090
Prepaid insurance	164,724	83,819
Deferred finance costs	224,042	627,960
Due from custodian	2,436,682	12,694,985
Due from Adviser (Refer to Note 4)	—	20,383
Other assets	398,972	120,434

TOTAL ASSETS	$366,833,014	$323,590,215

LIABILITIES
Due to Administrator (Refer to Note 4)	$227,767	$162,244
Due to Adviser (Refer to Note 4)	227,687	—
Borrowings under line of credit	146,050,000	100,000,000
Accrued expenses	1,019,264	523,698
Other liabilities	69,949	85,764

Total Liabilities	147,594,667	100,771,706

NET ASSETS	$219,238,347	$222,818,509

ANALYSIS OF NET ASSETS:
Common stock, $0.001 par value, 100,000,000 shares authorized and 16,560,100 shares issued and outstanding	$16,560	$16,560
Capital in excess of par value	230,065,064	230,096,572
Net unrealized depreciation of investment portfolio	(5,600,523)	(3,672,510)
Distributions in excess of net investment income	(5,242,754)	(3,622,113)

Total Net Assets	$219,238,347	$222,818,509

Net assets per share	$13.24	$13.46

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2007

(UNAUDITED)

Company(1)	Industry	Investment(2)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS
Syndicated Loans:
ACS Media, LLC	Service—directory advertising	Senior Term Debt (7.6%, Due 11/2013)(3)	$4,821,654	$4,579,408
Activant Solutions, Inc.	Service—enterprise software and services	Senior Term Debt (7.5%, Due 5/2013)(3)	3,743,695	3,574,646
Advanced Homecare Holdings, Inc.	Service—home health nursing services	Senior Term Debt (9.1%, Due 8/2014)(3)	2,992,500	2,947,612
Aeroflex, Inc.	Service—provider of highly specialized electronic equipment	Senior Term Debt (8.9%, Due 8/2014)(3)	1,901,196	1,955,000
American Safety Razor Company Inc.	Manufacturing—razors and blades	Senior Term Debt (7.7%, Due 7/2013)(3)	1,483,464	1,444,219
Aspect Software, Inc.	Service—call center software	Senior Term Debt (8.3%, Due 7/2011)(3)	2,980,718	2,828,625
Brock Holdings II, Inc.	Service—industrial specialty maintenance	Senior Term Debt (7.1%, Due 8/2013)(3)(5)	2,987,113	2,865,600
Compsych Investments Corp.	Service—employee assistance programs	Senior Term Debt (8.0%, Due 2/2012)(3)(5)	3,589,734	3,424,095
CRC Health Group, Inc.	Service—substance abuse treatment	Senior Term Debt (7.4%, Due 2/2012)(3)	9,945,603	9,599,783
Critical Homecare Solutions, Inc.	Service—home therapy and respiratory treatment	Senior Term Debt (8.6%, Due 1/2012)(3)(5)	4,567,171	4,519,350
CST Industries Acquisition, Inc.	Manufacturing—metal storage units	Senior Term Debt (8.1%, Due 8/2013)(3)	991,793	975,150
Dealer Computer Services, Inc.	Manufacturing & Service—systems for automotive retailers	Senior Term Debt (7.2%, Due 9/2013)(3)	1,914,187	1,849,624
Generac Acquisition Corp.	Manufacturing—standby power products	Senior Term Debt (9.3%, Due 11/2013)(3)(5)	6,944,172	6,220,250
Graham Packaging Holdings Company	Manufacturing—plastic containers	Senior Term Debt (7.6%, Due 10/2011)(3)	10,447,500	10,290,787
Hargray Communications Group, Inc.	Service—triple-play (cable, phone, internet) provider	Senior Term Debt (7.4%, Due 6/2014)(3)	999,448	975,056
HMTBP Acquisition II Corp.	Service—aboveground storage tanks	Senior Term Debt (7.4%, Due 5/2014)(3)(5)	3,980,736	3,900,400
Hudson Products Holdings, Inc.	Manufacturing—heat transfer solutions	Senior Term Debt (7.9%, Due 12/2013)(3)	6,052,182	5,957,958
Huish Detergents, Inc.	Manufacturing—household cleaning products	Senior Term Debt (7.2%, Due 4/2014)(3)	1,996,173	1,875,300
Hyland Software, Inc.	Service—provider of enterprise content management software	Senior Term Debt (7.9%, Due 7/2013)(3)	3,961,116	3,880,000
Interstate Fibernet, Inc.	Service—provider of voice and data telecommunications services	Senior Term Debt (9.2%, Due 7/2013)(3)	9,951,400	9,900,000
J. Crew Operating Corp.	Retail—apparel	Senior Term Debt (7.1%, Due 5/2013)(3)	879,473	859,649
KIK Custom Products, Inc.	Manufacturing—consumer products	Senior Term Debt (7.5%, Due 5/2014)(3)	4,000,967	3,780,000
Kronos, Inc.	Service—workforce management solutions	Senior Term Debt (7.5%, Due 6/2014)(3)	1,995,000	1,905,225
Lexicon Marketing USA, Inc.	Service—marketing to Hispanic community	Senior Term Debt (8.4%, Due 5/2012)(3)(5)	2,947,630	1,826,226
Local TV Finance, LLC	Service—television station operator	Senior Term Debt (7.3%, Due 5/2013)(3)	1,000,276	950,119
LVI Services, Inc.	Service—asbestos and mold remediation	Senior Term Debt (10.0%, Due 11/2010)(3)(5)	6,404,834	6,098,869
MedAssets, Inc.	Service—pharmaceuticals and healthcare GPO	Senior Term Debt (7.6%, Due 10/2013)(3)(5)	6,468,324	6,272,245

NON-CONTROL/NON-AFFILIATE INVESTMENTS (Continued)
MediMedia USA, LLC	Service—healthcare and pharmaceutical marketing	Senior Term Debt (7.5%, Due 10/2013)(3)	$2,247,425	$2,143,800
Mitchell International, Inc.	Service—automobile insurance claims processing	Senior Term Debt (7.4%, Due 3/2014)(3)(5)	997,648	935,300
National Mentor Holdings, Inc.	Service—home health care	Senior Term Debt (7.2%, Due 6/2013)(3)	1,977,482	1,857,793
Network Solutions, LLC	Service—internet domain solutions	Senior Term Debt (7.7%, Due 3/2014)(3)	9,718,581	9,231,075
NPC International Inc.	Service—Pizza Hut franchisee	Senior Term Debt (7.1%, Due 5/2013)(3)	2,896,150	2,709,793
Open Solutions, Inc.	Service—software outsourcing for financial institutions	Senior Term Debt (7.6%, Due 1/2014)(3)	2,692,663	2,555,301
Ozburn-Hessey Holding Co. LLC	Service—third party logistics	Senior Term Debt (8.5%, Due 8/2012)(3)	7,692,673	7,340,487
Pinnacle Foods Finance, LLC	Manufacturing—branded food products	Senior Term Debt (8.0%, Due 4/2014)(3)	3,991,269	3,860,325
PTS Acquisition Corp.	Manufacturing—drug delivery and packaging technologies	Senior Term Debt (7.5%, Due 4/2014)(3)	6,982,500	6,668,288
QTC Acquisition, Inc.	Service—outsourced disability evaluations	Senior Term Debt (7.4%, Due 11/2012)(3)	1,997,974	1,905,225
Radio Systems Corporation	Service—design electronic pet containment products	Senior Term Debt (8.4%, Due 9/2013)(3)	1,979,503	1,960,200
Rally Parts, Inc.	Manufacturing—aftermarket motorcycle parts and accessories	Senior Term Debt (7.7%, Due 11/2013)(3)	2,499,566	2,388,203
RPG Holdings, Inc.	Manufacturing and design—greeting cards	Senior Term Debt (9.1%, Due 12/2011)(3)	4,553,068	4,278,958
SafeNet, Inc.	Service—chip encryption products	Senior Term Debt (7.9%, Due 4/2014)(3)	3,002,375	2,745,000
SGS International, Inc.	Service—digital imaging and graphics	Senior Term Debt (7.9%, Due 12/2011)(3)	1,603,034	1,572,616
Specialized Technology Resources, Inc.	Service & Manufacturing—consumer product quality assurance	Senior Term Debt (7.6%, Due 6/2014)(3)(5)	1,497,325	1,443,881
Stolle Machinery Company	Manufacturing—can-making equipment and parts	Senior Term Debt (7.5%, Due 9/2012)(3)	496,783	486,337
Survey Sampling, LLC	Service—telecommunications-based sampling	Senior Term Debt (7.7%, Due 5/2011)(3)(5)	3,140,946	2,954,119
Synagro Technologies, Inc.	Service—waste treatment and recycling	Senior Term Debt (7.5%, Due 3/2014)(3)	502,262	485,000
Triad Laboratory Alliance, LLC	Service—regional medical laboratories	Senior Term Debt (8.8%, Due 12/2011)(3)(5)	4,926,833	4,716,000
United Surgical Partners International, Inc.	Service—outpatient surgical provider	Senior Term Debt (7.4%, Due 4/2014)(3)	1,326,290	1,279,870
US Silica Company	Service—miner, processor and seller of industrial silica	Senior Term Debt (9.2%, Due 8/2013)(3)	4,950,701	4,950,000
Wastequip, Inc.	Service—process and transport waste materials	Senior Term Debt (7.5%, Due 2/2013)(3)	2,936,556	2,819,094
WaveDivision Holdings, LLC	Service—cable	Senior Term Debt (7.8%, Due 6/2014)(3)(5)	1,925,086	1,862,400
West Corporation	Service—business process outsourcing	Senior Term Debt (7.6%, Due 10/2013)(3)	11,406,011	11,173,783

Subtotal—Syndicated Loans			$197,888,763	$189,578,044

Non-syndicated Loans
B-Dry, LLC	Service—basement waterproofer	Senior Term Debt (10.6%, Due 11/2007)	$125,000	$125,000
		Senior Term Debt (10.6%, Due 5/2014)	10,773,000	10,773,000
		Common Stock Warrants(4)	300,000	375,245

			11,198,000	11,273,245

Total Non-Control/Non-Affiliate Investments			$209,086,763	$200,851,289

CONTROL INVESTMENTS
A. Stucki Holding Corp.	Manufacturing—railroad freight car products	Senior Term Debt (10.3% Due 3/2012)	$14,463,750	$14,463,750
		Senior Term Debt (12.5% Due 3/2012)(6)	11,000,000	11,000,000
		Senior Subordinated Term Debt (13% Due 3/2014)	5,485,760	5,485,760
		Preferred Stock(4)	4,386,686	4,572,249
		Common Stock(4)	129,956	5,272,696

			35,466,152	40,794,455
Acme Cryogenics, Inc.	Manufacturing—manifolds and pipes for industrial gasses	Senior Subordinated Term Debt (11.5% Due 3/2013)	14,500,000	14,500,000
		Redeemable Preferred Stock(4)	6,983,785	7,400,647
		Common Stock(4)	1,045,181	4,397,616
		Common Stock Warrants(4)	24,686	177,816

			22,553,652	26,476,079
Chase II Holdings Corp.	Manufacturing—traffic doors	Revolving Credit Facility (9.8% Due 3/2008)(7)	2,780,000	2,780,000
		Senior Term Debt (10.3%, Due 3/2011)	10,450,000	10,450,000
		Senior Term Debt (12.0% Due 3/2011)(6)	7,920,000	7,920,000
		Subordinated Term Debt (13.0% Due 3/2013)	6,167,810	6,167,810
		Redeemable Preferred Stock(4)	6,960,806	6,822,047
		Common Stock(4)	61,384	—

			34,340,000	34,139,857
Hailey Transport Corporation	Retail and Service—school buses and parts	Senior Subordinated Term Debt (12.0%, Due 1/2012)	4,628,682	—
		Preferred Stock(4)	2,500,000	—

			7,128,682	—
Quench Holdings Corp.	Service—sales, installation and service of water coolers	Revolving Credit Facility (9.8%, Due 3/2009)(8)	1,450,000	1,450,000
		Senior Term Debt (9.8%, Due 3/2011)	4,500,000	4,500,000
		Subordinated Term Debt (11.5%, Due 3/2011)	7,910,000	7,910,000
		Common Stock(4)	3,256,318	3,502,491

			17,116,318	17,362,491

Total Control Investments			$116,604,804	$118,772,882

AFFILIATE INVESTMENTS
Noble Logistics, Inc.	Service—aftermarket auto parts delivery	Revolving Credit Facility (9.7%, Due 12/2009)(9)	$1,650,000	$1,650,000
		Senior Term Debt (9.7%, Due 12/2011)	6,427,058	6,427,058
		Senior Term Debt (11.7% Due 3/2011)(6)	7,000,000	7,000,000
		Preferred Stock(4)	1,750,000	1,963,596
		Common Stock(4)	1,500,000	1,753,277

			18,327,058	18,793,931

Total Affiliate Investments			$18,327,058	$18,793,931

Total Investments			$344,018,625	$338,418,102

(1)
Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(2)
Percentage represents the weighted average interest rates in effect at September 30, 2007 and due date represents the contractual maturity date.

(3)
Marketable securities are valued based on the indicative bid price, as of September 30, 2007, from the respective originating syndication agent's trading desk.

(4)
Security is non-income producing.

(5)
Valued using Standard & Poor's Securities Evaluations, Inc. opinions of value at September 30, 2007.

(6)
Last out tranche of senior debt, meaning if the portfolio company is liquidated then the holder of the last out trance is paid after the senior debt.

(7)
Total available under the revolving credit facility is $3,500,000, of which $720,000 remains undrawn at September 30, 2007.

(8)
Total available under the revolving credit facility is $1,500,000, of which $50,000 remains undrawn at September 30, 2007.

(9)
Total available under the revolving credit facility is $2,000,000, of which $350,000 remains undrawn at September 30, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2007

(UNAUDITED)

Company(1)	Industry	Investment(2)	Cost	Fair Value
NON-CONTROL/NON-AFFILIATE INVESTMENTS
ACS Media, LLC	Service—directory advertising	Senior Term Debt (7.9%, Due 11/2013)(3)	$4,857,421	$4,857,822
Activant	Service—enterprise software and services	Senior Term Debt (7.4%, Due 5/2013)(3)	3,745,496	3,714,281
American Safety Razor Company Inc.	Manufacturing—razors and blades	Senior Term Debt (7.9%, Due 7/2013)(3)	1,491,154	1,492,472
Aramark Corp.	Service—vending services	Senior Term Debt (7.5%, Due 1/2014)(10)	921,289	925,895
		Letter of Credit (5.3%, Due 1/2014)(10)	65,841	66,170
Aspect Software, Inc.	Service—call center software	Senior Term Debt (8.4%, Due 7/2011)(3)	2,988,647	2,999,925
Brock Holdings II, Inc.	Service—industrial specialty maintenance	Senior Term Debt (7.3%, Due 8/2013)(3)(5)	3,000,000	3,003,750
Compsych Investments Corp.	Service—independent employee assistance programs	Senior Term Debt (8.1%, Due 2/2012)(3)(5)	3,875,254	3,879,300
CRC Health Group, Inc.	Service—substance abuse treatment	Senior Term Debt (7.9%, Due 2/2012)(3)	9,993,754	10,010,307
Critical Homecare Solutions, Inc.	Service—home therapy and respiratory treatment	Senior Term Debt (8.6%, Due 1/2012)(3)(5)	2,000,000	2,000,000
CST Industries Acquisition, Inc.	Manufacturing—metal storage units	Senior Term Debt (8.5%, Due 8/2013)(3)	996,946	999,975
Dealer Computer Services, Inc.	Manufacturing & Service—systems for automotive retailers	Senior Term Debt (7.4%, Due 9/2013)(3)	1,042,760	1,044,063
Dresser Holdings, Inc.	Manufacturing—oilfield & energy products	Senior Term Debt (8.1%, Due 10/2013)(3)	3,868,905	3,851,943
Generac Acquisition Corp.	Manufacturing—standby power products	Senior Term Debt (7.9%, Due 11/2013)(5)	2,593,800	2,611,957
Hudson Products Holdings, Inc.	Manufacturing—heat transfer solutions	Senior Term Debt (8.1%, Due 12/2013)(3)	2,358,550	2,363,866
IPC Information Systems, LLC	Manufacturing—specialized telephony systems	Senior Term Debt (7.9%, Due 9/2013)(3)	263,045	262,319
J. Crew Operating Corp.	Retail—apparel	Senior Term Debt (7.2%, Due 5/2013)(3)	1,405,990	1,407,018
Latham Manufacturing Corp.	Manufacturing—swimming pool components accessories	Senior Term Debt (8.5%, Due 6/2012)(3)	2,427,162	2,375,520
Lexicon Marketing USA, Inc.	Service—marketing to Hispanic community	Senior Term Debt (7.8%, Due 5/2012)(3)(5)	2,971,543	3,006,325
LVI Services, Inc.	Service—asbestos and mold remediation	Senior Term Debt (10.3%, Due 11/2010)(3)(5)	6,440,352	6,330,492
Madison River Capital LLC	Service—communications and information	Senior Term Debt (7.6%, Due 7/2012)(3)	5,727,708	5,702,357
Maidenform, Inc.	Manufacturing—intimate apparel	Senior Term Debt (7.1%, Due 5/2010)(3)	2,569,252	2,573,084
MedAssets, Inc.	Service—pharmaceuticals and healthcare GPO	Senior Term Debt (7.8%, Due 10/2013)(3)(5)	3,493,734	3,504,342
MediMedia USA, LLC	Service—healthcare and pharmaceutical marketing	Senior Term Debt (7.9%, Due 10/2013)(3)	1,185,613	1,180,462
National Mentor Holdings, Inc.	Service—home health care	Senior Term Debt (7.4%, Due 6/2013)(3)	1,987,027	1,985,825
NPC International Inc.	Service—Pizza Hut franchisee	Senior Term Debt (7.1%, Due 5/2013)(3)	3,017,479	2,995,367
Nutro Products, Inc.	Manufacturing—pet food	Senior Term Debt (7.4%, Due 4/2012)(3)	2,442,961	2,421,809
Open Solutions, Inc.	Service—software outsourcing for financial institutions	Senior Term Debt (7.5%, Due 1/2014)(3)	2,518,294	2,506,250

NON-CONTROL/NON-AFFILIATE INVESTMENTS (Continued)
Ozburn-Hessey Holding Co. LLC	Service—third party logistics	Senior Term Debt (8.6%, Due 8/2012)(3)	$7,764,943	$7,711,178
Patriot Media & Communications CNJ, LLC	Service—telecommunications	Senior Term Debt (7.4%, Due 3/2013)(3)	4,147,228	4,105,476
QTC Acquisition, Inc.	Service—outsourced disability evaluations	Senior Term Debt (8.1%, Due 11/2012)(3)	1,996,592	1,997,199
Radio Systems Corporation	Service—design electronic pet containment products	Senior Term Debt (8.1%, Due 9/2013)(3)	1,989,421	1,999,950
Rally Parts, Inc.	Manufacturing—aftermarket motorcycle parts and accessories	Senior Term Debt (7.9%, Due 11/2013)(3)	1,313,285	1,319,792
RPG Holdings, Inc.	Manufacturing and design—greeting cards	Senior Term Debt (8.9%, Due 12/2011)(3)	5,001,100	4,900,000
SGS International, Inc.	Service—digital imaging and graphics	Senior Term Debt (7.9%, Due 12/2011)(3)	1,611,921	1,616,724
Stolle Machinery Company	Manufacturing—can-making equipment and parts	Senior Term Debt (7.9%, Due 9/2012)(3)	500,100	502,491
Survey Sampling, LLC	Service—telecommunications-based sampling	Senior Term Debt (7.9%, Due 5/2011)(3)	3,309,714	3,282,178
Triad Laboratory Alliance, LLC	Service—regional medical laboratories	Senior Term Debt (8.6%, Due 12/2011)(3)(5)	4,953,549	4,912,813
US Investigative Services, Inc.	Service—background investigations	Senior Term Debt (7.9%, Due 9/2012)(3)	10,923,253	10,910,191
Wastequip, Inc.	Service—process and transport waste materials	Senior Term Debt (7.6%, Due 2/2013)(3)	2,066,465	2,081,963
WaveDivision Holdings, LLC	Service—cable	Senior Term Debt (7.8%, Due 6/2014)(3)	1,925,440	1,929,600
West Corporation	Service—business process outsourcing	Senior Term Debt (7.8%, Due 10/2013)(3)	10,814,753	10,826,161

Total Non-Control/Non-Affiliate Investments			$138,567,741	$138,168,612

CONTROL INVESTMENTS
A. Stucki Company	Manufacturing—railroad cars and accessories	Senior Term Debt (9.8% Due 3/2012)(6)	15,000,000	15,000,000
		Senior Term Debt (12.1% Due 3/2012)(6)(11)	11,000,000	11,000,000
		Senior Subordinated Term Debt (13% Due 3/2014)(6)	5,485,760	5,485,760
		Preferred Stock(4)(6)	4,386,686	4,386,686
		Common Stock(4)(6)	129,956	129,956

			36,002,402	36,002,402
Acme Cryogenics, Inc.	Manufacturing—manifolds and pipes for industrial gasses	Senior Subordinated Term Debt (11.5% Due 3/2013)(5)(6)	$14,500,000	$14,481,875
		Redeemable Preferred Stock(4)(6)	6,983,785	6,983,785
		Common Stock(4)(6)	1,045,181	1,045,181
		Common Stock Warrants(4)(6)	24,686	24,686

			22,553,652	22,535,527

Chase II Holdings Corp.	Manufacturing—traffic doors	Revolving Credit Facility (9.8% Due 3/2008)(7)	1,900,000	1,900,000
		Senior Term Debt (9.8%, Due 3/2011)(5)	11,000,000	11,000,000
		Senior Term Debt (12.0% Due 3/2011)(5)(11)	8,000,000	8,000,000
		Subordinated Term Debt (13% Due 3/2013)(5)	6,167,810	6,167,810
		Redeemable Preferred Stock(4)	6,960,806	3,120,070
		Common Stock(4)	61,384	—

			34,090,000	30,187,880
Hailey Transport Corporation	Retail and Service—school buses and parts	Senior Subordinated Term Debt (12.0%, Due 1/2012)(5)	4,000,000	4,000,000
		Preferred Stock(4)	2,500,000	3,184,874

			6,500,000	7,184,874
Quench Holdings Corp.	Service—sales, installation and service of water coolers	Revolving Credit Facility (9.3%, Due 3/2009)(5)(8)	1,900,000	1,900,000
		Senior Term Debt (9.3%, Due 3/2011)(5)	4,000,000	4,000,000
		Subordinated Term Debt (11.5%, Due 3/2011)(5)	8,000,000	8,000,000
		Common Stock(4)	3,256,318	3,205,808

			17,156,318	17,105,808

Total Control Investments			$116,302,372	$113,016,491

AFFILIATE INVESTMENTS
Noble Logistics, Inc.	Service—aftermarket auto parts delivery	Revolving Credit Facility (9.3%, Due 12/2009)(5)(9)	$2,000,000	$1,995,000
		Senior Term Debt (9.3%, Due 12/2011)(5)(6)	7,000,000	7,008,750
		Senior Term Debt (11.3% Due 3/2011)(5)(6)(11)	7,000,000	7,008,750
		Senior Subordinated Term Debt (12.3% Due 8/2007)(5)(6)	500,000	500,000
		Preferred Stock(4)(6)	1,750,000	1,750,000
		Common Stock(4)(6)	1,500,000	1,500,000

			19,750,000	19,762,500

Total Affiliate Investments			$19,750,000	$19,762,500

Total Investments			$274,620,113	$270,947,603

(1)
Certain of the listed securities are issued by affiliate(s) of the indicated portfolio company.

(2)
Percentage represents the weighted average interest rates in effect at March 31, 2007 and due date represents the contractual maturity date.

(3)
Marketable securities are valued based on the indicative bid price, as of March 31, 2007, from the respective originating syndication agent's trading desk.

(4)
Security is non-income producing.

(5)
Valued using Standard & Poor's Securities Evaluations, Inc. opinions of value at March 31, 2007.

(6)
Fair value is equal to cost due to recent acquisition.

(7)
Total available under the revolving credit facility is $3,500,000 of which $1,600,000 remains undrawn as of March 31, 2007.

(8)
Total available under the revolving credit facility is $2,000,000, of which $100,000 remains undrawn at March 31, 2007.

(9)
Total available under the revolving credit facility is $2,000,000, which was fully drawn at March 31, 2007.

(10)
Subsequent to March 31, 2007, the investment in the portfolio company was sold at the fair value reflected herein.

(11)
Last out tranche of senior debt, meaning if the portfolio company is liquidated then the holder of the last out trance is paid after the senior debt.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

	Three months ended September 30, 2007	Three months ended September 30, 2006
INVESTMENT INCOME
Interest income
Non-Control/Non-Affiliate investments	$4,079,994	$2,387,375
Control investments	2,612,412	1,256,303
Affiliate investments	374,887	—
Cash and cash equivalents	60,419	569,580

Total interest income	7,127,712	4,213,258
Other income	28,457	670

Total investment income	7,156,169	4,213,928

EXPENSES
Base management fee (Refer to Note 4)	452,630	861,893
Loan servicing fee (Refer to Note 4)	1,259,651	—
Administration fee (Refer to Note 4)	227,767	124,861
Interest expense	2,023,075	—
Amortization of deferred finance costs	216,363	—
Stockholder related costs	157,340	65,100
Professional fees	110,255	88,040
Insurance expense	73,129	67,626
Directors fees	67,472	56,250
Taxes and licenses	41,325	41,337
General and administrative expenses	35,343	24,935

Expenses before credit from Adviser	4,664,350	1,330,042

Credits to base management fee (Refer to Note 4)	(502,719)	—

Total expenses net of credit to base management fee	4,161,631	1,330,042

NET INVESTMENT INCOME	2,994,538	2,883,886

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized loss on sale of Non-Control/Non-Affiliate investments	(3,431)	(1,934)
Net unrealized (depreciation) appreciation of Non-Control/Non-Affiliate investments	(7,307,700)	2,927
Net unrealized appreciation (depreciation) of Control investments	180,090	(36,835)
Net unrealized depreciation of Affiliate investments	(230,572)	—

Net loss on investments	(7,361,613)	(35,842)

NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,367,075)	$2,848,044

NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE:
Basic and Diluted	$(0.26)	$0.17

SHARES OF COMMON STOCK OUTSTANDING:
Basic and diluted weighted average shares	16,560,100	16,560,100

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

	Six months ended September 30, 2007	Six months ended September 30, 2006
INVESTMENT INCOME
Interest income
Non-Control/Non-Affiliate investments	$7,328,549	$4,351,855
Control investments	5,177,404	2,446,605
Affiliate investments	801,450	—
Cash and cash equivalents	114,111	1,277,920

Total interest income	13,421,514	8,076,380
Other income	34,584	986

Total investment income	13,456,098	8,077,366

EXPENSES
Base management fee (Refer to Note 4)	812,319	1,663,202
Loan servicing fee (Refer to Note 4)	2,454,069	—
Administration fee (Refer to Note 4)	435,581	240,250
Interest expense	3,437,337	—
Amortization of deferred finance costs	426,203	—
Professional fees	265,921	167,788
Stockholder related costs	195,229	158,866
Insurance expense	136,070	140,237
Directors fees	122,272	99,500
Taxes and licenses	83,132	98,444
General and administrative expenses	91,477	44,029

Expenses before credit from Adviser	8,459,610	2,612,316

Credits to base management fee (Refer to Note 4)	(886,594)	—

Total expenses net of credit to base management fee	7,573,016	2,612,316

NET INVESTMENT INCOME	5,883,082	5,465,050

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized (loss) gain on sale of Non-Control/Non-Affiliate investments	(51,678)	1,339
Net unrealized depreciation of Non-Control/Non-Affiliate investments	(7,836,345)	(1,136,784)
Net unrealized appreciation (depreciation) of Control investments	5,453,959	(204,513)
Net unrealized appreciation of Affiliate investments	454,373	—

Net loss on investments	(1,979,691)	(1,339,958)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,903,391	$4,125,092

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE:
Basic and Diluted	$0.24	$0.25

SHARES OF COMMON STOCK OUTSTANDING:
Basic and diluted weighted average shares	16,560,100	16,560,100

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(UNAUDITED)

	Six months ended September 30, 2007	Six months ended September 30, 2006
Operations:
Net investment income	$5,883,082	$5,465,050
Realized (loss) gain on sale of investments	(51,678)	1,339
Unrealized depreciation of portfolio	(1,928,013)	(1,341,297)

Net increase in net assets from operations	3,903,391	4,125,092

Capital transactions:
Shelf offering registration costs	(31,508)	(33,128)
Dividends	(7,452,045)	(6,955,245)

Total decrease in net assets from capital transactions	(7,483,553)	(6,988,373)
Total decrease in net assets	(3,580,162)	(2,863,281)
Net Assets
Beginning of period	222,818,509	229,841,697

End of period	$219,238,347	$226,978,416

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Six months ended September 30, 2007	Six months ended September 30, 2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$3,903,391	$4,125,092
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investments	(113,784,083)	(49,477,779)
Principal repayments of investments	38,306,176	6,838,467
Proceeds from the sale of investments	5,809,471	16,549,229
Net unrealized depreciation of investment portfolio	1,928,013	1,341,297
Net realized loss (gain) on sales of investments	51,678	(1,339)
Net amortization of premiums and discounts	218,246	85,348
Amortization of deferred finance costs	426,203	—
Increase in interest receivable	(694,945)	(532,967)
Decrease in due from custodian	10,258,303	—
Increase in prepaid assets	(163,979)	(176,467)
(Increase) decrease in other assets	(195,464)	101,333
(Decrease) increase in other liabilities	(15,815)	11,615
Increase in administration fee payable to Administrator (See Note 4)	65,523	14,859
Increase in base management fee payable to Adviser (See Note 4)	253,591	1,096,444
Decrease in loan servicing fee payable to Adviser (See Note 4)	(5,521)	—
Increase (decrease) in accrued expenses	495,566	(212,746)

Net cash used in operating activities	(53,143,646)	(20,237,614)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings from line of credit	147,100,000	—
Repayments of line of credit	(101,050,000)	—
Deferred finance costs	(22,285)	—
Shelf offering registration costs	(31,508)	(33,128)
Distributions paid	(7,452,045)	(6,955,245)

Net cash provided by (used in) financing activities	38,544,162	(6,988,373)

NET DECREASE IN CASH AND CASH EQUIVALENTS(1)	(14,599,484)	(27,225,987)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	37,788,941	75,672,605

CASH AND CASH EQUIVALENTS, END OF PERIOD	$23,189,457	$48,446,618

(1)
Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less when purchased.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS

(UNAUDITED)

	Three months ended September 30, 2007	Three months ended September 30, 2006
Per Share Data(1)
Balance at beginning of period	$13.73	$13.75
Income from investment operations:
Net investment income(2)	0.18	0.17
Realized loss on sale of investments(2)	—	—
Net unrealized depreciation of investments(2)	(0.44)	—

Total from investment operations	(0.26)	0.17

Distributions	(0.23)	(0.21)

Net asset value at end of period	$13.24	$13.71

Per share market value at beginning of period	$14.21	$14.82
Per share market value at end of period	12.84	14.60
Total Return(3)	(8.04)%	(0.04)%
Shares outstanding at end of period	16,560,100	16,560,100
Ratios/Supplemental Data
Net assets at end of period	$219,238,347	$226,978,416
Average net assets(4)	$223,254,321	$226,140,157
Ratio of expenses to average net assets(5)(6)	8.36%	2.35%
Ratio of net expenses to average net assets(5)(7)	7.46%	2.35%
Ratio of net investment income to average net assets(5)	5.37%	5.10%

(1)
Based on actual shares outstanding at the end of the corresponding period.

(2)
Based on weighted average basic per share data.

(3)
Total return equals the change in the market value of the Company's common stock from the beginning of the period taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan. Total return does not take into account dividends that may be characterized as a return of capital. For further information on estimated character of our dividends please refer to Note 8.

(4)
Calculated using the average of the ending monthly net assets for the respective periods.

(5)
Amounts are annualized.

(6)
Ratio of expenses to average net assets is computed using expenses before credit from the Adviser.

(7)
Ratio of net expenses to average net assets is computed using total expenses net of credits to the management fee.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

FINANCIAL HIGHLIGHTS

(UNAUDITED)

	Six months ended September 30, 2007	Six months ended September 30, 2006
Per Share Data(1)
Balance at beginning of period	$13.46	$13.88
Income from investment operations:
Net investment income(2)	0.35	0.33
Realized (loss) gain on sale of investments(2)	—	—
Net unrealized depreciation of investments(2)	(0.12)	(0.08)

Total from investment operations	0.23	0.25

Distributions	(0.45)	(0.42)

Net asset value at end of period	$13.24	$13.71

Per share market value at beginning of period	$14.87	$14.90
Per share market value at end of period	12.84	14.60
Total Return(3)	(10.73)%	0.87%
Shares outstanding at end of period	16,560,100	16,560,100
Ratios/Supplemental Data
Net assets at end of period	$219,238,347	$226,978,416
Average net assets(4)	$223,091,437	$226,929,612
Ratio of expenses to average net assets(5)(6)	7.58%	2.30%
Ratio of net expenses to average net assets(5)(7)	6.79%	2.30%
Ratio of net investment income to average net assets(5)	5.27%	4.82%

(1)
Based on actual shares outstanding at the end of the corresponding period.

(2)
Based on weighted average basic per share data.

(3)
Total return equals the change in the market value of the Company's common stock from the beginning of the period taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan. Total return does not take into account dividends that may be characterized as a return of capital. For further information on estimated character of our dividends please refer to Note 8.

(4)
Calculated using the average of the ending monthly net assets for the respective periods.

(5)
Amounts are annualized.

(6)
Ratio of expenses to average net assets is computed using expenses before credit from the Adviser.

(7)
Ratio of net expenses to average net assets is computed using total expenses net of credits to the management fee.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2007
(UNAUDITED)

NOTE 1. ORGANIZATION

        Gladstone Investment Corporation (the "Company") was incorporated under the General Corporation Laws of the State of Delaware on February 18, 2005 and completed an initial public offering on June 22, 2005. The Company is a closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, the Company has elected to be treated for tax purposes as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The Company's investment objectives are to achieve a high level of current income and capital gains by investing in debt and equity securities of established private businesses.

        Gladstone Business Investment, LLC ("Business Investment"), a wholly-owned subsidiary of the Company, was established on August 11, 2006 for the sole purpose of owning the Company's portfolio of investments in connection with the establishment of its line of credit facility with Deutsche Bank AG. The financial statements of Business Investment are consolidated with those of the Company.

        The Company is externally managed by Gladstone Management Corporation ("GMC" or the "Adviser"), an unconsolidated affiliate of the Company.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Financial Statements

        Interim financial statements of the Company are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, necessary for the fair statement of financial statements for the interim periods have been included. The current period's results of operations are not necessarily indicative of results that ultimately may be achieved for the year. The interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company's Form 10-K for the fiscal year ended March 31, 2007, as filed with the Securities and Exchange Commission ("SEC") on May 31, 2007.

Basis of Presentation

        The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

Consolidation

        Under Article 6 of Regulation S-X under the Securities Act of 1933, as amended, and the authoritative accounting guidance provided by the AICPA Audit and Accounting Guide for Investment Companies, the Company is not permitted to consolidate any subsidiary or other entity that is not an investment company.

Use of Estimates

        The consolidated financial statements have been prepared in accordance with GAAP that require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Cash and Cash Equivalents

        The Company considers all short-term, highly liquid investments that are both readily convertible to cash and have a maturity of three months or less at the time of purchase to be cash equivalents. Items classified as cash equivalents include temporary investments in U.S. Treasury bills and can also include commercial paper and money-market funds. All of the Company's cash at September 30, 2007 was deposited with two financial institutions, and the Company's balances exceed federally insurable limits. The Company seeks to mitigate this risk by depositing funds with major financial institutions.

Classification of Investments

        The 1940 Act requires classification of the Company's investments by its respective level of control. As defined in the 1940 Act, "Control investments" are investments in those portfolio companies that the Company is deemed to "Control." "Affiliate investments" are investments in those portfolio companies that are "Affiliated companies" of the Company, as defined in the 1940 Act, other than Control investments. "Non-Control/Non-Affiliate investments" are those that are neither Control investments nor Affiliate investments. In general, the 1940 Act prescribes that the Company has control over a portfolio company if it owns greater than 25% of the voting securities of the portfolio company. The Company is deemed to be an affiliate of a portfolio company if it owns between 5% and 25% of the voting securities of such portfolio company or has one or more seats on the affiliated company's board of directors. However, if the Company holds 50% or more contractual representation on a portfolio company's board of directors, the Company will be deemed to have control over the portfolio company.

Investment Valuation

        The Company carries its investments at fair value, as determined by its Board of Directors. Securities that are publicly traded are valued at the closing price on the valuation date. Securities for which a limited market exists, such as certain participations in syndicated loans, are valued at the indicative bid price on or near the valuation date from the respective originating syndication agent's trading desk. Debt and equity securities that are not publicly traded, or for which a limited market does not exist, are valued at fair value based on the Company's valuation policy. The Company's Board of Directors has established a valuation policy and consistently applied valuation procedures used to determine the fair value of these securities quarterly.

        The procedures for the determination of the fair value of the Company's debt securities that that are not publicly traded and that are issued by portfolio companies where the Company has no equity, or equity-like securities, rely on the opinions of value submitted to it by Standard & Poor's Securities Evaluations, Inc. ("SPSE"). The Company may also submit paid in kind ("PIK") interest to SPSE for valuation when it is determined the PIK interest is likely to be received. SPSE will only evaluate the debt portion of the Company's investments for which the Company specifically requests evaluation, and may decline to make requested evaluations for any reason at its sole discretion. SPSE opinions of value are submitted to the Board of Directors along with the Adviser's supplemental assessment and recommendation regarding valuation of each of these investments. Lastly, the Company adds any amortized original issue discount ("OID") interest to the fair value, unless adverse factors lead to a determination of a lesser valuation.

        The fair value of convertible debt, equity, success or exit fees or other equity-like securities is determined based on the collateral, the enterprise value of the issuer, the issuer's ability to make payments, the earnings of the issuer, recent sales to third parties of similar securities, the comparison to publicly traded securities, discounted cash flow or other pertinent factors. In gathering the sales to third parties of similar securities, the Company may reference industry statistics and use outside experts.

        Debt securities that are issued by portfolio companies where the Company has equity, or equity-like securities are valued at cost, if there is adequate total enterprise value determined when valuing the Company's equity securities of the portfolio company. Fair values are discounted for any shortfall of total enterprise value over the total debt outstanding for the borrower.

        The Board of Directors then reviews whether the Adviser has followed its established procedures for determinations of fair value, and votes whether or not to accept the recommended valuation of the Company's investment portfolio.

        Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have resulted had a ready market for the securities existed, and the differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuation currently assigned. Because there is a delay between when the Company closes an investment and when the investment can be evaluated by SPSE, new investments are not valued immediately by SPSE; rather, the Adviser makes its own determination about the recommended value of these investments in accordance with the Company's valuation policy without the input of SPSE during the specific quarter in which the investment is made. Because SPSE does not currently perform independent valuations of mortgage loans or equity securities for the Company, the Adviser also determines a recommendation for the fair value of these investments, if any, without the input of SPSE. The Adviser considers a number of qualitative and quantitative factors in current market conditions when performing valuations. The Board of Directors then determines whether or not to accept the Adviser's recommendations for the aggregate valuation of the Company's portfolio of investments. The Board of Directors is ultimately responsible for setting the fair value and disclosure of investments in the financial statements.

Interest and Dividend Income Recognition

        Interest income, adjusted for amortization of premiums and acquisition costs and for the accretion of discounts, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. At September 30, 2007, one Non-Control/Non-Affiliate investment was on non-accrual with a cost basis of approximately $2.9 million at September 30, 2007, or less than 1% of the cost basis of all loans in the Company's portfolio. Conditional interest, or a success fee, is recorded upon full repayment of a loan investment. Dividend income on preferred equity securities is accrued to the extent that such amounts are expected to be collected and that the Company has the option to collect such amounts in cash. To date, the Company has not accrued any dividend income.

Services Provided to Portfolio Companies

        The 1940 Act requires that a business development company make available managerial assistance to its portfolio companies by providing significant guidance and counsel concerning the management, operations, or business objectives and policies of the respective portfolio company. The Company provides these and other services to portfolio companies through its Adviser. Currently, neither the Company nor the Adviser receives fees in connection with managerial assistance.

        The Adviser receives fees for other services it provides to the Company's portfolio companies. These other fees are typically non-recurring, are recognized as revenue when earned and are generally paid directly to the Adviser by the borrower or potential borrower upon closing of the investment. The services the Adviser provides to portfolio companies vary by investment, but generally include a broad array of services, such as investment banking services, arranging bank and equity financing, structuring financing from multiple lenders and investors, reviewing existing credit facilities, restructuring existing investments, raising equity and debt capital, turnaround management, merger and acquisition services and recruiting new management personnel. When the Adviser receives fees for these services, 50% of certain of those fees are credited against the base management fee and the loan servicing fee that the Company pays to its Adviser. Any services of this nature subsequent to the closing would typically generate a separate fee at the time of completion.

        The Adviser also receives fees for monitoring and reviewing portfolio company investments. These fees are recurring and are generally paid annually or quarterly in advance to the Adviser throughout the life of the investment. Fees of this nature are recorded as revenue by the Adviser when earned and are not credited against the base management fee.

        The Company may receive fees for the origination and closing services it provides to portfolio companies through its Adviser. These fees are paid directly to the Company and are recognized as revenue upon closing of the originated investment and are reported as fee income in the consolidated statements of operations.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

        Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between the Company's cost basis in the investment at the disposition date and the net proceeds received from such disposition. Unrealized appreciation or depreciation displays the difference between the fair market value of the investment and the cost basis of such investment.

Deferred Finance Costs

        Costs associated with the Company's line of credit facility with Deutsche Bank AG are deferred and amortized over the life of the credit facility, generally for a period of one year.

Federal Income Taxes

        The Company intends to continue to qualify for treatment as a RIC under subchapter M of the Code. As a RIC, the Company will not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify as a RIC, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code. The Company intends to distribute at least 90% of its ordinary income, and as a result, no income tax provisions have been recorded. The Company may, but does not intend to, pay out a return of capital.

        In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109, ("FIN 48"), which clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with SFAS No. 109, "Accounting for Income Taxes." FIN 48 is effective as of the beginning of an entity's first fiscal year that begins after December 15, 2006. The Company adopted this Interpretation on April 1, 2007. The adoption of FIN 48 did not have an impact on the Company's consolidated financial statements.

Recent Accounting Pronouncements

        In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 allows entities to measure at fair value many financial instruments and certain other assets and liabilities that are not otherwise required to be measured at fair value. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating the impact of this pronouncement on its consolidated financial statements.

        In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and expands disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company is required to adopt the provisions of SFAS 157 beginning with the fiscal year ended March 31, 2009. The Company is currently evaluating the impact of this pronouncement on its consolidated financial statements.

        In September 2006, the SEC issued Staff Accounting Bulletin No. 108 ("SAB 108"). SAB 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current year financial statements and requires registrants to consider the effect of all carry over and reversing effects of prior year misstatements when quantifying errors in current year financial statements. SAB 108 does not change the SEC's previous guidance in SAB No. 99, "Materiality," on evaluating the materiality of misstatements. A registrant applying the new guidance for the first time that identifies material errors in existence at the beginning of the first fiscal year ending after November 15, 2006, may correct those errors through a one-time cumulative effect adjustment to beginning-of-year retained earnings. The cumulative effect alternative is available only if the application of the new guidance results in a conclusion that a material error exists as of the beginning of the first fiscal year ending after November 15, 2006, and those misstatements were determined to be immaterial based on a proper application of the registrant's previous method for quantifying misstatements. The adoption of SAB 108 did not have an impact on the Company's consolidated financial statements.

        In February 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments, an amendment of FASB statements No. 133 and 140 ("SFAS No. 155"). SFAS No. 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) as long as the entire instrument is valued on a fair value basis. The statement also resolves and clarifies other specific SFAS No. 133 and SFAS No. 140 related issues. SFAS No. 155 is effective for all financial instruments acquired or issued after the beginning of an entity's first fiscal year that begins after September 15, 2006. The Company adopted SFAS No. 155 on April 1, 2007 and the adoption did not have an impact on the Company's consolidated financial statements.

NOTE 3. INVESTMENTS

Non-Control/Non-Affiliate Investments

        At September 30, 2007 and March 31, 2007, the Company held investments in Non-Control/Non-Affiliates of approximately $209.1 million and $138.6 million, at cost, respectively. These investments are comprised primarily of syndicated loan participations of senior notes of both public and private companies and also non-syndicated loan investments where the Company does not have a significant ownership interest in the portfolio company. At September 30, 2007 and March 31, 2007, the Company's investments, at cost, in Non-Control/Non-Affiliates represented approximately 95% and 62%, respectively, of the Company's net assets.

Control and Affiliate Investments

        At September 30, 2007, the Company had investments of approximately $106.3 million, at cost, in revolving credit facilities, senior debt and subordinated debt of six portfolio companies. In addition, at September 30, 2007, the Company had invested approximately $28.6 million in preferred and common equity of those companies.

        At September 30, 2007 and March 31, 2007, the Company's investments in Control investments, at cost, represented approximately 53% and 52%, respectively, of the Company's net assets. Also at September 30, 2007 and March 31, 2007, the Company's investments, at cost, in Affiliate investments represented approximately 8% and 9%, respectively, of the Company's net assets.

Investment Concentrations

        Approximately 79% of the aggregate fair value of the Company's investment portfolio at September 30, 2007 consisted of senior debt, approximately 6% was senior subordinated debt, approximately 4% was subordinated debt and approximately 11% was preferred and common equity securities. At September 30, 2007, the Company had approximately $344 million invested in 59 portfolio companies. The following table outlines the Company's investments by type at September 30, 2007 and March 31, 2007:

	September 30, 2007		March 31, 2007
	Cost	Fair Value	Cost	Fair Value
Senior Term Debt	$276,427,571	$268,116,852	$207,367,741	$206,981,112
Senior Subordinated Term Debt	24,614,442	19,985,760	24,485,760	24,467,635
Subordinated Term Debt	14,077,810	14,077,810	14,167,810	14,167,810
Preferred & Common Equity Securities	28,898,802	36,237,680	28,598,802	25,331,046

Total Investments	$344,018,625	$338,418,102	$274,620,113	$270,947,603

        Investments at fair value consisted of the following industry classifications at September 30, 2007 and March 31, 2007:

	September 30, 2007			March 31, 2007
		Percentage of			Percentage of
	Fair Value	Total Investments	Net Assets	Fair Value	Total Investments	Net Assets
Automobile	$2,388,203	0.7%	1.1%	$8,504,666	3.1%	3.8%
Beverage, Food & Tobacco	3,860,325	1.1%	1.8%	3,413,874	1.3%	1.5%
Broadcasting & Entertainment	975,056	0.3%	0.4%	—	—	—
Buildings & Real Estate	14,138,845	4.2%	6.4%	3,003,750	1.1%	1.3%
Cargo Transport	21,613,024	6.4%	9.9%	21,844,463	8.1%	9.8%
Chemicals, Plastics & Rubber	26,476,079	7.8%	12.1%	22,535,527	8.3%	10.1%
Containers, Packaging and Glass	11,265,938	3.3%	5.1%	999,975	0.4%	0.4%
Diversified/Conglomerate Manufacturing	34,139,858	10.1%	15.6%	32,563,400	12.0%	14.6%
Diversified/Conglomerate Service	44,179,915	13.1%	20.2%	27,374,081	10.1%	12.3%
Ecological	485,000	0.1%	0.2%	—	—	—
Electronics	14,924,996	4.4%	6.8%	6,758,294	2.5%	3.0%
Healthcare, Education and Childcare	45,016,486	13.3%	20.5%	31,296,111	11.6%	14.0%
Home & Office Furnishings	17,362,491	5.1%	7.9%	17,105,808	6.3%	7.7%
Machinery	54,902,881	16.2%	25.0%	41,480,716	15.3%	18.6%
Mining, Steel, Iron and Precious Metals	4,950,000	1.5%	2.3%	—	—	—
Oil & Gas	—	—	—	3,851,943	1.4%	1.7%
Personal, Non-durable Consumer Products	7,099,519	2.1%	3.2%	1,492,472	0.6%	0.7%
Personal, Food, & Miscellaneous Services	5,538,418	1.6%	2.5%	16,905,483	6.2%	7.6%
Printing, Publishing, Broadcasting	15,387,301	4.5%	7.0%	18,590,084	6.9%	8.3%
Retail Stores	859,649	0.3%	0.4%	1,407,018	0.5%	0.6%
Telecommunications	12,854,119	3.7%	5.9%	9,246,854	3.4%	4.1%
Textiles & Leather	—	—	—	2,573,084	0.9%	1.2%

Total Investments	$338,418,102	100%		$270,947,603	100%

        The investments at fair value consisted of the following geographic regions of the United States and Canada at September 30, 2007 and March 31, 2007:

	September 30, 2007			March 31, 2007
		Percentage of			Percentage of
	Fair Value	Total Investments	Net Assets	Fair Value	Total Investments	Net Assets
Mid-Atlantic	$145,722,631	43.1%	66.5%	$94,257,169	34.8%	42.3%
Midwest	107,700,975	31.8%	49.1%	88,508,725	32.7%	39.7%
Northeast	13,544,944	4.0%	6.2%	14,879,654	5.5%	6.7%
Southeast	38,636,723	11.4%	17.6%	36,357,555	13.4%	16.3%
West	29,032,829	8.6%	13.2%	36,944,500	13.6%	16.6%
Canada	3,780,000	1.1%	1.7%	—	—	—

Total Investments	$338,418,102	100.0%		$270,947,603	100.0%

GLADSTONE INVESTMENT CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2007
(UNAUDITED)

        The geographic region depicts the location of the headquarters for the Company's portfolio companies. A portfolio company may have a number of other locations in other geographic regions.

Investment Principal Amortization

        The following table summarizes the contractual principal amortization and maturity of the Company's investment portfolio by fiscal year, assuming no voluntary prepayments:

Fiscal Year Ended March 31,	Amount
2008	$7,302,577
2009	10,098,966
2010	9,597,716
2011	50,578,462
2012	46,511,482
Thereafter	190,829,882

Total contractual repayments	$314,919,085

Investments in equity securities	$28,898,802
Unamortized premiums on debt securities	200,738

Total	$344,018,625

NOTE 4. RELATED PARTY TRANSACTIONS

Investment Advisory and Management Agreement

        The Company has entered into an investment advisory and management agreement with the Adviser (the "Advisory Agreement"), which is controlled by the Company's chairman and chief executive officer. In accordance with the Advisory Agreement, the Company pays the Adviser fees, as compensation for its services, consisting of a base management fee and an incentive fee.

        The base management fee is computed and payable quarterly and is assessed at an annual rate of 2.0%. The base management fee was initially computed on the basis of the average value of the Company's gross invested assets at the end of the two most recently completed quarters, which were total assets less the cash proceeds and cash and cash equivalents from the proceeds of the Company's initial public offering that were not invested in debt and equity securities of portfolio companies. Beginning on January 1, 2007, the base management fee is computed on the basis of the value of the Company's average gross assets at the end of the two most recently completed quarters, which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings. This new calculation was originally scheduled to begin in periods after March 31, 2006; however, the Company's Board of Directors accepted voluntary waivers from the Adviser that allowed the initial calculation of the base management fee to be effective through December 31, 2006.

        On April 11, 2007, the Company's Board of Directors accepted a voluntary waiver from the Adviser to reduce the annual 2.0% base management fee on senior syndicated loan participations to 0.5% to the extent that proceeds resulting from borrowings were used to purchase such syndicated loan participations. This waiver remains in effect and was applied during the three and six months ended September 30, 2007.

        When the Adviser receives fees from portfolio companies, as discussed in Note 2 under "Services Provided to Portfolio Companies," 50% of certain of these fees are credited against the base management fee that the Company would otherwise be required to pay to the Adviser.

        For the three months ended September 30, 2007 and 2006, the Company incurred base management fees to the Adviser of $452,630 (after reductions for loan servicing fees received by the Adviser) and $861,893, respectively. For the six months ended September 30, 2007 and 2006, the Company incurred base management fees to the Adviser of $812,319 (after reductions for loan servicing fees) and $1,663,202, respectively. For the three months ended September 30, 2007, the Company recognized aggregate credits against the base management fee of $502,719, which is comprised of $441,469 resulting from reduced fees on syndicated loan participations and $61,250 resulting from investment banking fees paid to the Adviser during the period. For the six months ended September 30, 2007, the Company recognized aggregate credits against the base management fee of $886,594, which is comprised of $734,469 resulting from reduced fees on syndicated loan participations and $152,125 resulting from investment banking fees paid to the Adviser during the period. As of September 30, 2007, a resulting base management fee credit of $50,089 was unpaid and is included as a reduction in fees due to Adviser in the accompanying consolidated statements of assets and liabilities. The amount due to Adviser of $227,687 also includes loan servicing fees due to the Adviser of $277,776 as discussed below. At March 31, 2007, a base management fee credit of $303,679 was unpaid and included in fees due from Adviser in the accompanying consolidated statements of assets and liabilities which was offset by loan servicing fees due to the Adviser of $283,296, resulting in $20,383 due from the Adviser as discussed below.

        In addition, the Adviser services the loans held by Business Investment, in return for which the Adviser receives a 2.0% annual fee based on the monthly aggregate balance of loans held by Business Investment. Since the Company owns these loans, all loan servicing fees paid to the Adviser are treated as reductions against the 2.0% base management fee payable to the Adviser. Overall, the base management fee due to the Adviser cannot exceed 2.0% of total assets (as reduced by cash and cash equivalents pledged to creditors) during any given fiscal year.

        For the three and six months ended September 30, 2007, the Company recorded loan servicing fees to the Adviser of $1,259,651 and $2,454,069, respectively, of which $277,776 was unpaid at September 30, 2007. At March 31, 2007 there were $283,296 of loan servicing fees due to the adviser that were included as a credit in fees due from the Adviser in the accompanying consolidated statements of assets and liabilities, offsetting the base management fee credit due to the Company from the Adviser at that date.

        The incentive fee consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards the Adviser if the Company's quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets (the "hurdle rate"). The Company will pay the Adviser an income incentive fee with respect to the Company's pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

  •
  100% of the Company's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

  •
  20% of the amount of the Company's pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

        The second part of the incentive fee is a capital gains incentive fee that will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20% of the Company's realized capital gains as of the end of the fiscal year. In determining the capital gains incentive fee payable to the Adviser, the Company will calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since the Company's inception, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in the Company's portfolio.

        Because pre-incentive fee net investment income was below the hurdle rate of 1.75% of net assets, no income-based incentive fee was recorded for any of the three or six months ended September 30, 2007 or September 30, 2006.

Administration Agreement

        The Company has entered into an administration agreement (the "Administration Agreement") with Gladstone Administration, LLC ("Gladstone Administration" or the "Administrator"), a wholly-owned subsidiary of the Adviser. Under the Administration Agreement, the Company pays separately for administrative services. The Administration Agreement provides for payments equal to the Company's allocable portion of the Administrator's overhead expenses in performing its obligations under the Administration Agreement, including but not limited to, rent for employees of the Administrator and the allocable portion of salaries and benefits expenses of the Company's chief financial officer, controller, chief compliance officer, treasurer and their respective staffs. The Company recorded fees to the Administrator on the consolidated statements of operations of $227,767 and $124,861 for the three months ended September 30, 2007 and 2006, respectively. The Company recorded fees to the Administrator on the consolidated statements of operations of $435,581 and $240,250 for the six months ended September 30, 2007 and 2006, respectively. As of September 30, 2007 and March 31, 2007, $227,767 and $162,244, respectively, was unpaid and included in the administration fee payable to the Administrator in the accompanying consolidated statements of assets and liabilities.

Purchase of Investments from Affiliate

        During April 2007, the Company purchased from its affiliate, Gladstone Capital Corporation ("Gladstone Capital"), certain of its investments in syndicated loan participations at market value for approximately $9.7 million. These purchases reflect the settlement of transactions initiated in March 2007. An independent broker was engaged to execute these transactions between the Company and Gladstone Capital. The independent broker accepted the quotes from the respective agent bank for each syndicated loan and then executed these transactions between the Company and Gladstone Capital.

NOTE 5. LINE OF CREDIT

        Through the Company's wholly-owned subsidiary, Business Investment, the Company has obtained a $200 million revolving credit facility (the "Credit Facility"). On October 19, 2006, the Company executed a Purchase and Sale Agreement pursuant to which it agreed to sell certain loans to Business Investment in consideration of a membership interest therein. Simultaneously, Business Investment executed a Credit Agreement (the "Credit Agreement") with Deutsche Bank AG, New York Branch ("Deutsche Bank"), as administrative agent, pursuant to which Business Investment pledged the loans purchased from the Company to secure future advances by certain institutional lenders. On March 29, 2007, the Company increased its capacity under the Credit Facility from $100 million to $200 million. Availability under the Credit Facility was originally scheduled to terminate on October 18, 2007, however, on that date the Company amended and extended the Credit Facility such that availability under the Credit facility will terminate on October 16, 2008, unless extended in the discretion of the lenders at the request of Business Investment. Interest is payable monthly during the term of the Credit Facility and principal is payable out of collections on loans purchased from the Company during the period following the date of which availability for advances has terminated through maturity. The Credit Facility will mature two years following the date on which availability for advances has terminated and on such date, all principal, interest and other amounts owing under the Credit Facility will be due and payable. Interest rates charged on the advances under the facility are based on the rate paid by the lenders on commercial paper notes issued by such lenders to fund some or all of the advances, the London Interbank Offered Rate ("LIBOR"), the Prime Rate or the Federal Funds Rate, depending on market conditions, and adjust periodically. Available borrowings are subject to various constraints imposed under the Credit Agreement, based on the aggregate loan balance pledged by Business Investment, which varies as loans are added and repaid, regardless of whether such repayments are early prepayment or are made as contractually required.

        The Credit Facility contains covenants that require Business Investment to maintain its status as a separate entity; prohibit certain significant corporate transactions (such as mergers, consolidations, liquidations or dissolutions); and restrict material changes to the Company's credit and collection policies. The facility also restricts some of the terms and provisions (including interest rates, terms to maturity and payments schedules) and limits the borrower and industry concentrations of loans that are eligible to secure advances. As of September 30, 2007, Business Investment was in compliance with all of the facility covenants. As of September 30, 2007 there were $146.1 million of borrowings outstanding under the Credit Facility at an interest rate of approximately 5.71% and the remaining borrowing capacity under the Credit Facility was approximately $54 million.

        The administrative agent also requires that any interest or principal payments on pledged loans be remitted directly by the borrower into a lockbox account with the Bank of New York as custodian. Deutsche Bank is also the trustee of the account and once a month remits the collected funds to the Company. At September 30, 2007, the amount due from the custodian was $2.4 million.

        The Adviser services the loans pledged under the Credit Facility. As a condition to this servicing arrangement, the Company executed a performance guaranty pursuant to which it guaranteed that the Adviser would comply fully with all of its obligations under the Credit Facility. The performance guaranty requires the Company to maintain a minimum net worth of $100 million and to maintain "asset coverage" with respect to "senior securities representing indebtedness" of at least 200%, in accordance with Section 18 of the 1940 Act. As of September 30, 2007, the Company was in compliance with the covenants under the performance guaranty.

NOTE 6. COMMON STOCK

        As of September 30, 2007 and March 31, 2007, 100,000,000 shares of $0.001 par value common stock were authorized and 16,560,100 shares were outstanding.

NOTE 7. INCREASE IN NET ASSETS PER SHARE RESULTING FROM OPERATIONS

        The following table sets forth the computation of basic and diluted net increase in net assets per share resulting from operations:

	Three months ended September 30, 2007	Three months ended September 30, 2006	Six months ended September 30, 2007	Six months ended September 30, 2006
Numerator for basic and diluted net (decrease) increase in net assets resulting from operations per share	$(4,367,075)	$2,848,044	$3,903,391	$4,125,092
Denominator for basic and diluted shares	16,560,100	16,560,100	16,560,100	16,560,100

Basic and diluted net (decrease) increase in net assets per share resulting from operations	$(0.26)	$0.17	$0.24	$0.25

NOTE 8. DIVIDENDS

        The Company is required to pay out as a dividend 90% of its ordinary income and realized net short-term capital gains in excess of realized net short-term capital losses, if any, for each taxable year in order to maintain its status as a RIC under Subtitle A, Chapter 1 of Subchapter M of the Code. It is the policy of the Company to pay out as a dividend up to 100% of those amounts. The amount to be paid out monthly as a dividend is determined by the Board of Directors each quarter and is based on the annual earnings estimated by the management of the Company. Based on that estimate, three monthly dividends are declared each quarter. At year-end the Company may pay a bonus dividend, in addition to the monthly dividends, to ensure that it has paid out at least 90% of its ordinary income and realized net short-term capital gains for the year. Long-term capital gains are composed of success fees, prepayment fees and gains from the sale of securities held for one year or more. The Company intends to retain long-term capital gains from the sale of securities, if any, and not pay them out as dividends, however, the Board of Directors may decide to declare and pay out capital gains during any fiscal year. If the Company decides to retain long-term capital gains, the portion of the retained capital gains will be subject to 35% tax. The Company currently pays a monthly dividend. The tax characteristics of all dividends will be reported to stockholders on Form 1099 at the end of each calendar year. The Company's Board of Directors declared the following monthly dividends for the six months ended September 30, 2007 and 2006:

Fiscal Year 2008

Declaration Date	Record Date	Payment Date	Dividend per Share
July 10, 2007	September 20, 2007	September 28, 2007	$0.075
July 10, 2007	August 23, 2007	August 31, 2007	$0.075
July 10, 2007	July 23, 2007	July 31, 2007	$0.075
April 11, 2007	June 21, 2007	June 29, 2007	$0.075
April 11, 2007	May 22, 2007	May 31, 2007	$0.075
April 11, 2007	April 20, 2007	April 30, 2007	$0.075

Fiscal Year 2007

Declaration Date	Record Date	Payment Date	Dividend per Share
July 11, 2006	September 21, 2006	September 29, 2006	$0.07
July 11, 2006	August 21, 2006	August 31, 2006	$0.07
July 11, 2006	July 19, 2006	July 31, 2006	$0.07
April 11, 2006	June 22, 2006	June 30, 2006	$0.07
April 11, 2006	May 22, 2006	May 31, 2006	$0.07
April 11, 2006	April 20, 2006	April 28, 2006	$0.07

        The Company's Board of Directors estimates the source of the distributions listed above at the time of their declaration as required by Section 19(a) of the 1940 Act. The following estimates were made by the Board of Directors during the quarter ended September 30, 2007:

Month Ended	Ordinary Income	Return of Capital	Total Dividend
September 30, 2007	$0.070	$0.005	$0.075
August 31, 2007	0.075	—	0.075
July 31, 2007	0.069	0.006	0.075

        For dividends declared subsequent to quarter end, the following estimates have been made pursuant to Section 19(a) of the 1940 Act:

Month Ended	Ordinary Income	Return of Capital	Total Dividend
December 31, 2007	$0.080	$—	$0.080
November 30, 2007	0.080	—	0.080
October 31, 2007	0.080	—	0.080

        Because the Board of Directors declares dividends at the beginning of a quarter, it is difficult to estimate how much of the Company's monthly dividends and distributions will come from ordinary income, capital gains, and returns of capital. Subsequent to quarter end, the following corrections were made to the above listed estimates:

Month Ended	Ordinary Income	Return of Capital	Total Dividend
September 30, 2007	$0.054	$0.021	$0.075
August 31, 2007	0.056	0.019	0.075
July 31, 2007	0.072	0.003	0.075

        On a monthly basis, if required under Section 19(a), the Company posts a Section 19(a) notice through the Depository Trust Company's Legal Notice System (LENS) and also sends our to its registered shareholders a written Section 19(a) notice along with the payment of dividends for any payment which includes a dividend estimated to be paid from any other source other than net investment income. The estimates of the source of the distribution provided above and in the Company's 19(a) notices are interim estimates based on GAAP that are subject to revision, and the exact character of the distributions for tax purposes year cannot be determined until the final books and records of the Company are finalized for the calendar year. These estimates are made solely in order to comply with the requirements of Section 19(a) of 1940 Act and should not be relied upon for tax reporting or any other purposes. Following the calendar year end, after definitive information has been determined by the Company, if the Company has made distributions of taxable income (or return of capital), the Company will deliver a Form 1099-DIV to its stockholders specifying such amount and the tax characterization of such amount.

NOTE 9. CONTRACTUAL OBLIGATIONS

        As of September 30, 2007, the Company was a party to signed and non-binding term sheets for two buyout investments totaling approximately $39.9 million. The future scheduled contractual payments at September 30, 2007 were as follows:

		Payment Due by Period
Contractual Obligations	Total	Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Investments	39,850,000	39,850,000

Total	$39,850,000	$39,850,000	$—	$—	$—

        In October 2007, all of the investment purchase obligations summarized above were funded. (Refer to Note 10 below for more information).

NOTE 10. SUBSEQUENT EVENTS

Investments

        On October 16, 2007, the Company invested approximately $17.1 million in Danco Machine DPMS, Inc. ("Danco"). The investment consisted of approximately $2.5 million in preferred stock and warrants to purchase common stock of Danco and approximately $14.6 million of senior and subordinated notes from Danco. Founded in 1979, Danco provides machining and sheet metal work for short-run prototype and R&D work, as well as long-run production.

        Also on October 16, 2007, the Company extended a revolving credit facility to B-Dry, LLC, an existing portfolio company, with a total borrowing capacity of $750,000. As of October 29, 2007, there was $481,000 drawn on the facility leaving $269,000 available for future borrowings.

        On October 23, 2007, the Company extended an equipment note to Quench USA, LLC, a subsidiary of Quench Holdings Corp., for approximately $370,000 that will allow Quench USA, LLC to acquire equipment for use in its operating activities.

        On October 24, 2007, the Company invested approximately $20.4 million in Cavert Wire Company, Inc. ("Cavert"). The investment consisted of approximately $4.2 million in common and preferred stock and approximately $16.2 million of senior and subordinated notes, including a revolving credit facility. Cavert is a manufacturer and distributor of bailing wire and is the largest supplier of non-galvanized bailing wire in the United States.

        In October 2007, the Company received the full repayment of two syndicated loan investments of approximately $9.8 million. The Company also sold two syndicated loan participations for aggregate proceeds of approximately $9.9 million and recognized a net loss on the transactions of approximately $0.1 million.

Shelf Registration Statement

        On October 2, 2007, the SEC declared effective the Company's shelf registration statement on Form N-2 (File No. 333-138008) (the "Registration Statement.") The Registration Statement would permit the Company to issue, through one or more transactions, up to an aggregate of $300 million in securities, which may consist of common stock, preferred stock and/or debt securities.

Line of Credit

        On October 18, 2007, the Company, through its wholly-owned subsidiary, Business Investment, amended and extended its credit agreement which was originally established on October 19, 2006. In conjunction with this amendment and extension, Business Investment, the Adviser and Deutsche Bank AG entered into Amendment No. 3 to the Credit Agreement, dated October 18, 2007 (the "Amendment"). The Amendment, among other things, extended the maturity of the credit agreement to October 16, 2008 and modified certain existing definitions to the credit agreement. In connection with this amendment, Business Investment paid a $400,000 amendment fee.

Interest Rate Cap Agreement

        In October 2007, the Company entered into an interest rate cap agreement that will effectively limit the interest rate on a portion of the borrowings under the line of credit pursuant to the terms of the Credit Facility. The interest rate cap has a notional amount of $20 million at a cost of $15,000. The interest rate cap agreement expires in October 2008. The agreement provides that the Company's floating interest rate or cost of funds on a portion of the portfolio's borrowings will be capped at 9% when the LIBOR rate is in excess of 9%.

Dividends

        On October 9, 2007, the Company's Board of Directors declared the following monthly dividends:

Declaration Date	Record Date	Payment Date	Dividend per Share
October 9, 2007	October 23, 2007	October 31, 2007	$0.08
October 9, 2007	November 21, 2007	November 30, 2007	$0.08
October 9, 2007	December 20, 2007	December 31, 2007	$0.08